THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.



     This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     Please note that the Money Market Portfolio:

     | |  is not a bank deposit;

     | |  is not federally insured;

     | | is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

     | | is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

     | |  is not guaranteed to achieve its goal(s); and

     | | may not be able to maintain a stable $1 share price and you may lose money.

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
PROSPECTUS                                                     December 31, 2004

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

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                         INTRODUCTION TO THE RISK/RETURN SUMMARY ..............5


A LOOK AT THE GOALS,     MONEY MARKET PORTFOLIO ...............................6
STRATEGIES, RISKS,
EXPENSES AND FINANCIAL
HISTORY OF THE
PORTFOLIO.


                         PORTFOLIO MANAGEMENT

DETAILS ABOUT THE        Investment Adviser ..................................11
SERVICE
PROVIDERS.               Other Service Providers .............................12


                         SHAREHOLDER INFORMATION

POLICIES AND             Pricing Shares ......................................13
INSTRUCTIONS FOR
OPENING, MAINTAINING     Market Timing .......................................13
AND CLOSING AN ACCOUNT
IN THE PORTFOLIO.        Purchase of Shares ..................................13

                         Redemption of Shares ................................15


                         Dividends and Distributions .........................18


                         Taxes ...............................................18


DETAILS ON DISTRIBUTION PLAN.

                         DISTRIBUTION ARRANGEMENTS ...........................19

                         FOR MORE INFORMATION ........................Back Cover

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

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


     This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

     The class of common stock (the "Bedford Class") of the Company offered by this prospectus represents interests in the Bedford Class of the Portfolio. This prospectus and the Statement of Additional Information ("SAI") incorporated herein relate solely to the Bedford Class of shares of the Company.


     This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Bedford Class ("Bedford Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


================================================================================
     IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

INVESTMENT GOAL

     The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

     To achieve this goal,  we invest in a diversified  investment  portfolio of
short  term,  high  quality,   U.S.-dollar-denominated   instruments,  including
government, bank, commercial and other obligations.

     Specifically, we may invest in:


     o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

     o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's Investor's Service, Inc., or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

     o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     o  Asset-backed  securities (including interests in pools of assets such as
        mortgages,    installment   purchase   obligations   and   credit   card
        receivables).

     o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

     o  Dollar-denominated   securities   issued  or   guaranteed   by   foreign
        governments or their political subdivisions, agencies or authorities.

     o  Securities issued or guaranteed by state or local governmental bodies.

     o  Repurchase agreements relating to the above instruments.

     The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in such banking obligations.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

KEY RISKS


     o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     o  The   Portfolio's  concentration  of  its  investments  in  the  banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

     o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

     o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. governmental agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

     o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

     o  The   Portfolio  could  lose  money  if  a  seller  under  a  repurchase agreement defaults or declares bankruptcy.

     o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

     RISK / RETURN INFORMATION

     The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

1994      3.49%
1995      5.18%
1996      4.65%
1997      4.88%
1998      4.75%
1999      4.38%
2000      5.64%
2001      3.42%
2002      1.2%
2003      0.29%


Year-to-date total return for the nine months ended September 30, 2004:   0.24%


Best and Worst Quarterly Performance (for the periods reflected in the chart above):


Best Quarter:             5.91%     (quarter ended September 30, 2000)
Worst Quarter:            0.21%     (quarter ended September 30, 2003)


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

                                  1 YEAR            5 YEARS         10 YEARS
                                  ------            -------         --------

MONEY MARKET PORTFOLIO            0.29%             2.90%             3.74%

     CURRENT YIELD: The seven-day yield for the period ended December 31, 2003 for the Portfolio was 0.20%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the Portfolio.


EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.


     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from Portfolio assets)
     Management Fees 1 ......................................   0.45%
     Distribution and Service (12b-1) Fees 2 ................   0.65%
     Other Expenses 3 .......................................   0.26%
                                                                -----
     Total Annual Fund Operating Expenses 4 .................   1.36%
                                                                =====


================================================================================
                              IMPORTANT DEFINITIONS

MANAGEMENT FEES:  Fees  paid  to  the Adviser for Portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================


     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the Portfolio during the fiscal year ending August 31, 2005. As a result of the fee waiver, current management fees of the Portfolio are 0.09% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Portfolio's consent.


     2. During the previous fiscal year, PFPC Distributors, Inc. (the "Distributor") voluntarily waived distribution and service (12b-1) fees of the Portfolio to the extent necessary to maintain the Portfolio's yield. The distribution and service fees were 0.64% for the fiscal period ended August 31, 2004.


     3. "Other Expenses" for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. As a result of these fee waivers and reimbursements, "Other Expenses" of the Portfolio would be 0.23%. These waivers and reimbursements are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Portfolio's consent.

     4. As a result of the fee waivers set forth in notes 1 and 3, the total annual fund operating expenses would be 0.97% during the current fiscal year. Although this fee waiver is expected to remain in effect for the current fiscal year, it is voluntary and may be terminated at any time at the option of BIMC.



     EXAMPLE:


     The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                             1 YEAR        3 YEARS      5 YEARS      10 YEARS
                             ------        -------      -------      --------

BEDFORD SHARES                $138           $431         $745        $1,635

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------



     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal year ended August 31, 2004 has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2000 through August 31, 2003 was audited by PricewaterhouseCoopers LLP, the Company's former independent registered public accounting firm.



FINANCIAL HIGHLIGHTS (1)
     (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)


MONEY MARKET PORTFOLIO



                                              FOR THE            FOR THE          FOR THE          FOR THE            FOR THE
                                            YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED         YEAR ENDED
                                          AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of year .......     $  1.00          $  1.00           $   1.00          $   1.00          $   1.00
                                               -------          -------           --------          --------          --------
Income from investment operations:
   Net investment income .................      0.0025           0.0046             0.0157            0.0460            0.0512
   Net gain on securities ................          --           0.0005                 --                --                --
                                               -------          -------           --------          --------          --------
     Total from investment
       operations ........................      0.0025           0.0051             0.0157            0.0460            0.0512
                                               -------          -------           --------          --------          --------
Less distributions
   Dividends (from net investment income)      (0.0025)         (0.0046)           (0.0157)          (0.0460)          (0.0512)
   Distributions (from capital gains) ....          --          (0.0005)                --                --                --
                                               -------          -------           --------          --------          --------
     Total distributions .................     (0.0025)          0.0051            (0.0157)          (0.0460)          (0.0512)
                                               -------          -------           --------          --------           -------
Net asset value, end of year .............     $  1.00          $  1.00           $   1.00          $  1.00           $   1.00
                                               =======          =======           ========          ========          ========
Total Return .............................        0.25%            0.53%              1.59%             4.70%             5.24%
Ratios/Supplemental Data
   Net assets, end of year (000) .........     $72,001          $80,406           $ 52,878          $676,964          $423,977
   Ratios of expenses to average
     net assets (2) ......................        0.94%            0.98%              1.00%             1.00%              .97%
   Ratios of net investment income to
     average net assets ..................        0.24%            0.46%              1.75%             4.46%             5.15%

(1)  Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

(2)  Without the waiver of advisory,  administration  and transfer agent fees and without the reimbursement of certain operating expenses,  the ratios of expenses to average net assets for the Portfolio would have been 1.34%,  1.30%,  1.25%,  1.19% and
     1.05% for the years ended August 31, 2004, 2003, 2002, 2001 and 2000, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with $323.5 billion in assets under management as of September 30, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2004, BIMC received an advisory fee of 0.09% of the Portfolio's average net assets.


PORTFOLIO HOLDINGS

     A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

     The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.


                                  ------------
                                  SHAREHOLDERS
                                  ------------

Distribution
and
Shareholder
Services
                      ------------------------------------
                              PRINCIPAL DISTRIBUTOR

                             PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                      Distributes shares of the Portfolio.
                      ------------------------------------


                     -------------------------------------
                               TRANSFER AGENT AND
                                DISBURSING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                         Handles shareholder services,
                          including recordkeeping and
                     statements, distribution of dividends
                           and processing of buy and
                                 sell requests.
                     -------------------------------------


Asset
Management

                        --------------------------------
                               INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              100 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                        Manages the Portfolio's business
                           and investment activities.
                        --------------------------------


                   -----------------------------------------
                                    CUSTODIAN

                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153

                   Holds the Portfolio's assets, settles all
                       portfolio trades and collects most
                       of the valuation data required for
                        calculating the Portfolio's NAV.
                   -----------------------------------------


Portfolio
Operations

                -----------------------------------------------
                           ADMINISTRATOR AND PORTFOLIO
                                ACCOUNTING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                Provides facilities, equipment and personnel to
                   carry out administrative services related
                      to the Portfolio and calculates the
                         Portfolio's NAV, dividends and
                                 distributions.
                -----------------------------------------------


                     --------------------------------------
                               BOARD OF DIRECTORS

                     Supervises the Portfolio's activities.
                     --------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES


     PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.


     During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.


     On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.


     The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

     Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.



     The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.



     The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

     GENERAL. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

     Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the NYSE and the FRBare open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that Business Day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a Business Day will be processed as of the deadline on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

     A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

     If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

     DIRECT PURCHASES. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund - Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 760 Moore Road, King of Prussia, PA 19406. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

     Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future.

In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

     A. Telephone the Company's transfer agent, PFPC, toll-free at (800) 533-7719 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

     B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank N.A. PNC Bank, N.A., Philadelphia, PA
         ABA-0310-0005-3.
         FROM: (shareholder or account name) ACCOUNT
         NUMBER: (assigned account number)
         FOR PURCHASE OF: The RBB Fund - Money Market Portfolio (Bedford Class)
         AMOUNT: (amount to be invested)

     C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

     For subsequent investments, you should follow steps A and B above.


     GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.


     CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

     RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax adviser.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Bedford Class) c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 760 Moore Road, King of Prussia, PA 19406. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.


     If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 533-7719. Neither the Company, the Distributor, the Portfolio, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records;
(3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.


     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

     If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.


     PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. Distributions attributable to the net capital gain of the Portfolio, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

     The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate is 28%.


     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

     Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

     The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under  the  Distribution  Agreement  and  the  Plan,  the  Distributor  may
reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than payinger types of sales charges.

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




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




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


================================================================================
NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.






INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Philadelphia, Pennsylvania









PROSPECTUS
THE BEDFORD SHARES



MONEY MARKET PORTFOLIO





DECEMBER 31, 2004

================================================================================

                            THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-533-7719


FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS


     These  reports  contain   additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.


STATEMENT OF ADDITIONAL INFORMATION

     An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Bedford Shares, may be obtained free of charge, along with the Bedford Shares annual and semi-annual reports, by calling (800) 533-7719. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 533-7719.

PURCHASES AND REDEMPTIONS

     Call your broker or (800) 533-7719.

WRITTEN CORRESPONDENCE

Street Address:                     Bedford Shares
                                    c/o PFPC Inc.
                                    760 Moore Road
                                    King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION (SEC)

     You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NO. 811-05518

                                                              SHAREBUILDER
                                                            BEDFORD SHARES
                                         of The RBB Money Market Portfolio

--------------------------------------------------------------------------------

                 Managed by BlackRock Institutional Management Corporation




                                                            [LOGO OMITTED]
                                                          SHAREBUILDER (R)



                                                                PROSPECTUS

                                                         December 31, 2004

                                                      www.sharebuilder.com

                            THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.



     This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     Please note that the Money Market Portfolio:

     | |  is not a bank deposit;

     | |  is not federally insured;

     | | is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

     | | is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

     | |  is not guaranteed to achieve its goal(s); and

     | | may not be able to maintain a stable $1 share price and you may lose money.

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
PROSPECTUS                                                     December 31, 2004

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                         INTRODUCTION TO THE RISK/RETURN SUMMARY ..............5


A LOOK AT THE GOALS,     MONEY MARKET PORTFOLIO ...............................6
STRATEGIES, RISKS,
EXPENSES AND FINANCIAL
HISTORY OF THE
PORTFOLIO.


                         PORTFOLIO MANAGEMENT

DETAILS ABOUT THE        Investment Adviser ..................................11
SERVICE
PROVIDERS.               Other Service Providers .............................12


                         SHAREHOLDER INFORMATION

POLICIES AND             Pricing Shares ......................................13
INSTRUCTIONS FOR
OPENING, MAINTAINING     Market Timing .......................................13
AND CLOSING AN ACCOUNT
IN THE PORTFOLIO.        Purchase of Shares ..................................13

                         Redemption of Shares ................................15


                         Dividends and Distributions .........................18


                         Taxes ...............................................18


DETAILS ON DISTRIBUTION PLAN.

                         DISTRIBUTION ARRANGEMENTS ...........................19

                         FOR MORE INFORMATION ........................Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


     This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

     The class of common stock (the "Bedford Class") of the Company offered by this prospectus represents interests in the Bedford Class of the Portfolio. This prospectus and the Statement of Additional Information ("SAI") incorporated herein relate solely to the Bedford Class of shares of the Company.


     This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Bedford Class ("Bedford Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


================================================================================
     IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================

INVESTMENT GOAL

     The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

     To achieve this goal,  we invest in a diversified  investment  portfolio of
short  term,  high  quality,   U.S.-dollar-denominated   instruments,  including
government, bank, commercial and other obligations.

     Specifically, we may invest in:


     o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

     o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's Investor's Service, Inc., or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

     o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     o  Asset-backed  securities (including interests in pools of assets such as
        mortgages,    installment   purchase   obligations   and   credit   card
        receivables).

     o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

     o  Dollar-denominated   securities   issued  or   guaranteed   by   foreign
        governments or their political subdivisions, agencies or authorities.

     o  Securities issued or guaranteed by state or local governmental bodies.

     o  Repurchase agreements relating to the above instruments.

     The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in such banking obligations.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

KEY RISKS


     o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     o  The   Portfolio's  concentration  of  its  investments  in  the  banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

     o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

     o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. governmental agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

     o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

     o  The   Portfolio  could  lose  money  if  a  seller  under  a  repurchase agreement defaults or declares bankruptcy.

     o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

     RISK / RETURN INFORMATION

     The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

1994      3.49%
1995      5.18%
1996      4.65%
1997      4.88%
1998      4.75%
1999      4.38%
2000      5.64%
2001      3.42%
2002      1.2%
2003      0.29%


Year-to-date total return for the nine months ended September 30, 2004:   0.24%


Best and Worst Quarterly Performance (for the periods reflected in the chart above):


Best Quarter:             5.91%     (quarter ended September 30, 2000)
Worst Quarter:            0.21%     (quarter ended September 30, 2003)


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003

                                  1 YEAR            5 YEARS         10 YEARS
                                  ------            -------         --------

MONEY MARKET PORTFOLIO            0.29%             2.90%             3.74%

     CURRENT YIELD: The seven-day yield for the period ended December 31, 2003 for the Portfolio was 0.20%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the Portfolio.


EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.


     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from Portfolio assets)
     Management Fees 1 ......................................   0.45%
     Distribution and Service (12b-1) Fees 2 ................   0.65%
     Other Expenses 3 .......................................   0.26%
                                                                -----
     Total Annual Fund Operating Expenses 4 .................   1.36%
                                                                =====


================================================================================
                              IMPORTANT DEFINITIONS

MANAGEMENT FEES:  Fees  paid  to  the Adviser for Portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================


     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the Portfolio during the fiscal year ending August 31, 2005. As a result of the fee waiver, current management fees of the Portfolio are 0.09% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Portfolio's consent.


     2. During the previous fiscal year, PFPC Distributors, Inc. (the "Distributor") voluntarily waived distribution and service (12b-1) fees of the Portfolio to the extent necessary to maintain the Portfolio's yield. The distribution and service fees were 0.64% for the fiscal period ended August 31, 2004.


     3. "Other Expenses" for the current fiscal year are expected to be less than the amounts shown above because certain of the Portfolio's service providers are waiving a portion of their fees and/or reimbursing the Portfolio for certain other expenses. As a result of these fee waivers and reimbursements, "Other Expenses" of the Portfolio would be 0.23%. These waivers and reimbursements are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Portfolio's consent.

     4. As a result of the fee waivers set forth in notes 1 and 3, the total annual fund operating expenses would be 0.97% during the current fiscal year. Although this fee waiver is expected to remain in effect for the current fiscal year, it is voluntary and may be terminated at any time at the option of BIMC.



     EXAMPLE:


     The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                             1 YEAR        3 YEARS      5 YEARS      10 YEARS
                             ------        -------      -------      --------

BEDFORD SHARES                $138           $431         $745        $1,635

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------



     The table below sets forth certain financial information for the periods indicated, including per share information results for a single Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal year ended August 31, 2004 has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2000 through August 31, 2003 was audited by PricewaterhouseCoopers LLP, the Company's former independent registered public accounting firm.



FINANCIAL HIGHLIGHTS (1)
     (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)


MONEY MARKET PORTFOLIO



                                              FOR THE            FOR THE          FOR THE          FOR THE            FOR THE
                                            YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED         YEAR ENDED
                                          AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of year .......     $  1.00          $  1.00           $   1.00          $   1.00          $   1.00
                                               -------          -------           --------          --------          --------
Income from investment operations:
   Net investment income .................      0.0025           0.0046             0.0157            0.0460            0.0512
   Net gain on securities ................          --           0.0005                 --                --                --
                                               -------          -------           --------          --------          --------
     Total from investment
       operations ........................      0.0025           0.0051             0.0157            0.0460            0.0512
                                               -------          -------           --------          --------          --------
Less distributions
   Dividends (from net investment income)      (0.0025)         (0.0046)           (0.0157)          (0.0460)          (0.0512)
   Distributions (from capital gains) ....          --          (0.0005)                --                --                --
                                               -------          -------           --------          --------          --------
     Total distributions .................     (0.0025)          0.0051            (0.0157)          (0.0460)          (0.0512)
                                               -------          -------           --------          --------           -------
Net asset value, end of year .............     $  1.00          $  1.00           $   1.00          $  1.00           $   1.00
                                               =======          =======           ========          ========          ========
Total Return .............................        0.25%            0.53%              1.59%             4.70%             5.24%
Ratios/Supplemental Data
   Net assets, end of year (000) .........     $72,001          $80,406           $ 52,878          $676,964          $423,977
   Ratios of expenses to average
     net assets (2) ......................        0.94%            0.98%              1.00%             1.00%              .97%
   Ratios of net investment income to
     average net assets ..................        0.24%            0.46%              1.75%             4.46%             5.15%

(1)  Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

(2)  Without the waiver of advisory,  administration  and transfer agent fees and without the reimbursement of certain operating expenses,  the ratios of expenses to average net assets for the Portfolio would have been 1.34%,  1.30%,  1.25%,  1.19% and
     1.05% for the years ended August 31, 2004, 2003, 2002, 2001 and 2000, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with $323.5 billion in assets under management as of September 30, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2004, BIMC received an advisory fee of 0.09% of the Portfolio's average net assets.


PORTFOLIO HOLDINGS

     A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

     The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.


                                  ------------
                                  SHAREHOLDERS
                                  ------------

Distribution
and
Shareholder
Services
                      ------------------------------------
                              PRINCIPAL DISTRIBUTOR

                             PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                      Distributes shares of the Portfolio.
                      ------------------------------------


                     -------------------------------------
                               TRANSFER AGENT AND
                                DISBURSING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                         Handles shareholder services,
                          including recordkeeping and
                     statements, distribution of dividends
                           and processing of buy and
                                 sell requests.
                     -------------------------------------


Asset
Management

                        --------------------------------
                               INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              100 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                        Manages the Portfolio's business
                           and investment activities.
                        --------------------------------


                   -----------------------------------------
                                    CUSTODIAN

                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153

                   Holds the Portfolio's assets, settles all
                       portfolio trades and collects most
                       of the valuation data required for
                        calculating the Portfolio's NAV.
                   -----------------------------------------


Portfolio
Operations

                -----------------------------------------------
                           ADMINISTRATOR AND PORTFOLIO
                                ACCOUNTING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                Provides facilities, equipment and personnel to
                   carry out administrative services related
                      to the Portfolio and calculates the
                         Portfolio's NAV, dividends and
                                 distributions.
                -----------------------------------------------


                     --------------------------------------
                               BOARD OF DIRECTORS

                     Supervises the Portfolio's activities.
                     --------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES


     PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.


     During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.


     On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.


     The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

     Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.



     The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.



     The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

     GENERAL. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

     Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the NYSE and the FRBare open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that Business Day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a Business Day will be processed as of the deadline on the following Business Day.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

     A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

     If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

     DIRECT PURCHASES. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund - Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 760 Moore Road, King of Prussia, PA 19406. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

     Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future.

In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

     A. Telephone the Company's transfer agent, PFPC, toll-free at (800) 533-7719 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

     B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank N.A. PNC Bank, N.A., Philadelphia, PA
         ABA-0310-0005-3.
         FROM: (shareholder or account name) ACCOUNT
         NUMBER: (assigned account number)
         FOR PURCHASE OF: The RBB Fund - Money Market Portfolio (Bedford Class)
         AMOUNT: (amount to be invested)

     C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

     For subsequent investments, you should follow steps A and B above.


     GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.


     CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

     RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax adviser.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Bedford Class) c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 760 Moore Road, King of Prussia, PA 19406. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.


     If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 533-7719. Neither the Company, the Distributor, the Portfolio, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records;
(3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.


     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

     If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.


     PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. Distributions attributable to the net capital gain of the Portfolio, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

     The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate is 28%.


     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

     Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

     The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under  the  Distribution  Agreement  and  the  Plan,  the  Distributor  may
reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than payinger types of sales charges.

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


================================================================================
NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.






INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Philadelphia, Pennsylvania









PROSPECTUS
THE BEDFORD SHARES



MONEY MARKET PORTFOLIO





DECEMBER 31, 2004

================================================================================

                            THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-533-7719


FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS


     These  reports  contain   additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.


STATEMENT OF ADDITIONAL INFORMATION

     An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Bedford Shares, may be obtained free of charge, along with the Bedford Shares annual and semi-annual reports, by calling (800) 533-7719. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 533-7719.

PURCHASES AND REDEMPTIONS

     Call your broker or (800) 533-7719.

WRITTEN CORRESPONDENCE

Street Address:                     Bedford Shares
                                    c/o PFPC Inc.
                                    760 Moore Road
                                    King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION (SEC)

     You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NO. 811-05518

CUSTOMER CARE
For questions regarding your ShareBuilder account please call 1-866-SHRBLDR (1-866-747-2537) or visit ShareBuilder online at ShareBuilder.com. Please be aware that ShareBuilder Customer Care Agents are not able to place a trade for you over the phone, open your account over the phone, or provide any type of financial advice or recommendations.

WRITTEN CORRESPONDENCE
Post Office Address:       ShareBuilder - Bedford Shares of
                           The RBB Money Market Portfolio
                           c/o Sharebuilder Securities Corporation
                           PO Box 1728
                           Bellevue, WA 98009

Street Address:            ShareBuilder - Bedford Shares of
                           The RBB Money Market Portfolio
                           c/o Sharebuilder Securities Corporation
                           1445 - 120th Avenue Northeast
                           Bellevue, WA 98005


--------------------------------------------------------------------------------







INVESTMENT COMPANY ACT FILE NO. 811-05518

                           SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO

                                       OF

                               THE RBB FUND, INC.


     This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     Please note that the Money Market Portfolio:

     [ ] is not a bank deposit;

     [ ] is not federally insured;

     [ ] is not an obligation of, or guaranteed or endorsed by PNC Bank, N.A., PFPC Trust Company or any other bank;

     [ ] is  not  an  obligation  of, or  guaranteed  or  endorsed  or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

     [ ] is not guaranteed to achieve its goals; and

     [ ] may not be able to maintain a stable $1 share price and you may lose money.


--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
PROSPECTUS                                                     December 31, 2004

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


=============================  INTRODUCTION TO THE RISK/RETURN SUMMARY ....... 5


A LOOK AT THE GOALS,           MONEYMARKET PORTFOLIO ......................... 6
STRATEGIES, RISKS, EXPENSES
AND FINANCIAL HISTORY OF THE
PORTFOLIO.
                               PORTFOLIO MANAGEMENT
DETAILS ABOUT THE SERVICE           Investment Adviser .......................11
PROVIDERS.                          Other Service Providers ..................12



                               SHAREHOLDER INFORMATION
POLICIES AND INSTRUCTIONS           Pricing Shares ...........................13
FOR OPENING, MAINTAINING AND        Market Timing ............................13
CLOSING AN ACCOUNT IN THE           Purchase of Shares .......................13
PORTFOLIO.                          Redemption of Shares .....................14
                                    Dividends and Distributions ..............16
                                    Taxes ....................................17



DETAILS ON THE DISTRIBUTION    DISTRIBUTION ARRANGEMENTS .....................17
PLAN.

=============================  FOR MORE INFORMATION ..................Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
     This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Sansom Street shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

     The class of common stock (the "Sansom Street Class") of the Company offered by this prospectus represents interests in the Sansom Street Class of the Portfolio. This prospectus and the Statement of Additional Information ("SAI") incorporated herein relate solely to the Sansom Street Class of shares of the Company.

     This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Sansom Street Class ("Sansom Street Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================
                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================


INVESTMENT GOAL

     The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.


PRIMARY INVESTMENT STRATEGIES


     To achieve this goal,  we invest in a diversified  investment  portfolio of
short  term,  high  quality,   U.S. dollar-denominated   instruments,  including
government, bank, commercial and other obligations.


     Specifically, we may invest in:


     o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

     o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

     o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     o  Asset-backed  securities (including interests in pools of assets such as
        mortgages,    installment   purchase   obligations   and   credit   card
        receivables).

     o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

     o  Dollar-denominated   securities   issued  or   guaranteed   by   foreign
        governments or their political subdivisions, agencies or authorities.

     o  Securities issued or guaranteed by state or local governmental bodies.

     o  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in such banking obligations.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.


     KEY RISKS


     o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     o The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

     o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

     o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

     o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

     o The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

     o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.


     RISK/RETURN INFORMATION

     The chart and table below illustrate the variability of the Portfolio's long-term performance for Sansom Street Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.


TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31


              EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC

                                [GRAPHIC OMITTED]

                            1994         4.07%
                            1995         4.96%
                            1996         5.03%
                            1997         5.39%
                            1998         5.23%
                            1999         4.88%
                            2000         6.16%
                            2001         3.94%
                            2002         1.72%
                            2003         1.05%


   Year-to-date total return for the nine months ended September 30, 2004: 0.80%


   Best and Worst Quarterly Performance (for the periods reflected in the chart above):


   Best Quarter:            6.44% (quarter ended September 30, 2000)

   Worst Quarter:           0.25% (quarter ended September 30, 2003)



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003


                                 1 YEAR          5 YEARS         10 YEARS
                                 ------          -------         --------
MONEY MARKET PORTFOLIO            1.05%           3.53%            4.28%


     CURRENT YIELD: The seven-day yield for the period ended December 31, 2003 for the Portfolio was 0.96%. Past performance is not an indication of future results. Yields will vary. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

     EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

================================================================================
                              IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for the portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from Portfolio assets)

     Management Fees 1 .......................................... 0.45%


     Distribution and Service (12b-1) Fees 2 .................... 0.05%

     Other Expenses ............................................. 0.14%
                                                                  -----
     Total Annual Fund Operating Expenses 3 ..................... 0.64%
                                                                  =====



     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.



     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the Portfolio during the fiscal year ending August 31, 2005. As a result of the fee waiver, current management fees of the Portfolio are 0.09% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Portfolio's consent.


     2. PFPC Distributors, Inc. (the "Distributor") has voluntarily agreed to temporarily waive distribution and service (12b-1) fees. As a result of these fee waivers and/or reimbursements, "Distribution and Service
         (12b-1) Fees" of the Portfolio would be 0.00%. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Portfolio's consent.

     3. As a result of the fee waivers and/or reimbursements set forth in notes 1 and 2, the total annual Fund operating expenses would be 0.20% during the current fiscal year. Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time at the option of BIMC or PFPC Distributors, Inc.




     EXAMPLE


     The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                           1 YEAR         3 YEARS      5 YEARS      10 YEARS
                           ------         -------      -------      --------
     SANSOM STREET          $65            $205         $357          $798

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



     The table below sets forth certain financial information for the periods indicated, including per share information results for a single share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal year ended August 31, 2004 has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2000 through August 31, 2003 was audited by PricewaterhouseCoopers LLP, the Company's former independent registered public accounting firm.



FINANCIAL HIGHLIGHTS (1)
     (FOR A SANSOM STREET SHARE OUTSTANDING THROUGHOUT EACH YEAR)

MONEY MARKET PORTFOLIO


                                                     FOR THE          FOR THE         FOR THE          FOR THE           FOR THE
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                 AUGUST 31, 2004  AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year ................  $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                                                     -------          -------          -------          -------          -------
Income from investment operations:
   Net investment income ..........................   0.0100           0.0114           0.0209           0.0511           0.0560
   Net gains on securities ........................       --           0.0005               --               --               --
                                                     -------          -------          -------          -------          -------
     Total net income from investment
       operations .................................   0.0100           0.0119           0.0209           0.0511           0.0560
                                                     -------          -------          -------          -------          -------
Less distributions
   Dividends (from net investment income) .........  (0.0100)         (0.0114)         (0.0209)         (0.0511)         (0.0560)
   Distributions (from capital gains) .............       --          (0.0005)              --               --               --
                                                     -------          -------          -------          -------          -------
     Total distributions ..........................  (0.0100)         (0.0119)         (0.0209)         (0.0511)         (0.0560)
                                                     -------          -------          -------          -------          -------
Net asset value, end of year ......................  $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                                                     =======          =======          =======          =======          =======
Total Return ......................................    1.00%            1.21%            2.11%            5.23%            5.75%
Ratios/Supplemental Data
   Net assets, end of year (000) .................. $141,372         $198,373         $244,212         $201,632         $326,745
   Ratios of expenses to average net assets (2) ...     .20%             .30%             .49%             .49%             .49%
   Ratios of net investment income to
     average net assets ...........................     .98%            1.14%            2.10%            5.23%            5.42%

(1) Financial Highlights relate solely to the Sansom Street Class of shares of the Portfolio.
(2) Without the waiver of advisory  fees and  reimbursement  of certain  operating  expenses,  the ratios of expenses to average net assets for the Portfolio would have been .59%,  .57%,  .64%, .61% and .61% for the years ended August 31, 2004, 2003, 2002, 2001 and 2000, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     BIMC, is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with $323.5 billion in assets under management as of September 30, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNCFinancial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2004, BIMC received an advisory fee of 0.09% of the Portfolio's average net assets.


PORTFOLIO HOLDINGS

     A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

     The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.


                    ========================================
                                  SHAREHOLDERS
                    ========================================


Distribution        ========================================
and                           PRINCIPAL DISTRIBUTOR
Shareholder
Services                     PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                      Distributes shares of the Portfolio.
                    ========================================

                    ========================================
                           TRANSFER AGENT AND DIVIDEND
                                DISPURSING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                          Handles shareholder services,
                           including recordkeeping and
                     statements, distribution of dividends
                         and processing of buy and sell
                                    requests.
                    ========================================


Asset               ========================================
Management                     INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              100 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                             Manages the Portfolio's
                             investment activities.
                    ========================================

                    ========================================
                                    CUSTODIAN

                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153

                      Holds the Portfolio's assets, settles
                     all portfolio trades and collects most
                         of the valuation data required
                      for calculating the Portfolio's NAV.
                    ========================================


Portfolio           ========================================
Operations                 ADMINISTRATOR AND PORTFOLIO
                                ACCOUNTING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                       Provides facilities, equipment and
                     personnel to carry out administrative
                        services related to the Portfolio
                       and calculates the Portfolio's NAV,
                          dividends and distributions.
                    ========================================


                    ========================================
                               BOARD OF DIRECTORS

                     Supervises the Portfolio's activities.
                    ========================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES


     PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.


     During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.


     On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.


     The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

     Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.



     The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.



     The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

     GENERAL. Shares may be purchased through PNC Bank, N.A. or its affiliates ("PNC") acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC and who have authorized PNC to invest in the Sansom Street Class on a customer's behalf. Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Company's Distributor (a "Dealer"). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

     Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day.

     PURCHASES THROUGH AN ACCOUNT WITH PNC OR A DEALER. Shares may be purchased through your accounts at PNC or a Dealer through procedures and requirements established by PNC or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC or a Dealer.

     PNC may also impose minimum customer account requirements. Although PNC does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from PNC.

     DIRECT PURCHASES THROUGH A DEALER. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to The RBB Fund
- Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 760 Moore Road, King of Prussia, PA 19406. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the address above.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.


     GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.


     CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

     RETIREMENT PLANS. Sansom Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax adviser.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. It is the responsibility of PNC and Dealers to transmit promptly to PFPC your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT AT PNC. If you beneficially own Shares through an account at PNC, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m.

Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at PNC, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although PNC may charge your account for redemption services.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-PNC CUSTOMERS. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by PFPC from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective immediately before 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

     Each  Dealer   reserves   the  right  to  waive  or  modify   criteria  for
participation in an account or to terminate participation in an account for any reason.


     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 760 Moore Road, King of Prussia, PA19406. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.


     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.


     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts
("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and forward them to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days' notice, if that account falls below $500 as a result of redemptions, not market movement, and during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.


     If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

     PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.


DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. Distributions attributable to the net capital gain of the Portfolio, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

     The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate is 28%.


     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
     Sansom Street Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

     The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to 0.20% on an annualized basis of the average daily net assets of the Sansom Street Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.05% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Sansom Street Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Sansom Street Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Sansom Street Class as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                   THE SANSOM
                                  STREET SHARES
                                     OF THE
                             MONEY MARKET PORTFOLIO





                                   Prospectus
                                December 31, 2004




NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware


DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania


CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware


COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Philadelphia, Pennsylvania

                         THE SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-430-9618


FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Sansom Street Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS


     These  reports  contain   additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.


STATEMENT OF ADDITIONAL INFORMATION

     An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Sansom Street Money Market Portfolio, may be obtained free of charge, along with the Sansom Street Money Market Portfolio's annual and semi-annual reports, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

WRITTEN CORRESPONDENCE

                           Sansom Street Money Market Portfolio
                           c/o PFPC Inc.
                           760 Moore Road
                           King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION

     You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NO. 811-05518

[GRAPHIC OMITTED]
AFBA 5STAR FUND, INC.


AFBA 5STAR FUND
SANSOM STREET SHARES
OF THE MONEY MARKET
PORTFOLIO*

PROSPECTUS
December 31, 2004


*A money market portfolio of The RBB Fund, Inc. offered in connection with the AFBA 5Star Funds.

                           SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO

                                       OF

                               THE RBB FUND, INC.


     This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     Please note that the Money Market Portfolio:

     [ ] is not a bank deposit;

     [ ] is not federally insured;

     [ ] is not an obligation of, or guaranteed or endorsed by PNC Bank, N.A., PFPC Trust Company or any other bank;

     [ ] is  not  an  obligation  of, or  guaranteed  or  endorsed  or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

     [ ] is not guaranteed to achieve its goals; and

     [ ] may not be able to maintain a stable $1 share price and you may lose money.


--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
PROSPECTUS                                                     December 31, 2004

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


=============================  INTRODUCTION TO THE RISK/RETURN SUMMARY ....... 5


A LOOK AT THE GOALS,           MONEYMARKET PORTFOLIO ......................... 6
STRATEGIES, RISKS, EXPENSES
AND FINANCIAL HISTORY OF THE
PORTFOLIO.
                               PORTFOLIO MANAGEMENT
DETAILS ABOUT THE SERVICE           Investment Adviser .......................11
PROVIDERS.                          Other Service Providers ..................12



                               SHAREHOLDER INFORMATION
POLICIES AND INSTRUCTIONS           Pricing Shares ...........................13
FOR OPENING, MAINTAINING AND        Market Timing ............................13
CLOSING AN ACCOUNT IN THE           Purchase of Shares .......................13
PORTFOLIO.                          Redemption of Shares .....................14
                                    Dividends and Distributions ..............16
                                    Taxes ....................................17



DETAILS ON THE DISTRIBUTION    DISTRIBUTION ARRANGEMENTS .....................17
PLAN.

=============================  FOR MORE INFORMATION ..................Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
     This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Sansom Street shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

     The class of common stock (the "Sansom Street Class") of the Company offered by this prospectus represents interests in the Sansom Street Class of the Portfolio. This prospectus and the Statement of Additional Information ("SAI") incorporated herein relate solely to the Sansom Street Class of shares of the Company.

     This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Sansom Street Class ("Sansom Street Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================
                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================


INVESTMENT GOAL

     The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.


PRIMARY INVESTMENT STRATEGIES


     To achieve this goal,  we invest in a diversified  investment  portfolio of
short  term,  high  quality,   U.S. dollar-denominated   instruments,  including
government, bank, commercial and other obligations.


     Specifically, we may invest in:


     o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

     o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

     o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     o  Asset-backed  securities (including interests in pools of assets such as
        mortgages,    installment   purchase   obligations   and   credit   card
        receivables).

     o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

     o  Dollar-denominated   securities   issued  or   guaranteed   by   foreign
        governments or their political subdivisions, agencies or authorities.

     o  Securities issued or guaranteed by state or local governmental bodies.

     o  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in such banking obligations.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.


     KEY RISKS


     o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     o The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

     o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

     o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

     o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

     o The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

     o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.


     RISK/RETURN INFORMATION

     The chart and table below illustrate the variability of the Portfolio's long-term performance for Sansom Street Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.


TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31


              EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC

                                [GRAPHIC OMITTED]

                            1994         4.07%
                            1995         4.96%
                            1996         5.03%
                            1997         5.39%
                            1998         5.23%
                            1999         4.88%
                            2000         6.16%
                            2001         3.94%
                            2002         1.72%
                            2003         1.05%


   Year-to-date total return for the nine months ended September 30, 2004: 0.80%


   Best and Worst Quarterly Performance (for the periods reflected in the chart above):


   Best Quarter:            6.44% (quarter ended September 30, 2000)

   Worst Quarter:           0.25% (quarter ended September 30, 2003)



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003


                                 1 YEAR          5 YEARS         10 YEARS
                                 ------          -------         --------
MONEY MARKET PORTFOLIO            1.05%           3.53%            4.28%


     CURRENT YIELD: The seven-day yield for the period ended December 31, 2003 for the Portfolio was 0.96%. Past performance is not an indication of future results. Yields will vary. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

     EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

================================================================================
                              IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for the portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from Portfolio assets)

     Management Fees 1 .......................................... 0.45%


     Distribution and Service (12b-1) Fees 2 .................... 0.05%

     Other Expenses ............................................. 0.14%
                                                                  -----
     Total Annual Fund Operating Expenses 3 ..................... 0.64%
                                                                  =====



     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.



     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the Portfolio during the fiscal year ending August 31, 2005. As a result of the fee waiver, current management fees of the Portfolio are 0.09% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Portfolio's consent.


     2. PFPC Distributors, Inc. (the "Distributor") has voluntarily agreed to temporarily waive distribution and service (12b-1) fees. As a result of these fee waivers and/or reimbursements, "Distribution and Service
         (12b-1) Fees" of the Portfolio would be 0.00%. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Portfolio's consent.

     3. As a result of the fee waivers and/or reimbursements set forth in notes 1 and 2, the total annual Fund operating expenses would be 0.20% during the current fiscal year. Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time at the option of BIMC or PFPC Distributors, Inc.




     EXAMPLE


     The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                           1 YEAR         3 YEARS      5 YEARS      10 YEARS
                           ------         -------      -------      --------
     SANSOM STREET          $65            $205         $357          $798

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



     The table below sets forth certain financial information for the periods indicated, including per share information results for a single share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal year ended August 31, 2004 has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2000 through August 31, 2003 was audited by PricewaterhouseCoopers LLP, the Company's former independent registered public accounting firm.



FINANCIAL HIGHLIGHTS (1)
     (FOR A SANSOM STREET SHARE OUTSTANDING THROUGHOUT EACH YEAR)

MONEY MARKET PORTFOLIO


                                                     FOR THE          FOR THE         FOR THE          FOR THE           FOR THE
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                 AUGUST 31, 2004  AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year ................  $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                                                     -------          -------          -------          -------          -------
Income from investment operations:
   Net investment income ..........................   0.0100           0.0114           0.0209           0.0511           0.0560
   Net gains on securities ........................       --           0.0005               --               --               --
                                                     -------          -------          -------          -------          -------
     Total net income from investment
       operations .................................   0.0100           0.0119           0.0209           0.0511           0.0560
                                                     -------          -------          -------          -------          -------
Less distributions
   Dividends (from net investment income) .........  (0.0100)         (0.0114)         (0.0209)         (0.0511)         (0.0560)
   Distributions (from capital gains) .............       --          (0.0005)              --               --               --
                                                     -------          -------          -------          -------          -------
     Total distributions ..........................  (0.0100)         (0.0119)         (0.0209)         (0.0511)         (0.0560)
                                                     -------          -------          -------          -------          -------
Net asset value, end of year ......................  $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                                                     =======          =======          =======          =======          =======
Total Return ......................................    1.00%            1.21%            2.11%            5.23%            5.75%
Ratios/Supplemental Data
   Net assets, end of year (000) .................. $141,372         $198,373         $244,212         $201,632         $326,745
   Ratios of expenses to average net assets (2) ...     .20%             .30%             .49%             .49%             .49%
   Ratios of net investment income to
     average net assets ...........................     .98%            1.14%            2.10%            5.23%            5.42%

(1) Financial Highlights relate solely to the Sansom Street Class of shares of the Portfolio.
(2) Without the waiver of advisory  fees and  reimbursement  of certain  operating  expenses,  the ratios of expenses to average net assets for the Portfolio would have been .59%,  .57%,  .64%, .61% and .61% for the years ended August 31, 2004, 2003, 2002, 2001 and 2000, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     BIMC, is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with $323.5 billion in assets under management as of September 30, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNCFinancial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2004, BIMC received an advisory fee of 0.09% of the Portfolio's average net assets.


PORTFOLIO HOLDINGS

     A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

     The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.


                    ========================================
                                  SHAREHOLDERS
                    ========================================


Distribution        ========================================
and                           PRINCIPAL DISTRIBUTOR
Shareholder
Services                     PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                      Distributes shares of the Portfolio.
                    ========================================

                    ========================================
                           TRANSFER AGENT AND DIVIDEND
                                DISPURSING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                          Handles shareholder services,
                           including recordkeeping and
                     statements, distribution of dividends
                         and processing of buy and sell
                                    requests.
                    ========================================


Asset               ========================================
Management                     INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              100 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                             Manages the Portfolio's
                             investment activities.
                    ========================================

                    ========================================
                                    CUSTODIAN

                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153

                      Holds the Portfolio's assets, settles
                     all portfolio trades and collects most
                         of the valuation data required
                      for calculating the Portfolio's NAV.
                    ========================================


Portfolio           ========================================
Operations                 ADMINISTRATOR AND PORTFOLIO
                                ACCOUNTING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                       Provides facilities, equipment and
                     personnel to carry out administrative
                        services related to the Portfolio
                       and calculates the Portfolio's NAV,
                          dividends and distributions.
                    ========================================


                    ========================================
                               BOARD OF DIRECTORS

                     Supervises the Portfolio's activities.
                    ========================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES


     PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.


     During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.


     On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.


     The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

     Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.



     The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.



     The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

     GENERAL. Shares may be purchased through PNC Bank, N.A. or its affiliates ("PNC") acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC and who have authorized PNC to invest in the Sansom Street Class on a customer's behalf. Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Company's Distributor (a "Dealer"). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

     Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day.

     PURCHASES THROUGH AN ACCOUNT WITH PNC OR A DEALER. Shares may be purchased through your accounts at PNC or a Dealer through procedures and requirements established by PNC or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC or a Dealer.

     PNC may also impose minimum customer account requirements. Although PNC does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from PNC.

     DIRECT PURCHASES THROUGH A DEALER. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to The RBB Fund
- Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 760 Moore Road, King of Prussia, PA 19406. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the address above.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.


     GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.


     CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

     RETIREMENT PLANS. Sansom Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax adviser.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. It is the responsibility of PNC and Dealers to transmit promptly to PFPC your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT AT PNC. If you beneficially own Shares through an account at PNC, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m.

Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at PNC, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although PNC may charge your account for redemption services.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-PNC CUSTOMERS. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by PFPC from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective immediately before 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

     Each  Dealer   reserves   the  right  to  waive  or  modify   criteria  for
participation in an account or to terminate participation in an account for any reason.


     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 760 Moore Road, King of Prussia, PA19406. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.


     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.


     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts
("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and forward them to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days' notice, if that account falls below $500 as a result of redemptions, not market movement, and during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.


     If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

     PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.


DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. Distributions attributable to the net capital gain of the Portfolio, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

     The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate is 28%.


     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
     Sansom Street Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

     The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to 0.20% on an annualized basis of the average daily net assets of the Sansom Street Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.05% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Sansom Street Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Sansom Street Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Sansom Street Class as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                   THE SANSOM
                                  STREET SHARES
                                     OF THE
                             MONEY MARKET PORTFOLIO





                                   Prospectus
                                December 31, 2004




NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware


DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania


CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware


COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Philadelphia, Pennsylvania

                         THE SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-430-9618


FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Sansom Street Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS


     These  reports  contain   additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.


STATEMENT OF ADDITIONAL INFORMATION

     An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Sansom Street Money Market Portfolio, may be obtained free of charge, along with the Sansom Street Money Market Portfolio's annual and semi-annual reports, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

WRITTEN CORRESPONDENCE

                           Sansom Street Money Market Portfolio
                           c/o PFPC Inc.
                           760 Moore Road
                           King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION

     You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NO. 811-05518

AFBA 5STAR FUNDS
INVESTOR INFORMATION

SHAREHOLDER SERVICING
---------------------

BY TELEPHONE
(888) 578-2733

ON THE WEB
www.afbafivestarfunds.com

BY MAIL
AFBA 5Star Funds
c/o PFPC Inc.
PO Box 9779
Providence, RI 02940

INVESTMENTS VIA WIRE
PNC Bank, N.A.
ABA# 031000053
DDA# 8606905871
AFBA 5Star Money Market Portfolio
FBO: Shareholder name & account number



The redemption by check privilege is not currently available with this offering of The RBB Fund, Inc., Sansom Street Shares of the Money Market Portfolio, in connection with the AFBA 5Star Funds.



A12-449-P5

[GRAPHIC OMITTED]
KELMOORE STRATEGY



KELMOORE STRATEGY FUNDS
SANSOM STREET SHARES OF THE
MONEY MARKET PORTFOLIO*







PROSPECTUS
December 31, 2004



*A money market  portfolio of The RBB Fund, Inc.
offered in connection with the Kelmoore Strategy
Funds.

                           SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO

                                       OF

                               THE RBB FUND, INC.


     This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     Please note that the Money Market Portfolio:

     [ ] is not a bank deposit;

     [ ] is not federally insured;

     [ ] is not an obligation of, or guaranteed or endorsed by PNC Bank, N.A., PFPC Trust Company or any other bank;

     [ ] is  not  an  obligation  of, or  guaranteed  or  endorsed  or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

     [ ] is not guaranteed to achieve its goals; and

     [ ] may not be able to maintain a stable $1 share price and you may lose money.


--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
PROSPECTUS                                                     December 31, 2004

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


=============================  INTRODUCTION TO THE RISK/RETURN SUMMARY ....... 5


A LOOK AT THE GOALS,           MONEYMARKET PORTFOLIO ......................... 6
STRATEGIES, RISKS, EXPENSES
AND FINANCIAL HISTORY OF THE
PORTFOLIO.
                               PORTFOLIO MANAGEMENT
DETAILS ABOUT THE SERVICE           Investment Adviser .......................11
PROVIDERS.                          Other Service Providers ..................12



                               SHAREHOLDER INFORMATION
POLICIES AND INSTRUCTIONS           Pricing Shares ...........................13
FOR OPENING, MAINTAINING AND        Market Timing ............................13
CLOSING AN ACCOUNT IN THE           Purchase of Shares .......................13
PORTFOLIO.                          Redemption of Shares .....................14
                                    Dividends and Distributions ..............16
                                    Taxes ....................................17



DETAILS ON THE DISTRIBUTION    DISTRIBUTION ARRANGEMENTS .....................17
PLAN.

=============================  FOR MORE INFORMATION ..................Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
     This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Sansom Street shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

     The class of common stock (the "Sansom Street Class") of the Company offered by this prospectus represents interests in the Sansom Street Class of the Portfolio. This prospectus and the Statement of Additional Information ("SAI") incorporated herein relate solely to the Sansom Street Class of shares of the Company.

     This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Sansom Street Class ("Sansom Street Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================
                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
================================================================================


INVESTMENT GOAL

     The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.


PRIMARY INVESTMENT STRATEGIES


     To achieve this goal,  we invest in a diversified  investment  portfolio of
short  term,  high  quality,   U.S. dollar-denominated   instruments,  including
government, bank, commercial and other obligations.


     Specifically, we may invest in:


     o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

     o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

     o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     o  Asset-backed  securities (including interests in pools of assets such as
        mortgages,    installment   purchase   obligations   and   credit   card
        receivables).

     o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

     o  Dollar-denominated   securities   issued  or   guaranteed   by   foreign
        governments or their political subdivisions, agencies or authorities.

     o  Securities issued or guaranteed by state or local governmental bodies.

     o  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in such banking obligations.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.


     KEY RISKS


     o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     o The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

     o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

     o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

     o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

     o The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

     o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.


     RISK/RETURN INFORMATION

     The chart and table below illustrate the variability of the Portfolio's long-term performance for Sansom Street Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.


TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31


              EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC

                                [GRAPHIC OMITTED]

                            1994         4.07%
                            1995         4.96%
                            1996         5.03%
                            1997         5.39%
                            1998         5.23%
                            1999         4.88%
                            2000         6.16%
                            2001         3.94%
                            2002         1.72%
                            2003         1.05%


   Year-to-date total return for the nine months ended September 30, 2004: 0.80%


   Best and Worst Quarterly Performance (for the periods reflected in the chart above):


   Best Quarter:            6.44% (quarter ended September 30, 2000)

   Worst Quarter:           0.25% (quarter ended September 30, 2003)



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003


                                 1 YEAR          5 YEARS         10 YEARS
                                 ------          -------         --------
MONEY MARKET PORTFOLIO            1.05%           3.53%            4.28%


     CURRENT YIELD: The seven-day yield for the period ended December 31, 2003 for the Portfolio was 0.96%. Past performance is not an indication of future results. Yields will vary. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

     EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

================================================================================
                              IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for the portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.
================================================================================

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from Portfolio assets)

     Management Fees 1 .......................................... 0.45%


     Distribution and Service (12b-1) Fees 2 .................... 0.05%

     Other Expenses ............................................. 0.14%
                                                                  -----
     Total Annual Fund Operating Expenses 3 ..................... 0.64%
                                                                  =====



     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.



     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the Portfolio during the fiscal year ending August 31, 2005. As a result of the fee waiver, current management fees of the Portfolio are 0.09% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Portfolio's consent.


     2. PFPC Distributors, Inc. (the "Distributor") has voluntarily agreed to temporarily waive distribution and service (12b-1) fees. As a result of these fee waivers and/or reimbursements, "Distribution and Service
         (12b-1) Fees" of the Portfolio would be 0.00%. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Portfolio's consent.

     3. As a result of the fee waivers and/or reimbursements set forth in notes 1 and 2, the total annual Fund operating expenses would be 0.20% during the current fiscal year. Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time at the option of BIMC or PFPC Distributors, Inc.




     EXAMPLE


     The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                           1 YEAR         3 YEARS      5 YEARS      10 YEARS
                           ------         -------      -------      --------
     SANSOM STREET          $65            $205         $357          $798

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



     The table below sets forth certain financial information for the periods indicated, including per share information results for a single share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal year ended August 31, 2004 has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2000 through August 31, 2003 was audited by PricewaterhouseCoopers LLP, the Company's former independent registered public accounting firm.



FINANCIAL HIGHLIGHTS (1)
     (FOR A SANSOM STREET SHARE OUTSTANDING THROUGHOUT EACH YEAR)

MONEY MARKET PORTFOLIO


                                                     FOR THE          FOR THE         FOR THE          FOR THE           FOR THE
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                 AUGUST 31, 2004  AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year ................  $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                                                     -------          -------          -------          -------          -------
Income from investment operations:
   Net investment income ..........................   0.0100           0.0114           0.0209           0.0511           0.0560
   Net gains on securities ........................       --           0.0005               --               --               --
                                                     -------          -------          -------          -------          -------
     Total net income from investment
       operations .................................   0.0100           0.0119           0.0209           0.0511           0.0560
                                                     -------          -------          -------          -------          -------
Less distributions
   Dividends (from net investment income) .........  (0.0100)         (0.0114)         (0.0209)         (0.0511)         (0.0560)
   Distributions (from capital gains) .............       --          (0.0005)              --               --               --
                                                     -------          -------          -------          -------          -------
     Total distributions ..........................  (0.0100)         (0.0119)         (0.0209)         (0.0511)         (0.0560)
                                                     -------          -------          -------          -------          -------
Net asset value, end of year ......................  $  1.00          $  1.00          $  1.00          $  1.00          $  1.00
                                                     =======          =======          =======          =======          =======
Total Return ......................................    1.00%            1.21%            2.11%            5.23%            5.75%
Ratios/Supplemental Data
   Net assets, end of year (000) .................. $141,372         $198,373         $244,212         $201,632         $326,745
   Ratios of expenses to average net assets (2) ...     .20%             .30%             .49%             .49%             .49%
   Ratios of net investment income to
     average net assets ...........................     .98%            1.14%            2.10%            5.23%            5.42%

(1) Financial Highlights relate solely to the Sansom Street Class of shares of the Portfolio.
(2) Without the waiver of advisory  fees and  reimbursement  of certain  operating  expenses,  the ratios of expenses to average net assets for the Portfolio would have been .59%,  .57%,  .64%, .61% and .61% for the years ended August 31, 2004, 2003, 2002, 2001 and 2000, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     BIMC, is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with $323.5 billion in assets under management as of September 30, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNCFinancial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2004, BIMC received an advisory fee of 0.09% of the Portfolio's average net assets.


PORTFOLIO HOLDINGS

     A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

     The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.


                    ========================================
                                  SHAREHOLDERS
                    ========================================


Distribution        ========================================
and                           PRINCIPAL DISTRIBUTOR
Shareholder
Services                     PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                      Distributes shares of the Portfolio.
                    ========================================

                    ========================================
                           TRANSFER AGENT AND DIVIDEND
                                DISPURSING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                          Handles shareholder services,
                           including recordkeeping and
                     statements, distribution of dividends
                         and processing of buy and sell
                                    requests.
                    ========================================


Asset               ========================================
Management                     INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              100 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                             Manages the Portfolio's
                             investment activities.
                    ========================================

                    ========================================
                                    CUSTODIAN

                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153

                      Holds the Portfolio's assets, settles
                     all portfolio trades and collects most
                         of the valuation data required
                      for calculating the Portfolio's NAV.
                    ========================================


Portfolio           ========================================
Operations                 ADMINISTRATOR AND PORTFOLIO
                                ACCOUNTING AGENT

                                    PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                       Provides facilities, equipment and
                     personnel to carry out administrative
                        services related to the Portfolio
                       and calculates the Portfolio's NAV,
                          dividends and distributions.
                    ========================================


                    ========================================
                               BOARD OF DIRECTORS

                     Supervises the Portfolio's activities.
                    ========================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES


     PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.


     During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.


     On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.


     The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

     Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.



     The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.



     The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

     GENERAL. Shares may be purchased through PNC Bank, N.A. or its affiliates ("PNC") acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC and who have authorized PNC to invest in the Sansom Street Class on a customer's behalf. Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Company's Distributor (a "Dealer"). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

     Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day.

     PURCHASES THROUGH AN ACCOUNT WITH PNC OR A DEALER. Shares may be purchased through your accounts at PNC or a Dealer through procedures and requirements established by PNC or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC or a Dealer.

     PNC may also impose minimum customer account requirements. Although PNC does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from PNC.

     DIRECT PURCHASES THROUGH A DEALER. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to The RBB Fund
- Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 760 Moore Road, King of Prussia, PA 19406. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the address above.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.


     GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.


     CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

     RETIREMENT PLANS. Sansom Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax adviser.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. It is the responsibility of PNC and Dealers to transmit promptly to PFPC your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT AT PNC. If you beneficially own Shares through an account at PNC, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m.

Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at PNC, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although PNC may charge your account for redemption services.

     REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-PNC CUSTOMERS. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by PFPC from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective immediately before 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

     Each  Dealer   reserves   the  right  to  waive  or  modify   criteria  for
participation in an account or to terminate participation in an account for any reason.


     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 760 Moore Road, King of Prussia, PA19406. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.



     If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

     The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.


     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.


     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts
("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and forward them to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days' notice, if that account falls below $500 as a result of redemptions, not market movement, and during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.


     If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

     PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.


DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. Distributions attributable to the net capital gain of the Portfolio, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

     The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate is 28%.


     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
     Sansom Street Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

     The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to 0.20% on an annualized basis of the average daily net assets of the Sansom Street Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.05% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Sansom Street Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Sansom Street Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Sansom Street Class as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                   THE SANSOM
                                  STREET SHARES
                                     OF THE
                             MONEY MARKET PORTFOLIO





                                   Prospectus
                                December 31, 2004




NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware


DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania


CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania


ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware


COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Philadelphia, Pennsylvania

                         THE SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-430-9618


FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Sansom Street Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS


     These  reports  contain   additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.


STATEMENT OF ADDITIONAL INFORMATION

     An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Sansom Street Money Market Portfolio, may be obtained free of charge, along with the Sansom Street Money Market Portfolio's annual and semi-annual reports, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

WRITTEN CORRESPONDENCE

                           Sansom Street Money Market Portfolio
                           c/o PFPC Inc.
                           760 Moore Road
                           King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION

     You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NO. 811-05518

KELMOORE STRATEGY FUNDS
INVESTOR INFORMATION


SHAREHOLDER SERVICING
---------------------

BY TELEPHONE
(877) 328-9456


ON THE WEB
www.kelmoore.com


BY MAIL
Kelmoore Strategy Funds
c/o PFPC Inc.
PO Box 9790
Providence, RI 02940


INVESTMENTS VIA WIRE
PNC Bank, N.A.
ABA# 031000053
DDA# 86-0690-5927
Kelmoore Strategy Money Market Portfolio
FBO: Shareholder name & account number




The redemption by check privilege is not currently available with this offering of The RBB Fund, Inc., Sansom Street Shares of the Money Market Portfolio, in connection with the Kelmoore Strategy Funds.


KEL-MKT-03

                                 BOSTON PARTNERS
                                 FAMILY OF FUNDS

                     BOSTON PARTNERS LONG/SHORT EQUITY FUND

                                 INVESTOR CLASS

                        Supplement dated November 3, 2004
                      to Prospectus dated December 31, 2004


THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

REVISIONS RELATING TO THE REIMBURSEMENT AND SUSPENSION OF THE REDEMPTION FEE OF THE BOSTON PARTNERS LONG/SHORT EQUITY FUND - INVESTOR CLASS.

THE FOLLOWING PARAGRAPHS ARE ADDED TO (I) THE SUB-SECTION "REDEMPTION OF FUND SHARES" IN THE SECTION ENTITLED "SHAREHOLDER INFORMATION" ON PAGE 37 OF THE PROSPECTUS; AND (II) THE SUB-PARAGRAPH ENTITLED "TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE BOSTON PARTNERS SMALL CAP VALUE FUND II AND BOSTON PARTNERS LONG/SHORT EQUITY FUND" UNDER THE SUB-SECTION "REDEMPTION OF FUND SHARES" IN THE SECTION ENTITLED "SHAREHOLDER INFORMATION" ON PAGE 39 OF THE PROSPECTUS:

         Effective April 26, 2004, the Long/Short Equity Fund implemented revisions to the Fund's investment strategy and changed the Fund's benchmark. Due to these revisions, the Board of Directors has authorized the reimbursement of redemption fees paid by shareholders during the period April 26, 2004, the effective date of these revisions, through November 12, 2004, and the waiver of the redemption fee during the period November 15, 2004 through January 14, 2005, for shareholders who purchased their shares on or before May 5, 2004.

         Please see the sub-section "Redemption of Fund Shares" above for information on how to redeem your shares.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                 BOSTON PARTNERS
                                 FAMILY OF FUNDS

                     BOSTON PARTNERS LONG/SHORT EQUITY FUND

                               INSTITUTIONAL CLASS

                        Supplement dated November 3, 2004
                      to Prospectus dated December 31, 2004


THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

REVISIONS RELATING TO THE REIMBURSEMENT AND SUSPENSION OF THE REDEMPTION FEE OF THE BOSTON PARTNERS LONG/SHORT EQUITY FUND - INSTITUTIONAL CLASS.

THE FOLLOWING PARAGRAPHS ARE ADDED TO (I) THE SUB-SECTION "REDEMPTION OF FUND SHARES" IN THE SECTION ENTITLED "SHAREHOLDER INFORMATION" ON PAGE 38 OF THE PROSPECTUS; AND (II) THE SUB-PARAGRAPH ENTITLED "TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE BOSTON PARTNERS SMALL CAP VALUE FUND II AND BOSTON PARTNERS LONG/SHORT EQUITY FUND" UNDER THE SUB-SECTION "REDEMPTION OF FUND SHARES" IN THE SECTION ENTITLED "SHAREHOLDER INFORMATION" ON PAGE 39 OF THE PROSPECTUS:

         Effective April 26, 2004, the Long/Short Equity Fund implemented revisions to the Fund's investment strategy and changed the Fund's benchmark. Due to these revisions, the Board of Directors has authorized the reimbursement of redemption fees paid by shareholders during the period April 26, 2004, the effective date of these revisions, through November 12, 2004, and the waiver of the redemption fee during the period November 15, 2004 through January 14, 2005, for shareholders who purchased their shares on or before May 5, 2004.

         Please see the sub-section "Redemption of Fund Shares" above for information on how to redeem your shares.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                               INSTITUTIONAL CLASS


                             ROBECO INVESTMENT FUNDS
                                       OF
                               THE RBB FUND, INC.



                                                              [GRAPHICS OMITTED]


                                   PROSPECTUS
                                DECEMBER 31, 2004



                 ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

                 ROBECO BOSTON PARTNERS MID CAP VALUE FUND

                 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                 ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                 ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND



The securities described in this prospectus have been registered with the Securities and Exchange Commission (the "SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

                                 [GRAPHIC OMITTED]


                                 % ROBECO

TABLE OF CONTENTS
--------------------------------------------------------------------------------


A LOOK AT THE GOALS, STRATEGIES, RISKS, EXPENSES AND FINANCIAL HISTORY OF EACH OF THE ROBECO INVESTMENT FUNDS.


DETAILS ABOUT THE SERVICE PROVIDERS.


POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN ANY OF THE ROBECO INVESTMENT FUNDS.


INTRODUCTION .............................................................     3


DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS

     Robeco Boston Partners Large Cap Value Fund .........................     4

     Robeco Boston Partners Mid Cap Value Fund ...........................    10

     Robeco Boston Partners Small Cap Value Fund II ......................    16

     Robeco Boston Partners All-Cap Value Fund ...........................    23

     Robeco Boston Partners Long/Short Equity Fund .......................    30



MANAGEMENT OF THE FUNDS

     Investment Adviser ..................................................    37

     Portfolio Managers ..................................................    37

     Other Service Providers .............................................    39


SHAREHOLDER INFORMATION

     Pricing of Fund Shares ..............................................    40

     Market Timing .......................................................    40

     Purchase of Fund Shares .............................................    41

     Redemption of Fund Shares ...........................................    43

     Exchange Privilege ..................................................    45

     Dividends and Distributions .........................................    46

     Taxes ...............................................................    46


     Multi-Class Structure ...............................................    48


FOR MORE INFORMATION ................................................ Back Cover

INTRODUCTION
--------------------------------------------------------------------------------

      This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Institutional Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").

      The five mutual funds of the Company offered by this prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund and Robeco Boston Partners Long/Short Equity Fund (each a "Fund" and collectively, the "Funds"). Boston Partners Asset Management, L.L.C. (the "Adviser") provides investment advisory services to the Funds. This prospectus and the Statement of Additional Information (the "SAI") incorporated herein relate solely to the Funds.

      This prospectus has been organized so that each Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to all the Funds offered by this prospectus.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors. Please read "Other Purchase Information" beginning on page 42 for more information.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.


      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.


      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.


      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.


KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.


      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                            1997               31.09%
                            1998               (0.64)%
                            1999                4.03%
                            2000               19.34%
                            2001                4.04%
                            2002              (19.65)%
                            2003               25.88%


      Year-to-date  total  return  for the nine months ended September 30, 2004:
      6.63%.


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter: 15.39% (quarter ended June 30, 1997)

      Worst Quarter: (18.08)% (quarter ended September 30, 2002)


AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                                                 FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                                ------------------------------------------
                                                                                 1 YEAR     5 YEARS     SINCE INCEPTION(1)
                                                                                --------    --------    ------------------
      ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
      Return Before Taxes                                                         25.88%       5.49%           7.90%
      Return After Taxes on Distributions                                         25.72%       3.67%           6.18%
      Return After Taxes on Distributions and Sale of Fund Shares                 17.03%       3.64%           5.84%
      --------------------------------------------------------------------------------------------------------------------
      S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(2)     28.69%      (0.57)%          7.58%
      Russell 1000(R) Value Index (reflects no deduction for fees,
            expenses or taxes)(3)                                                 30.03%       3.57%           9.30%



      (1) Commenced operations on January 2, 1997.


      (2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted accordingly to each stock's total market value relative to the total market value of the other stocks included in the index. Currently, the market capitalization range of the companies in the S&P 500(R) Index is $748.7 million to $385.8 billion. Please note that this range is as of a particular point in time and is subject to change.

      (3) The Russell 1000(R) Value Index is not the primary benchmark of the Fund. Results of index performance are presented for general comparative purposes. The Russell 1000(R) Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000(R) Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 1000(R) Value Index is $495 million to $385.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000(R) Value Index contains stocks from the Russell 3000(R) with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell
          1000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund. The table is based on expenses for the most recent fiscal year ended August 31, 2004.


                                                                                  INSTITUTIONAL CLASS
                                                                                  -------------------

      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)


      Management fees ..........................................................         0.75%
      Distribution (12b-1) fees ................................................         None
      Other expenses(1) ........................................................         0.47%
                                                                                        -----
          Total annual Fund operating expenses .................................         1.22%
      Fee waivers(2) ...........................................................        (0.22)%
                                                                                        -----
      Net expenses .............................................................         1.00%
                                                                                        =====


      *Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.


      (1) "Other  expenses"  include  audit,  administration,   custody,  legal,
          registration, transfer agency and miscellaneous other charges for the Institutional Class.

      (2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 1.00%.

EXAMPLE


      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                                1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                ------   -------    -------    --------
          INSTITUTIONAL CLASS   $  102   $   343    $   627    $  1,437

_________________

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                            LARGE CAP VALUE FUND
                                                     ------------------------------------------------------------------
                                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                     AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
                                                                            INSTITUTIONAL CLASS
                                                     ------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .............   $    10.84    $    10.33    $    13.52    $    12.82    $    12.24
                                                     ----------    ----------    ----------    ----------    ----------
Net investment income/(loss) .....................         0.09**        0.09**        0.08**        0.12**        0.14
Net realized and unrealized gain/(loss) on
   investments ...................................         1.84**        0.57**       (1.54)**       1.10**        1.25
                                                     ----------    ----------    ----------    ----------    ----------
Net increase/(decrease) in net assets resulting
   from operations ...............................         1.93          0.66         (1.46)         1.22          1.39
                                                     ----------    ----------    ----------    ----------    ----------
Dividends to shareholders from:
Net investment income ............................        (0.10)        (0.06)        (0.12)        (0.13)        (0.11)
Net realized capital gains .......................           --         (0.09)        (1.61)        (0.39)        (0.70)
                                                     ----------    ----------    ----------    ----------    ----------
Total dividends and distributions to
   shareholders ..................................        (0.10)        (0.15)        (1.73)        (0.52)        (0.81)
                                                     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ...................   $    12.67    $    10.84    $    10.33    $    13.52    $    12.82
                                                     ==========    ==========    ==========    ==========    ==========
Total investment return(1) .......................        17.87%         6.54%       (12.67)%        9.65%        11.99%
                                                     ==========    ==========    ==========    ==========    ==========

Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .....   $   42,066    $   43,722    $   45,067    $   40,368    $   39,897
   Ratio of expenses to average net assets .......         1.00%         1.00%         1.00%         1.00%         1.00%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements .........         1.22%         1.41%         1.40%         1.43%         1.43%
   Ratio of net investment income to average
      net assets .................................         0.73%         0.94%         0.62%         0.89%         0.92%
   Portfolio turnover rate .......................        47.21%        81.13%        88.65%       105.71%       120.99%

_________________
**    Calculated based on average shares outstanding for the period.

(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with a market capitalization of between $200 million and $6 billion and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.


      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.


      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S.-dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.


      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                            1998               (2.20)%
                            1999               (4.20)%
                            2000               14.66%
                            2001                8.59%
                            2002              (14.44)%
                            2003               36.53%


      Year-to-date total  return  for  the nine months ended September 30, 2004:
      6.37%.


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter: 18.73% (quarter ended June 30, 2003)

      Worst Quarter: (20.90)% (quarter ended September 30, 1998)

AVERAGE ANNUAL TOTAL RETURNS


      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.


                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                            ------------------------------------------
                                                                             1 YEAR     5 YEARS     SINCE INCEPTION(1)
                                                                            --------    -------     ------------------
      ROBECO BOSTON PARTNERS MID CAP VALUE FUND
      Returns Before Taxes                                                    36.53%      6.86%           7.20%
      Returns After Taxes on Distributions                                    36.26%      5.35%           5.95%
      Returns After Taxes on Distributions and Sale of Fund Shares            23.74%      4.92%           5.43%
      ----------------------------------------------------------------------------------------------------------------
      Russell 2500(R) Index (reflects no deduction for fees,
        expenses or taxes)(2)                                                 45.51%      9.40%           9.61%
      Russell 2500(R) Value Index (reflects no deduction for fees,
        expenses or taxes)(3)                                                 44.93%     11.93%          11.82%


      (1) Commenced operations on June 2, 1997.


      (2) The Russell 2500(R) Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell
          Corporation. Currently, the market capitalization range of the companies in the Russell 2500(R) Index is $59 million to $9.5 billion. Please note that this range is as of a particular point in time and is subject to change.

      (3) The Russell 2500(R) Value Index contains stocks from the Russell 2500(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2500(R) Value Index is $80 million to $9.5 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES


      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2004.

                                                                                INSTITUTIONAL CLASS
                                                                                -------------------

      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)


      Management fees ..........................................................        0.80%
      Distribution (12b-1) fees ................................................        None
      Other expenses(1) ........................................................        0.46%
                                                                                       -----
          Total annual Fund operating expenses .................................        1.26%
      Fee waivers(2) ...........................................................       (0.26)%
                                                                                       -----
      Net expenses .............................................................        1.00%
                                                                                       =====


      *Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.


      (1) "Other  expenses"  include  audit,  administration,   custody,  legal,
          registration, transfer agency and miscellaneous other charges for the Institutional Class.

      (2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 1.00%.

EXAMPLE


      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                                1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                ------   -------    -------    --------
          INSTITUTIONAL CLASS   $  102   $   347    $   640    $  1,476

__________________

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                              MID CAP VALUE FUND
                                                     --------------------------------------------------------------------
                                                      FOR THE       FOR THE       FOR THE        FOR THE        FOR THE
                                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                                                     AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,      AUGUST 31,
                                                        2004          2003          2002          2001            2000
                                                     --------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                                     --------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .............   $    11.57    $     9.69    $    12.55    $     11.66     $    11.47
                                                     ----------    ----------    ----------    -----------     ----------
Net investment income/(loss) .....................         0.01**        0.05**        0.00**         0.04**         0.06
Net realized and unrealized gain/(loss) on
   investments ...................................         1.65**        1.83**       (0.94)**        0.91**         0.29
                                                     ----------    ----------    ----------    -----------     ----------
Net increase/(decrease) in net assets resulting
   from operations ...............................         1.66          1.88         (0.94)          0.95           0.35
                                                     ----------    ----------    ----------    -----------     ----------
Dividends to shareholders from:
Net investment income ............................        (0.07)           --(2)      (0.06)         (0.06)         (0.02)
Net realized capital gains .......................           --            --         (1.86)            --          (0.14)
                                                     ----------    ----------    ----------    -----------     ----------
Total dividends and distributions to
   shareholders ..................................        (0.07)           --(2)      (1.92)         (0.06)         (0.16)
                                                     ----------    ----------    ----------    -----------     ----------
Net asset value, end of period ...................   $    13.16    $    11.57    $     9.69    $     12.55     $    11.66
                                                     ==========    ==========    ==========    ===========     ==========
Total investment return(1) .......................        14.39%        19.41%        (8.97)%         8.23%          3.21%
                                                     ==========    ==========    ==========    ===========     ==========

Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .....   $   42,240    $   57,052    $   50,073    $   116,605     $  152,696
   Ratio of expenses to average net assets .......         1.00%         1.00%         1.00%          1.00%          1.00%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements .........         1.26%         1.40%         1.33%          1.30%          1.24%
   Ratio of net investment income to average
      net assets .................................         0.07%         0.55%         0.01%          0.29%          0.53%
   Portfolio turnover rate .......................        67.40%        77.87%        99.23%        234.52%        206.65%


________________
**    Calculated based on average shares outstanding for the period.

(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Amount is less than $0.01 per share.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with market capitalizations that do not exceed $1.5 billion when purchased by the Fund and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.


      The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.


      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.


      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.


      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.


      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

      o Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.


      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1.5 billion and are more susceptible to changes in the business cycle.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%, however; it may be higher if the Adviser believes it will improve the Fund's performance.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation.
        Limitations  on  resale  may  adversely  effect  the   marketability  of
        portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                            1999                6.42%
                            2000               44.59%
                            2001               47.86%
                            2002              (15.69)%
                            2003               53.21%


      Year-to-date  total return  for the  nine months ended September 30, 2004:
      2.53%.


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter: 29.30% (quarter ended June 30, 2003)

      Worst Quarter: (21.11)% (quarter ended September 30, 2002)

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.


                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                            ------------------------------------------
                                                                             1 YEAR     5 YEARS     SINCE INCEPTION(1)
                                                                            ---------   --------    ------------------
      ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
      Returns Before Taxes                                                    53.21%     24.06%          17.22%
      Returns After Taxes on Distributions                                    52.89%     23.65%          16.87%
      Returns After Taxes on Distributions and Sale of Fund Shares            34.74%     21.20%          15.03%
      ----------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Value Index (reflects no deduction for fees,
        expenses or taxes)(2)                                                 46.03%     12.28%           9.02%



      (1) Commenced operations on July 1, 1998.


      (2) The Russell 2000(R) Value Index is an unmanaged index that contains stocks from the Russell 2000(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2000(R) Value Index is $80 million to $3.0 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based upon expenses for the most recent fiscal year ended August 31, 2004.


                                                                                INSTITUTIONAL CLASS
                                                                                -------------------
      SHAREHOLDER FEES (fees paid directly from your investment)

      Maximum sales charge imposed on purchases ................................      None
      Maximum deferred sales charge ............................................      None
      Maximum sales charge imposed on reinvested dividends .....................      None
      Redemption Fee(1) ........................................................      1.00%
      Exchange Fee .............................................................      None


      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)


      Management fees ..........................................................      1.25%
      Distribution (12b-1) fees ................................................      None
      Other expenses(2) ........................................................      0.24%
                                                                                     -----
                 Total annual Fund operating expenses ..........................      1.49%
      Fee waivers and expense reimbursements(3) ................................        --
                                                                                     -----
      Net expenses .............................................................      1.49%
                                                                                     =====


      * Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

      (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders.


      (2) "Other  expenses"  include  audit,  administration,   custody,  legal,
          registration, transfer agency and miscellaneous other charges for the Institutional Class.

      (3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 1.55%.

EXAMPLE


      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                               1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                               ------   --------   --------   ---------
         INSTITUTIONAL CLASS   $  152   $    471   $    813   $   1,779

___________________

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                            SMALL CAP VALUE FUND II
                                                       -------------------------------------------------------------------
                                                         FOR THE       FOR THE       FOR THE        FOR THE      FOR THE
                                                        YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                        AUGUST 31,   AUGUST 31,    AUGUST 31,     AUGUST 31,    AUGUST 31,
                                                           2004         2003          2002           2001          2000
                                                       -------------------------------------------------------------------
                                                                               INSTITUTIONAL CLASS
                                                       -------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..............    $   20.19      $  15.71      $  17.17      $  11.39      $   8.67
                                                       ---------      --------      --------      --------      --------
Net investment income/(loss) ......................        (0.12)**      (0.09)**      (0.13)**      (0.05)**      (0.01)
Net realized and unrealized gain/(loss) on
   investments ....................................         2.92**        4.55**       (1.23)**       6.05**        2.73
                                                       ---------      --------      --------      --------      --------
Net increase/(decrease) in net assets resulting
   from operations ................................         2.80          4.46         (1.36)         6.00          2.72
                                                       ---------      --------      --------      --------      --------
Dividends to shareholders from:
Net investment income .............................           --            --            --            --            --
Net realized capital gains ........................        (0.20)           --(3)      (0.21)        (0.29)           --
                                                       ---------      --------      --------      --------      --------
Total dividends and distributions to
   shareholders ...................................        (0.20)           --         (0.21)        (0.29)           --
                                                       ---------      --------      --------      --------      --------
Redemption fees ...................................         0.01**        0.02**        0.11**        0.07**          --
                                                       ---------      --------      --------      --------      --------
Net asset value, end of period ....................    $   22.80      $  20.19      $  15.71      $  17.17      $  11.39
                                                       =========      ========      ========      ========      ========
Total investment return(1)(2) .....................        13.96%        28.55%        (7.39)%       54.57%        31.43%
                                                       =========      ========      ========      ========      ========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ......    $ 133,060      $ 98,383      $ 40,475      $ 21,547      $  1,965
   Ratio of expenses to average net assets ........         1.49%         1.55%         1.55%         1.55%         1.55%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements ..........         1.49%         1.79%         1.71%         2.03%        14.23%
   Ratio of net investment income/(loss) to average
      net assets ..................................        (0.53)%       (0.54)%       (0.76)%       (0.32)%       (0.18)%
   Portfolio turnover rate ........................        47.06%        72.72%       119.30%        35.50%       161.75%


___________________
**    Calculated based on average shares outstanding for the period.

(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.


(2)   Redemption fees are reflected in total return calculations.

(3)   Amount is less than $.01 per share.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.


      The  Fund  may  also   invest   up  to  20%  of  its   total   assets   in
non U.S. dollar-denominated securities.


      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.


      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.


KEY RISKS

      o At least 80% of the Fund's total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.


      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

      o The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock. These securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation.
        Limitations  on  resale  may  adversely  effect  the   marketability  of
        portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             2003             37.13%


      Year-to-date  total  return  for the nine months ended September 30, 2004:
      9.27%.


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter: 18.57% (quarter ended June 30, 2003)

      Worst Quarter: (4.36)% (quarter ended March 31, 2003)


AVERAGE ANNUAL TOTAL RETURNS


      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

   ROBECO INVESTMENT FUNDS                                                               [LOGO OMITTED]
    (INSTITUTIONAL CLASS)                                                                % ROBECO
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                         ACCOUNT APPLICATION
------------------------------------------------------------------------------------------------------------------------------------

PLEASE NOTE:  Do not use this form to open a retirement plan  account.  For an IRA application or help with this Application, please call 1-888-261-4073.

--------------    (Please check the appropriate box(es))      [ ]  Individual      [ ]  Joint Tenant      [ ]  Other
1
ACCOUNT
REGISTRATION:     ------------------------------------------------------------------------------------------------------------------
--------------    NAME                                  DATE OF BIRTH           SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

                  ------------------------------------------------------------------------------------------------------------------
                  NAME OF JOINT OWNER                   DATE OF BIRTH              JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                  For joint accounts,  the account registrants  will be joint tenants  with right of survivorship and not tenants in common unless tenants in common or community  property  registrations are requested.


--------------
GIFT TO MINOR:    [ ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------

                  UNDER THE ______________________________ UGMA/UTMA (circle one)
                                      STATE

                  ------------------------------------------------------------------------------------------------------------------
                  NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)      CUSTODIAN'S SOCIAL SECURITY NUMBER**       DATE OF BIRTH**

                  ------------------------------------------------------------------------------------------------------------------
                  NAME OF MINOR (ONLY ONE PERMITTED)                  MINOR'S SOCIAL SECURITY NUMBER**         DATE OF BIRTH**

--------------    ------------------------------------------------------------------------------------------------------------------
CORPORATION,      NAME OF CORPORATION, PARTNERSHIP, OR OTHER (NAME OF LEGAL ENTITY)            NAME(S) OF FIDUCIARY/TRUSTEE(S)
PARTNERSHIP,
TRUST OR          ------------------------------------------------------------------------------------------------------------------
OTHER ENTITY:     TAXPAYER IDENTIFICATION NUMBER
--------------


--------------    RESIDENCY ADDRESS**:  (you must provide a street address)
2
ADDRESS           ------------------------------------------------------------------------------------------------------------------
INFORMATION:      STREET                                                                                       APARTMENT NUMBER
--------------

                  ------------------------------------------------------------------------------------------------------------------
                  CITY                                                             STATE                            ZIP CODE

                  ------------------------------------------------------------------------------------------------------------------
                  DAY PHONE NUMBER                                                                            EVENING PHONE NUMBER


                  JOINT OWNER OR MINOR'S RESIDENCY ADDRESS

                  ------------------------------------------------------------------------------------------------------------------
                  STREET                                                                                       APARTMENT NUMBER

                  ------------------------------------------------------------------------------------------------------------------
                  CITY                                                             STATE                             ZIP CODE

                  **IDENTITY VERIFICATION PROCEDURES NOTICE. The USA PATRIOT ACT requires financial  institutions,  including mutual funds, to adopt  certain  policies and programs to prevent money laundering  activities,  including  procedures to verify the identity of all investors opening new accounts. When completing  the New Account Application, you  will be required to supply the Funds with certain information for all persons owning or permitted to act on an account, that will assist the Funds in verifying your identity. This includes date of birth, taxpayer identification number and street address. Until such verification is made,  the Funds may temporarily  limit additional share purchases.
                  In addition, the Funds  may limit  additional share  purchases  or close  an account  if it is unable  to verify a customer's  identity.  As required  by law,  the Funds  may  employ  various  procedures,  such as  comparing  the information to fraud databases or requesting additional information or documentation from you,  to ensure that the information supplied by you is correct.



                          NOT A PART OF THE PROSPECTUS



                  MAILING ADDRESS:  (you may provide a P.O. Box)
                  [ ] CHECK HERE IF YOUR MAILING ADDRESS IS THE SAME AS YOUR RESIDENCY ADDRESS.


                  ------------------------------------------------------------------------------------------------------------------
                  STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

                  ------------------------------------------------------------------------------------------------------------------
                  CITY                                                             STATE                             ZIP CODE



--------------    Minimum initial investment of $100,000 per fund.    Total amount of investments $___________
3
INVESTMENT        Make check payable to Robeco Investment Funds.
INFORMATION:
--------------    Shareholders  may not purchase shares of any fund with a check issued by a third party and endorsed over to the fund.

                  Robeco Boston Partners Large Cap Value Fund (70) $________  Robeco Boston Partners Mid Cap Value Fund (73) $______

                  Robeco Boston Partners Small Cap Value Fund II (77) $_____  Robeco Boston Partners All-Cap Value Fund (81) $______

                  Robeco Boston Partners Long/Short Equity Fund (79) $______



--------------    DIVIDENDS:   Pay by check [ ]   Reinvest [ ]            CAPITAL GAINS:   Pay by check [ ]   Reinvest [ ]
DISTRIBUTION
OPTIONS:          NOTE:  Dividends and capital gains may be  reinvested or paid  by check.  If no options  are selected above,  both dividends and capital gains will be reinvested in additional fund shares.
--------------



--------------    To use this  option,  you must  initial the  appropriate  line below.
4
TELEPHONE         I authorize the  Transfer Agent  to accept  instructions  from  any  persons to  redeem or exchange  shares  in my
EXCHANGE AND      account(s)  by telephone  in  accordance  with  the procedures  and conditions  set forth  in the  Fund's  current
REDEMPTIONS:      prospectus.
--------------


                  -----------------------------      -----------------------------
                       Individual initial                     joint initial          Redeem shares, and send the proceeds to
                                                                                     the address of record.
                  -----------------------------      -----------------------------
                       Individual initial                     joint initial          Exchange shares for shares of Robeco
                                                                                     Investment Funds.




                          NOT A PART OF THE PROSPECTUS



--------------    The Automatic Investment Plan which is  available to shareholders of the Fund,  makes possible regularly scheduled
5                 purchases of Fund shares  to allow dollar-cost averaging.  The Fund's Transfer Agent  can arrange for an amount of
AUTOMATIC         money selected by you to be deducted from your checking  account and used to purchase shares of the Fund.
INVESTMENT
PLAN:             Please debit $_______ (minimum $5000.00) from my checking account (named below) on or about the 20th of the month.
--------------

                  PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

                  [ ]  Monthly     [ ]  Quarterly     [ ]  Annually



--------------    ------------------------------------------------------------------------------------------------------------------
BANK RECORD:      BANK NAME                                                                            STREET ADDRESS OR P.O. BOX
--------------
                  ------------------------------------------------------------------------------------------------------------------
                  CITY                                                      STATE                               ZIP CODE

                  ------------------------------------------------------------------------------------------------------------------
                  BANK ABA NUMBER                                     BANK ACCOUNT OWNER                  BANK ACCOUNT NUMBER



--------------    ------------------------------------------------------------------------------------------------------------------
6                 The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to
SIGNATURES:       purchase shares pursuant to this Account Application,  and I (we)  have received a current prospectus for the Fund
--------------    in which I (we) am (are)  investing.

                  Under the Interest  and  Dividend Tax  Compliance Act  of 1983,  the Fund is required to have the following certification:

                  Under penalties of perjury, I certify that:

                  (1) The number  shown on  this  form is my  correct  identification  number  (or I am  waiting  for a number to be issued to me), and

                  (2) I am not  subject  to backup  withholding because (a)  I am exempt from backup withholding,  or (b) I have not been  notified  by the  Internal Revenue Service  that I am subject  to 28% backup  withholding as a result of a  failure to  report  all Interest or dividends,  or (c)  the IRS has notified me that I am no longer subject to backup withholding.

                  (3) I am a U.S. person (including a U.S. resident alien).

                  NOTE:  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE  IRS THAT YOU  ARE CURRENTLY  SUBJECT TO
                  BACKUP  WITHHOLDING  BECAUSE YOU  HAVE FAILED TO  REPORT  ALL  INTEREST  AND  DIVIDENDS ON  YOUR TAX  RETURN.  THE
                  INTERNAL  REVENUE  SERVICE  DOES NOT  REQUIRE  YOUR CONSENT  TO ANY  PROVISION OF  THIS  DOCUMENT  OTHER THAN  THE
                  CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                  ------------------------------------------------------------------------------------------------------------------


                  ------------------------------------------------------------------------------------------------------------------
                  SIGNATURE OF APPLICANT                                                                      DATE

                  ------------------------------------------------------------------------------------------------------------------
                  PRINT NAME                                                                          TITLE (IF APPLICABLE)

                  ------------------------------------------------------------------------------------------------------------------
                  SIGNATURE OF JOINT OWNER                                                                    DATE

                  ------------------------------------------------------------------------------------------------------------------
                  PRINT NAME                                                                          TITLE (IF APPLICABLE)

                  (If you  are signing  for a  corporation,  you must indicate  corporate office  or  title. If you wish  additional signatories on the account,  please include a corporate resolution.  If signing as a fiduciary,  you must indicate capacity.)

                  For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.



MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:     ROBECO INVESTMENT FUNDS
                                                     C/O PFPC INC.
                                                     P.O. BOX 9816
                                                     PROVIDENCE, RI 02940





                          NOT A PART OF THE PROSPECTUS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                           FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                           ---------------------------------------
                                                                              1 YEAR        SINCE INCEPTION(1)
                                                                              ------        ------------------
      ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
      Return Before Taxes                                                      37.13%            16.76%
      Return After Taxes on Distributions                                      36.87%            16.53%
      Return After Taxes on Distributions and Sale of Fund Shares              24.13%            14.18%
      ------------------------------------------------------------------------------------------------------------
      Russell 3000(R) Value Index (reflects no deduction for fees,
        expenses or taxes)(2)                                                  31.14%            10.21%



(1)   Commenced operations on July 1, 2002.


(2) The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Currently, the market capitalization range of the companies in the Russell 3000(R) Value Index is $80 million to $385.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund. The table is based upon expenses for the most recent fiscal year ended August 31, 2004.


                                                                                INSTITUTIONAL CLASS
                                                                                ------------------

      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)


      Management fees...........................................................     1.00%
      Distribution (12b-1) fees.................................................     None
      Other expenses(1).........................................................     4.82%
                                                                                    -----
          Total annual Fund operating expenses..................................     5.82%
      Fee waivers(2)............................................................    (4.57)%
                                                                                    -----
      Net expenses..............................................................     1.25%
                                                                                    =====


      *Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.


      (1) "Other  expenses"  include  audit,  administration,   custody,  legal,
          registration, transfer agency and miscellaneous other charges for the Institutional Class.

      (2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 1.25%.

EXAMPLE


      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                               1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                               ------   -------    -------    --------
         INSTITUTIONAL CLASS   $  127   $   883    $ 2,116    $  5,110

__________________

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                   ALL-CAP VALUE FUND
                                                                   ---------------------------------------------------
                                                                                                       FOR THE PERIOD
                                                                    FOR THE YEAR      FOR THE YEAR      JULY 1, 2002*
                                                                        ENDED             ENDED            THROUGH
                                                                   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002
                                                                   ---------------------------------------------------
                                                                                   INSTITUTIONAL CLASS
                                                                   ---------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..........................      $   10.82          $    9.45         $   10.00
                                                                     ---------          ---------         ---------
Net investment income/(loss) ..................................           0.06               0.06                --
Net realized and unrealized gain/(loss) on investments ........           2.48               1.34             (0.55)
                                                                     ---------          ---------         ---------
Net increase/(decrease) in net assets resulting from
   operations .................................................           2.54               1.40             (0.55)
                                                                     ---------          ---------         ---------
Dividends to shareholders from:
Net investment income .........................................          (0.07)             (0.03)               --
Net realized capital gains ....................................             --                 --                --
                                                                     ---------          ---------         ---------
Total dividends and distributions to shareholders .............          (0.07)             (0.03)               --
Redemption fees ...............................................             --                 --                --
                                                                     ---------          ---------         ---------
Net asset value, end of period ................................      $   13.29          $   10.82         $    9.45
                                                                     =========          =========         =========
Total investment return(1) ....................................          23.50%             14.84%            (5.50)%
                                                                     =========          =========         =========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..................      $   5,177          $   2,890          $  1,810
   Ratio of expenses to average net assets ....................           1.25%              1.25%             1.25%(2)
   Ratio of expenses to average net assets without waivers and
      expense reimbursements ..................................           5.82%              9.49%            14.54%(2)
   Ratio of net investment income to average net assets .......           0.51%              0.62%             0.16%(2)
   Portfolio turnover rate ....................................          27.40%             38.36%             6.61%(2)

___________________
*     Commencement of operations.


(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.


(2)   Annualized.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

S&P 500(R) INDEX: An unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange.

SALOMON SMITH BARNEY U.S. 1-MONTH TREASURY BILL INDEX(TM): An unmanaged index containing monthly return equivalents of yield averages that are not marked to market.

SHORT SALE: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

SHORT-TERM CASH INSTRUMENTS: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; Commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

FEDERAL FUNDS RATE: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500(R) Index over a full market cycle.

PRIMARY INVESTMENT STRATEGIES

      The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund intends, under normal circumstances, to invest at least 80% of net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

      To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.


      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.


KEY RISKS

      o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o Investors may lose money.

      o Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.


      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitations, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


      o The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued.
        Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

      o Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

      o The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

      o Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%, however; it may be higher if the Adviser believes it will improve the Fund's performance.


      o A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation.
        Limitations  on  resale  may  adversely  effect  the   marketability  of
        portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                            1999              (12.81)%
                            2000               60.20%
                            2001               25.24%
                            2002               (0.51)%
                            2003               (1.96)%


      Year-to-date total  return  for  the nine months ended September 30, 2004:
      3.38%.


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter: 18.36% (quarter ended December 31, 2000)

      Worst Quarter: (10.93)% (quarter ended December 31, 1999)

AVERAGE ANNUAL TOTAL RETURNS


      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.


                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                            ------------------------------------------
                                                                             1 YEAR     5 YEARS     SINCE INCEPTION(1)
                                                                            ---------   --------    ------------------
      ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
      Returns Before Taxes                                                   (1.96)%     11.28%           9.85%
      Returns After Taxes on Distributions                                   (1.96)%     10.46%           9.06%
      Returns After Taxes on Distributions and Sale of Fund Shares           (1.28)%      9.36%           8.11%
      ----------------------------------------------------------------------------------------------------------------
      S&P 500(R) Index(2)                                                    28.69%      (0.57)%          0.54%
      Salomon Smith Barney U.S. 1-Month Treasury Bill Index
        (reflects no deduction for fees, expenses or taxes)(3)                1.03%       3.28%           3.32%



      (1) Commenced operations on November 17, 1998.

      (2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted accordingly to each stock's total market value relative to the total market value of the other stocks included in the index. The Adviser has elected to change the benchmark index from the Solomon Smith Barney U.S. 1-Month Treasury Bill Index to the S&P 500(R) Index because the S&P 500(R) Index more appropriately reflects the types of securities held in the portfolio and provides the best comparative performance information.

      (3) The Salomon Smith Barney U.S. 1-Month Treasury Bill Index is unmanaged and comprises the monthly return equivalents of yield averages which are not marked to market. The 1-Month Treasury Bill Index consists of the last one 1-Month Treasury Bill issue. Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Class of the Fund. The table is based on expenses for the most recent fiscal year ended August 31, 2004.


                                                                                           INSTITUTIONAL CLASS
                                                                                           -------------------
      SHAREHOLDER FEES (fees paid directly from your investment)

      Maximum sales charge imposed on purchases ..........................................        None
      Maximum deferred sales charge ......................................................        None
      Maximum sales charge imposed on reinvested dividends ...............................        None
      Redemption Fee(1) ..................................................................        2.00%
      Exchange Fee .......................................................................        None


      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)


      Management fees ....................................................................        2.25%
      Distribution (12b-1) fees ..........................................................        None
      Other expenses(2) ..................................................................        0.95%
                                                                                                 -----
          Total annual Fund operating expenses ...........................................        3.20%
      Fee waivers and expense reimbursements(3) ..........................................       (0.18)%
                                                                                                 -----
      Net expenses .......................................................................        3.02%
                                                                                                 =====


      * Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

      (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


      (2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. "Other expenses" and "Total annual Fund operating expenses" include dividends on securities which the Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared -- thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund's total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.52% of average net assets for the most recent fiscal year.


      (3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 2.50% (excluding short sale dividend expense).

EXAMPLE


      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                                   1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                   ------   -------    -------    --------
           INSTITUTIONAL CLASS     $  305   $   952    $ 1,642    $  3,478

___________________

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                  LONG/SHORT EQUITY FUND
                                                           ---------------------------------------------------------------------
                                                             FOR THE       FOR THE        FOR THE        FOR THE       FOR THE
                                                           YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           AUGUST 31,     AUGUST 31,    AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                              2004           2003          2002           2001           2000
                                                           ---------------------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS
                                                           ---------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..................    $  14.31      $   15.17      $   15.88      $   10.57      $    9.46
                                                           --------      ---------      ---------      ---------      ---------
Net investment income/(loss) ..........................       (0.32)**       (0.28)**        0.05**         0.07**         0.13
Net realized and unrealized gain/(loss)
   on investments .....................................        0.69**         0.10**        (0.31)**        5.14**         1.12
                                                           --------      ---------      ---------      ---------      ---------
Net increase/(decrease) in net assets resulting from
   operations .........................................        0.37          (0.18)         (0.26)          5.21           1.25
                                                           --------      ---------      ---------      ---------      ---------
Dividends to shareholders from:
Net investment income .................................          --             --          (0.02)         (0.13)         (0.14)
Net realized capital gains ............................          --          (0.51)         (0.50)            --             --
Tax return of capital .................................          --          (0.20)            --             --             --
                                                           --------      ---------      ---------      ---------      ---------
Total dividends and distributions to shareholders .....          --          (0.71)         (0.52)         (0.13)         (0.14)
                                                           --------      ---------      ---------      ---------      ---------
Redemption fee ........................................        0.02**         0.03**         0.07**         0.23**           --
                                                           --------      ---------      ---------      ---------      ---------
Net asset value, end of period ........................    $  14.70      $   14.31      $   15.17      $   15.88      $   10.57
                                                           ========      =========      =========      =========      =========
Total investment return(1)(2) .........................        2.73%         (1.13)%        (1.17)%        51.85%         13.74%
                                                           ========      =========      =========      =========      =========

Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..........    $ 58,293      $  57,351      $  65,951      $  25,857      $   1,080
   Ratio of expenses to average net assets (including
      dividend expense) ...............................        3.02%          3.05%          3.04%          3.22%          3.22%
   Ratio of expenses to average net assets (excluding
      dividend expense) ...............................        2.50%          2.50%          2.50%          2.50%          2.86%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (excluding
      dividend expense) ...............................        2.68%          2.90%          2.85%          4.25%         21.86%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (including
      dividend expense) ...............................        3.20%          3.44%          3.39%          4.97%         22.22%
   Ratio of net investment income to average net assets       (2.26)%        (1.94)%         0.30%          0.46%          1.12%
   Portfolio turnover rate ............................      239.06%        282.36%        219.52%        332.25%        363.34%

___________________

**    Calculated based on average shares outstanding for the period.

(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


      Boston Partners Asset Management, L.L.C. (formerly Boston Partners Asset Management, L.P.) located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, provides investment advisory services to the Funds. The Adviser provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts. As of October 31, 2004, the Adviser managed approximately $10.4 billion in assets. The Adviser is organized as a Delaware limited liability company.


PORTFOLIO MANAGERS

      The investment results for the different strategies at the Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.


ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND


      Mark E. Donovan and Wayne S. Sharp are the primary portfolio managers for the Fund and are both senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $4.5 billion in large cap value institutional equity assets. Prior to joining the Adviser in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst ("CFA") and has over 22 years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over 28 years of investment experience. Prior to joining the Adviser in April 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a CFA. For the fiscal year ended August 31, 2004, the Fund paid 0.53% (expressed as a percentage of average net assets) to the Adviser for its services.


ROBECO BOSTON PARTNERS MID CAP VALUE FUND


      Steven L. Pollack and Harry Rosenbluth are the primary portfolio managers for the Fund and are both senior portfolio managers of the Adviser. Mr. Pollack is a member of the Adviser's Equity Strategy Committee. He oversees the investment activities of the Adviser's $484 million Mid Cap product. Prior to joining the Adviser, Mr. Pollack was employed by Hughes Investment Management Co. where he was a portfolio manager responsible for managing a portion of the pension plan and overseeing outside investment managers. Mr. Pollack has over 19 years of investment experience and is a CFA. Mr. Rosenbluth is also a member of the Adviser's Equity Strategy Committee and oversees the investment activities of the Adviser's $2.4 billion premium equity product, an all-cap institutional product. Prior to joining the Adviser, Mr. Rosenbluth spent 14 years with The Boston Company Asset Management, Inc. as Senior Vice President and a portfolio manager. Mr. Rosenbluth was also a member of the Equity Policy Group of The Boston Company Asset Management, Inc. Before that, Mr. Rosenbluth was a consultant for Arthur Andersen & Co. Mr. Rosenbluth has a total of 22 years of investment experience and is a CFA. For the fiscal year ended August 31, 2004, the Fund paid 0.54% (expressed as a percentage of average net assets) to the Adviser for its services.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

      David M. Dabora is the primary portfolio manager for the Fund and Harry Rosenbluth is the secondary manager. Mr. Dabora is a senior portfolio manager of the Adviser. Mr. Dabora oversees the investment activities of the Adviser's $1 billion Small Capitalization and $802 million Small Capitalization II products. Prior to taking on day to day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of the Adviser, an all-cap value institutional product. Before joining the Adviser in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 16 years of investment experience and is a CFA. See "ROBECO BOSTON PARTNERS MID CAP VALUE FUND" for information about Mr. Rosenbluth. For the fiscal year ended August 31, 2004, the Fund paid 1.25% (expressed as a percentage of average net assets) to the Adviser for its services.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

      Harry Rosenbluth is the primary  portfolio manager for the Fund and Steven
L. Pollack is the secondary manager. Mr. Rosenbluth and Mr. Pollack are both senior portfolio managers of the Adviser. For a description of Mr. Rosenbluth and Mr. Pollack's biography, see the "ROBECO BOSTON PARTNERS MID CAP VALUE FUND". For the fiscal year ended August 31, 2004, the Fund paid 0.00% (expressed as a percentage of average net assets) to the Adviser for its services.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

      Robert T. Jones is the primary portfolio manager for the Fund and Harry Rosenbluth is the secondary portfolio manager. Mr. Jones is a senior portfolio manager employed by the Adviser and is a member of the Adviser's Equity Strategy Committee. Mr. Jones also oversees the investment activities of the Adviser's long/short strategy products which, in addition to the Fund, includes two similar limited partnership private investment funds, two separately managed accounts and an offshore fund of the Adviser. Prior to taking on day to day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as the Adviser's Director of Research. Before joining the Adviser in April 1995, Mr. Jones spent seven years with The Boston Company Asset Management, Inc., most recently as Vice President and Equity Portfolio Manager managing institutional separate accounts. Mr. Jones has over sixteen years of investment experience and is a CFA. See "ROBECO BOSTON PARTNERS MID CAP VALUE FUND" for information about Mr. Rosenbluth. For the fiscal year ended August 31, 2004, the Fund paid 2.07% (expressed as a percentage of average net assets) to the Adviser for its services.


PORTFOLIO HOLDINGS

     A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

OTHER SERVICE PROVIDERS

      The following chart shows the Funds' other service providers and includes their addresses and principal activities.


                                          SHAREHOLDERS
Distribution
and                         PRINCIPAL DISTRIBUTOR                     TRANSFER AGENT AND
Shareholder                                                       DIVIDEND DISBURSING AGENT
Services                   PFPC DISTRIBUTORS, INC.
                               760 MOORE ROAD                             PFPC INC.
                          KING OF PRUSSIA, PA 19406                  301 BELLEVUE PARKWAY
                                                                     WILMINGTON, DE 19809
                       Distributes shares and provides
                         administrative services to             Handles shareholder services,
                       beneficial shareholders of the            including recordkeeping and
                          ROBECO INVESTMENT Funds.           statements, distribution of dividends
                                                               and processing of buy, sell and
                                                                      exchange requests.


Asset
Management
                            INVESTMENT ADVISER                            CUSTODIAN

                                                                      PFPC TRUST COMPANY
                           BOSTON PARTNERS ASSET                    8800 TINICUM BOULEVARD
                             MANAGEMENT, L.L.C.                           SUITE 200
                        28 STATE STREET, 21ST FLOOR                 PHILADELPHIA, PA 19153
                              BOSTON, MA 02109
                                                              Holds each Fund's assets, settles
                       Manages each Fund's investment         all portfolio trades and collects
                                activities.                  most of the valuation data required
                                                               for calculating each Fund's net
                                                                         asset value.

Fund
Operations
                           ADMINISTRATOR AND FUND
                              ACCOUNTING AGENT

                                  PFPC INC.
                            301 BELLEVUE PARKWAY
                            WILMINGTON, DE 19809

                     Provides facilities, equipment and
                    personnel to carry out administrative
                      services related to each Fund and
                      calculates each Fund's net asset
                     value, dividends and distributions.


                                          BOARD OF DIRECTORS
                                    Supervises the Funds' activities.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Institutional Class of shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

                    Value of Assets Attributable to the Institutional Class
        NAV   =   - Value of Liabilities Attributable to the same Class
                    -------------------------------------------------------
                    Number of Outstanding Shares of the Institutional Class

      Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.


      The Funds' securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. If the Funds hold foreign equity securities, the calculation of the Funds' NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Funds' portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Funds. In addition, such activity also may result in adverse tax consequences to shareholders. There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.


      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Small Cap Value Fund II and the Long/Short Equity Fund charge a redemption fee of 1% and 2%, respectively on shares redeemed that have been held for less than one year. In addition, the Funds limit the number of exchanges to six (6) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information -- Redemption of Fund Shares" and "Shareholder Information -- Exchange Privilege."


      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

      Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor").

      Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

      The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

      For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual net asset value of accounts with the Company maintained by such Service Organization or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

      You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the "Transfer Agent") in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund is $100,000 and the minimum additional investment is $5,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and Robeco USA, Inc. and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and Robeco USA, Inc. and its subsidiaries without being subject to the minimum investment limitations. The Adviser, Robeco USA, LLC and Robeco-Sage Capital Management, LLC are wholly-owned subsidiaries of Robeco USA.

      INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.


      REGULAR MAIL:                            OVERNIGHT MAIL:
      ROBECO BOSTON PARTNERS [NAME OF FUND]    ROBECO BOSTON PARTNERS [NAME OF FUND]
      c/o PFPC Inc.                            c/o PFPC Inc.
      P.O. Box 9816                            760 Moore Road
      Providence, RI 02940                     King of Prussia, PA 19406


      The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:


      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account # 86-1108-2507
      F/B/O ROBECO BOSTON PARTNERS [NAME OF FUND]
      Ref. (Account Number)
      Shareholder or Account Name


      Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.


      ADDITIONAL INVESTMENTS. Additional investments may be made at any time (minimum investment $5,000) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco Boston Partners [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected.


      AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($5,000 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.


      RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.


      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board approval, the Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

      a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

      b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund, and

      c.  employees of the Adviser and their spouses, parents and children.


      Other persons who are shareholders of other Robeco Boston Partners Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.


      Purchases of the Funds' shares will be made in full and fractional shares of the Fund calculated to three decimal places.


      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors, subject to the limitations discussed above.


      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

      You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.


      You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of

1% or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be shares first redeemed.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO BOSTON PARTNERS [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to ROBECO BOSTON PARTNERS [name of Fund], c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 and must include:


      a. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;


      b. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and


      c.  other supporting legal documents, if required, in the case of estates,
          trusts,  guardianships,   custodianships,  corporations,  pension  and
          profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073.



      Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.




      TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II AND ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

      The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions.

The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include:
(i) brokerage costs; (ii) market impact costs -- i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II and Robeco Boston Partners Long/Short Equity Fund. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

      INVOLUNTARY REDEMPTION. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II and Robeco Boston Partners Long/Short Equity Fund will not be charged when Shares are involuntarily redeemed.


      OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.


      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.


EXCHANGE PRIVILEGE


      The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Shares of any Robeco Investment Fund for Institutional Shares of another Robeco Investment Fund, up to six (6) times per year. Such exchange will be effected at the NAV of the exchanged Institutional Shares and the NAV of the Institutional Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).


      If the exchanging shareholder does not currently own Institutional Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

      If an exchange is to a new account in a Fund advised by the Adviser, the dollar value of the Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.


      The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.


DIVIDENDS AND DISTRIBUTIONS

      Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

      Each Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to the Adviser's website at www.bostonpartnersfunds.com or a free copy may be obtained by calling (888) 261-4073.

TAXES

      FEDERAL TAXES. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to non-corporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholders must have owned their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of a Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

      You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

      You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a sale or redemption of Shares of a Fund may be disallowed under "wash sale" rules to the extent the Shares disposed of are replaced with other Shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

      Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the Shares exceeds 12 months, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

      The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      The Funds may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Funds with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Funds that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.


      Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

      The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


      STATE AND LOCAL TAXES. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Funds' distributions, if any, that are attributable to interest on federal securities. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

MULTI-CLASS STRUCTURE

      Each Fund also offers Investor Shares, which are offered directly to individual investors in a separate prospectus. Shares of each class of the Funds represent equal pro rata interests and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Shares of a Fund can be expected to differ from the total return on Investor Shares of the same Fund. Information concerning Investor class shares of the Funds can be requested by calling the Funds at (888) 261-4073.


NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE COMPANY'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             ROBECO INVESTMENT FUNDS
                                       OF
                               THE RBB FUND, INC.
                                 (888) 261-4073
                       http://www.bostonpartnersfunds.com


FOR MORE INFORMATION:


This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the ROBECO INVESTMENT FUNDS is available free of charge, upon request, including:


ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about each of the Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION


An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the ROBECO INVESTMENT FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus).


SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Boston Partners Asset Management, L.L.C. at http://www.bostonpartnersfunds.com.

PURCHASES AND REDEMPTIONS
Call (888) 261-4073.

WRITTEN CORRESPONDENCE

Street Address:


    ROBECO INVESTMENT FUNDS, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406


SECURITIES AND EXCHANGE COMMISSION


You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                 INVESTOR CLASS


                             ROBECO INVESTMENT FUNDS
                                       OF
                               THE RBB FUND, INC.


                                                               [GRAPHICS OMITED]


                                   PROSPECTUS
                               DECEMBER 31, 2004



                  ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

                  ROBECO BOSTON PARTNERS MID CAP VALUE FUND

                  ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                  ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                  ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND



The securities described in this prospectus have been registered with the Securities and Exchange Commission (the "SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

                                    [GRAPHIC OMITED]

                                    % ROBECO

TABLE OF CONTENTS
--------------------------------------------------------------------------------


A LOOK AT THE GOALS, STRATEGIES, RISKS, EXPENSES AND FINANCIAL HISTORY OF EACH OF THE ROBECO INVESTMENT FUNDS.


DETAILS ABOUT THE SERVICE PROVIDERS.


POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN ANY OF THE ROBECO INVESTMENT FUNDS.


INTRODUCTION ............................................................      3



DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS

    Robeco Boston Partners Large Cap Value Fund .........................      4

    Robeco Boston Partners Mid Cap Value Fund ...........................     10

    Robeco Boston Partners Small Cap Value Fund II ......................     16

    Robeco Boston Partners All-Cap Value Fund ...........................     22

    Robeco Boston Partners Long/Short Equity Fund .......................     29



MANAGEMENT OF THE FUNDS

    Investment Adviser ..................................................     36

    Portfolio Managers ..................................................     36

    Other Service Providers .............................................     38


SHAREHOLDER INFORMATION

    Pricing of Fund Shares ..............................................     39

    Market Timing .......................................................     39

    Purchase of Fund Shares .............................................     40

    Redemption of Fund Shares ...........................................     43

    Exchange Privilege ..................................................     45

    Dividends and Distributions .........................................     46

    Taxes................................................................     46

    Multi-Class Structure ...............................................     47

FOR MORE INFORMATION ................................................ Back Cover

INTRODUCTION
--------------------------------------------------------------------------------


      This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Investor Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").

      The five mutual funds of the Company offered by this prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund and Robeco Boston Partners Long/Short Equity Fund (each a "Fund" and collectively, the "Funds"). Boston Partners Asset Management L.L.C., (the "Adviser") provides investment advisory services to the Funds. This prospectus and the Statement of Additional Information (the "SAI") incorporated herein relate solely to the Funds.

      This prospectus has been organized so that each Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to all the Funds offered by this prospectus.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors. Please read "Other Purchase Information" beginning on page 42 for more information.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.


      The  Fund  may  also   invest   up  to  20%  of  its   total   assets   in
non U.S. dollar-denominated securities.


      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.


      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.


KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o  Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.


      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%, however, it may be higher if the Adviser believes it will improve the Fund's performance.


      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as the commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             1997               28.34%
                             1998               (0.77)%
                             1999                3.86%
                             2000               19.04%
                             2001                3.79%
                             2002              (19.86)%
                             2003               25.57%


      Year-to-date total return for the nine months ended September 30, 2004:
      6.44%.


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter: 15.30% (quarter ended June 30, 1997)

      Worst Quarter: (18.14)% (quarter ended September 30, 2000)

AVERAGE ANNUAL TOTAL RETURNS


      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.


                                                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                                                 FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                                 ---------------------------------------
                                                                                 1 YEAR    5 YEARS   SINCE INCEPTION(1)
                                                                                 ------    -------   -------------------
      ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
      Return Before Taxes                                                        25.57%     5.25%           7.41%
      Return After Taxes on Distributions                                        25.30%     3.53%           5.85%
      Return After Taxes on Distributions and Sale of Fund Shares                16.62%     3.49%           5.50%
      ------------------------------------------------------------------------------------------------------------------
      S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(2)    28.69%    (0.57)%          6.89%
      Russell 1000(R) Value Index (reflects no deduction for fees,
          expenses or taxes)(3)                                                  30.03%     3.57%           8.80%



      (1)   Commenced operations on January 16, 1997.


      (2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted accordingly to each stock's total market value relative to the total market value of the other stocks included in the index. Currently, the market capitalization range of the companies in the S&P 500(R) Index is $748.7 million to $385.8 billion. Please note that this range is as of a particular point in time and is subject to change.

      (3) The Russell 1000(R) Value Index is not the primary benchmark of the Fund. Results of index performance are presented for general comparative purposes. The Russell 1000(R) Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000(R) Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 1000(R) Value Index is $495 million to $385.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000(R) Value Index contains stocks from the Russell 3000(R) with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Fund. The table is based on expenses for the most recent fiscal year ended August 31, 2004.


                                                                                           INVESTOR CLASS
                                                                                           --------------

      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)


      Management fees ................................................................         0.75%
      Distribution (12b-1) fees ......................................................         0.25%
      Other Expenses(1) ..............................................................         0.47%
                                                                                              -----
      Total annual Fund operating expenses ...........................................         1.47%
      Fee waivers(2) .................................................................        (0.22)%
                                                                                              -----

      Net expenses ...................................................................         1.25%
                                                                                              =====


        *   Shareholders   requesting   redemptions   by   wire   are  charged a
            transaction fee of $7.50.


      (1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class.

      (2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 1.25%.

EXAMPLE


      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                              1 YEAR    3 YEARS*    5 YEARS*     10 YEARS*
                              ------    -------     -------      --------
            INVESTOR CLASS    $ 127     $   420     $   760      $  1,719

____________________

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                             LARGE CAP VALUE FUND
                                                     --------------------------------------------------------------------
                                                       FOR THE      FOR THE        FOR THE       FOR THE        FOR THE
                                                     YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     AUGUST 31,   AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                        2004         2003           2002           2001           2000
                                                     --------------------------------------------------------------------
                                                                                INVESTOR CLASS
                                                     --------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .............   $    11.01    $    10.50    $    13.73     $    13.02     $    12.36
                                                     ----------    ----------    ----------     ----------     ----------
Net investment income ............................         0.05**        0.07**        0.04**         0.09**         0.10
Net realized and unrealized gain/(loss)
  on investments .................................         1.88**        0.57**       (1.56)**        1.13**         1.27
                                                     ----------    ----------    ----------     ----------     ----------
Net increase/(decrease) in net assets resulting
  from operations ................................         1.93          0.64         (1.52)          1.22           1.37
                                                     ----------    ----------    ----------     ----------     ----------
Dividends to shareholders from:
Net investment income ............................        (0.08)        (0.04)        (0.10)         (0.12)         (0.01)
Net realized capital gains .......................           --         (0.09)        (1.61)         (0.39)         (0.70)
                                                     ----------    ----------    ----------     ----------     ----------
Total dividends and distributions to shareholders         (0.08)        (0.13)        (1.71)         (0.51)         (0.71)
                                                     ----------    ----------    ----------     ----------     ----------
Net asset value, end of period ...................   $    12.86    $    11.01    $    10.50     $    13.73     $    13.02
                                                     ==========    ==========    ==========     ==========     ==========
Total investment return(1) .......................        17.53%         6.22%       (12.87)%         9.45%         11.67%
                                                     ==========    ==========    ==========     ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .....   $    8,112    $    5,116    $    7,893     $    3,746     $    1,414
   Ratio of expenses to average net assets .......         1.25%         1.25%         1.25%          1.22%          1.22%
   Ratio of expenses to average net assets without
     waivers and expense reimbursements ..........         1.47%         1.66%         1.61%          1.53%          1.53%
   Ratio of net investment income to average
     net assets ..................................         0.43%         0.66%         0.37%          0.67%          0.70%
   Portfolio turnover rate .......................        47.21%        81.13%        88.65%        105.71%        120.99%


______________
**    Calculated based on average shares outstanding for the period.

(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with a market capitalization of between $200 million and $6 billion and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.


      The  Fund  may  also   invest   up  to  20%  of  its   total   assets   in
non U.S. dollar-denominated securities.


      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.


      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.


KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o  Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1998            (2.20)%
                              1999            (4.54)%
                              2000            14.51%
                              2001             8.37%
                              2002           (14.74)%
                              2003            36.37%


      Year-to-date total return for the nine months ended September 30, 2004:
      6.12%.


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter: 18.74% (quarter ended June 30, 2003)

      Worst Quarter: (20.89)% (quarter ended September 30, 1998)

      AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.



                                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                              FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                              ----------------------------------------
                                                                              1 YEAR     5 YEARS   SINCE INCEPTION(1)
                                                                              ------     -------   -------------------
      ROBECO BOSTON PARTNERS MID CAP VALUE FUND
      Returns Before Taxes                                                     36.37%       6.61%         6.99%
      Returns After Taxes on Distributions                                     36.23%       5.16%         5.76%
      Returns After Taxes on Distributions and Sale of Fund Shares             23.64%       4.74%         5.25%
      ----------------------------------------------------------------------------------------------------------------
      Russell 2500(R) Index (reflects no deduction for fees, expenses
        or taxes)(2)                                                           45.51%       9.40%         9.61%
      Russell 2500(R) Value Index (reflects no deduction for fees, expenses
        or taxes)(3)                                                           44.93%      11.93%        11.82%



      (1)   Commenced operations on June 2, 1997.


      (2) The Russell 2500(R) Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. Currently, the market capitalization range of the companies in the Russell 2500(R) Index is $59 million to $9.5 billion. Please note that this range is as of a particular point in time and is subject to change.

      (3) The Russell 2500(R) Value Index contains stocks from the Russell 2500(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2500(R) Value Index is $80 million to $9.5 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2004.


                                                                   INVESTOR CLASS
                                                                   --------------

      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)


      Management fees ............................................     0.80%
      Distribution (12b-1) fees ..................................     0.25%
      Other expenses(1) ..........................................     0.46%
                                                                      -----
         Total annual Fund operating expenses ....................     1.51%
      Fee waivers(2) ..............................................   (0.26)%
                                                                      -----

      Net expenses ................................................    1.25%
                                                                      =====


        *   Shareholders  requesting   redemptions   by  wire   are   charged  a
            transaction fee of $7.50.


      (1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class.

      (2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 1.25%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                        1 YEAR    3 YEARS*    5 YEARS*    10 YEARS*
                        ------    -------     -------     --------
      INVESTOR CLASS    $  127    $   425     $   773     $  1,756

____________________


* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                MID CAP VALUE FUND
                                                      -----------------------------------------------------------------------
                                                       FOR THE       FOR THE         FOR THE         FOR THE        FOR THE
                                                      YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                      AUGUST 31,    AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,
                                                         2004          2003            2002            2001           2000
                                                      -----------------------------------------------------------------------
                                                                                  INVESTOR CLASS
                                                      -----------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ...............  $    11.43    $     9.58      $    12.43      $    11.55     $    11.38
                                                      ----------    ----------      ----------      ----------     ----------
Net investment income/(loss) .......................       (0.02)**       0.02**         (0.02)**         0.01**         0.03
Net realized and unrealized gain/(loss)
  on investments ...................................        1.65**        1.83**         (0.94)**         0.91**         0.28
                                                      ----------    ----------      ----------      ----------     ----------
Net increase/(decrease) in net assets resulting
  from operations ..................................        1.63          1.85           (0.96)           0.92           0.31
                                                      ----------    ----------      ----------      ----------     ----------
Dividends to shareholders from:
Net investment income ..............................       (0.04)           --           (0.03)          (0.04)            --
Net realized capital gains .........................          --            --           (1.86)             --          (0.14)
                                                      ----------    ----------      ----------      ----------     ----------
Total dividends and distributions to shareholders ..       (0.04)           --           (1.89)          (0.04)         (0.14)
                                                      ----------    ----------      ----------      ----------     ----------
Net asset value, end of period .....................  $    13.02    $    11.43      $     9.58      $    12.43     $    11.55
                                                      ==========    ==========      ==========      ==========     ==========
Total investment return(1) .........................       14.08%        19.31%          (9.26)%          7.96%          2.90%
                                                      ==========    ==========      ==========      ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .......  $    2,819    $    3,159      $    6,232      $    1,787     $    1,929
   Ratio of expenses to average net assets .........        1.25%         1.25%           1.25%           1.22%          1.22%
   Ratio of expenses to average net assets without
     waivers and expense reimbursements ............        1.51%         1.65%           1.57%           1.40%          1.34%
   Ratio of net investment income to average
     net assets ....................................       (0.18)%        0.21%          (0.18)%          0.07%          0.31%
   Portfolio turnover rate .........................       67.40%        77.87%          99.23%         234.52%        206.65%


___________________
**    Calculated based on average shares outstanding for the period

(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with market capitalizations that do not exceed $1.5 billion when purchased by the Fund and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.


      The  Fund  may  also   invest   up  to  25%  of  its   total   assets   in
non U.S. dollar-denominated securities.


      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.


      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

o  Investors may lose money.

o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.


o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

o The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1.5 billion and are more susceptible to changes in the business cycle.

o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              1999             6.25%
                              2000            44.41%
                              2001            47.49%
                              2002           (15.94)%
                              2003            52.90%


      Year-to-date total return for the nine months ended September 30, 2004:
      2.30%.


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter: 29.19% (quarter ended June 30, 2003)

      Worst Quarter: (21.19)% (quarter ended September 30, 2002)

      AVERAGE ANNUAL TOTAL RETURNS


      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.


                                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                              FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                             ------------------------------------------
                                                                              1 YEAR     5 YEARS    SINCE INCEPTION(1)
                                                                             --------    --------   -------------------
      ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
      Returns Before Taxes                                                     52.90%      23.81%         17.00%
      Returns After Taxes on Distributions                                     52.58%      23.39%         16.65%
      Returns After Taxes on Distributions and Sale of Fund Shares             34.54%      20.97%         14.83%
      -----------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Value Index (reflects no deduction for fees, expenses
        or taxes)(2)                                                           46.03%      12.28%          9.02%



      (1)   Commenced operations on July 1, 1998.


      (2) The Russell 2000(R) Value Index is an unmanaged index that contains stocks from the Russell 2000(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2000(R) Value Index is $80 million to $3.0 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based upon expenses for the Fund for the most recent fiscal year ended August 31, 2004.


                                                                                             INVESTOR CLASS
                                                                                             --------------
      SHAREHOLDER FEES (fees paid directly from your investment)

      Maximum sales charge imposed on purchases .........................................          None
      Maximum deferred sales charge .....................................................          None
      Maximum sales charge imposed on reinvested dividends ..............................          None
      Redemption Fee(1) .................................................................          1.00%
      Exchange Fee ......................................................................          None

      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

      Management fees....................................................................          1.25%
      Distribution (12b-1) fees .........................................................          0.25%
      Other expenses(2) .................................................................          0.24%
                                                                                                   ----
          Total annual Fund operating expenses...........................................          1.74%
      Fee waivers and expense reimbursements(3) .........................................            --
                                                                                                   ----
      Net expenses ......................................................................          1.74%
                                                                                                   ====



      *     Shareholders   requesting   redemptions   by  wire  are   charged  a
            transaction fee of $7.50.

      (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


      (2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class.

      (3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 1.80%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                 1 YEAR      3 YEARS*     5 YEARS*    10 YEARS*
                                 ------      -------      -------     --------
            INVESTOR CLASS       $  177      $   548      $   944     $  2,052

_____________________

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                              SMALL CAP VALUE FUND II
                                                  --------------------------------------------------------------------------------
                                                    FOR THE           FOR THE           FOR THE          FOR THE         FOR THE
                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                   AUGUST 31,        AUGUST 31,        AUGUST 31,       AUGUST 31,      AUGUST 31,
                                                      2004              2003              2002             2001            2000
                                                  --------------------------------------------------------------------------------
                                                                               INVESTOR CLASS
                                                  --------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..........   $      20.00      $      15.61      $      17.09     $      11.36     $     8.65
                                                  ------------      ------------      ------------     ------------     ----------
Net investment income/(loss) ..................          (0.18)**          (0.12)**          (0.17)**         (0.09)**       (0.03)
Net realized and unrealized gain/(loss) on
   investments ................................           2.90**            4.49**           (1.21)**          6.04**         2.74
                                                  ------------      ------------      ------------     ------------     ----------
Net increase/(decrease) in net assets resulting
   from operations ............................           2.72              4.37             (1.38)            5.95           2.71
                                                  ------------      ------------      ------------     ------------     ----------
Dividends to shareholders from:
Net investment income .........................             --                --                --               --             --
Net realized capital gains ....................          (0.20)               --(3)          (0.21)           (0.29)            --
                                                  ------------      ------------      ------------     ------------     ----------
Total dividends and distributions to
   shareholders ...............................          (0.20)               --(3)          (0.21)           (0.29)            --
                                                  ------------      ------------      ------------     ------------     ----------
Redemption fees ...............................           0.01**            0.02**            0.11**           0.07**           --
                                                  ------------      ------------      ------------     ------------     ----------
Net asset value, end of period ................   $      22.53      $      20.00      $      15.61     $      17.09     $    11.36
                                                  ============      ============      ============     ============     ==========
   Total investment return(1)(2) ..............          13.69%            28.16%            (7.54)%          54.27%         31.33%
                                                  ============      ============      ============     ============     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..   $    327,569      $    279,593      $    253,838     $    230,507     $      382
   Ratio of expenses to average net assets ....           1.74%             1.80%             1.79%            1.77%          1.77%
   Ratio of expenses to average net assets
     without waivers and expense
     reimbursements ...........................           1.74%             2.04%             1.92%            2.13%         14.33%
   Ratio of net investment income to average
     net assets ...............................          (0.77)%           (0.77)%           (1.00)%          (0.54)%        (0.40)%
   Portfolio turnover rate ....................          47.06%            72.72%           119.30%           35.50%        161.75%

_____________________

**    Calculated based on average shares outstanding for the period.


(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

(3)   Amount is less than $0.01 per share.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.


      The Fund may also invest up to 20% of its total assets in non U.S. dollar denominated securities.


      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.


      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.


KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o  Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.


      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

      o The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock. These securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation.
         Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

                                        [LOGO OMITTED]
ROBECO INVESTMENT FUNDS
       (INVESTOR CLASS)                 % ROBECO


--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                       ACCOUNT APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
PLEASE NOTE: Do not  use this form to open a retirement plan account.  For an IRA application or help with this Application,  please call 1-888-261-4073.


---------------        (Please check the appropriate box(es))          [  ] Individual          [  ] Joint Tenant         [  ] Other
1
ACCOUNT                -------------------------------------------------------------------------------------------------------------
REGISTRATION:          NAME                   DATE OF BIRTH        SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER
---------------

                       -------------------------------------------------------------------------------------------------------------
                       NAME OF JOINT OWNER   DATE OF BIRTH               JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                       For joint accounts,  the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


---------------        [  ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
GIFT TO MINOR:
---------------        UNDER THE ______________________________ UGMA/UTMA (circle one)
                                      STATE
                       -------------------------------------------------------------------------------------------------------------
                        NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)       CUSTODIAN'S SOCIAL SECURITY NUMBER**      DATE OF BIRTH**


                       -------------------------------------------------------------------------------------------------------------
                       NAME OF MINOR (ONLY ONE PERMITTED)                   MINOR'S SOCIAL SECURITY NUMBER**         DATE OF BIRTH**


---------------        -------------------------------------------------------------------------------------------------------------
CORPORATION,           NAME OF CORPORATION, PARTNERSHIP, OR OTHER (NAME OF LEGAL ENTITY)             NAME(S) OF FIDUCIARY/TRUSTEE(S)
PARTNERSHIP,
TRUST OR               -------------------------------------------------------------------------------------------------------------
OTHER ENTITY:          TAXPAYER IDENTIFICATION NUMBER
---------------



---------------        RESIDENCY ADDRESS**:  (you must provide a street address)
2
ADDRESS                -------------------------------------------------------------------------------------------------------------
INFORMATION:           STREET                                                                                       APARTMENT NUMBER
---------------
                       -------------------------------------------------------------------------------------------------------------
                       CITY                                                         STATE                                   ZIP CODE


                       -------------------------------------------------------------------------------------------------------------
                       DAY PHONE NUMBER                                                                         EVENING PHONE NUMBER

                       JOINT OWNER OR MINOR'S RESIDENCY ADDRESS

                       -------------------------------------------------------------------------------------------------------------
                       STREET                                                                                       APARTMENT NUMBER

                       -------------------------------------------------------------------------------------------------------------
                       CITY                                                        STATE                                    ZIP CODE

                       **IDENTITY  VERIFICATION  PROCEDURES NOTICE. The USA PATRIOT ACT requires financial  institutions,  including mutual  funds,  to adopt  certain  policies and programs to prevent money  laundering  activities,  including procedures to verify the identity of all  investors  opening new accounts.  When  completing  the New Account
                       Application,  you will be required to supply the Funds with  certain  information  for all persons  owning or permitted to act on an account, that will assist the Funds in verifying your identity.  This includes date of birth,  taxpayer  identification  number and street address.  Until such  verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a  customer's  identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.


                          NOT A PART OF THE PROSPECTUS


                       MAILING ADDRESS:  (you may provide a P.O. Box)

                       [  ] CHECK HERE IF YOUR MAILING ADDRESS IS THE SAME AS YOUR RESIDENCY ADDRESS.

                       -------------------------------------------------------------------------------------------------------------
                       STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

                       -------------------------------------------------------------------------------------------------------------
                       CITY                                                   STATE                                         ZIP CODE



---------------        Minimum initial investment of $2500.00 per fund.     Total amount of investments $___________
3
INVESTMENT             Make check payable to Robeco Investment Funds.
INFORMATION:
---------------        Shareholders  may not purchase  shares of any fund with a check issued by a third party and endorsed  over to the fund.

                       Robeco Boston Partners Large Cap Value Fund (71) $______________

                       Robeco Boston Partners Mid Cap Value Fund (74) $_______________

                       Robeco Boston Partners Small Cap Value Fund II (78) $______________

                       Robeco Boston Partners All-Cap Value Fund (82) $_______________

                       Robeco Boston Partners Long/Short Equity Fund (80) $______________



---------------        DIVIDENDS:    Pay by check [  ]          Reinvest [  ]    CAPITAL GAINS:   Pay by check [  ]    Reinvest [  ]
DISTRIBUTION
OPTIONS;               NOTE:  Dividends and capital gains may be reinvested or paid by check. If no options are selected above, both
---------------        dividends and capital gains will be reinvested in additional fund shares.


---------------        To select this portion please fill out the information below:
4
SYSTEMATIC             Amount $_____________________________________________ Startup Month _________________________________________
WITHDRAWAL
PLAN:                  o   A  minimum  account  value  of  $10,000  in a  single             Frequency: [ ] Annually
---------------            account  is  required  to   establish  a   Systematic                        [ ] Monthly
                           Withdrawal Plan.                                                             [ ] Quarterly

                       o Payments will be made on or near the 25th of the month.


                       Please check one of the following options:       ________   Please mail checks to Address of Record (Named in
                                                                                   Section 2)
                                                                        ________   Please electronically credit my Bank of Record
                                                                                   (Named in Section 6)



---------------        To use this  option,  you must  initial the  appropriate  line below.
5
TELEPHONE              I authorize the Transfer  Agent to accept  instructions  from any persons to redeem or exchange  shares in my
EXCHANGE AND           account(s) by telephone in accordance  with the  procedures  and  conditions  set forth in the Fund's current
REDEMPTION:            prospectus.
---------------
                       -----------------------------      -----------------------------
                            Individual initial                     joint initial           Redeem shares, and send the proceeds to
                                                                                           the address of record.
                       -----------------------------      -----------------------------
                            Individual initial                     joint initial           Exchange shares for shares of Robeco
                                                                                           Investment Funds.



                          NOT A PART OF THE PROSPECTUS


---------------        The Automatic  Investment  Plan which is available to  shareholders  of the Fund,  makes  possible  regularly
6                      scheduled purchases of Fund shares to allow dollar-cost averaging.  The Fund's Transfer Agent can arrange for
AUTOMATIC              an amount of money selected by you to be deducted from your checking  account and used to purchase  shares of
INVESTMENT             the Fund.
PLAN:
---------------        Please debit $_________ (minimum $100) from my checking account (named below) on or about the 20th of the month.


                       PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

                       [  ] Monthly      [  ] Quarterly      [  ] Annually


---------------        -------------------------------------------------------------------------------------------------------------
BANK OF RECORD:         BANK NAME                                                                      STREET ADDRESS OR P.O. BOX
---------------
                       -------------------------------------------------------------------------------------------------------------
                       CITY                                                     STATE                           ZIP CODE

                       -------------------------------------------------------------------------------------------------------------
                       BANK ABA NUMBER                                BANK ACCOUNT OWNER                   BANK ACCOUNT NUMBER



---------------        -------------------------------------------------------------------------------------------------------------
7                      The undersigned  warrants that I (we) have full authority and, if a natural person,  I (we) am (are) of legal
SIGNATURES:            age to purchase shares pursuant to this Account  Application,  and I (we) have received a current  prospectus
---------------        for the Fund in which I (we) am (are) investing.
                       Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
                       Under penalties of perjury, I certify that:

                       (1) The number  shown on this form is my correct  identification  number (or I am waiting  for a number to be issued to me), and
                       (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 28% backup  withholding as a result of a failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                       (3) I am a U.S. person (including a U.S. resident alien).
                       NOTE:  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY  SUBJECT
                       TO BACKUP  WITHHOLDING  BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.  THE
                       INTERNAL  REVENUE  SERVICE  DOES NOT REQUIRE YOUR CONSENT TO ANY  PROVISION OF THIS  DOCUMENT  OTHER THAN THE
                       CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                       -------------------------------------------------------------------------------------------------------------


                       -------------------------------------------------------------------------------------------------------------
                       SIGNATURE OF APPLICANT                                                                    DATE

                       -------------------------------------------------------------------------------------------------------------
                       PRINT NAME                                                                        TITLE (IF APPLICABLE)

                       -------------------------------------------------------------------------------------------------------------
                       SIGNATURE OF JOINT OWNER                                                                  DATE

                       -------------------------------------------------------------------------------------------------------------
                       PRINT NAME                                                                        TITLE (IF APPLICABLE)

                       (If you are signing for a corporation,  you must indicate  corporate  office or title. If you wish additional signatories  on the account,  please  include a corporate  resolution.  If signing as a  fiduciary,  you must indicate  capacity.)

                       For information on additional options,  such as IRA Applications,  rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.



                       MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:     ROBECO INVESTMENT FUNDS
                                                                            C/O PFPC INC.
                                                                            P.O. BOX 9816
                                                                            PROVIDENCE, RI 02940



                          NOT A PART OF THE PROSPECTUS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                                2003        36.93%


      Year-to-date total return for the nine months ended September 30, 2004:
      9.11%.


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter: 18.47% (quarter ended June 30, 2003)
      Worst Quarter: (4.36)% (quarter ended March 31, 2003)


AVERAGE ANNUAL TOTAL RETURNS


      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                                        FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                        ---------------------------------------
                                                                          1 YEAR         SINCE INCEPTION(1)
                                                                          -------        ------------------
      ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
      Return Before Taxes                                                  36.93%               16.49%
      Return After Taxes on Distributions                                  36.79%               16.35%
      Return After Taxes on Distributions and Sale of Fund Shares          24.00%               14.01%
      ---------------------------------------------------------------------------------------------------------
      Russell 3000(R) Value Index (reflects no deduction for fees,
        expenses or taxes)(2)                                              31.14%               10.21%


      (1)   Commenced operations on July 1, 2002.

      (2) The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Currently, the market capitalization range of the companies in the Russell 3000(R) Value Index is $80 million to $385.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Fund. The table is based upon expenses for the most recent fiscal year ended August 31, 2004.



                                                                  INVESTOR CLASS
                                                                  --------------
      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)


      Management fees ...........................................       1.00%
      Distribution (12b-1) fees .................................       0.25%
      Other expenses(1) .........................................       4.59%
                                                                       -----
          Total annual Fund operating expenses ..................       5.84%
      Fee waivers(2) ............................................      (4.34)%
                                                                       -----
      Net expenses ..............................................       1.50%
                                                                       =====


        *   Shareholders  requesting  redemptions   by   wire   are   charged  a
            transaction fee of $7.50.


      (1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class.

      (2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 1.50%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                            1 YEAR    3 YEARS*     5 YEARS*     10 YEARS*
                            ------    -------      -------      --------
      INVESTOR CLASS        $  153    $   934      $ 2,164      $  5,150


____________________

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                    ALL-CAP VALUE FUND
                                                                   ---------------------------------------------------
                                                                                                        FOR THE PERIOD
                                                                     FOR THE YEAR     FOR THE YEAR      JULY 1, 2002*
                                                                        ENDED             ENDED            THROUGH
                                                                   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002
                                                                   ---------------------------------------------------
                                                                                      INVESTOR CLASS
                                                                   ---------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..........................      $    10.80        $     9.44        $    10.00
                                                                     ----------        ----------        ----------
Net investment income/(loss) ..................................            0.02              0.04                --
Net realized and unrealized gain/(loss) on investments ........            2.48              1.34             (0.56)
                                                                     ----------        ----------        ----------
Net increase/(decrease) in net assets resulting from operations            2.50              1.38             (0.56)
                                                                     ----------        ----------        ----------
Dividends to shareholders from:
Net investment income .........................................           (0.04)            (0.02)               --
Net realized capital gains ....................................              --                --                --
                                                                     ----------        ----------        ----------
Total dividends and distributions to shareholders .............           (0.04)            (0.02)               --
                                                                     ----------        ----------        ----------
Net asset value, end of period ................................      $    13.26        $    10.80        $     9.44
                                                                     ==========        ==========        ==========
Total investment return(1) ....................................           23.13%            14.63%            (5.60)%
                                                                     ==========        ==========        ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..................      $      649        $      106        $       84
   Ratio of expenses to average net assets ....................            1.50%             1.50%             1.50%(2)
   Ratio of expenses to average net assets without waivers and
    expense reimbursements ....................................            5.84%             9.88%            15.34%(2)
   Ratio of net investment income to average net assets .......            0.14%             0.41%            (0.01)(2)
   Portfolio turnover rate ....................................           27.40%            38.36%             6.61%(2)

_________________
*     Commencement of operations.


(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.


(2)   Annualized.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------


                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

S&P 500(R) INDEX: An unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange.

SALOMON SMITH BARNEY U.S. 1-MONTH TREASURY BILL INDEX(TM): An unmanaged index containing monthly return equivalents of yield averages that are not marked to market.

SHORT SALE: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

SHORT-TERM CASH INSTRUMENTS: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

FEDERAL FUNDS RATE: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

ADRS AND EDRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

INVESTMENT GOALS

      The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500(R) Index over a full market cycle.

PRIMARY INVESTMENT STRATEGIES

      The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund intends, under normal circumstances, to invest at least 80% of net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

      To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.


      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.


KEY RISKS


      o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.


      o  Investors may lose money.

      o Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.


      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.


      o The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

      o Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

      o The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

      o Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgement, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation.
         Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION


      The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


      TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                               1999           (12.97)%
                               2000            59.86%
                               2001            24.97%
                               2002            (0.82)%
                               2003            (2.17)%

      Year-to-date total return for the nine months ended September 30, 2004:
      3.19%.

      Best and Worst Quarterly Performance (for the periods reflected in the chart above)

      Best Quarter: 18.26% (quarter ended December 31, 2001)
      Worst Quarter: (11.19)% (quarter ended December 31, 1999)

      AVERAGE ANNUAL TOTAL RETURNS


      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.


                                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                                          FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                                        -------------------------------------------
                                                                         1 YEAR      5 YEARS     SINCE INCEPTION(1)
                                                                        --------     --------    ------------------
      ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
      Returns Before Taxes                                                (2.17)%     11.03%           9.63%
      Returns After Taxes on Distributions                                (2.17)%     10.25%           8.88%
      Returns After Taxes on Distributions and Sale of Fund Shares        (1.41)%      9.16%           7.93%
      -------------------------------------------------------------------------------------------------------------
      S&P 500(R) Index
        (reflects no deduction for fees, expenses or taxes)(2)            28.69%      (0.57)%          0.54%
      Salomon Smith Barney U.S. 1-Month Treasury Bill Index
        (reflects no deduction for fees, expenses or taxes)(3)             1.03%       3.28%           3.32%



      (1)   Commenced operations on November 17, 1998.

      (2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted accordingly to each stock's total market value relative to the total market value of the other stocks included in the index. The Adviser has elected to change the benchmark index from the Solomon Smith Barney U.S. 1-Month Treasury Bill Index to the S&P 500(R) Index because the S&P 500(R) Index more appropriately reflects the types of securities held in the portfolio and provides the best comparative performance information.

      (3) The Salomon Smith Barney 1-Month U.S. Treasury Bill Index is unmanaged and comprises the monthly return equivalents of yield averages which are not marked to market. The 1-Month Treasury Bill Index consists of the last one 1-Month Treasury Bill issue. Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Investor Class of the Fund. The table is based on expenses for the Fund for the most recent fiscal year ended August 31, 2004.


                                                                  INVESTOR CLASS
                                                                  --------------
      SHAREHOLDER FEES (fees paid directly from your investment)

      Maximum sales charge imposed on purchases ..................      None
      Maximum deferred sales charge ..............................      None
      Maximum sales charge imposed on reinvested dividends .......      None
      Redemption Fee(1) ..........................................      2.00%
      Exchange Fee ...............................................      None

      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

      Management fees ............................................      2.25%
      Distribution (12b-1) fees ..................................      0.25%
      Other expenses(2) ..........................................      0.95%
                                                                       -----
          Total annual Fund operating expenses ...................      3.45%
      Fee waivers and expense reimbursements(3) ..................     (0.18)%
                                                                       -----

      Net expenses ...............................................      3.27%
                                                                       =====



      (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.



      (2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. "Other expenses" and "Total annual Fund operating expenses" include dividends on securities which the Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared -- thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund's total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.52% of average net assets for the most recent fiscal year.


      (3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 2.75% (excluding short sale dividend expenses).

EXAMPLE


      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR    3 YEARS*    5 YEARS*     10 YEARS*
                                  ------    -------     -------      --------
            INVESTOR CLASS        $  330    $ 1,025     $ 1,762      $  3,705


_________________


* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement only for the first two years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).


                                                                                   LONG/SHORT EQUITY FUND
                                                          -------------------------------------------------------------------------
                                                           FOR THE         FOR THE         FOR THE         FOR THE        FOR THE
                                                          YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                          AUGUST 31,      AUGUST 31,     AUGUST 31,       AUGUST 31,     AUGUST 31,
                                                             2004            2003           2002             2001           2000
                                                          -------------------------------------------------------------------------
                                                                                       INVESTOR CLASS
                                                          -------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..................   $    14.27      $    15.13      $    15.87      $    10.57     $     9.43
                                                          ----------      ----------      ----------      ----------     ----------
Net investment income/(loss) ..........................        (0.36)**        (0.31)**         0.04**          0.03**         0.11
Net realized and unrealized gain/(loss) on investments          0.69**          0.10**         (0.33)**         5.18**         1.16
                                                          ----------      ----------      ----------      ----------     ----------
Net increase/(decrease) in net assets resulting from
   operations .........................................         0.33           (0.21)          (0.29)           5.21           1.27
                                                          ----------      ----------      ----------      ----------     ----------
Dividends to shareholders from:
Net investment income .................................           --              --           (0.01)          (0.11)         (0.13)
Net realized capital gains ............................           --           (0.51)          (0.50)             --             --
Tax return of capital .................................           --           (0.17)             --              --             --
                                                          ----------      ----------      ----------      ----------     ----------
Total dividends and distributions to shareholders .....           --           (0.68)          (0.51)          (0.11)         (0.13)
                                                          ----------      ----------      ----------      ----------     ----------
Redemption fees .......................................         0.02**          0.03**          0.06**          0.20**           --
                                                          ----------      ----------      ----------      ----------     ----------
Net asset value, end of period ........................   $    14.62      $    14.27      $    15.13      $    15.87     $    10.57
                                                          ==========      ==========      ==========      ==========     ==========
Total investment return(1)(2) .........................         2.45%          (1.32)%         (1.44)%         51.51%         13.87%
                                                          ==========      ==========      ==========      ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..........   $   14,322      $   15,381      $   49,284      $   11,244     $      310
   Ratio of expenses to average net assets (including
     dividend expense) ................................         3.27%           3.32%           3.29%           3.44%          3.44%
   Ratio of expenses to average net assets (excluding
     dividend expense) ................................         2.75%           2.75%           2.75%           2.72%          3.08%
   Ratio of expenses to average net assets without
     waivers and expense reimbursements (excluding
     dividend expenses) ...............................         2.93%           3.12%           3.06%           4.35%         21.96%
   Ratio of expenses to average net assets without
     waivers and expense reimbursements (including
     dividend expense) ................................         3.45%           3.69%           3.60%           5.07%         22.32%
   Ratio of net investment income to average net assets        (2.50)%         (2.13)%          0.27%           0.24%          0.90%
   Portfolio turnover rate ............................       239.06%         282.36%         219.52%         332.25%        363.34%

________________
**  Calculated based on average shares outstanding for the period.

(1) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.


(2) Redemption fees are reflected in total return calculations.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


      Boston Partners Asset Management, L.L.C. (formerly Boston Partners Asset Management, L.P.), located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, provides investment advisory services to the Funds. The Adviser provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts. As of October 31, 2004, the Adviser managed approximately $10.4 billion in assets. The Adviser is organized as a Delaware limited liability company.

PORTFOLIO MANAGERS

      The investment results for the different strategies at the Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.


ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND


      Mark E. Donovan and Wayne S. Sharp are the primary portfolio managers for the Fund and are both senior portfolio managers of the Adviser. Mr. Donovan is Chairperson of the Adviser's Equity Strategy Committee which oversees the investment activities of the Adviser's $4.5 billion in large cap value institutional equity assets. Prior to joining the Adviser in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst ("CFA") and has over 22 years of investment experience. Ms. Sharp is Vice Chairperson of the Adviser's Equity Strategy Committee and has over 28 years of investment experience. Prior to joining the Adviser in April 1995, Ms. Sharp was a Senior Vice President and member of the Equity Policy Committee of The Boston Company Asset Management, Inc. Ms. Sharp is also a CFA. For the fiscal year ended August 31, 2004, the Fund paid 0.53% (expressed as a percentage of average net assets) to the Adviser for its services.


ROBECO BOSTON PARTNERS MID CAP VALUE FUND


      Steven L. Pollack and Harry Rosenbluth are the primary portfolio managers for the Fund and are both senior portfolio managers of the Adviser. Mr. Pollack is a member of the Adviser's Equity Strategy Committee. He oversees the investment activities of the Adviser's $484 million Mid Cap product. Prior to joining the Adviser, Mr. Pollack was employed by Hughes Investment Management Co. where he was a portfolio manager responsible for managing a portion of the pension plan and overseeing outside investment managers. Mr. Pollack has over 19 years of investment experience and is a CFA. Mr. Rosenbluth is also a member of the Adviser's Equity Strategy Committee and oversees the investment activities of the Adviser's $2.4 billion premium equity product, an all-cap institutional product. Prior to joining the Adviser, Mr. Rosenbluth spent 14 years with The Boston Company Asset Management, Inc. as Senior Vice President and a portfolio manager. Mr. Rosenbluth was also a member of the Equity Policy Group of The Boston Company Asset Management, Inc. Before that, Mr. Rosenbluth was a consultant for Arthur Andersen & Co. Mr. Rosenbluth has a total of 22 years of investment experience and is a CFA. For the fiscal year ended August 31, 2004, the Fund paid 0.54% (expressed as a percentage of average net assets) to the Adviser for its services.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

      David M. Dabora is the primary portfolio manager for the Fund and Harry Rosenbluth is the secondary manager. Mr. Dabora is a senior portfolio manager of the Adviser. Mr. Dabora oversees the investment activites of the Adviser's $1 billion Small Capitalization and $802 million Small Capitalization II products. Prior to taking on day to day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of the Adviser, an all-cap value institutional product. Before joining the Adviser in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 16 years of investment experience and is a CFA. See "ROBECO BOSTON PARTNERS MID CAP VALUE FUND" for information about Mr. Rosenbluth. For the fiscal year ended August 31, 2004, the Fund paid 1.25% (expressed as a percentage of average net assets) to the Adviser for its services.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

      Harry Rosenbluth is the primary  portfolio manager for the Fund and Steven
L. Pollack is the secondary manager. Mr. Rosenbluth and Mr. Pollack are both senior portfolio managers of the Adviser. For a description of Mr. Rosenbluth's and Mr. Pollack's biographies, see "ROBECO BOSTON PARTNERS MID CAP VALUE FUND". For the fiscal year ended August 31, 2004, the Fund paid 0.00% (expressed as a percentage of average net assets) to the Adviser for its services.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

      Robert T. Jones is the primary portfolio manager for the Fund and Harry Rosenbluth is the secondary portfolio manager. Mr. Jones is a senior portfolio manager employed by the Adviser and is a member of the Adviser's Equity Strategy Committee. Mr. Jones also oversees the investment activities of the Adviser's long/short strategy products which, in addition to the Fund, includes two similar limited partnership private investment funds, two separately managed accounts and an offshore fund of the Adviser. Prior to taking on day to day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as the Adviser's Director of Research. Before joining the Adviser in April 1995, Mr. Jones spent seven years with The Boston Company Asset Management, Inc., most recently as Vice President and Equity Portfolio Manager managing institutional separate accounts. Mr. Jones has over sixteen years of investment experience and is a CFA. See "ROBECO BOSTON PARTNERS MID CAP VALUE FUND" for information about Mr. Rosenbluth. For the fiscal year ended August 31, 2004, the Fund paid 2.07% (expressed as a percentage of average net assets) to the Adviser for its services.

PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

OTHER SERVICE PROVIDERS

      The following chart shows the Funds' other service providers and includes their addresses and principal activities.


                                                      SHAREHOLDERS
Distribution
and
Shareholder                 PRINCIPAL DISTRIBUTOR                        TRANSFER AGENT AND
Services                                                              DIVIDEND DISBURSING AGENT
                           PFPC DISTRIBUTORS, INC.
                               760 MOORE ROAD                                 PFPC INC.
                          KING OF PRUSSIA, PA 19406                     301 BELLEVUE PARKWAY
                                                                        WILMINGTON, DE 19809
                       Distributes shares and provides
                         administrative services to                 Handles shareholder services,
                       beneficial shareholders of the                including recordkeeping and
                           ROBECO INVESTMENT Funds.             statements, distribution of dividends
                                                                   and processing of buy, sell and
                                                                         exchange requests.


Asset
Management                   INVESTMENT ADVISER                               CUSTODIAN

                            BOSTON PARTNERS ASSET                        PFPC TRUST COMPANY
                             MANAGEMENT, L.L.C.                        8800 TINICUM BOULEVARD
                         28 STATE STREET, 21ST FLOOR                          SUITE 200
                              BOSTON, MA 02109                         PHILADELPHIA, PA 19153

                       Manages each Fund's investment             Holds each Fund's assets, settles
                                 activities.                      all portfolio trades and collects
                                                                 most of the valuation data required
                                                                     for calculating each Fund's
                                                                          net asset value.

Fund
Operations                 ADMINISTRATOR AND FUND
                              ACCOUNTING AGENT

                                  PFPC INC.
                            301 BELLEVUE PARKWAY
                            WILMINGTON, DE 19809

                       Provides facilities, equipment and
                      personnel to carry out administrative
                        services related to each Fund and
                        calculates each Fund's net asset
                       value, dividends and distributions.

                                                     BOARD OF DIRECTORS
                                              Supervises the Funds' activities.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Investor Class of shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

                          Value of Assets Attributable to the Investor Class
                NAV =   - Value of liabilities attributable to the same class
                          ---------------------------------------------------
                          Number of Outstanding Shares of the Investor Class

      Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.


      The Funds' securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. If the Funds hold foreign equity securities, the calculation of the Funds' NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Funds' portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unrealiable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Funds. In addition, such activity also may result in adverse tax consequences to shareholders. There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.


      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Small Cap Value Fund II and the Long/Short Equity Fund charge a redemption fee of 1% and 2%, respectively on shares redeemed that have been held for less than one year. In addition, the Funds limit the number of exchanges to six (6) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information -- Redemption of Fund Shares" and "Shareholder Information -- Exchange Privilege."


      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

      Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor"). The Board of Directors of the Company has approved a Distribution Agreement and adopted a separate Plan of Distribution for the Shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


      Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Funds' 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" below.


      The Plan obligates the Funds, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

      PURCHASES THROUGH INTERMEDIARIES. Shares of the Funds may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection  with a  purchase  or  redemption  of  Shares  and  should  read this
Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

      The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

      For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

      GENERAL. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the "Transfer Agent") in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund is $2,500 and the minimum additional investment is $100. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below.

      INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

      REGULAR MAIL:                               OVERNIGHT MAIL:
      ROBECO BOSTON PARTNERS [NAME OF FUND]       ROBECO BOSTON PARTNERS [NAME OF FUND]
      c/o PFPC Inc.                               c/o PFPC Inc.
      P.O. Box 9816                               760 Moore Road
      Providence, RI 02940                        King of Prussia, PA 19406

      The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:


      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account # 86-1108-2507
      F/B/O ROBECO BOSTON PARTNERS [NAME OF FUND]
      Ref. (Account Number)
      Shareholder or Account Name


      Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.


      ADDITIONAL INVESTMENTS. Additional investments may be made at any time (minimum investment $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco Boston Partners [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected.

      AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

      RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax adviser.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board approval, the Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

      a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

      b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund, and

      c.    employees of the Adviser and their spouses, parents and children.


      Other persons who are shareholders of other Robeco Boston Partners Funds are not permitted to acquire shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.


      Purchases of the Funds' shares will be made in full and fractional shares of the Fund calculated to three decimal places.


      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors, subject to the limitations discussed above.


      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

      You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.


      You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as Custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 1% or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO BOSTON PARTNERS [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI
02940; for overnight delivery, requests should be addressed to ROBECO BOSTON PARTNERS [name of Fund], c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 and must include:


      a. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;


     b. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and


      c.    other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073.


      Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds' transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.


      TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II AND ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

      The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs -- i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II and

Robeco Boston Partners Long/Short Equity Fund. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

      INVOLUNTARY REDEMPTION. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II and Robeco Boston Partners Long/Short Equity Fund will not be charged when Shares are involuntarily redeemed.


      OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.


      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.


EXCHANGE PRIVILEGE


      The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Shares of any Robeco Investment Fund for Investor Shares of another Robeco Investment Fund, up to six (6) times per year. Such exchange will be effected at the NAV of the exchanged Investor Shares and the NAV of the Investor Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).


      If the exchanging shareholder does not currently own Investor Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

      If an exchange is to a new account in a Fund advised by the Adviser, the dollar value of the Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.


      The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.


DIVIDENDS AND DISTRIBUTIONS

      Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

      Each Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to the Adviser's website at www.bostonpartnersfunds.com or a free copy may be obtained by calling (888) 261-4073.

TAXES

      FEDERAL TAXES. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to non-corporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholders must have owned their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of a Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

      You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

      You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a sale or redemption of Shares of a Fund may be disallowed under "wash sale" rules to the extent the Shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the Shares exceeds 12 months, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

      The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      The Funds may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Funds with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Funds that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.


      Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

      The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


      STATE AND LOCAL TAXES. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Funds' distribution, if any, that are attributable to interest on federal securities. Shareholders should consult their advisors regarding the tax status of distributions in their state and locality.

MULTI-CLASS STRUCTURE

      Each Fund also offers Institutional Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. Shares of each class of the Funds represent equal pro rata interests and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Shares of a Fund can be expected to differ from the total return on Institutional Shares of the same Fund. Information concerning Institutional class shares of the Funds can be requested by calling the Funds at
(888) 261-4073.

NO  PERSON  HAS  BEEN   AUTHORIZED   TO  GIVE  ANY   INFORMATION   OR  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE COMPANY'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             ROBECO INVESTMENT FUNDS
                                       OF
                               THE RBB FUND, INC.
                                 (888) 261-4073
                       http://www.bostonpartnersfunds.com


FOR MORE INFORMATION:


This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the ROBECO INVESTMENT FUNDS is available free of charge, upon request, including:


ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about each of the Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION


An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the ROBECO INVESTMENT FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus).


SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Boston Partners Asset Management, L.L.C. at http://www.bostonpartnersfunds.com.

PURCHASES AND REDEMPTIONS

Call (888) 261-4073.

WRITTEN CORRESPONDENCE


Street Address:
   ROBECO INVESTMENT FUNDS, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406


SECURITIES AND EXCHANGE COMMISSION


You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                           ===========================

                                  THE SCHNEIDER
                                    SMALL CAP
                                   VALUE FUND

                           ===========================

                              OF THE RBB FUND, INC.


      This prospectus gives vital information about the Schneider Small Cap Value Fund (the "Fund"), an investment portfolio of The RBB Fund, Inc. (the "Company"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

                                -----------------
                                   PROSPECTUS
                                DECEMBER 31, 2004
                                -----------------

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                                              December 31, 2004
----------------------------
SCHNEIDER CAPITAL MANAGEMENT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE  GOALS,  STRATEGIES,  RISKS  AND  FINANCIAL  HISTORY  OF THE FUND.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE FUND.


FUND DESCRIPTION

      Investment Goal .......................................................  3

      Primary Investment Strategies .........................................  3

      Key Risks .............................................................  3

      Risk/Return Information ...............................................  4

      Expenses and Fees .....................................................  5

      Financial Highlights ..................................................  7

      Additional Information on the Fund's

       Investment Objective and Principal Strategies ........................  8

      Risks of Investing in the Fund ........................................  9


MANAGEMENT OF THE FUND

      Investment Adviser .................................................... 10

      Portfolio Manager ..................................................... 10

      Other Service Providers ............................................... 11


SHAREHOLDER INFORMATION

      Pricing of Fund Shares ................................................ 12

      Market Timing ......................................................... 12

      Purchase of Fund Shares ............................................... 13

      Redemption of Fund Shares ............................................. 15

      Dividends and Distributions ........................................... 17

      Taxes ................................................................. 17


FOR MORE INFORMATION ................................................ Back Cover

On April 30, 2002, the Fund was closed to new investors and to additional share purchases from persons who held shares of the Fund through accounts maintained by brokers or other intermediaries by arrangement with the Company. As of December 31, 2004, the Fund will accept purchases from all existing shareholders, provided that a shareholder's broker or other intermediary allows shareholders to purchase additional shares of the Fund. Please read "OTHER PURCHASE INFORMATION" on page 14 for more information.

SCHNEIDER SMALL CAP VALUE FUND -- FUND DESCRIPTION
--------------------------------------------------------------------------------

INVESTMENT GOAL


      The Fund seeks long-term capital growth by investing primarily in common stocks of companies that have capitalizations that are less than the largest company in the Russell 2000(R) Index ("small cap companies") and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.


PRIMARY INVESTMENT STRATEGIES



     Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in small cap companies described above. The Russell 2000(R) Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000(R) Index, a market value weighted index of the 3,000 largest U.S. publicly-traded companies. As of September 30, 2004, the market capitalization range of the companies held by the Fund was $25 million to $5.8 billion. Please note that this range is as of a particular point in time and is subject to change.



KEY RISKS

      - The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money.

      - Stocks of small companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small company securities may make them more difficult to sell than those of larger companies.

      - Value  investing involves  the  risk  that  the  Fund's   investment  in
companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart
assumes   reinvestment  of  dividends  and  distributions.   As  with  all  such
investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

              1999             47.07%
              2000             17.20%
              2001             19.37%
              2002            (14.85%)
              2003            106.05%


      Year-to-date  total return for the nine months ended  September  30, 2004:
      7.67%


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter:      38.72% (quarter ended June 30, 1999)

      Worst Quarter:    (28.86)% (quarter ended September 30, 2002)


AVERAGE ANNUAL TOTAL RETURNS



      The table below compares the Fund's average annual total returns for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003



                                                                    1 YEAR      5 YEARS     SINCE INCEPTION*
Before Taxes                                                        106.05%      29.97%          32.62%
After Taxes on Distributions                                        102.47%      25.27%          28.66%
After Taxes on Distributions and Sale of Fund Shares                 69.78%      23.26%          26.49%
--------------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction for fees,
expenses or taxes)(1)                                                46.03%      15.06%          14.06%



_______________
  *   Commenced operations on September 2, 1998.



(1) The Russell 2000(R) Value Index is an unmanaged index that contains stocks from the Russell 2000(R) Index with greater-than-average value orientation. Companies in this index generally have lower price-to-book and price-to-earnings ratios. Currently, the market capitalization range of the companies in the Russell 2000(R) Value Index is $80 million to $3.0 billion. Please note that this range is as of a particular point in time and is subject to change.



EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.


      The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on annual expenses for the most recent fiscal year ended August 31, 2004.


      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Redemption fee(1) .............................................  1.75%

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
      ASSETS)


      Management fees ...............................................  1.00%

      Distribution and service (12b-1) fees .........................  None

      Other expenses ................................................  0.74%
                                                                      -----

      Total annual Fund operating expenses ..........................  1.74%

      Fee waiver and expense reimbursements(2) ...................... (0.64)%
                                                                      -----

      Net expenses ..................................................  1.10%
                                                                      =====



      1. Shares of the Fund not purchased through reinvested dividends or capital gains distributions and held less than one year are subject to the above redemption fee. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. See "Redemption of Fund Shares -- Transaction Fee on Certain Redemptions" for more information. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.



      2. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2005 to the extent that total annual Fund operating expenses exceed 1.10%.

      EXAMPLE:


      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                  1 YEAR     3 YEARS*     5 YEARS*    10 YEARS*
                  ------     --------     --------    ---------
                  $  112     $   486      $   884     $  1,999

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2005. Thus, the 3 years, 5 years and 10 years examples reflect the waiver and reimbursement only for the first year.

FINANCIAL HIGHLIGHTS

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

                                                 FOR THE           FOR THE           FOR THE           FOR THE          FOR THE
                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                             AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001  AUGUST 31, 2000
                                             ---------------   ---------------   ---------------   ---------------  ---------------
PER SHARE OPERATING PERFORMANCE*
Net asset value, beginning of year ........     $  22.52          $   14.82        $    17.53         $    17.57      $    18.04
Net investment income/(loss) ..............        (0.13)              0.10              0.03               0.09            0.07
Net realized and unrealized gain/(loss)
   on investments and foreign exchange
   transactions, if any(1) ................         8.50               7.71             (1.83)              2.75            1.94
                                                --------          ---------        ----------         ----------      ----------
Net increase/(decrease) in net assets
   resulting from operations ..............         8.37               7.81             (1.80)              2.84            2.01
                                                --------          ---------        ----------         ----------      ----------
Dividends and distributions to
   shareholders from:
Net investment income .....................        (0.11)             (0.03)            (0.07)             (0.08)             --
Net realized capital gains ................        (1.69)             (0.08)            (0.84)             (2.80)          (2.48)
                                                --------          ---------        ----------         ----------      ----------
Total dividends and distributions to
   shareholders ...........................        (1.80)             (0.11)            (0.91)             (2.88)          (2.48)
                                                --------          ---------        ----------         ----------      ----------
Net asset value, end of year ..............     $  29.09          $   22.52        $    14.82         $    17.53      $    17.57
                                                ========          =========        ==========         ==========      ==========
Total investment return(2) ................        37.99%             53.10%           (10.76)%            19.94%          13.72%
                                                ========          =========        ==========         ==========      ==========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .     $ 48,845          $  48,920        $   45,268         $   38,912      $   19,394
Ratio of expenses to average net assets(3)          1.10%              1.10%             1.10%              1.10%           1.10%
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements .........................         1.74%              1.85%             1.65%              2.02%           2.37%
Ratio of net investment income to average
   net assets(3) ..........................        (0.49)%             0.53%             0.34%              0.71%           0.44%
Portfolio turnover rate ...................       110.69%             85.33%           102.46%             79.30%          84.93%


________________
* Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.

(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.


(3)   Reflects waivers and reimbursements.

ADDITIONAL  INFORMATION  ON  THE  FUND'S  INVESTMENT   OBJECTIVE  AND  PRINCIPAL
STRATEGIES


      The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations that are less than the largest company in the Russell 2000(R) Index and which the Adviser believes are undervalued. The Fund's investment objective and the policies described above may be changed by the Board of Directors without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.


      The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

      The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

      - have low price-to-earnings and low price-to-book value ratios; and

      - are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

      The Fund may sell securities when the Adviser believes:

      - a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

      - a security appreciates in value to the point that it is considered to be overvalued;

      - the Fund's holdings should be rebalanced to include a more attractive stock or stocks; or

      - an issuer's earnings potential is in jeopardy.

      The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

      The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business is in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers' acceptances issued by foreign or domestic banks or financial institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by Standard & Poor's, Moody's Investors, Inc., or Fitch, Inc. and unrated commercial paper determined to be of comparable quality by the Adviser. The Adviser will determine when market conditions warrant temporary defensive measures.

RISKS OF INVESTING IN THE FUND

      Investing in the Fund involves the following principal risks:

      SMALL COMPANY RISK. Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

      FOREIGN SECURITY RISK. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

      - seizure, expropriation or nationalization of a company's assets;

      - less publicly available information and differing regulations and standards;

      - the impact of political, social or economic instability, or diplomatic events; and

      - securities that are less liquid and harder to value than those of a U.S. issuer.

      As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

      OPPORTUNITY RISK. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      VALUE STOCK RISK. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      TEMPORARY INVESTMENT RISK. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

      CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.


      A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (SAI).


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


      Schneider Capital Management Company, located at 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management of approximately $3 billion as of September 30, 2004. Schneider Capital Management Company is 100% employee-owned, and was founded in 1996.

      For the fiscal year ended August 31, 2004, the Adviser received 0.50% of the Fund's average net assets in investment advisory fees from the Fund.


PORTFOLIO MANAGER

      The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

OTHER SERVICE PROVIDERS

      The following chart shows the Fund's service providers and includes their addresses and principal activities.

                                                 SHAREHOLDERS
Distribution
and Shareholder           PRINCIPAL DISTRIBUTOR                               TRANSFER AGENT
Services
                         PFPC DISTRIBUTORS, INC.                                PFPC INC.
                             760 MOORE ROAD                                301 BELLEVUE PARKWAY
                        KING OF PRUSSIA, PA 19406                          WILMINGTON, DE 19809

                     Distributes shares of the Fund.             Handles shareholder services, including
                                                              recordkeeping and statements, distribution of
                                                            dividends and processing of buy and sell requests.
Asset
Management                 INVESTMENT ADVISER                                   CUSTODIAN

                            SCHNEIDER CAPITAL                               PFPC TRUST COMPANY
                           MANAGEMENT COMPANY                               8800 TINICUM BLVD.
                        460 EAST SWEDESFORD ROAD,                               SUITE 200
                       SUITE 1080 WAYNE, PA 19087                         PHILADELPHIA, PA 19153

                      Manages the Fund's investment           Holds the Fund's assets, settles all portfolio
                               activities.                    trades and collects most of the valuation data
                                                              required for calculating the Fund's net asset
                                                                                  value.
Fund
Operations               ADMINISTRATOR AND FUND
                            ACCOUNTING AGENT

                                PFPC INC.
                          301 BELLEVUE PARKWAY
                          WILMINGTON, DE 19809

                     Provides facilities, equipment
                       and personnel to carry out
                     administrative services related
                     to the Fund and calculates the
                         Fund's net asset value,
                      dividends and distributions.

                                                 BOARD OF DIRECTORS

                                           Supervises the Fund's activities.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES


      Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                              Value of Assets Attributable to the Fund
              NAV =         - Value of Liabilities Attributable to the Fund
                            -----------------------------------------------
                              Number of Outstanding Shares of the Fund


      The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases or redemptions of Fund Shares at the next NAV calculated after receipt of your order or request in proper form.


     The Fund's securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.



     The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. In addition, the Fund charges a redemption fee of 1.75% on shares held for less than one year. For further information on redemptions, please see the section titled "Shareholder Information - Redemptions of Fund Shares."



      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

      Shares are offered on a continuous basis and are sold without any sales charges. You may purchase Fund shares directly from the Fund at the NAV per share next calculated after your order is received by PFPC Inc. ("Transfer Agent") in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

      Investors may be charged a fee if they effect transactions through a broker or agent. Certain service organizations, including corporations, trusts, foundations or broker-dealers ("Service Organizations") may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

      The Fund relies upon the integrity of the Service Organization to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

      INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Small Cap Value Fund. Third party endorsed checks or foreign checks will not be accepted.

      Schneider Small Cap Value Fund
      c/o PFPC Inc.
      P.O. Box 9837
      Providence, RI 02940

      OR OVERNIGHT TO:

      Schneider Small Cap Value Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussa, PA 19406

      Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account #86-0172-6452
      F/B/O Schneider Small Cap Value Fund
      Ref. (Shareholder or Account Name; Account Number)

      Federal funds purchases will be accepted only on a day on which the Fund and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Schneider Small Cap Value Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen days from the purchase date.

      AUTOMATIC INVESTMENT PLAN. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-877-264-5346, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and, subject to Board approval, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, who may be subject to cumulative, maximum purchase amounts.

      Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.


     GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.


     On April 30, 2002, the Fund was closed to new investors and to additional share purchases from persons who held shares of the Fund through accounts maintained by brokers or other intermediaries by arrangement with the Company. As of December 31, 2004, the Fund will accept purchases from all existing shareholders, provided that a shareholder's broker or other intermediary allows shareholders to purchase additional shares of the Fund. At the discretion of the Adviser and subject to Board approval, the Fund may open to new investments in the future or further restrict sales of its shares.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

      You may redeem Fund shares at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

      You may redeem Fund shares by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is no charge for redemptions of shares held for more than one year.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to Schneider Small Cap Value Fund, c/o PFPC Inc., P.O. Box 9837, Providence, RI 02940 and must include:

      - a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


      - any required Medallion signature  guarantees,  which are  required  when
        (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program
        (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and


      - other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.



     REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. You may then initiate a redemption of shares by calling the Transfer Agent at (888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the Telephone Redemption Option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent tobe genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.


      TRANSACTION FEE ON CERTAIN REDEMPTIONS. The Fund requires the payment of a transaction fee on redemptions of shares held for less than one year equal to 1.75% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, NOT to the Adviser, distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gain distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.75% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.


      SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. The Fund requires the payment of a transaction fee on redemptions of shares held for less than one year equal to 1.75% of the NAV of such shares redeemed at the time of redemtpion. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.


      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.


     PROPER FORM. You must include complete and accurate required information on
your   redemption   request.   Please  see   "Redemption  of  Fund  Shares"  for
instructions. Redemption requests not in proper form may be delayed.


      INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

      You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

DIVIDENDS AND DISTRIBUTIONS

      The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.


      The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

      The estimated amounts and ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.


TAXES

      FEDERAL TAXES. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of the Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

      You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

      You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

      Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      The Fund may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.

      The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      STATE AND LOCAL TAXES. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THE SCHNEIDER SMALL CAP VALUE FUND


FOR MORE INFORMATION:


      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Schneider Small Cap Value Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

      An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

PURCHASES AND REDEMPTIONS

      Call your registered representative or (888) 520-3277.

WRITTEN CORRESPONDENCE

      Post Office Address:     Schneider Small Cap Value Fund
                               c/o PFPC Inc.
                               PO Box 9837
                               Providence, RI 02940

      Street Address:          Schneider Small Cap Value Fund
                               c/o PFPC Inc.
                               760 Moore Road
                               King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION

      You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NO. 811-05518

                           ===========================

                                  THE SCHNEIDER
                                   VALUE FUND

                           ===========================

                              OF THE RBB FUND, INC.


      This prospectus gives vital information about the Schneider Value Fund (the "Fund"), an investment portfolio of The RBB Fund, Inc. (the "Company"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

                                -----------------
                                   PROSPECTUS
                                DECEMBER 31, 2004
                                -----------------

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                                              December 31, 2004
----------------------------
SCHNEIDER CAPITAL MANAGEMENT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

A LOOK AT THE GOALS, STRATEGIES, RISKS AND FINANCIAL HISTORY OF THE FUND.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE FUND.

FUND DESCRIPTION

     Investment Goal ......................................................    3

     Primary Investment Strategies ........................................    3

     Key Risks ............................................................    3

     Risk/Return Information ..............................................    4

     Expenses and Fees ....................................................    5

     Financial Highlights .................................................    6

     Additional Information on the Fund's

      Investment Objective and Principal Strategies .......................    7

     Risks of Investing in the Fund .......................................    8

MANAGEMENT OF THE FUND

     Investment Adviser ...................................................    9

     Portfolio Manager ....................................................    9

     Other Service Providers ..............................................   10

SHAREHOLDER INFORMATION

     Pricing of Fund Shares ...............................................   11

     Market Timing ........................................................   11

     Purchase of Fund Shares ..............................................   12

     Redemption of Fund Shares ............................................   14

     Dividends and Distributions ..........................................   16

     Taxes ................................................................   16


FOR MORE INFORMATION ...............................................  Back Cover

SCHNEIDER VALUE FUND -- FUND DESCRIPTION
--------------------------------------------------------------------------------


INVESTMENT GOAL


      The Fund seeks long-term capital growth by investing primarily in common stocks of companies that have a market capitalization of $1 billion or greater and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      Under normal circumstances, at least 65% of the Fund's net assets (including borrowings for investment purposes) will be invested in companies with capitalizations as described above. The Adviser examines various factors in determining the value characteristics of such companies including price-to-book value ratios and price-to-earnings ratios.

KEY RISKS

      - The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money.

      - Value investing involves the risk that the Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Fund. The information shows the Fund's performance for the past calendar year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                    2003                   57.85%


      Year-to-date  total return for the nine months ended  September  30, 2004:
      9.54%


      Best and Worst Quarterly Performance (for the periods reflected in the chart above)


      Best Quarter:         35.71%  (quarter ended June 30, 2003)

      Worst Quarter:        (3.93)% (quarter ended March 31, 2003)


AVERAGE ANNUAL TOTAL RETURNS


      The table below compares the Fund's average annual total returns for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003


                                                               1 YEAR   SINCE INCEPTION*
Before Taxes                                                   57.85%        58.05%
After Taxes on Distributions                                   55.62%        56.15%
After Taxes on Distributions and Sale of Fund Shares           37.53%        48.56%
---------------------------------------------------------------------------------------
Russell 1000(R) Value Index (reflects no deduction for fees,
expenses or taxes)(1)                                          30.03%        32.25%



_________________
*     Commenced operations on September 30, 2002.


(1) The Russell 1000(R) Value Index is an unmanaged index composed of the securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is comprised of the 1,000 largest U.S. companies based on total market capitalization. This index is segmented into growth and value categories.

EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

      The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on annual expenses for the most recent fiscal year ended August 31, 2004.


      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Redemption fee(1) ..........................................................    1.00%

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management fees ............................................................    0.70%
      Distribution and service (12b-1) fees ......................................    None
      Other expenses .............................................................    1.26%
                                                                                     -----
      Total annual Fund operating expenses .......................................    1.96%
      Fee waiver and expense reimbursements(2) ...................................   (1.11)%
                                                                                     -----
      Net expenses ...............................................................    0.85%
                                                                                     =====



      1. Shares of the Fund not purchased through reinvested dividends or capital gains distributions and held less than 90 days are subject to the above redemption fee. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. See "Redemption of Fund Shares -- Transaction Fee on Certain Redemptions" for more information. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.



      2. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2005, to the extent that total annual Fund operating expenses exceed 0.85%.


      EXAMPLE:

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                    1 YEAR     3 YEARS*    5 YEARS*    10 YEARS*
                    -------    --------    --------    ---------
                    $   87     $   508     $   954     $  2,196

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2005. Thus, the 3 years, 5 years and 10 years examples reflect the waiver and reimbursement only for the first year.

FINANCIAL HIGHLIGHTS

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

                                                               FOR THE           FOR THE PERIOD
                                                             YEAR ENDED        SEPTEMBER 30, 2002*
                                                           AUGUST 31, 2004   THROUGH AUGUST 31, 2003
                                                           ---------------   -----------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ....................   $    14.81            $    10.00
                                                             ----------            ----------
Net investment income ...................................          0.04                  0.07
Net realized and unrealized gain on investments(1) ......          4.05                  4.77
                                                             ----------            ----------
Net increase in net assets resulting from operations ....          4.09                  4.84
                                                             ----------            ----------
Dividend and Distributions to shareholders from:
Net investment income ...................................         (0.06)                (0.03)
Net realized capital gains ..............................         (0.62)                 0.00
                                                             ----------            ----------
Total dividends and distributions to shareholders .......         (0.68)                (0.03)
                                                             ----------            ----------
Net asset value, end of period ..........................    $    18.22            $    14.81
                                                             ==========            ==========
Total investment return(2) ..............................         28.21%                48.46%
                                                             ==========            ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...............    $   38,406            $   11,788
Ratio of expenses to average net assets(3) ..............          0.85%                 0.85%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...................          1.96%                 4.01%(4)
Ratio of net investment income to average net assets(3)..          0.35%                 0.72%(4)
Portfolio turnover rate .................................        116.60%                98.06%


*     Commencement of operations.

** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) The amounts shown for each share outstanding throughout the respective period are not in accordance with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective period.

(2) Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.


(3)   Reflects waivers and reimbursements.


(4)   Annualized.

ADDITIONAL   INFORMATION  ON  THE  FUND'S  INVESTMENT  OBJECTIVE  AND  PRINCIPAL
STRATEGIES

      The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations of $1 billion or greater and which the Adviser believes are undervalued. The Fund's investment objective and the policies described above may be changed by the Board of Directors without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

      The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

      The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

      - have low price-to-earnings and low price-to-book value ratios; and

      - are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

      The Fund may sell securities when the Adviser believes:

      - a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

      - a security appreciates in value to the point that it is considered to be overvalued;

      - the Fund's holdings should be rebalanced to include a more attractive stock or stocks; or

      - an issuer's earnings potential is in jeopardy.

      The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

      The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business is in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers' acceptances issued by foreign or domestic banks or financial institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by Standard & Poor's, Moody's Investors, Inc. or Fitch, Inc. and unrated commercial paper determined to be of comparable quality by the Adviser. The Adviser will determine when market conditions warrant temporary defensive measures.

RISKS OF INVESTING IN THE FUND

      Investing in the Fund involves the following principal risks:

      COMMON STOCK RISK. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

      FOREIGN SECURITY RISK. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

      - seizure, expropriation or nationalization of a company's assets;

      - less publicly available information and differing regulations and standards;

      - the impact of political, social or economic instability, or diplomatic events; and

      - securities that are less liquid and harder to value than those of a U.S. issuer.

      As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

      OPPORTUNITY RISK. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      VALUE STOCK RISK. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      TEMPORARY INVESTMENT RISK. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

      CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.


      A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (SAI).

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


      Schneider Capital Management Company, located at 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts that had aggregate total assets under management of approximately $3 billion as of September 30, 2004. Schneider Capital Management Company is 100% employee-owned, and was founded in 1996.


      For the fiscal year ended August 31, 2004, the Adviser received 0.06% of the Fund's average net assets in investment advisory fees from the Fund.



PORTFOLIO MANAGER

      The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

OTHER SERVICE PROVIDERS

      The following chart shows the Fund's service providers and includes their addresses and principal activities.

                                                      SHAREHOLDERS

Distribution
and
Shareholder           PRINCIPAL DISTRIBUTOR                                   TRANSFER AGENT
Services
                    PFPC DISTRIBUTORS, INC.                                     PFPC INC.
                         760 MOORE ROAD                                    301 BELLEVUE PARKWAY
                   KING OF PRUSSIA, PA 19406                              WILMINGTON, DE 19809

                 Distributes shares of the Fund.                       Handles shareholder services,
                                                                        including recordkeeping and
                                                                        statements, distribution of
                                                                    dividends and processing of buy and
                                                                                sell requests.


Asset
Management              INVESTMENT ADVISER                                      CUSTODIAN

                         SCHNEIDER CAPITAL                                  PFPC TRUST COMPANY
                         MANAGEMENT COMPANY                                 8800 TINICUM BLVD.
                460 EAST SWEDESFORD ROAD, SUITE 1080                             SUITE 200
                          WAYNE, PA 19087                                 PHILADELPHIA, PA 19153

                   Manages the Fund's investment                     Holds the Fund's assets, settles
                            activities.                              all portfolio trades and collects
                                                                    most of the valuation data required
                                                                      for calculating the Fund's net
                                                                                asset value.


Fund
Operations           ADMINISTRATOR AND FUND
                        ACCOUNTING AGENT

                            PFPC INC.
                      301 BELLEVUE PARKWAY
                      WILMINGTON, DE 19809

                 Provides facilities, equipment and
                       personnel to carry out
                 administrative services related to
                 the Fund and calculates the Fund's
                   net asset value, dividends and
                           distributions.


                                                  BOARD OF DIRECTORS

                                                 Supervises the Fund's
                                                      activities.


SCHNEIDER VALUE FUND
SCHNEIDER CAPITAL MANAGEMENT COMPANY


ACCOUNT APPLICATION

PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-520-3277.



-------------
1                     (Please check the appropriate box(es).) [  ] Individual    [  ] Joint Tenant [  ] Other
Account
Registration:         --------------------------------------------------------------------------------------------------------------
-------------         NAME                     SOCIAL SECURITY NUMBER OR TAX  ID # OF PRIMARY OWNER**                DATE OF BIRTH**

                      I AM A [  ] U.S. CITIZEN                   [  ] RESIDENT ALIEN                       [  ] NON-RESIDENT ALIEN**


                      --------------------------------------------------------------------------------------------------------------
                      COUNTRY OF TAX RESIDENCY OF PRIMARY OWNER

                      --------------------------------------------------------------------------------------------------------------
                      GOVERNMENT ISSUED ID (FOR NON-U.S. CITIZENS) INCLUDE NUMBER, ID TYPE (eg PASSPORT) AND COUNTY OF ISSUANCE


                      --------------------------------------------------------------------------------------------------------------
                      NAME OF JOINT OWNER           JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #**                 DATE OF BIRTH**

                      I AM A   [  ] U.S. CITIZEN                     [  ] RESIDENT ALIEN                    [  ]NON-RESIDENT ALIEN**


                      --------------------------------------------------------------------------------------------------------------
                      COUNTRY OF TAX RESIDENCY OF JOINT OWNER**

                      --------------------------------------------------------------------------------------------------------------
                      GOVERNMENT ISSUED ID (FOR NON-U.S. CITIZENS) INCLUDE NUMBER, ID TYPE (eg PASSPORT) AND COUNTY OF ISSUANCE


                      For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.


-------------
GIFT TO MINOR         [  ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
-------------
                      UNDER THE ________________________________ UGMA/UTMA (circle one)
                                          STATE


                      --------------------------------------------------------------------------------------------------------------
                      NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)          CUSTODIAN'S SOCIAL SECURITY NUMBER**     DATE OF BIRTH**


                      --------------------------------------------------------------------------------------------------------------
                      NAME OF MINOR (ONLY ONE PERMITTED)                    MINOR'S SOCIAL SECURITY NUMBER           DATE OF BIRTH**



                      --------------------------------------------------------------------------------------------------------------
                      NAME OF CORPORATION, PARTNERSHIP, TRUST OR OTHER (NAME OF LEGAL ENTITY)

-------------
CORPORATION           --------------------------------------------------------------------------------------------------------------
PARTNERSHIP,          CORPORATION, PARTNERSHIP, TRUST OR OTHER'S TAXPAYER ID NUMBER**                                  DATE OF TRUST
TRUST OR
OTHER ENTITY:
-------------         --------------------------------------------------------------------------------------------------------------
                      NAME OF FIDUCIARY or TRUSTEE         FIDUCIARY or TRUSTEE SOCIAL SECURITY NUMBER**             DATE OF BIRTH**



                           NOT PART OF THE PROSPECTUS




---------------       RESIDENCY ADDRESS**: (YOU MUST PROVIDE A STREET ADDRESS)
2
Address
Information           --------------------------------------------------------------------------------------------------------------
---------------       STREET                                                                                        APARTMENT NUMBER


                      --------------------------------------------------------------------------------------------------------------
                      CITY                                          STATE                                                   ZIP CODE

                      --------------------------------------------------------------------------------------------------------------
                      DAY PHONE NUMBER                                                                          EVENING PHONE NUMBER


                      JOINT OWNER OR MINOR'S RESIDENCY ADDRESS

                      --------------------------------------------------------------------------------------------------------------
                      STREET                                                                                        APARTMENT NUMBER

                      --------------------------------------------------------------------------------------------------------------
                      CITY                                          STATE                                                   ZIP CODE

                      MAILING ADDRESS: (YOU MAY PROVIDE A P.O. BOX)


                      [  ] Check here if your mailing address is the same as your residency address.

                      --------------------------------------------------------------------------------------------------------------
                      STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX


                      --------------------------------------------------------------------------------------------------------------
                      CITY                                          STATE                                                   ZIP CODE


                      --------------------------------------------------------------------------------------------------------------
                      **IDENTITY VERIFICATION PROCEDURES NOTICE. The USA PATRIOT ACT requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the New Account
                      Application, you will be required to supply the Funds with certain information for all persons owning or permitted to act on an account, that will assist the Funds in verifying your identity. This includes date of birth, taxpayer identification number and street address. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
                      --------------------------------------------------------------------------------------------------------------
-------------
3                     Minimum initial investment of $20,000.          Amount of investment $___________
Investment
Information:          Make the check payable to Schneider Value Fund.
-------------
                      Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.


-------------         NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both
DISTRIBUTION          dividends and capital gains will be reinvested in additional Fund shares.
OPTIONS
-------------
                      DIVIDENDS:     Pay by check [  ]    Reinvest [  ]     CAPITAL GAINS:   Pay by check [  ]  Reinvest [  ]


                           NOT PART OF THE PROSPECTUS


-------------         To use this option,  you must initial the appropriate line below.
4
Telephone
Redemption:           I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange  shares in my
-------------         account(s) by  telephone  in  accordance   with  the  procedures  and conditions set forth in  the  Fund's current prospectus.


                      ---------------------     ---------------------
                       individual initial           joint initial       Redeem shares, and send the proceeds to the address of
                                                                        record.

--------------        --------------------------------------------------------------------------------------------------------------
BANK OF RECORD        BANK NAME                                                                           STREET ADDRESS OR P.O. BOX
--------------
                      --------------------------------------------------------------------------------------------------------------
                      CITY                                                   STATE                                          ZIP CODE

                      --------------------------------------------------------------------------------------------------------------
                      BANK ABA NUMBER                                                                            BANK ACCOUNT NUMBER


-------------         --------------------------------------------------------------------------------------------------------------
5                     THE UNDERSIGNED WARRANTS THAT I (WE) HAVE FULL AUTHORITY AND, IF A NATURAL PERSON, I (WE) AM (ARE) OF LEGAL
SIGNATURES:           AGE TO PURCHASE SHARES PURSUANT TO THIS ACCOUNT APPLICATION, AND I (WE) HAVE RECEIVED A CURRENT PROSPECTUS FOR
-------------         THE FUND IN WHICH I (WE) AM (ARE) INVESTING.

                      UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING
                      CERTIFICATION:

                      UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                      (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER
                          TO BE ISSUED TO ME), AND


                      (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT
                          BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO 28% BACKUP WITHHOLDING AS A RESULT OF A
                          FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                          BACKUP WITHHOLDING.


                      (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

                      NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
                      BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE
                      INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                      CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                      --------------------------------------------------------------------------------------------------------------


                      --------------------------------------------------------------------------------------------------------------
                      SIGNATURE OF APPLICANT                                                                            DATE

                      --------------------------------------------------------------------------------------------------------------
                      PRINT NAME                                                                               TITLE (IF APPLICABLE)

                      --------------------------------------------------------------------------------------------------------------
                      SIGNATURE OF JOINT OWNER                                                                          DATE

                      --------------------------------------------------------------------------------------------------------------
                      PRINT NAME                                                                               TITLE (IF APPLICABLE)

                      (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                      For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-520-3277.




                      MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO: THE SCHNEIDER VALUE FUND
                                                                       C/O PFPC INC.
                                                                       P.O. BOX 9837
                                                                       PROVIDENCE, RI 02940




                           NOT PART OF THE PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:


                          Value of Assets Attributable to the Fund
          NAV =         - Value of Liabilities Attributable to the Fund
                        -----------------------------------------------------
                          Number of Outstanding Shares of the Fund


      The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.


     The Fund's securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.



     The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. In addition, the Fund charges a redemption fee of 1.00% on shares redeemed within 90 days of purchase. For further information on redemptions, please see the section titled "Shareholder Information - Redemptions of Fund Shares."



      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

      Shares are offered on a continuous basis and are sold without any sales charges. You may purchase the Fund's shares directly from the Fund at the NAV per share next calculated after your order is received by PFPC Inc. ("Transfer Agent") in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

      Investors may be charged a fee if they effect transactions through a broker or agent. Certain service organizations, including corporations, trusts, foundations or broker-dealers ("Service Organizations") may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.

      The Fund relies upon the integrity of the Service Organization to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

      INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Value Fund. Third party endorsed checks or foreign checks will not be accepted.

      Schneider Value Fund
      c/o PFPC Inc.
      P.O. Box 9837
      Providence, RI 02940

      OR OVERNIGHT TO:

      Schneider Value Fund
      c/o PFPC Inc.
      760 Moore Road
      King of Prussia, PA 19406

      Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the

Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account #86-0172-6452
      F/B/O Schneider Value Fund
      Ref. (Shareholder or Account Name; Account Number)

      Federal funds purchases will be accepted only on a day on which the Fund and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Schneider Value Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen days from the purchase date.

      AUTOMATIC INVESTMENT PLAN. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-877-264-5346, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, who may be subject to cumulative, maximum purchase amounts.

      Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.


     GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.


     CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting fromthe investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

      You may redeem shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

      You may redeem shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is no charge for redemptions of shares held for more than 90 days.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to Schneider Value Fund, c/o PFPC Inc., P.O. Box 9837, Providence, RI 02940 and must include:

      - a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


     -  any required Medallion signature  guarantees,  which are  required  when
        (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program
        (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and


      - other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.



      REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. You may then initiate a redemption of shares by calling the Transfer Agent at (888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the Telephone Redemption Option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      TRANSACTION FEE ON CERTAIN REDEMPTIONS. The Fund requires the payment of a transaction fee on redemptions of shares held for less than 90 days equal to 1.00% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, NOT to the Adviser, distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gains distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities neccesary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered shares first redeemed.


      SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. The Fund requires the payment of a transaction fee on redemptions of shares held for less than 90 days equal to 1.00% of the NAV of such shares redeemed at the time of redemption. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.


     PROPER FORM. You must include complete and accurate required information on
your   redemption   request.   Please  see   "Redemption  of  Fund  Shares"  for
instructions. Redemption requests not in proper form may be delayed.


      INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

      You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

DIVIDENDS AND DISTRIBUTIONS

      The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

      The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.


      The estimated amounts and ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.


TAXES

      FEDERAL TAXES. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of the Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations." You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

      You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

      You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

      Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

      Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      The Fund may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.


      The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      STATE AND LOCAL TAXES. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                            THE SCHNEIDER VALUE FUND


FOR MORE INFORMATION:


      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Schneider Value Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These reports will contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report will include Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

      An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

PURCHASES AND REDEMPTIONS

      Call your registered representative or (888) 520-3277.

WRITTEN CORRESPONDENCE

      Post Office Address:  Schneider Value Fund
                            c/o PFPC Inc.
                            PO Box 9837
                            Providence, RI 02940

           Street Address:  Schneider Value Fund
                            c/o PFPC Inc.
                            760 Moore Road
                            King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION

      You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NO. 811-05518

================================================================================

                                      BOGLE
                                   INVESTMENT
                                   MANAGEMENT





                              SMALL CAP GROWTH FUND

                              OF THE RBB FUND, INC.

                               INSTITUTIONAL CLASS
                                 INVESTOR CLASS

                                   PROSPECTUS

                                DECEMBER 31, 2004

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.


================================================================================

================================================================================

                                TABLE OF CONTENTS



A LOOK AT GOALS, STRATEGIES, RISKS AND FINANCIAL HISTORY

     FUND DESCRIPTION

     Investment Goal .........................................................1
     Primary Investment Strategies ...........................................1
     Key Risks ...............................................................1
     Risk/Return Information .................................................2
     Expenses and Fees .......................................................4
     Financial Highlights ....................................................6
     Additional Information on the Fund's Investment Objective
        and Principal Strategies .............................................7
     Risks of Investing in the Fund ..........................................8



DETAILS ON THE MANAGEMENT AND OPERATIONS OF THE FUND

     MANAGEMENT OF THE FUND

     Investment Adviser ......................................................9
     Other Service Providers ................................................10



POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING
AND CLOSING AN ACCOUNT IN THE FUND

     SHAREHOLDER INFORMATION

     Pricing of Fund Shares .................................................11
     Market Timing ..........................................................11
     Purchase of Fund Shares ................................................12
     Redemption of Fund Shares ..............................................15
     Dividends and Distributions ............................................17
     Taxes ..................................................................18
     Considerations for Taxable Investors ...................................19
     FOR MORE INFORMATION ...........................................Back Cover

================================================================================

                           BOGLE INVESTMENT MANAGEMENT

                              SMALL CAP GROWTH FUND
                                  (THE "FUND")


On March 7, 2002, the Bogle Investment Management Small Cap Growth Fund of The RBB Fund, Inc. (the "Company") was closed to new investors. Please read "OTHER PURCHASE INFORMATION" on page 14 for more information.


--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund's investment objective is to provide long-term capital appreciation.


--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


The Fund will seek to achieve its objective by investing under normal circumstances, at the time of purchase, at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations under $2.0 billion ("Small Cap Stocks") that Bogle Investment Management, L.P. (the "Adviser") believes are likely to appreciate more than the Russell 2000(R) Index as defined below. Shareholders will be notified by the Fund sixty days in advance of any change in this policy. The Fund will primarily invest in securities principally traded in the U.S. markets. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000(R) Index.



--------------------------------------------------------------------------------
KEY RISKS
--------------------------------------------------------------------------------

o Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

o The Fund will invest in Small Cap Stocks that may be more volatile than investments in issuers with a market value greater than $2.0 billion. Issuers of Small Cap Stocks are not as diversified in their business activities as issuers with market values greater than $2.0 billion and are more susceptible to changes in the business cycle.

o The net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

o Although the Fund will invest in stocks that the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

For more detail on the principal risks summarized here, please see "RISKS OF INVESTING IN THE FUND" on page 8.


--------------------------------------------------------------------------------
RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

The chart below illustrates the long-term performance of the Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

                                 INVESTOR CLASS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

2000      26.83%
2001       5.07%
2002     (17.56)%
2003      58.66%



Year-to-date total return for the nine months ended September 30, 2004: 0.72%

Best and Worst Quarterly Performance (for the periods reflected in the chart above):
         Best Quarter: 24.31% (quarter ended June 30, 2003)
         Worst Quarter: (18.93)% (quarter ended September 30, 2002)

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's average annual total returns for the past calendar year and the period since inception through December 31, 2003 to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). After-tax returns are shown for only the Investor Class and may vary for the Institutional Class. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003


                                                                                        ANNUALIZED
                                                                    1 YEAR           SINCE INCEPTION*
                                                                    ------           ----------------



Investor Class Before Taxes                                         58.66%                 21.24%
Investor Class After Taxes on Distributions                         58.66%                 20.86%
Investor Class After Taxes on Distributions
    and Sale of Fund Shares                                         38.13%                 18.49%
Institutional Class Before Taxes                                    58.80%                 21.32%
-----------------------------------------------------------------------------------------------------
Russell 2000(R) Index (reflects no deduction for fees,
    expenses or taxes) 1                                            47.25%                  7.85%


* Commenced operations on October 1, 1999.


1 The Russell 2000(R) Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations. Currently, the market capitalization range of the companies in the Russell 2000(R) Index is $59 million to $3.6 billion. Please note that this range is as of a particular point in time and is subject to change.

--------------------------------------------------------------------------------
EXPENSES AND FEES
--------------------------------------------------------------------------------

As a shareholder, you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on expenses for the most recent fiscal year ended August 31, 2004.


                                                     INSTITUTIONAL    INVESTOR
                                                         CLASS         CLASS (1)
                                                     -------------    ----------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)



Management fees ......................................    1.00%         1.00%
Distribution (12b-1) fees ............................    None          None
Other expenses(1)(2) .................................    0.44%         0.54%
                                                          -----         -----
Total annual Fund operating expenses .................    1.44%         1.54%
Fee waivers/reimbursements(3) ........................   (0.19)%       (0.19)%
                                                          -----         -----
Net expenses .........................................    1.25%         1.35%
                                                          =====         =====


* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.


(1) The Fund's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.10% of the average daily net asset value of Investor Class Shares for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Fund's "Other expenses."

(2) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Institutional Class and Investor Class.

(3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2005 to the extent that total annual Fund operating expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. The Adviser, in its discretion, has the right to extend this waiver.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o  you reinvested all dividends and distributions;

o  the average annual total return was 5%;

o  operating expenses remain the same; and

o  you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:



                                      1 YEAR           3 YEARS*           5 YEARS*            10 YEARS*
                                      ------           --------           --------            ---------
            Institutional Class         $127              $437               $769              $1,708
            Investor Class              $137              $468               $821              $1,818


* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2005. Thus, the 3 years, 5 years and 10 years examples reflect the waiver and reimbursement only for the first year.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).





                                        FOR THE                   FOR THE                 FOR THE
                                      YEAR ENDED                YEAR ENDED              YEAR ENDED
                                    AUGUST 31, 2004           AUGUST 31, 2003         AUGUST 31, 2002
                                -----------------------  -----------------------  -----------------------
                                INSTITUTIONAL  INVESTOR  INSTITUTIONAL  INVESTOR  INSTITUTIONAL  INVESTOR
                                    CLASS       CLASS       CLASS         CLASS       CLASS        CLASS
                                -------------  --------  -------------  --------  -------------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
   of period ...................    $ 22.71     $ 22.65      $ 17.83     $ 17.80     $ 19.52      $ 19.49
                                    -------     -------      -------     -------     -------      -------
Net investment loss ............      (0.16)**    (0.18)**     (0.11)**    (0.12)**    (0.02)       (0.03)
Net realized and unrealized
   gain (loss) on investments ..       2.44**      2.44**       4.99**      4.97**     (1.67)       (1.66)
                                    -------     -------      -------     -------     -------      -------
Net increase (decrease) in
   net assets resulting from
   operations ..................       2.28        2.26         4.88        4.85       (1.69)       (1.69)
                                    -------     -------      -------     -------     -------      -------
Distributions to
   shareholders from:
Net realized capital gains .....         --          --           --          --          --           --
                                    -------     -------      -------     -------     -------      -------
Net asset value, end of period .    $ 24.99     $ 24.91      $ 22.71     $ 22.65     $ 17.83      $ 17.80
                                    =======     =======      =======     =======     =======      =======
Total investment return(1) .....      10.04%       9.98%       27.37%      27.25%      (8.66)%      (8.67)%
                                    =======     =======      =======     =======     =======      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) .............   $175,642    $124,031     $132,845    $112,508     $80,639      $88,920
Ratio of expenses to average
   net assets ..................       1.25%       1.35%        1.25%       1.35%       1.25%        1.27%
Ratio of expenses to
   average net assets without
   waivers and expense
   reimbursements ..............       1.44%       1.54%        1.50%       1.60%       1.50%        1.60%
Ratio of net investment loss
   to average net assets .......      (0.61)%     (0.70)%      (0.60)%     (0.69)%     (0.11)%      (0.20)%
Portfolio turnover rate ........     129.18%     129.18%      122.39%     122.39%     140.27%      140.27%



                                                             FOR THE PERIOD
                                         FOR THE            OCTOBER 1, 1999*
                                       YEAR ENDED                THROUGH
                                     AUGUST 31, 2001         AUGUST 31, 2000
                                -----------------------  -----------------------
                                INSTITUTIONAL  INVESTOR  INSTITUTIONAL  INVESTOR
                                   CLASS         CLASS        CLASS      CLASS
                                -------------  --------  -------------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning
   of period ...................   $ 20.91      $ 20.89    $ 12.00       $ 12.00
                                   -------      -------    -------       -------
Net investment loss ............     (0.07)**     (0.09)**   (0.05)**      (0.06)**
Net realized and unrealized
   gain (loss) on investments ..     (0.66)**     (0.65)**    8.96**        8.95**
                                   -------      -------    -------       -------
Net increase (decrease) in
   net assets resulting from
   operations ..................     (0.73)       (0.74)      8.91          8.89
                                   -------      -------    -------       -------
Distributions to
   shareholders from:
Net realized capital gains .....     (0.66)       (0.66)        --            --
                                   -------      -------    -------       -------
Net asset value, end of period .   $ 19.52      $ 19.49    $ 20.91       $ 20.89
                                   =======      =======    =======       =======
Total investment return(1) .....     (3.39)%      (3.45)%    74.25%        74.08%
                                   =======      =======    =======       =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted) .............   $36,526      $54,255     $5,593       $19,358
Ratio of expenses to average
   net assets ..................      1.25%        1.35%      1.25%(2)      1.35%(2)
Ratio of expenses to
   average net assets without
   waivers and expense
   reimbursements ..............      1.68%       1.78%       3.91%(2)      4.01%(2)
Ratio of net investment loss
   to average net assets .......     (0.36)%      (0.46)%    (0.58)%(2)    (0.68)%(2)
Portfolio turnover rate ........    125.99%      125.99%     94.31%        94.31%



----------
*   Commencement of operations.
**  Calculated based on average shares outstanding for the period.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2) Annualized.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL
STRATEGIES
--------------------------------------------------------------------------------


The investment objective of the Fund is to provide long-term capital appreciation. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000(R) Index. The Russell 2000(R) Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations. The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Fund will primarily invest in securities principally traded in the U.S. markets. The Fund may also invest in futures contracts and options on futures contracts as an alternative to purchasing a specified type of security.


The Adviser will determine the size of each position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Company's Board of Directors can change the investment objective of the Fund. However, shareholders will be given notice before any change is made.

The Fund's long positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored American Depositary Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The ADRs may not necessarily be denominated in the same currency as the foreign securities underlying the ADRs. The Fund will not invest directly in equity securities that are principally traded outside of the United States.


In addition to investments expected to meet the preceding criteria, the Fund may also invest in certain instruments related to the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500(R) Index") and the Russell 2000(R) Index (described above). The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index. The Fund may invest in S&P 500(R) Index futures, options on S&P 500(R) Index futures, Russell 2000(R) Index futures and equity swap contracts.


The Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market or economic situations, as determined by the Adviser, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money-market deposit accounts. To the extent the Fund employs a temporary investment strategy, the Fund may not achieve its investment objective.

--------------------------------------------------------------------------------
RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of long-term capital appreciation. Additionally, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy and may invest in stocks that underperform the market.

The value of the fixed income securities held by the Fund, and thus the NAV of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates.

The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is more volatile and risky than some other forms of investment.

SECURITIES OF SMALL COMPANIES

Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. While securities of small market value companies may offer greater opportunity for capital appreciation than the securities of larger companies, investment in smaller companies presents greater risks than investment in larger, more established companies. Historically, small market value stocks have been more volatile in price than larger market value stocks. Among the reasons for the greater price volatility of small market value stocks are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and changes in competitive, business, industry and economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. The Fund should not be considered suitable for you if you are unable or unwilling to assume the risks of loss associated with such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.


A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (SAI).

                             MANAGEMENT OF THE FUND



--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Adviser's principal address is 57 River Street, Suite 206, Wellesley, Massachusetts 02481. The Adviser manages the Fund's investment activities, subject to the authority of the Company's Board of Directors. The Adviser has provided investment management and investment advisory services to the Fund and other institutional accounts since 1999. The Adviser also serves as a shareholder servicing agent to the Investor Class of the Fund pursuant to a Shareholder Servicing Agreement between the Company and the Adviser.


For the fiscal year ended August 31, 2004, the Adviser received 0.95% of the Fund's average net assets in investment advisory fees from the Fund.


PORTFOLIO MANAGER

John C. Bogle, Jr. serves as portfolio manager of the Fund. Mr. Bogle founded the Adviser in 1999 and currently serves as its President. From 1990 to 1999, Mr. Bogle was a Managing Director of Numeric Investors LLC(R) (formerly Numeric Investors L.P.), a quantitative investment management firm.

--------------------------------------------------------------------------------
OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

The following chart shows the Fund's service providers and includes their addresses and principal activities.

                                  ------------
                                  SHAREHOLDERS
                                  ------------

Distribution and
Administrative Services

     ------------------------------------------------------------------
                              PRINCIPAL DISTRIBUTOR

                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406

     Distributes shares of the Fund and provides various administrative services to beneficial owners of the Fund.
     ------------------------------------------------------------------

     ---------------------------------------------------------------------
                               TRANSFER AGENT

                                 PFPC Inc.
                            301 Bellevue Parkway
                            Wilmington, DE 19809

     Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.
     ---------------------------------------------------------------------


Asset Management and
Shareholder Services

     ----------------------------------------------------------------------
                             INVESTMENT ADVISER

                     Bogle Investment Management, L.P.
                              57 River Street
                                 Suite 206
                            Wellesley, MA 02481

     Manages the Fund's investment activities and provides various services to the beneficial owners of the Fund.
     ----------------------------------------------------------------------

     ------------------------------------------------------------------
                                 CUSTODIAN

                             PFPC Trust Company
                           8800 Tinicum Boulevard
                                 Suite 200
                           Philadelphia, PA 19153

     Holds the Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value.
     ------------------------------------------------------------------


Fund
Operations

     ---------------------------------------------------------------------
                             ADMINISTRATOR AND
                           FUND ACCOUNTING AGENT

                                 PFPC Inc.
                            301 Bellevue Parkway
                            Wilmington, DE 19809

     Provides facilities, equipment and personnel to carry out
     administrative services related to the Fund and calculates the Fund's net asset value, dividends and distributions.
     ---------------------------------------------------------------------


                     ---------------------------------
                             BOARD OF DIRECTORS
                     Supervises the Fund's Activities.
                     ---------------------------------

                          SHAREHOLDER INFORMATION


--------------------------------------------------------------------------------
PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:

                       Value of Assets Attributable to a Class
       NAV      =    - Value of Liabilities Attributable to the same Class
                     -----------------------------------------------------
                       Number of Outstanding Shares of the Class

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

The Fund's securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


--------------------------------------------------------------------------------
MARKET TIMING
--------------------------------------------------------------------------------

Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.



The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders.



The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------
PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

PURCHASE OF INSTITUTIONAL SHARES THROUGH AN INSTITUTIONAL ORGANIZATION

Institutional shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Institutional Organizations"). If you purchase Institutional shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this prospectus in light of the terms governing accounts with their Institutional Organization. The Fund does not pay to or receive compensation from Institutional Organizations for the sale of Institutional shares.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Institutional Organization or its authorized designee.

The Fund relies upon the integrity of the Institutional Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Institutional Organizations properly submitted to it all purchase and redemption orders received from the Institutional Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

PURCHASE OF INVESTOR SHARES THROUGH A SHAREHOLDER SERVICING AGENT

Purchase orders for Investor shares may be placed through a financial intermediary ("Shareholder Servicing Agent"). Investor shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Investor shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent or the Fund's Distributor.

Certain Shareholder Servicing Agents may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Shareholder Servicing Agent or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when the Shareholder Servicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's net asset value next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

The Fund relies upon the integrity of the Shareholder Servicing Agent to ensure that orders are timely and properly submitted. The Fund cannot assure you that Shareholder Servicing Agents properly submitted to it all purchase and redemption orders received from the Shareholder Servicing Agent's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

PURCHASE OF INSTITUTIONAL AND INVESTOR SHARES THROUGH THE FUND'S TRANSFER AGENT

You may also purchase Institutional and Investor shares directly from the Fund at the NAV per share next calculated after your order is received by PFPCInc. ("Transfer Agent") in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) payable to Bogle Investment Management Small Cap Growth Fund:

Bogle Investment Management Small Cap Growth Fund
c/o PFPC Inc.
P.O. Box 9809
Providence, RI 02940

or overnight express to:
Bogle Investment Management Small Cap Growth Fund
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve
Bank) before acceptance by the Fund. No third party endorsed checks (including checks issued by credit card companies) or foreign checks will be accepted as payment for shares.

INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) to PNC Bank, N.A. (see instructions below). A completed Account Application should be forwarded to the Fund at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m., Eastern time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.
Philadelphia, Pennsylvania
ABA# 0310-0005-3
Account # 86-1282-3004
F/B/O Bogle Investment Management Small Cap Growth Fund
Ref. (Account Number)
Shareholder or Account Name

Federal funds purchases will be accepted only on a day on which the Fund and PNC Bank, N.A. are open for business.

ADDITIONAL INVESTMENTS. Additional investments may be made at any time ($5,000 minimum for Institutional shares and $250 minimum for Investor shares ($100 minimum for IRA accounts accepted for Investor shares)) by purchasing shares at the NAV per share of the Fund by mailing a check to the Fund at the address noted under "Initial Investment by Mail" (payable to Bogle Investment Management Small Cap Growth Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m., Eastern time, on the business day prior to the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen days from the purchase date.

AUTOMATIC INVESTMENT PLAN. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-877-264-5346, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $10,000 for Investor shares and $1,000,000 for Institutional shares. Minimum monthly payments are $100 for Investor Class shares and $1,000 for Institutional Class shares, and minimum quarterly payments are $300 and $3,000 respectively.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of Institutional and Investor shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and, subject to the Board of Director's discretion, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to the Board of Director's discretion, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who may be subject to cumulative, maximum purchase amounts, as follows:

         a. Persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

         b. Existing and future clients of the Adviser and of Financial Advisers and Planners whose clients already hold shares of the Fund, and

         c. Employees of the Adviser and their families.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Director's discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

On March 7, 2002, the Fund was closed to new investors, subject to the limitations discussed above.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.


GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.


CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


--------------------------------------------------------------------------------
REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------

You may redeem Institutional and Investor shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem Institutional and Investor shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodian). The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.


REDEMPTION BY MAIL. Your redemption requests should be addressed to Bogle Investment Management Small Cap Growth Fund, c/o PFPC Inc., P.O. Box 9809, Providence, RI 02940 and must include:

o  the share certificates, if issued;

o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


o any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or
   (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker-dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized signature guarantee Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program
   (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and


o other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.



REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. You may then initiate a redemption of shares by calling the Fund at 1-877-264-5346 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is below $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

INVESTOR CLASS

If you purchased Investor shares through a Shareholder Servicing Agent, you must place all redemption orders for Investor shares through that Shareholder Servicing Agent in accordance with instructions or limitations pertaining to your account with your Shareholder Servicing Agent. Redemption orders for Investor shares are effected at the NAV next determined after the order is received by the Fund's Transfer Agent. While no redemption fee is imposed by the Fund, Shareholder Servicing Agents may charge your account for redemption services. You should contact your Shareholder Servicing Agent or the Fund's Transfer Agent for further information regarding redemption of Investor shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.


PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares and pays dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, substantially all net realized capital gains, if any, earned. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class may differ.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of the Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize a taxable gain or loss on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.


--------------------------------------------------------------------------------
CONSIDERATIONS FOR TAXABLE INVESTORS
--------------------------------------------------------------------------------

Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently -- only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher portfolio turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, fund short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed to shareholders as ordinary income. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as IRAs and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                                  P.O. BOX 9809
                              PROVIDENCE, RI 02940
                                 1-877-264-5346

--------------------------------------------------------------------------------
FOR MORE INFORMATION:
--------------------------------------------------------------------------------

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund's Annual and Semi-Annual reports, may be obtained free of charge by calling (877)-264-5346. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (877) 264-5346.

PURCHASES AND REDEMPTIONS

Call your registered representative or (877) 264-5346.

WRITTEN CORRESPONDENCE

  Post Office Address: Bogle Investment Management Small Cap Growth Fund
                       c/o PFPC Inc., PO Box 9809, Providence, RI 02940

       Street Address: Bogle Investment Management Small Cap Growth Fund
                       c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NO. 811-05518

================================================================================


                              BAKER 500 CORPORATION


================================================================================



                              BAKER 500 GROWTH FUND
                              OF THE RBB FUND, INC.

                                [GRAPHIC OMITTED]
                                        B
                                       500


                               INSTITUTIONAL CLASS
                                     CLASS S




================================================================================
                                   PROSPECTUS

                                DECEMBER 31, 2004


The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.
================================================================================

                                TABLE OF CONTENTS


A LOOK AT GOALS, STRATEGIES, RISKS AND FINANCIAL HISTORY


     FUND DESCRIPTION ........................................................1

     Investment Goal .........................................................1
     Primary Investment Strategies ...........................................1
     Key Risks ...............................................................2
     Risk/Return Information .................................................2
     Expenses and Fees .......................................................3
     Financial Highlights ....................................................4
     Additional Information on the Fund's Investment Objective and
       Principal Strategies ..................................................5
     Risks of Investing in the Fund ..........................................5



DETAILS ON THE MANAGEMENT AND OPERATIONS OF THE FUND


     MANAGEMENT OF THE FUND ..................................................6

     Investment Adviser ......................................................6
     Other Service Providers .................................................7



POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING
AND CLOSING AN ACCOUNT IN THE FUND


     SHAREHOLDER INFORMATION .................................................8


     Pricing of Fund Shares ..................................................8
     Market Timing ...........................................................8
     Purchase of Fund Shares .................................................9
     Redemption of Fund Shares ..............................................11
     Dividends and Distributions ............................................13
     Taxes ..................................................................14
     For More Information ...........................................Back Cover

UNTIL FURTHER NOTICE, THE OFFERING OF INSTITUTIONAL SHARES AND CLASS S SHARES OF THE FUND IS SUSPENDED. IF ANY DIVIDENDS OR DISTRIBUTIONS WITH RESPECT TO THE FUND ARE PAID WHILE THE OFFERING OF INSTITUTIONAL SHARES AND CLASS S SHARES IS SUSPENDED SHAREHOLDERS WHO HAVE ELECTED TO RECEIVE THEIR DIVIDENDS IN ADDITIONAL INSTITUTIONAL SHARES AND CLASS S SHARES OF THE FUND WILL RECEIVE THEIR DIVIDENDS IN CASH.

                              BAKER 500 CORPORATION
                                 (THE "ADVISER")


                             BAKER 500 GROWTH FUND*
                                  (THE "FUND")


                                FUND DESCRIPTION



--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term capital appreciation by investing in a concentrated portfolio of equity securities the Adviser believes are high quality. The Fund's investment goal may be changed by the Board of Directors without shareholder approval. You will receive advance written notice of any material change to the Fund's investment goal.


--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund seeks to achieve its objective by investing under normal circumstances in the stocks of approximately 20 to 25 large, multi-national companies that the Adviser believes demonstrate dramatic earnings acceleration and sustainable growth. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the S&P 500(R) Index.

The Adviser selects stocks based on the Baker 500 Investment Process. That process utilizes both a bottom-up (micro-economic) and top-down (macro-economic) approach in the investment research process. It begins with a quantitative screening process that evaluates each of the components of the S&P 500(R) Index. This process produces a working universe of securities that the Adviser believes exhibit the minimum characteristics to qualify for inclusion in the portfolio. The Adviser then looks for what it believes are the fastest growing and best-managed companies in the most attractive sectors and industries. The Adviser focuses on a company's market expertise or dominance, its franchise durability and pricing power, and fundamentals such as financial statements and cash flow, management, and valuations in the context of projected growth rates.

When the Adviser believes that market conditions are unfavorable for profitable investing, the Fund's cash or similar investments may increase. Under normal circumstances, the Adviser intends to fully invest the Fund's assets in accordance with the above-mentioned policies, but the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures. The Fund may not achieve its investment objective to the extent the Fund invests in cash or similar investments.

The Adviser may invest the Fund's assets in futures contracts and options on futures contracts to reduce risk to the Fund and as an alternative to purchasing a specified type of security. The Fund may also invest in S&P 500(R) Index futures, options on S&P 500(R) Index futures and equity swap contracts.



*Baker 500 is a registered trademark of Baker 500, LLC, the parent company of the Fund's adviser.

--------------------------------------------------------------------------------
KEY RISKS
--------------------------------------------------------------------------------

o Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or similar investments such as various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.

o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 75%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

o The Fund's use of options and futures may reduce returns and/or increase volatility. Volatility is defined as the characteristics of a security or a market to fluctuate significantly in price within a short time period. The use of options and futures may magnify the Fund's gains or losses.

o The Fund intends to operate as a non-diversified fund. This means it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more detail on the principal risks summarized here, please see "Risks of Investing in the Fund."


--------------------------------------------------------------------------------
RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

FUND PERFORMANCE

The bar chart and performance table have been omitted because, as of the date of this prospectus, the Fund has not been in operation for one complete calendar year. The Fund intends to compare its performance to that of the S&P 500(R) Index, an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange ("NYSE").

--------------------------------------------------------------------------------
EXPENSES AND FEES
--------------------------------------------------------------------------------

As a shareholder, you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on annual expenses for the most recent fiscal year ended August 31, 2004.



                                                                                  INSTITUTIONAL
                                                                                      CLASS                CLASS S (4)
                                                                                  -------------            -----------

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge imposed on purchase .......................................      None                     None
Maximum deferred sales charge ..................................................      None                     None
Maximum sales charge imposed on reinvested dividends ...........................      None                     None
Redemption fee on shares held 270 days or less (as a percentage of
   amount redeemed)(1) .........................................................      1.00%                    1.00%
Exchange fee ...................................................................      None                     None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



Management fees(2) .............................................................      0.98%                    0.98%
Distribution and service (12b-1) fees ..........................................      None                     None
Other expenses(3)(4) ...........................................................      1.46%                    1.75%
                                                                                      -----                    -----

Total annual Fund operating expenses(5) ........................................      2.44%                    2.73%
                                                                                      =====                    =====


(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than 270 days. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. See "Redemption of Fund Shares -- Additional Information on the Redemption Fee" below for more information. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.


(2) The Adviser has agreed to voluntarily waive 0.83% of its management fee until further notice. This waiver is voluntary and can be modified or terminated at any time without the Fund's consent.

(3) "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Institutional Class and Class S.

(4) The Fund's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Class S for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder servicing fees are included in the Fund's "Other expenses."


(5) As a result of the fee waiver set forth in note 2, the total annual Fund operating expenses for the current fiscal year are anticipated to be 1.61% and 1.90% for Institutional Class and Class S, respectively. Although this fee waiver is expected to remain in effect for the current fiscal year, it is voluntary and may be terminated at any time at the option of the Adviser.


EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o  you reinvested all dividends and distributions;

o  the average annual total return was 5%;

o the percentage amounts charged in "Total annual Fund operating expenses" for your class of shares remain the same over the time periods; and

o  you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:



                                                   1 YEAR            3 YEARS          5 YEARS             10 YEARS
                                                   ------            -------          -------             --------
            Institutional Class                     $247              $761             $1,301              $2,776
            Class S                                 $276              $847             $1,445              $3,061



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, The RBB Fund, Inc.'s (the "Company") independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).




                                                                                                              FOR THE
                                                                       FOR THE YEAR                  PERIOD JANUARY 28, 2003*
                                                                           ENDED                              THROUGH
                                                                      AUGUST 31, 2004                     AUGUST 31, 2003
                                                                ---------------------------         ---------------------------
                                                                INSTITUTIONAL                       INSTITUTIONAL
                                                                    CLASS           CLASS S             CLASS           CLASS S
                                                                -------------       -------         -------------       -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ........................      $ 12.04          $ 12.03            $ 12.00          $ 12.00
                                                                   -------          -------            -------          -------
Net investment loss .........................................        (0.12)**         (0.15)**           (0.12)**         (0.13)**
Net realized and unrealized gain (loss) on
   investments ..............................................         0.22**           0.22**             0.16**           0.16**
                                                                   -------          -------            -------          -------
Net increase (decrease) in net assets resulting
   from operations ..........................................         0.10             0.07               0.04             0.03
                                                                   -------          -------            -------          -------
Distributions to shareholders from:
Net realized capital gains ..................................           --               --                 --               --
                                                                   -------          -------            -------          -------
Net asset value, end of period ..............................      $ 12.14          $ 12.10            $ 12.04          $ 12.03
                                                                   =======          =======            =======          =======
Total investment return(1) ..................................         0.83%            0.58%              0.33%            0.25%
                                                                   =======          =======            =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...................      $14,130           $4,530            $10,067           $5,554
Ratio of expenses to average net assets .....................         1.41%            1.69%              2.44%(2)         2.69%(2)
Ratio of expenses to average net assets
   without waivers and expense reimbursements ...............         2.44%            2.73%              3.34%(2)         3.66%(2)
Ratio of net investment loss to average net assets ..........        (0.91)%          (1.20)%            (1.64)%(2)       (1.81)%(2)
Portfolio turnover rate .....................................        99.71%           99.71%             49.61%           49.61%


----------
*   Commencement of operations.
**  Calculated based on average shares outstanding for the period.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2) Annualized.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL
STRATEGIES
--------------------------------------------------------------------------------

The Fund attempts to provide a total return greater than the total return of the S&P 500(R) Index. The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the NYSE. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index. The Fund attempts to outperform the S&P 500(R) Index by investing under normal circumstances in the stocks of approximately 20 to 25 large, multi-national companies that the Adviser believes demonstrate dramatic earnings acceleration and sustainable growth.


--------------------------------------------------------------------------------
RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of long-term capital appreciation. Additionally, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy and may invest in stocks that underperform the market.

The value of any fixed income securities held by the Fund, and thus the NAV of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates.

The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is more volatile and riskier than some other forms of investment.

Investing for hedging purposes may result in certain transaction costs, which may reduce the Fund's performance. In addition, no assurances can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against. No assurances can be given that these instruments will be used, even if available, and if used that they achieve the desired result.

The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover could result in the realization of taxable capital gains.


A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (SAI).

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Fund's investment adviser is Baker 500 Corporation, a Delaware corporation, whose principal address is 601 Carlson Parkway, Suite 1050, Minnetonka, MN 55305. The Adviser manages the Fund's investment activities, subject to the authority of the Company's Board of Directors. The Adviser was formed in 1999. The Adviser's affiliates, Baker Capital and Baker 500, LLC, are managed by the same personnel as the Adviser and have provided investment management and investment advisory services to institutional accounts, managed accounts, a hedge fund and individuals since 1998. Pursuant to an Investment Advisory Agreement, the Adviser is entitled to receive 0.98% of the Fund's average net assets in investment advisory fees from the Fund.


For the fiscal year ended August 31, 2004, the Adviser received 0% of the Fund's average net assets in investment advisory fees from the Fund.


PORTFOLIO MANAGER

L. Edward Baker serves as portfolio manager of the Fund. Mr. Baker founded Baker Capital, the parent to the Adviser in 1998, and the Adviser in 1999. Mr. Baker currently serves as the Adviser's President and Chief Portfolio Manager. Prior to founding the Adviser, Mr. Baker served as Senior Vice President for international investment adviser - AIB Govett from 1997 to 1999. Prior to that, Mr. Baker was Chief Executive Officer and Chief Investment Officer for Piper Jaffray Trust and Chairman and Chief Executive Officer of Piper Trust Funds, Inc. for six years, and Senior Vice President for Wells Fargo Bank (formerly Norwest Bank) for four years. He holds a MBA in Management from the Kellogg School at Northwestern University and a BA in Economics from Park College.

--------------------------------------------------------------------------------
OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

The following chart shows the Fund's other service providers and includes their addresses and principal activities.


                                ------------
                                SHAREHOLDERS
                                ------------

Distribution and
Shareholder Services

     ----------------------------------------------------------------
                           PRINCIPAL DISTRIBUTOR

                          PFPC Distributors, Inc.
                               760 Moore Road
                         King of Prussia, PA 19406

     Distributes shares of the Fund and contracts with Shareholder Servicing Agents who distribute and redeem Class S shares and/or provide various services to beneficial owners of Class S shares.
     ----------------------------------------------------------------

     ----------------------------------------------------------------
                               TRANSFER AGENT

                                 PFPC Inc.
                            301 Bellevue Parkway
                            Wilmington, DE 19809

     Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.
     ----------------------------------------------------------------


Asset
Management

     ----------------------------------------------------------------
                             INVESTMENT ADVISER

                           Baker 500 Corporation
                            601 Carlson Parkway
                                 Suite 1050
                            Minnetonka, MN 55305

                 Manages the Fund's investment activities.
     ----------------------------------------------------------------

     ----------------------------------------------------------------
                                 CUSTODIAN

                             PFPC Trust Company
                           8800 Tinicum Boulevard
                                 Suite 200
                           Philadelphia, PA 19153

     Holds the Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value.
     ----------------------------------------------------------------

Fund
Operations

     ----------------------------------------------------------------
                             ADMINISTRATOR AND
                           FUND ACCOUNTING AGENT

                                 PFPC Inc.
                            301 Bellevue Parkway
                            Wilmington, DE 19809

     Provides facilities, equipment and personnel to carry out
     administrative services related to the Fund and calculates the Fund's net asset value, dividends and distributions.
     ----------------------------------------------------------------


     ----------------------------------------------------------------
                             BOARD OF DIRECTORS
                     Supervises the Fund's Activities.
     ----------------------------------------------------------------

                          SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:

                           Value of Assets Attributable to a Class
            NAV      =   - Value of Liabilities Attributable to the same Class
                          ----------------------------------------------------
                           Number of Outstanding Shares of the Class

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the next NAV calculated after receipt of your order or request in proper form as described below.

The Fund's securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


--------------------------------------------------------------------------------
MARKET TIMING
--------------------------------------------------------------------------------

Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.



The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. In addition, the Fund charges a redemption fee of 1.00% on shares held less than 270 days. For further information redemptions, please see the section titled "Shareholder Information -- Redemption of Funds Shares."



The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------
PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

PURCHASE OF INSTITUTIONAL SHARES THROUGH AN INSTITUTIONAL ORGANIZATION

Institutional shares of the Fund may be sold to corporations or other institutions such as trusts, foundations, financial advisors or broker-dealers purchasing for the accounts of others ("Institutional Organizations"). If you purchase Institutional shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this prospectus in light of the terms governing accounts with their Institutional Organization.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Institutional Organization or its authorized designee.

The Fund relies upon the integrity of the Institutional Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Institutional Organizations properly submitted to it all purchase and redemption orders received from the Institutional Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

For further information as to how to direct an Institutional Organization to purchase or redeem Institutional shares of the Fund on your behalf, you should contact your Institutional Organization.

PURCHASE OF CLASS S SHARES THROUGH A SHAREHOLDER SERVICING AGENT

Class S shares of the Fund may be available through certain financial institutions (each such institution is a "Shareholder Servicing Agent"). Class S shares are subject to a minimum initial investment of $5,000 ($2,000 for individual retirement accounts) and a minimum subsequent investment of $250 ($100 for individual retirement accounts). Certain features of the Class S shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by a Shareholder Servicing Agent. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Class S shares and should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent.

A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. A Shareholder Servicing Agent or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Servicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee.

The Fund relies upon the integrity of the Shareholder Servicing Agents to ensure that orders are timely and properly submitted. The Fund cannot assure you that Shareholder Servicing Agents properly submitted to it all purchase and redemption orders received from the Shareholder Servicing Agent's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

For further information as to how to direct a Shareholder Servicing Agent to purchase or redeem Class S shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

PURCHASE OF INSTITUTIONAL SHARES THROUGH THE FUND'S TRANSFER AGENT

You may also purchase Institutional shares directly from the Fund at the NAV per share next calculated after your order is received by PFPC Inc. ("Transfer Agent") in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened for Institutional shares by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check ($1,000,000 minimum) payable to Baker 500 Growth Fund (please specify Institutional shares):

Baker 500 Growth Fund
c/o PFPC Inc.
P.O. Box 9843
Providence, RI 02940

or overnight to:

Baker 500 Growth Fund
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Subject to acceptance by the Fund, payment for the purchase of Institutional shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund. No third party endorsed checks (including checks issued by credit card companies) or foreign checks will be accepted as payment for shares.

INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, Institutional shares may be purchased by wiring federal funds ($1,000,000 minimum) to PNC Bank, N.A. (see instructions below). A completed Account Application should be forwarded to the Fund at the address noted under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at 1-866-253-8244 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.
Philadelphia, Pennsylvania
ABA# 0310-0005-3
Account # 86-1497-3719
F/B/O Baker 500 Growth Fund
Ref. (Account Number)
Shareholder or Account Name

Federal funds purchases will be accepted only on a day on which the Fund and PNC Bank, N.A. are open for business.

ADDITIONAL INVESTMENTS. Additional Institutional shares may be purchased at any time ($5,000 minimum) at the NAV per share of the Fund by mailing a check to the Fund at the address noted under "Initial Investment by Mail" (payable to Baker 500 Growth Fund) or by wiring monies to the custodian bank as outlined under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 1-866-253-8244 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen days from the purchase date.

AUTOMATIC INVESTMENT PLAN. Additional investments in Institutional shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-866-253-8244, or complete the appropriate section of the Account Application. The minimum initial investment for the Automatic Investment Plan is $1,000,000 for Institutional shares. The minimum monthly and quarterly payments for Institutional Shares are $1,000 and $3,000, respectively.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of Institutional shares or Class S shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Class S shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, by contractors and clients of the Adviser, and by any pension and profit-sharing plan of the Adviser, through the Adviser, without being subject to the minimum investment limitation.


GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.


CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


--------------------------------------------------------------------------------
REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------

Shares of the Fund are redeemed at the next NAV calculated after a redemption request is received by the Transfer Agent, your Institutional Organization or Shareholder Servicing Agent, as applicable, in proper form. Please contact the Transfer Agent or your Shareholder Servicing Agent for additional information regarding redemption of Fund shares. Redemptions through your Shareholder Servicing Agent are discussed on page 12. You can only redeem shares of the Fund on days the NYSE is open and through the means described below. You will be charged a 1.00% redemption fee if you redeem shares held less than 270 days.

You may also redeem Institutional shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodian). The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

REDEMPTION BY MAIL. If you own Institutional shares, your redemption requests should be addressed to Baker 500 Growth Fund, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940 and must include:

o  the share certificates, if issued;

o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


o any required signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or
   (iii) a share transfer request is made. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and


o other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.



REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option for Institutional shares, you must indicate that option on your Account Application. You may then initiate a redemption of shares by calling the Transfer Agent at 1-866-253-8244 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. Redemptions by telephone are limited to amounts less than $10,000. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS - CLASS S SHARES

You must place all redemption orders for Class S shares purchased through a Shareholder Servicing Agent with such Shareholder Servicing Agent in accordance with the instructions or limitations pertaining to your account with such Shareholder Servicing Agent. Redemption orders for Class S shares are effected at the NAV next determined after the Fund's Transfer Agent receives the order. The Shareholder Servicing Agent may charge your account for redemption services. You should contact your Shareholder Servicing Agent for further information regarding redemption of Class S shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan. Please also see "Purchase of Class S shares through a Shareholder Servicing Agent" on page 9.

ADDITIONAL INFORMATION ON THE REDEMPTION FEE

As stated above, you will be charged a 1.00% redemption fee if you redeem shares held less than 270 days. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gain distributions. The redemption fee will not be charged when shares are involuntarily redeemed. The redemption fee will not be charged on accounts held by qualified retirement and deferred compensation plans and trusts and any wrap accounts in which The Charles Schwab Trust Company acts as trustee or custodian. The Company reserves the right, at its discretion, to waive, modify or terminate the redemption fee. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; and (3) the realization of capital gains by the other shareholders in the Fund.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.


If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A shareholder may incur brokerage costs in later converting the securities to cash. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.


PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares and pays dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, substantially all net realized capital gains, if any, earned. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of a Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize a taxable gain or loss on a sale or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund may be required to withhold federal income tax from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) you fail to furnish the Fund with your correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. The backup withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              BAKER 500 CORPORATION


                              BAKER 500 GROWTH FUND

                                  P.O. BOX 9843
                              PROVIDENCE, RI 02940
                                 1-866-253-8244


--------------------------------------------------------------------------------
FOR MORE INFORMATION:
--------------------------------------------------------------------------------

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:


ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2004, has been filed with the SEC. The SAI, which includes additional information about the Fund may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (866) 253-8244. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.


SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (866) 253-8244.


PURCHASES AND REDEMPTIONS

Call your financial advisor or (866) 253-8244


WRITTEN CORRESPONDENCE

   Post Office Address: Baker 500 Growth Fund,
                        c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940

        Street Address: Baker 500 Growth Fund,
                        c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406


SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.



Investment Company Act File No. 811-05518

                  BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004

      This Statement of Additional Information ("SAI") provides information about the Company's Bedford Class of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information that is contained in the Bedford Family Money Market Portfolio Prospectus dated December 31, 2004 (the "Prospectus").

      This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 2004. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 447-1139. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................2

INVESTMENT INSTRUMENTS AND POLICIES............................................2

   ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.............................2

INVESTMENT LIMITATIONS........................................................12

   FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES............................12
   NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES........................14


DISCLOSURE OF PORTFOLIO HOLDINGS..............................................15


MANAGEMENT OF THE COMPANY.....................................................15

   THE BOARD AND STANDING COMMITTEES..........................................19
   DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY................................19
   DIRECTORS' COMPENSATION....................................................20
   CODE OF ETHICS.............................................................21

PROXY VOTING..................................................................21

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................21


INVESTMENT ADVISORY AND OTHER SERVICES........................................30

   ADVISORY AND SUB-ADVISORY AGREEMENTS.......................................30
   ADMINISTRATION AGREEMENT...................................................32
   CUSTODIAN AND TRANSFER AGENCY AGREEMENTS...................................33
   DISTRIBUTION AGREEMENT.....................................................34

PORTFOLIO TRANSACTIONS........................................................35

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................37

PURCHASE AND REDEMPTION INFORMATION...........................................39

VALUATION OF SHARES...........................................................40

TAXES.........................................................................42

SHAREHOLDER APPROVALS.........................................................42

MISCELLANEOUS.................................................................42

   COUNSEL....................................................................42
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS.............................42

FINANCIAL STATEMENTS..........................................................43

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                               GENERAL INFORMATION

      The Company is an open-end management investment company currently operating or proposing to operate 16 separate investment portfolios, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940 (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Bedford Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus, dated December 31, 2004. BlackRock Institutional Management Corporation ("BIMC" or the "Adviser") serves as the investment adviser to the Portfolio.

                       INVESTMENT INSTRUMENTS AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Money Market Portfolio (the "Portfolio"). The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Portfolio's Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio's investment policies and limitations.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

      ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.


      BANK OBLIGATIONS. The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


      COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("NRSRO") or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix A to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

      Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

      ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("NRSROs") in the two highest short-term rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's(R) Ratings Services ("S&P(R)"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's"), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with
(2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.


      GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GICs are considered illiquid securities and will be subject to the Portfolio's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.


      ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

      The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

      The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

      MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

      The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

      Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

      Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

      REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

      SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

      STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

      The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

      The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

      The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining ("NAV"). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

      U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are U.S. government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.

      The Portfolio's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.

      VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

      WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

      While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

      A fundamental limitation or policy of the Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

      The Company's Board of Directors can change the investment objective of the Portfolio without Shareholder approval. Shareholders will be given notice before any such change is made.

            The Portfolio may not:

      1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

      2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

      3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

      4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

      5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

      6.    purchase or sell commodities or commodity contracts;

      7.    invest in oil, gas or mineral exploration or development programs;

      8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

      9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

      10. make investments for the purpose of exercising control or management;

      11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

      12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

      13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

      14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

      * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE

            INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

      A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

            So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

      1. The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

            (i) if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities;

            (ii) if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities;

            (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or
                  (ii) above; or

            (iv) are Unrated Securities that are determined to be of comparable quality to such securities,

      2. Second Tier Securities ( which are eligible securities other than First Tier Securities) to 5% of its total assets; and

      3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

            In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the Guarantees or Demand Features the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio's securities holdings. The policies relating to the disclosure of the Portfolio's securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of a Portfolio's holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel and GCom2Solutions, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Portfolio), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Portfolio. A designated officer of the Adviser must authorize the disclosure of the Portfolio's holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Board of Directors of the Company at the quarterly board meeting following the violation.


                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                  Director       1988 to present  Since 1969, Director and Vice          14            Director,
Comcast Corporation                                                Chairman, Comcast Corporation                         Comcast
1500 Market Street,                                                (cable television and                               Corporation
35th Floor                                                         communications); Director, NDS
Philadelphia, PA 19102                                             Group PLC (provider of systems
DOB: 7/16/33                                                       and applications for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                   Director       1988 to present  Since 2000, Vice President, Fox        14              None
Fox Chase Cancer Center                                            Chase Cancer Center (biomedical
333 Cottman Avenue                                                 research and medical care); prior
Philadelphia, PA 19111                                             to 2000, Executive Vice
DOB: 12/06/35                                                      President, Fox Chase Cancer
                                                                   Center.
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                 Director       1991 to present  Since December 2000, Director,         14              None
106 Pierrepont Street                                              Gabelli Partners, L.P. (an
Brooklyn, NY 11201                                                 investment partnership); Chief
DOB: 5/21/48                                                       Operating Officer and member of
                                                                   the Board of Directors of
                                                                   Outercurve Technologies (wireless
                                                                   enabling services) until April
                                                                   2001; Chief Operating Officer and
                                                                   member of the Executive Operating
                                                                   Committee of Warburg Pincus Asset
                                                                   Management, Inc.; Executive
                                                                   Officer and Director of Credit
                                                                   Suisse Asset Management
                                                                   Securities, Inc. (formerly
                                                                   Counsellors Securities, Inc.) and
                                                                   Director/Trustee of various
                                                                   investment companies advised by
                                                                   Warburg Pincus Asset Management,
                                                                   Inc. until September 15, 1999;
                                                                   Prior to 1997, Managing Director
                                                                   of Warburg Pincus Asset
                                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                Director       1991 to present  Since 1974, Chairman, Director         14        Director, Moyco
Moyco Technologies, Inc.                                           and President, Moyco                              Technologies,
200 Commerce Drive                                                 Technologies, Inc. (manufacturer                      Inc.
Montgomeryville, PA 18936                                          of precision coated and
DOB: 3/24/34                                                       industrial abrasives). Since
                                                                   1999, Director, Pennsylvania
                                                                   Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                   Director       1991 to present  Since July 2002, Senior Vice           14              None
Oppenheimer & Company, Inc.                                        President and prior thereto,
200 Park Avenue                                                    Executive Vice President of
New York, NY 10166                                                 Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                                       Fahnestock & Co., Inc. (a
                                                                   registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                 Director       2002 to present  Director of PFPC Inc. from             14              None
400 Bellevue Parkway                                               January 1987 to April 2002,
Wilmington, DE 19809                                               Chairman and Chief Executive
DOB: 9/25/38                                                       Officer of PFPC Inc. until April
                                                                   2002, Executive Vice President of
                                                                   PNC Bank, National Association
                                                                   from October 1981 to April 2002,
                                                                   Director of PFPC International
                                                                   Ltd. (financial services) from
                                                                   August 1993 to April 2002,
                                                                   Director of PFPC International
                                                                   (Cayman) Ltd. (financial
                                                                   services) from September 1996 to
                                                                   April 2002; Governor of the
                                                                   Investment Company Institute
                                                                   (investment company industry
                                                                   trade organization) from July
                                                                   1996 to January 2002; Director of
                                                                   PNC Asset Management, Inc.
                                                                   (investment advisory) from
                                                                   September 1994 to March 1998;
                                                                   Director of PNC National Bank
                                                                   from October 1995 to November
                                                                   1997; Director of Haydon Bolts,
                                                                   Inc. (bolt manufacturer) and
                                                                   Parkway Real Estate Company
                                                                   (subsidiary of Haydon Bolts,
                                                                   Inc.) since 1984.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                   President      1991 to present   Certified Public Accountant; Vice      N/A              N/A
400 Bellevue Parkway                 and               and         Chairman of the Board, Fox Chase
4th Floor                         Treasurer      1988 to present   Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                               Pennsylvania School for the Deaf;
DOB: 6/29/24                                                       Trustee Emeritus, Immaculata
                                                                   University; President or Vice
                                                                   President and Treasurer of
                                                                   various investment companies
                                                                   advised by subsidiaries of PNC
                                                                   Bank Corp. from 1981 to 1997;
                                                                   Managing General Partner,
                                                                   President since 2002, Treasurer
                                                                   since 1981 and Chief Compliance
                                                                   Officer since September 2004 of
                                                                   Chestnut Street Exchange Fund;
                                                                   and Director of the Bradford
                                                                   Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                     Secretary       2003 to present   Since 2000, Vice President and         N/A              N/A
301 Bellevue Parkway                                               Counsel, PFPC Inc. (financial
2nd Floor                                                          services company); Associate,
Wilmington, DE 19809                                               Stradley, Ronon, Stevens & Young,
DOB: 1/27/68                                                       LLC (law firm) from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA       Chief          Since 2004       Senior Legal Counsel, PFPC Inc.        N/A              N/A
Vigilant Compliance              Compliance                        from 2002 to 2004; Chief Legal
186 Dundee Drive, Suite 700       Officer                          Counsel, Corviant Corporation
Williamstown, NJ 08094                                             (Investment Adviser,
DOB: 12/25/62                                                      Broker-Dealer and Service
                                                                   Provider to Investment Advisers
                                                                   and Separate Accountant
                                                                   Providers) from 2001 to 2002;
                                                                   Partner, Pepper Hamilton LLP
                                                                   (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees fourteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES


      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act and the remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.


      AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Independent Directors, including Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.


      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors, including Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors, including Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board all persons to be nominated as directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.


DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2003.


-------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL REGISTERED
                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                          DOLLAR RANGE OF                    DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR             EQUITY SECURITIES IN THE PORTFOLIO              INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                             None                                       None

-------------------------------------------------------------------------------------------------------------
Francis J. McKay                              None                                   Over $100,000

-------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                            None                                       None

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL REGISTERED
                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                          DOLLAR RANGE OF                    DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR             EQUITY SECURITIES IN THE PORTFOLIO              INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                           None                                       None

-------------------------------------------------------------------------------------------------------------
                                             INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
Robert Sablowsky                              None                                   Over $100,000

-------------------------------------------------------------------------------------------------------------
J. Richard Carnall                            None                                       None

-------------------------------------------------------------------------------------------------------------


DIRECTORS' COMPENSATION


      During the fiscal year ended August 31, 2004, the Company paid each Director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each Director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out of pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

                                                                                                           TOTAL COMPENSATION
                                           AGGREGATE        PENSION OR RETIREMENT    ESTIMATED ANNUAL      FROM FUND AND FUND
                                       COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON        COMPLEX PAID TO
NAME OF DIRECTOR                          REGISTRANT        PART OF FUND EXPENSES       RETIREMENT              DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Julian A. Brodsky, Director                 $23,750                  N/A                    N/A                 $23,750

Francis J. McKay, Director                  $25,000                  N/A                    N/A                 $25,000

Arnold M. Reichman, Director                $23,750                  N/A                    N/A                 $23,750

Marvin E. Sternberg, Director               $25,000                  N/A                    N/A                 $25,000

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

J. Richard Carnall, Director and
Chairman                                    $29,750                  N/A                    N/A                 $29,750

Robert Sablowsky, Director                  $23,750                  N/A                    N/A                 $23,750

      As of December 31, 2003, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.


      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, RBB itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

      The Company and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Portfolio's Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio's investment and the rights of shareholders in its determination on voting portfolio securities.

      The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.


      Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-533-7719 and by visiting the SEC website at http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2004, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information

Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.


-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Saxon and Co.                                          96.96%
PORTFOLIO                            c/o PNC Bank, N.A.
(Sansom Street Class)                8800 Tinicum Blvd.
                                     Philadelphia, PA 19153

-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Sharebuilder Securities Corporation for the               92%
PORTFOLIO                            Sole Benefit of Customers
(Bedford Class)                      1000-124th Avenue NE
                                     Bellevue, WA 98005

-----------------------------------------------------------------------------------------------------
                                     Bear Stearns & Co.                                         8%
                                     Omnibus Accounts
                                     P.O. Box 8950
                                     Wilmington, DE 19809

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Public Inst. For Social Security                       20.46%
INVESTORS EMERGING                   1001 19th St., N.
GROWTH FUND                          16th Flr.
                                     Arlington, VA 22209-1722

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                       14.78%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              13.04%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     Janis Claflin, Bruce Fetzer and                         7.87%
                                     Winston Franklin
                                     Robert Lehman Trust
                                     The John E. Fetzer Institute, Inc.
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009-5316

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.79%
                                     55 Water St.
                                     Floor 32
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Citibank North America Inc.                            38.70%
INVESTORS GROWTH                     Sargent & Lundy Retirement Trust
FUND                                 Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center
                                     Tampa, FL 33610-9122

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              17.28%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc.                             21.49%
INVESTORS MID CAP                    Special Custody Account for the Exclusive
FUND                                 Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc                              47.48%
INVESTORS SMALL CAP                  Special Custody Account for the Exclusive
VALUE FUND                           Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.74%
                                     For Exclusive Benefit of our Customers
                                     55 Water St., Fl. 32
                                     New York, NY 10041

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                        5.01%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             46.00%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Company                                 25.17%
                                     FBO AEFC Pension Trust
                                     A/C 22-53582
                                     P. O. Box 92956
                                     Chicago, IL 60675-2956

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Co. trustee                              5.65%
                                     FBO Rabbi Trust for Ladd Furniture, Inc.
                                     Executive Retirement Plan  22-08297
                                     PO Box 92956
                                     Chicago, IL 60675

-----------------------------------------------------------------------------------------------------
                                     City of Manchester NH                                   5.46%
                                     Cemetery Trust
                                     1000 Elm Street
                                     Manchester, NH 03101-1730


-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             64.65%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                       25.42%
                                     For the Exclusive Benefit of our Customers
                                     Attn Mutual Funds, 5th Fl.
                                     200 Liberty St., 1 World Financial Ctr.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  USB                                                    56.06%
CAP VALUE FUND                       Sisters of Order of St. Bene
(Institutional Class)                P.O. Box 1787
                                     Milwaukee, WI 53201-1787

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Co.                             36.54%
                                     FBO American Express
                                     Retirement Serv Plans
                                     Attn:  Pat Brown
                                     50534 AXP Financial Ctr.
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  Charles Schwab & Co., Inc.                             35.37%
CAP VALUE FUND                       Special Custody Account
(Investor Class)                     for Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Svcs. Corp.                         23.84%
                                     for Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds, 5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Lauer & Co.                                             9.86%
SMALL CAP VALUE                      c/o Glenmede Trust Company
FUND II (Institutional Class)        Attn: Marie Knuttel
                                     P.O. Box 58997
                                     Philadelphia, PA 19102-8997

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Company                          6.51%
                                     FBO American Express Retirement
                                     Service Plans
                                     50534 AXP Financial Center
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     Austin College                                          6.51%
                                     900 N. Grand Suite 6F
                                     Sherman, TX 75090-4440

-----------------------------------------------------------------------------------------------------
                                     State Street Bank & Trust Co. Cust                      5.88%
                                     FBO Gustavus Adolphus College
                                     c/o Rich Davis
                                     801 Pennsylvania Avenue
                                     5th Floor, Tower 2
                                     Kansas City, MO 64105

-----------------------------------------------------------------------------------------------------
                                     Putnam Fiduciary Trust Co Trustee                       5.78%
                                     FBO Teco Energy CGP Retirement
                                     Service Plan
                                     One Investors Way
                                     Norwood, MA 02062

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                        5.78%
                                     For the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds 5th Fl
                                     200 Liberty St 1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Hollowbeam & Co. FBO                                    5.77%
                                     Maine Health Access Foundation
                                     200 Newport Avenue, 7th Floor
                                     North Quincy, MA 02171

-----------------------------------------------------------------------------------------------------
                                     Plumbers and Steamfitters                               5.04%
                                     Local No 7 Pension Fund
                                     Robert Valenty Administrator
                                     308 Wolf Road
                                     Latham, NY 12110-4802

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             44.74%
SMALL CAP VALUE                      Special Custody Account
FUND II                              for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      29.74%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                       5.41%
                                     FBO Exclusive Benefit of Our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             37.28%
LONG/SHORT EQUITY                    Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Central Pacific Bank Cust                              17.36%
                                     FBO Hawaii Carpenters Financial
                                     Security Fund
                                     c/o CT Trust Services
                                     80 West Street, Suite 201
                                     Rutland, VT 05701

-----------------------------------------------------------------------------------------------------
                                     National Investor Services Corp.                       15.66%
                                     FBO Exclusive Benefit of our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                      11.93%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                      40.17%
LONG/SHORT EQUITY                    for the Exclusive Benefit of Our Customers
FUND                                 200 Liberty St.
(Investor Class)                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     ADP Clearing and Outsourcing Corp                       9.90%
                                     26 Broadway
                                     New York, NY 10004-1703

-----------------------------------------------------------------------------------------------------
                                     Bear Sterans Securities Corp.                           7.22%
                                     1 Metrotech Center North
                                     Brooklyn, NY 11201-3859

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 Boston Partners Asset Management LP                    45.63%
CAP VALUE FUND                       Attn: Jan Penney
(Institutional Class)                28 State Street
                                     Boston, MA 02109-1775

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      31.14%
                                     for the Exclusive Benefit of Our Customers
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Desmond J. Heathwood                                   13.61%
                                     2 Avery Street, Suite 33E
                                     Boston, MA 02111

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 National Financial Services Corp                       50.44%
CAP VALUE FUND                       FBO Exclusive Benefit of Our Customers
(Investor Class)                     200 Liberty Street
                                     New York, NY  10281

-----------------------------------------------------------------------------------------------------
                                     Edward H. Grant                                        10.57%
                                     and Carol A. Grant
                                     JT Ten Wros
                                     199 East Bay Road
                                     Osterville, MA 02655-2317

-----------------------------------------------------------------------------------------------------
                                     Susan Lupo and Lawrence Lupo                            5.61%
                                     6310 Spotted Fawn Run
                                     Littleton, CO  80125-9039

-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP                  Charles Schwab & Co., Inc.                             29.13%
VALUE FUND                           Special Custody Account
                                     for Benefit of Customers
                                     Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Ursinus College Endowment Fund                         16.99%
                                     P.O. Box 1000
                                     Collegeville, PA 19426-1000

-----------------------------------------------------------------------------------------------------
                                     John Frederick Lyness                                   6.48%
                                     81 Hillcrest Ave.
                                     Summit, NJ 07901-2012

-----------------------------------------------------------------------------------------------------
                                     SCM Retirement Plan                                     5.85%
                                     Profit Sharing Plan
                                     460 E. Swedesford Road, Ste 1080
                                     Wayne, PA 19087-1801

-----------------------------------------------------------------------------------------------------
SCHNEIDER VALUE                      SEI Private Trust Company                              12.75%
FUND                                 c/o Franklin Street Trust
                                     One Freedom Valley Drive
                                     Oaks, PA 19456

-----------------------------------------------------------------------------------------------------
                                     RSM, Limited Partnership                                8.85%
                                     c/o Stephen Lescarbeau
                                     17 Westover Road
                                     Slingerlands, NY  12159-3648

-----------------------------------------------------------------------------------------------------
                                     National Investor Services                              8.73%
                                     097-50000-19
                                     55 Water Street, 32nd Floor
                                     New York, NY  10041-0004

-----------------------------------------------------------------------------------------------------
                                     Glenn E. Becker, John W. Rex                            7.31%
                                     Christopher J. Davis - Trustees
                                     William Dekraff Trust
                                     c/o Germantown Academy Endowment
                                     P.O. Box 287
                                     Fort Washington, PA 19034

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     National Investors Services Corp.                       8.24%
MANAGEMENT SMALL                     for the Exclusive Benefit of Our Customers
CAP GROWTH FUND                      55 Water Street
(Investor Class)                     32nd Floor
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     Charles Schwab & Co, Inc.                              48.93%
MANAGEMENT SMALL                     Special Custody Account
CAP GROWTH FUND                      for the Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
                                     AMA US Equity Master Fund LP                           24.27%
                                     3801 PGA Blvd., Suite 555
                                     Palm Beach Gardens, FL 33410

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             95.85%
FUND                                 101 Montgomery Street
(Class S)                            San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             99.99%
FUND                                 101 Montgomery Street
(Institutional Class)                San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------

      As of November 30, 2004, Directors and officers as a group owned less than 1% of the shares of each class within the Company.


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AND SUB-ADVISORY AGREEMENTS

      The Company entered into an investment advisory agreement with BIMC on August 16, 1988 and BIMC entered into a sub-advisory agreement with PNC Bank, N.A. ("PNC Bank") on behalf of the Portfolio on August 16, 1988 (the "Advisory Agreements"). As of April 29, 1998, BIMC assumed the obligations of PNC Bank under the sub-advisory agreement and eliminated BIMC's obligation to pay for such sub-advisory services. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. ("BlackRock") is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

      For the fiscal years ended August 31, the Company on behalf of the Portfolio paid advisory fees to BIMC (excluding fees for administrative services obligated under the Advisory Agreements) as follows:


                            FEES PAID
                      (AFTER WAIVERS AND
      YEAR              REIMBURSEMENTS)         WAIVERS       REIMBURSEMENTS
      ----              ---------------         -------       --------------


      2004                  $218,098            $911,521         $ 78,531

      2003                  $470,988            $723,593         $ 39,272
      2002                  $760,568            $926,847         $683,979

      The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and Directors who are not affiliated with the Portfolio's investment adviser or distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio's investment adviser under its advisory agreement with the portfolio. The Bedford Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

      Under the Advisory Agreements, BIMC and PNC Bank NA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

      The Advisory Agreements were most recently renewed on May 27, 2004 for a one-year term by a vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or "interested persons" as that term is defined in the 1940 Act, of such parties. The Advisory Agreements were each approved by the shareholders of the Portfolio at a special meeting held on December 22, 1989, as adjourned. The Advisory Agreements are terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreements may also be terminated by BIMC or PNC Bank on 90 days' written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

      In approving the renewal of the Advisory Agreements, the Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities and reviewed the nature and quality of BIMC's services provided to the Portfolio and BIMC's experience and qualifications.


      Among other items, the Board of Directors also reviewed and considered:
(1) reports comparing (i) the yield and the average weighted maturity of the Portfolio to the applicable iMoneyNet, Inc.(R) average, (ii) the total return of the Portfolio to comparable money market portfolios and (iii) the expense ratio of the Portfolio to those of its peer group; (2) a report on the average assets, advisory fee and waivers for the Portfolio; (3) reports comparing the contractual advisory fee for the Portfolio to that of comparable funds and other BIMC advised money market funds, and (4) a report on BIMC's profitability related to providing advisory services to the Portfolio after taking into account the direct and indirect expenses incurred by BIMC in providing such advisory services to the Portfolio.



      After discussion, the Board of Directors concluded that BIMC had the capabilities, resources and personnel necessary to manage the Portfolio. The Board of Directors also concluded that based on the services that BIMC would provide to the Portfolio under the Advisory Agreements and the expenses incurred by BIMC in the performance of such services, the compensation to be paid to BIMC was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company, the Portfolio and its shareholders to continue the Advisory Agreements for a one-year period.


ADMINISTRATION AGREEMENT


      Under the Advisory Agreements BIMC is obligated to render administrative services to the Portfolio. BIMC, pursuant to the terms of a Delegation Agreement with PFPC, dated July 29, 1998, has delegated to PFPC its administrative responsibilities with respect to the Portfolio. The Company pays administrative fees directly to PFPC.

      For the fiscal years ended August 31, the Company on behalf of the Portfolio paid PFPC administration fees, and PFPC waived fees and/or reimbursed expenses as follows:

                           FEES PAID
                       (AFTER WAIVERS AND
           YEAR         REIMBURSEMENTS)         WAIVERS      REIMBURSEMENTS
           ----         ---------------         -------      --------------


           2004               $  8,828            $0               $0

           2003               $200,134            $0               $0
           2002               $666,398            $0               $0


      On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2004, PFPC received $41,138 and for the period from June 1, 2003 through August 31, 2003, PFPC received $7,959 in fees from the Portfolio for these services.

CUSTODIAN AND TRANSFER AGENCY AGREEMENTS


      PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, PA 19153, is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

      PFPC, whose principal offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company's Bedford Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Bedford Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Bedford Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses. PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Portfolio's Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

      PFPC has entered and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

DISTRIBUTION AGREEMENT

      PFPC Distributors whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Company's distributor. Pursuant to the terms of a distribution agreement, dated January 2, 2001 entered into by PFPC Distributors and the Company, (the "Distribution Agreement") and a separate Plan of Distribution, as amended, for the Bedford Class (the "Plan"), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to distribute shares of the Bedford Class. Payments to PFPC Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Bedford Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. PFPC Distributors currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

      The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

      Among other things, the Plan provides that: (1) PFPC Distributors shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Bedford Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the Bedford Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.


      For the fiscal years ended August 31, 2004, 2003 and 2002, the Portfolio paid PFPC Distributors fees as follows:


                                      DISTRIBUTION FEES PAID
                                        (AFTER WAIVERS AND        FEES PAID TO     FEES RETAINED BY
                                        REIMBURSEMENTS)(1)       BROKER DEALERS    PFPC DISTRIBUTORS
                                        ------------------       --------------    -----------------
FISCAL YEAR ENDED AUGUST 31, 2004          $  519,349              $  399,538          $119,811


FISCAL YEAR ENDED AUGUST 31, 2003          $  533,380              $  410,292          $123,088

FISCAL YEAR ENDED AUGUST 31, 2002          $2,455,545              $2,405,851          $ 49,694

(1)   There were no waivers or reimbursements for the periods stated.

      The Company believes that the Plan may benefit the Company by increasing sales of shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

      The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's NAV or net income. The Portfolio does not intend to seek profits through short term trading.

      Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to PFPC Distributors or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

      BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

      Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.073 billion shares have been classified into 97 classes as shown in the table below. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.


                                            NUMBER OF                                                         NUMBER OF
                                        AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)           CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------        ----------------------------------------------------------
A (Growth & Income)                             100              YY (Schneider Capital Small Cap
                                                                 Value)                                           100
B                                               100              ZZ                                               100
C (Balanced)                                    100              AAA                                              100
D  (Tax-Free)                                   100              BBB                                              100
E (Money)                                       500              CCC                                              100
F (Municipal Money)                             500              DDD (Robeco Boston Partners
                                                                 Institutional Small Cap Value Fund II)           100
G (Money)                                       500              EEE (Robeco Boston Partners Investors
                                                                 Small Cap Value Fund II)                         100
H (Municipal Money)                             500              FFF                                              100
I (Sansom Money)                              1,500              GGG                                              100
J (Sansom Municipal Money)                      500              HHH                                              100
K (Sansom Government Money)                     500              III (Robeco Boston Partners
                                                                 Institutional Long/Short Equity Fund)            100
L (Bedford Money)                             1,500              JJJ (Robeco Boston Partners Investors            100
                                                                 Long/Short Equity Fund)
M (Bedford Municipal Money)                     500              KKK (Robeco Boston Partners Funds)               100
N (Bedford Government Money)                    500              LLL (Robeco Boston Partners Funds)               100
O (Bedford N.Y. Money)                          500              MMM  (n/i numeric Small Cap Value)               100
P (RBB Government)                              100              Class NNN (Bogle Investment
                                                                 Management Small Cap Growth -                    100
                                                                 Institutional Class)
Q                                               100              Class OOO (Bogle Investment
                                                                 Management Small Cap Growth -                    100
                                                                 Investor Class)
                                                                 Class PPP (Schneider Value Fund)                 100
                                                                 QQQ (Institutional Liquidity Fund              2,500
                                                                 for Credit Unions)
                                                                 RRR (Liquidity Fund for Credit                 2,500
                                                                 Union Members)
R (Municipal Money)                             500              Select (Money)                                   700
S (Government Money)                            500              Beta 2 (Municipal Money)                           1
T                                               500              Beta 3 (Government Money)                          1
U                                               500              Beta 4 (N.Y. Money)                                1
V                                               500              Principal Class (Money)                          700
W                                               100              Gamma 2 (Municipal Money)                          1
X                                                50              Gamma 3 (Government Money)                         1
Y                                                50              Gamma 4 (N.Y. Money)                               1
Z                                                50              Bear Stearns Money                             2,500
AA                                               50              Bear Stearns Municipal Money                   1,500
BB                                               50              Bear Stearns Government Money                  1,000
CC                                               50              Delta 4 (N.Y. Money)                               1
DD                                              100              Epsilon 1 (Money)                                  1
EE                                              100              Epsilon 2 (Municipal Money)                        1
FF (n/i numeric Micro Cap)                       50              Epsilon 3 (Government Money)                       1
GG (n/i numeric Growth)                          50              Epsilon 4 (N.Y. Money)                             1
HH (n/i numeric Mid Cap)                         50              Zeta 1 (Money)                                     1

                                            NUMBER OF                                                         NUMBER OF
                                        AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)           CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------        ----------------------------------------------------------
II (Baker 500 Growth Fund)                      100              Zeta 2 (Municipal Money)                           1
JJ (Baker 500 Growth Fund)                      100              Zeta 3 (Government Money)                          1
KK                                              100              Zeta 4 (N.Y. Money)                                1
LL                                              100              Eta 1 (Money)                                      1
MM                                              100              Eta 2 (Municipal Money)                            1
NN                                              100              Eta 3 (Government Money)                           1
OO                                              100              Eta 4 (N.Y. Money)                                 1
PP                                              100              Theta 1 (Money)                                    1
QQ (Robeco Boston Partners Institutional                         Theta 2 (Municipal Money)                          1
Large Cap)                                      100
RR (Robeco Boston Partners Investors Large                       Theta 3 (Government Money)                         1
Cap)                                            100
SS (Robeco Boston Partners Advisor Large                         Theta 4 (N.Y. Money)                               1
Cap)                                            100
TT (Robeco Boston Partners Investors Mid
Cap)                                            100
UU (Robeco Boston Partners Institutional
Mid Cap)                                        100
VV (Robeco Boston Partners Institutional
All Cap Value)                                  100
WW (Robeco Boston Partners Investors All
Cap Value)                                      100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Baker 500 Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in five non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Baker 500 Family represents interests in one non-money market portfolio.


      Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES


      The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's NAV per share is computed twice each day, as of 12:00 noon (Eastern time) and as of 4:00 p.m. (Eastern time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day. The Portfolio's NAV may be computed as described above on days that the NYSE is closed in an emergency situation, if in the opinion of BIMC and PFPC, the Portfolio can otherwise maintain its operations.


      The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

      The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a NAV per share as determined by using available market quotations.

      The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

      In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

                                      TAXES


      The Portfolio intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Portfolio's earnings. Moreover, if the Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.


      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                              SHAREHOLDER APPROVALS

      As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                  MISCELLANEOUS

COUNSEL


      The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


      Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for the Money Market Portfolio. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for all portfolios, except the Money Market Portfolio.

      Prior to December 11, 2003, PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for all of the portfolios, performing the annual audit of the Company's financial statements for the fiscal years ended August 31, 2000 through August 31, 2003.


                              FINANCIAL STATEMENTS


      The audited financial statements and notes thereto in the Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


      "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2

(low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.


      "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


      "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:


      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.


      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA"-rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S


      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


      RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.


            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

            o     "N.M." means not meaningful.


MOODY'S


      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.


      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".


DBRS

RATING TRENDS

      Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

      In addition to confirming or changing ratings, other DBRS rating actions include:

      SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.


      RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


MUNICIPAL NOTE RATINGS
----------------------

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.


Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                               PROXY VOTING POLICY
                               -------------------

                                       FOR
                            BLACKROCK ADVISORS, INC.
                            ------------------------
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS
                -------------------------------------------------

INTRODUCTION
------------

      This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("B1ackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

      Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

      Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

      Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

      Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

      This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

      Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

            A.    Social Issues,

            B.    Financial/Corporate Issues, and

            C.    Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS
                                 ---------------

      Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

      1. They do not measurably change the structure, management control, or operation of the corporation.

      2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              VOTING RECOMMENDATION
                              ---------------------

      BlackRock will normally support the following routine proposals:

      1.    To increase authorized common shares.

      2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

      3.    To elect or re-elect directors.

      4.    To appoint or elect auditors.

      5. To approve indemnification of directors and limitation of directors' liability.

      6.    To establish compensation levels.

      7.    To establish employee stock purchase or ownership plans.

      8.    To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS
                              ---------------------

A.    SOCIAL ISSUES
      -------------

      Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                              VOTING RECOMMENDATION
                              ---------------------

      If we have determined that management is generally socially responsible, we will generally vote AGAINST the following shareholder proposals:

      1.    To enforce restrictive energy policies.

      2.    To place arbitrary restrictions on military contracting.

      3. To bar or place arbitrary restrictions on trade with other countries.

      4.    To restrict the marketing of controversial products.

      5.    To limit corporate political activities.

      6.    To bar or restrict charitable contributions.

      7. To enforce a general policy regarding human rights based on arbitrary parameters.

      8. To enforce a general policy regarding employment practices based on arbitrary parameters.

      9. To enforce a general policy regarding animal rights based on arbitrary parameters.

      10.   To place arbitrary restrictions on environmental practices.

B.    FINANCIAL/CORPORATE ISSUES
      --------------------------

      Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

      We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

      1.    To change the state of incorporation.

      2.    To approve mergers, acquisitions or dissolution.

      3.    To institute indenture changes.

      4.    To change capitalization.

C.    SHAREHOLDER RIGHTS
      ------------------

      Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

      We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

      We will generally vote FOR the following management proposals:


      1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.


      2.    To institute staggered board of directors.

      3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

      4.    To eliminate cumulative voting.

      5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

      6.    To create a dividend reinvestment program.

      7.    To eliminate preemptive rights.

      8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      We will generally vote AGAINST the following management proposals:

      1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

      2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

      3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

      4. To prohibit replacement of existing members of the board of directors.

      5. To eliminate shareholder action by written consent without a shareholder meeting.

      6. To allow only the board of directors to call a shareholder meeting Q' to propose amendments to the articles of incorporation.

7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

8.    To limit the ability of shareholders to nominate directors.

      We will generally vote FOR the following shareholder proposals:

      1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

      2. To opt out of state anti takeover laws deemed to be detrimental to the shareholder.


      3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

      4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

      5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

      6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

      7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

      8.    To create a dividend reinvestment program.

9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

10. To require that "golden parachutes" be submitted for shareholder ratification.

      We will generally vote AGAINST the following shareholder proposals:

      1.    To restore preemptive rights.

      2.    To restore cumulative voting.

      3.    To require annual election of directors or to specify tenure.

      4.    To eliminate a staggered board of directors.

      5.    To require confidential voting.

      6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

      7.    To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS
                                 --------------

      BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

      IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

      With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes,
(iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                              *    *    *   *

      Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

               SANSOM STREET SHARES OF THE MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004

      This Statement of Additional Information ("SAI") provides information about the Company's Sansom Street Class of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information that is contained in the Sansom Street Money Market Portfolio Prospectus dated December 31, 2004 (the "Prospectus").

      This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 2004. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................2

INVESTMENT INSTRUMENTS AND POLICIES............................................2

   ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.............................2

INVESTMENT LIMITATIONS........................................................12


   FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES............................12
   NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES........................14


DISCLOSURE OF PORTFOLIO HOLDINGS..............................................15


MANAGEMENT OF THE COMPANY.....................................................15

   THE BOARD AND STANDING COMMITTEES..........................................18
   DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY................................19
   DIRECTORS' COMPENSATION....................................................19
   CODE OF ETHICS.............................................................21


PROXY VOTING..................................................................21

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................21

INVESTMENT ADVISORY AND OTHER SERVICES........................................31

   ADVISORY AND SUB-ADVISORY AGREEMENTS.......................................31
   ADMINISTRATION AGREEMENT...................................................33
   CUSTODIAN AND TRANSFER AGENCY AGREEMENTS...................................33
   DISTRIBUTION AND SERVICING AGREEMENT.......................................35

PORTFOLIO TRANSACTIONS........................................................36

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................37

PURCHASE AND REDEMPTION INFORMATION...........................................40

VALUATION OF SHARES...........................................................41

TAXES.........................................................................42

SHAREHOLDER APPROVALS.........................................................43

MISCELLANEOUS.................................................................43

   COUNSEL....................................................................43
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS.............................43


FINANCIAL STATEMENTS..........................................................43


APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                               GENERAL INFORMATION

      The Company is an open-end management investment company currently operating or proposing to operate 16 separate investment portfolios, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and was organized as a Maryland Corporation on February 29, 1988. This SAI pertains to the Sansom Street Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus dated December 31, 2004. BlackRock Institutional Management Corporation ("BIMC" or the "Adviser") serves as the investment adviser to the Portfolio.

                       INVESTMENT INSTRUMENTS AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Money Market Portfolio (the "Portfolio"). The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Portfolio's Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio's investment policies and limitations.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

      ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.


      BANK OBLIGATIONS. The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


      COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("NRSRO") or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix "A" to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

      Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

      ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("NRSROs") in the two highest short-term rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's(R) Ratings Services ("S&P(R)"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's"), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with
(2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.


      GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GICs are considered illiquid securities and will be subject to the Portfolio's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.


      ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.


      The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Portfolio's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.


      The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie

Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

      MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

      The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

      Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The

Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

      Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

      REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

      SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

      STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

      The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

      The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

      The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value ("NAV"). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

      U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are U.S. government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.

      The Portfolio's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.

      VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

      WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

      While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

      A fundamental limitation or policy of the Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

      The Company's Board of Directors can change the investment objective of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

            The Portfolio may not:

      1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

      2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

      3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

      4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

      5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

      6.    purchase or sell commodities or commodity contracts;

      7.    invest in oil, gas or mineral exploration or development programs;

      8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

      9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

      10. make investments for the purpose of exercising control or management;

      11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

      12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

      13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

      14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

      * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE

            INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

      A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

      So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

      1. The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

            (i) if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities;

            (ii) if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities;

            (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or
                  (ii) above; or

            (iv) are Unrated Securities that are determined to be of comparable quality to such securities,

      2. Second Tier Securities (which are eligible securities other than First Tier Securities) to 5% of its total assets; and

      3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

            In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the Guarantees or Demand Features the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio's securities holdings. The policies relating to the disclosure of the Portfolio's securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of a Portfolio's holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel and GCom2Solutions, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Portfolio), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Portfolio. A designated officer of the Adviser must authorize the disclosure of the Portfolio's holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Board of Directors of the Company at the quarterly board meeting following the violation.


                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                  Director       1988 to present  Since 1969, Director and Vice          14            Director,
Comcast Corporation                                                Chairman, Comcast Corporation                         Comcast
1500 Market Street,                                                (cable television and                               Corporation
35th Floor                                                         communications); Director, NDS
Philadelphia, PA 19102                                             Group PLC (provider of systems
DOB: 7/16/33                                                       and applications for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                   Director       1988 to present  Since 2000, Vice President, Fox        14              None
Fox Chase Cancer Center                                            Chase Cancer Center (biomedical
333 Cottman Avenue                                                 research and medical care); prior
Philadelphia, PA 19111                                             to 2000, Executive Vice
DOB: 12/06/35                                                      President, Fox Chase Cancer
                                                                   Center.
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                 Director       1991 to present  Since December 2000, Director,         14              None
106 Pierrepont Street                                              Gabelli Partners, L.P. (an
Brooklyn, NY 11201                                                 investment partnership); Chief
DOB: 5/21/48                                                       Operating Officer and member of
                                                                   the Board of Directors of
                                                                   Outercurve Technologies (wireless
                                                                   enabling services) until April
                                                                   2001; Chief Operating Officer and
                                                                   member of the Executive Operating
                                                                   Committee of Warburg Pincus Asset
                                                                   Management, Inc.; Executive
                                                                   Officer and Director of Credit
                                                                   Suisse Asset Management
                                                                   Securities, Inc. (formerly
                                                                   Counsellors Securities, Inc.) and
                                                                   Director/Trustee of various
                                                                   investment companies advised by
                                                                   Warburg Pincus Asset Management,
                                                                   Inc. until September 15, 1999;
                                                                   Prior to 1997, Managing Director
                                                                   of Warburg Pincus Asset
                                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                Director       1991 to present  Since 1974, Chairman, Director         14        Director, Moyco
Moyco Technologies, Inc.                                           and President, Moyco                              Technologies,
200 Commerce Drive                                                 Technologies, Inc. (manufacturer                      Inc.
Montgomeryville, PA 18936                                          of precision coated and
DOB: 3/24/34                                                       industrial abrasives). Since
                                                                   1999, Director, Pennsylvania
                                                                   Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                   Director       1991 to present  Since July 2002, Senior Vice           14              None
Oppenheimer & Company, Inc.                                        President and prior thereto,
200 Park Avenue                                                    Executive Vice President of
New York, NY 10166                                                 Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                                       Fahnestock & Co., Inc. (a
                                                                   registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                 Director       2002 to present  Director of PFPC Inc. from             14              None
400 Bellevue Parkway                                               January 1987 to April 2002,
Wilmington, DE 19809                                               Chairman and Chief Executive
DOB: 9/25/38                                                       Officer of PFPC Inc. until April
                                                                   2002, Executive Vice President of
                                                                   PNC Bank, National Association
                                                                   from October 1981 to April 2002,
                                                                   Director of PFPC International
                                                                   Ltd. (financial services) from
                                                                   August 1993 to April 2002,
                                                                   Director of PFPC International
                                                                   (Cayman) Ltd. (financial
                                                                   services) from September 1996 to
                                                                   April 2002; Governor of the
                                                                   Investment Company Institute
                                                                   (investment company industry
                                                                   trade organization) from July
                                                                   1996 to January 2002; Director of
                                                                   PNC Asset Management, Inc.
                                                                   (investment advisory) from
                                                                   September 1994 to March 1998;
                                                                   Director of PNC National Bank
                                                                   from October 1995 to November
                                                                   1997; Director of Haydon Bolts,
                                                                   Inc. (bolt manufacturer) and
                                                                   Parkway Real Estate Company
                                                                   (subsidiary of Haydon Bolts,
                                                                   Inc.) since 1984.
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                   President      1991 to present   Certified Public Accountant; Vice      N/A              N/A
400 Bellevue Parkway                 and               and         Chairman of the Board, Fox Chase
4th Floor                         Treasurer      1988 to present   Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                               Pennsylvania School for the Deaf;
DOB: 6/29/24                                                       Trustee Emeritus, Immaculata
                                                                   University; President or Vice
                                                                   President and Treasurer of
                                                                   various investment companies
                                                                   advised by subsidiaries of PNC
                                                                   Bank Corp. from 1981 to 1997;
                                                                   Managing General Partner,
                                                                   President since 2002, Treasurer
                                                                   since 1981 and Chief Compliance
                                                                   Officer since September 2004 of
                                                                   Chestnut Street Exchange Fund;
                                                                   and Director of the Bradford
                                                                   Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                     Secretary       2003 to present   Since 2000, Vice President and         N/A              N/A
301 Bellevue Parkway                                               Counsel, PFPC Inc. (financial
2nd Floor                                                          services company); Associate,
Wilmington, DE 19809                                               Stradley, Ronon, Stevens & Young,
DOB: 1/27/68                                                       LLC (law firm) from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA       Chief          Since 2004       Senior Legal Counsel, PFPC Inc.        N/A              N/A
Vigilant Compliance              Compliance                        from 2002 to 2004; Chief Legal
186 Dundee Drive, Suite 700       Officer                          Counsel, Corviant Corporation
Williamstown, NJ 08094                                             (Investment Adviser,
DOB: 12/25/62                                                      Broker-Dealer and Service
                                                                   Provider to Investment Advisers
                                                                   and Separate Accountant
                                                                   Providers) from 2001 to 2002;
                                                                   Partner, Pepper Hamilton LLP
                                                                   (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees fourteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as that term is defined in the 1940 Act and the remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Independent Directors, including Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.


      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors, including Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors, including Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.


DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2003.


---------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                            EQUITY SECURITIES IN ALL REGISTERED
                                                                             INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF                           DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR               EQUITY SECURITIES IN THE PORTFOLIO                     INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------
                                             DISINTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                              None                                          None

---------------------------------------------------------------------------------------------------------------
Francis J. McKay                               None                                      Over $100,000

---------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                             None                                          None

---------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                            None                                          None

---------------------------------------------------------------------------------------------------------------
                                              INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------
Robert Sablowsky                               None                                      Over $100,000

---------------------------------------------------------------------------------------------------------------
J. Richard Carnall                             None                                          None

---------------------------------------------------------------------------------------------------------------


DIRECTORS' COMPENSATION

      During the fiscal year ended August 31, 2004, the Company paid each Director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended

August 31, 2004. Effective September 1, 2004, each Director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out of pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:


                                                                                                           TOTAL COMPENSATION
                                           AGGREGATE        PENSION OR RETIREMENT    ESTIMATED ANNUAL      FROM FUND AND FUND
                                       COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON        COMPLEX PAID TO
NAME OF DIRECTOR                          REGISTRANT        PART OF FUND EXPENSES       RETIREMENT              DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS


Julian A. Brodsky, Director                 $23,750                  N/A                    N/A                 $23,750

Francis J. McKay, Director                  $25,000                  N/A                    N/A                 $25,000

Arnold M. Reichman, Director                $23,750                  N/A                    N/A                 $23,750

Marvin E. Sternberg, Director               $25,000                  N/A                    N/A                 $25,000

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

J. Richard Carnall, Director
and Chairman                                $29,750                  N/A                    N/A                 $29,750

Robert Sablowsky, Director                  $23,750                  N/A                    N/A                 $23,750

-----------------------------------------------------------------------------------------------------------------------------

      As of December 31, 2003, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.


      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

      The Company and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated to the Portfolio's Adviser the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio's investment and the rights of shareholders in its determination on voting portfolio securities.

      The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.


      Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-533-7719 and by visiting the SEC website at http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2004, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Saxon and Co.                                          96.96%
PORTFOLIO                            c/o PNC Bank, N.A.
(Sansom Street Class)                8800 Tinicum Blvd.
                                     Philadelphia, PA 19153

-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Sharebuilder Securities Corporation for the               92%
PORTFOLIO                            Sole Benefit of Customers
(Bedford Class)                      1000-124th Avenue NE
                                     Bellevue, WA 98005

-----------------------------------------------------------------------------------------------------
                                     Bear Stearns & Co.                                         8%
                                     Omnibus Accounts
                                     P.O. Box 8950
                                     Wilmington, DE 19809

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Public Inst. For Social Security                       20.46%
INVESTORS EMERGING                   1001 19th St., N.
GROWTH FUND                          16th Flr.
                                     Arlington, VA 22209-1722

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                       14.78%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              13.04%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Janis Claflin, Bruce Fetzer and                         7.87%
                                     Winston Franklin
                                     Robert Lehman Trust
                                     The John E. Fetzer Institute, Inc.
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009-5316

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.79%
                                     55 Water St.
                                     Floor 32
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Citibank North America Inc.                            38.70%
INVESTORS GROWTH                     Sargent & Lundy Retirement Trust
FUND                                 Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center
                                     Tampa, FL 33610-9122

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              17.28%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc.                             21.49%
INVESTORS MID CAP                    Special Custody Account for the Exclusive
FUND                                 Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc                              47.48%
INVESTORS SMALL CAP                  Special Custody Account for the Exclusive
VALUE FUND                           Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.74%
                                     For Exclusive Benefit of our Customers
                                     55 Water St., Fl. 32
                                     New York, NY 10041

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                        5.01%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             46.00%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Company                                 25.17%
                                     FBO AEFC Pension Trust
                                     A/C 22-53582
                                     P. O. Box 92956
                                     Chicago, IL 60675-2956

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Co. trustee                              5.65%
                                     FBO Rabbi Trust for Ladd Furniture, Inc.
                                     Executive Retirement Plan  22-08297
                                     PO Box 92956
                                     Chicago, IL 60675

-----------------------------------------------------------------------------------------------------
                                     City of Manchester NH                                   5.46%
                                     Cemetery Trust
                                     1000 Elm Street
                                     Manchester, NH 03101-1730

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             64.65%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                       25.42%
                                     For the Exclusive Benefit of our Customers
                                     Attn Mutual Funds, 5th Fl.
                                     200 Liberty St., 1 World Financial Ctr.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  USB                                                    56.06%
CAP VALUE FUND                       Sisters of Order of St. Bene
(Institutional Class)                P.O. Box 1787
                                     Milwaukee, WI 53201-1787

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Co.                             36.54%
                                     FBO American Express
                                     Retirement Serv Plans
                                     Attn:  Pat Brown
                                     50534 AXP Financial Ctr.
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  Charles Schwab & Co., Inc.                             35.37%
CAP VALUE FUND                       Special Custody Account
(Investor Class)                     for Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Svcs. Corp.                         23.84%
                                     for Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds, 5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Lauer & Co.                                             9.86%
SMALL CAP VALUE                      c/o Glenmede Trust Company
FUND II (Institutional Class)        Attn: Marie Knuttel
                                     P.O. Box 58997
                                     Philadelphia, PA 19102-8997

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Company                          6.51%
                                     FBO American Express Retirement
                                     Service Plans
                                     50534 AXP Financial Center
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
                                     Austin College                                          6.51%
                                     900 N. Grand Suite 6F
                                     Sherman, TX 75090-4440

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     State Street Bank & Trust Co. Cust                      5.88%
                                     FBO Gustavus Adolphus College
                                     c/o Rich Davis
                                     801 Pennsylvania Avenue
                                     5th Floor, Tower 2
                                     Kansas City, MO 64105

-----------------------------------------------------------------------------------------------------
                                     Putnam Fiduciary Trust Co Trustee                       5.78%
                                     FBO Teco Energy CGP Retirement
                                     Service Plan
                                     One Investors Way
                                     Norwood, MA 02062

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                        5.78%
                                     For the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds 5th Fl
                                     200 Liberty St 1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Hollowbeam & Co. FBO                                    5.77%
                                     Maine Health Access Foundation
                                     200 Newport Avenue, 7th Floor
                                     North Quincy, MA 02171

-----------------------------------------------------------------------------------------------------
                                     Plumbers and Steamfitters                               5.04%
                                     Local No 7 Pension Fund
                                     Robert Valenty Administrator
                                     308 Wolf Road
                                     Latham, NY 12110-4802

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             44.74%
SMALL CAP VALUE                      Special Custody Account
FUND II                              for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      29.74%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281-1003
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                       5.41%
                                     FBO Exclusive Benefit of Our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             37.28%
LONG/SHORT EQUITY                    Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Central Pacific Bank Cust                              17.36%
                                     FBO Hawaii Carpenters Financial
                                     Security Fund
                                     c/o CT Trust Services
                                     80 West Street, Suite 201
                                     Rutland, VT 05701

-----------------------------------------------------------------------------------------------------
                                     National Investor Services Corp.                       15.66%
                                     FBO Exclusive Benefit of our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                      11.93%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                      40.17%
LONG/SHORT EQUITY                    for the Exclusive Benefit of Our Customers
FUND                                 200 Liberty St.
(Investor Class)                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     ADP Clearing and Outsourcing Corp                       9.90%
                                     26 Broadway
                                     New York, NY 10004-1703

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     Bear Sterans Securities Corp.                           7.22%
                                     1 Metrotech Center North
                                     Brooklyn, NY 11201-3859

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 Boston Partners Asset Management LP                    45.63%
CAP VALUE FUND                       Attn: Jan Penney
(Institutional Class)                28 State Street
                                     Boston, MA 02109-1775

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      31.14%
                                     for the Exclusive Benefit of Our Customers
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Desmond J. Heathwood                                   13.61%
                                     2 Avery Street, Suite 33E
                                     Boston, MA 02111

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 National Financial Services Corp                       50.44%
CAP VALUE FUND                       FBO Exclusive Benefit of Our Customers
(Investor Class)                     200 Liberty Street
                                     New York, NY 10281

-----------------------------------------------------------------------------------------------------
                                     Edward H. Grant                                        10.57%
                                     and Carol A. Grant
                                     JT Ten Wros
                                     199 East Bay Road
                                     Osterville, MA 02655-2317

-----------------------------------------------------------------------------------------------------
                                     Susan Lupo and Lawrence Lupo                            5.61%
                                     6310 Spotted Fawn Run
                                     Littleton, CO 80125-9039

-----------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP                  Charles Schwab & Co., Inc.                             29.13%
VALUE FUND                           Special Custody Account
                                     for Benefit of Customers
                                     Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Ursinus College Endowment Fund                         16.99%
                                     P.O. Box 1000
                                     Collegeville, PA 19426-1000

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     John Frederick Lyness                                   6.48%
                                     81 Hillcrest Ave.
                                     Summit, NJ 07901-2012

-----------------------------------------------------------------------------------------------------
                                     SCM Retirement Plan                                     5.85%
                                     Profit Sharing Plan
                                     460 E. Swedesford Road, Ste 1080
                                     Wayne, PA 19087-1801

-----------------------------------------------------------------------------------------------------
SCHNEIDER VALUE                      SEI Private Trust Company                              12.75%
FUND                                 c/o Franklin Street Trust
                                     One Freedom Valley Drive
                                     Oaks, PA 19456

-----------------------------------------------------------------------------------------------------
                                     RSM, Limited Partnership                                8.85%
                                     c/o Stephen Lescarbeau
                                     17 Westover Road
                                     Slingerlands, NY 12159-3648

-----------------------------------------------------------------------------------------------------
                                     National Investor Services                              8.73%
                                     097-50000-19
                                     55 Water Street, 32nd Floor
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     Glenn E. Becker, John W. Rex                            7.31%
                                     Christopher J. Davis - Trustees
                                     William Dekraff Trust
                                     c/o Germantown Academy Endowment
                                     P.O. Box 287
                                     Fort Washington, PA 19034

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     National Investors Services Corp.                       8.24%
MANAGEMENT SMALL                     for the Exclusive Benefit of Our Customers
CAP GROWTH FUND                      55 Water Street
(Investor Class)                     32nd Floor
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     Charles Schwab & Co, Inc.                              48.93%
MANAGEMENT SMALL                     Special Custody Account
CAP GROWTH FUND                      for the Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     AMA US Equity Master Fund LP                           24.27%
                                     3801 PGA Blvd., Suite 555
                                     Palm Beach Gardens, FL 33410

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             95.85%
FUND                                 101 Montgomery Street
(Class S)                            San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             99.99%
FUND                                 101 Montgomery Street
(Institutional Class)                San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------

      As of November 30, 2004, Directors and officers as a group owned less than 1% of the shares of each class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AND SUB-ADVISORY AGREEMENTS

      The Company entered into an investment advisory agreement with BIMC on August 16, 1988 and BIMC entered into a sub-advisory agreement with PNC Bank, N.A. ("PNC Bank") on behalf of the Money Market Portfolio on August 16, 1988 (the "Advisory Agreements"). As of April 29, 1998, BIMC assumed the obligations of PNC Bank under the sub-advisory agreement and eliminated BIMC's obligation to pay for such sub-advisory services. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. ("BlackRock"') is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

      For the fiscal years ended August 31, the Company paid advisory fees to BIMC (excluding fees for administrative services obligated under the Advisory Agreements) as follows:


                           FEES PAID
                      (AFTER WAIVERS AND
          YEAR          REIMBURSEMENTS)       WAIVERS        REIMBURSEMENTS

          2004              $218,098          $911,521         $ 78,531
          2003              $470,988          $723,593         $ 39,272
          2002              $760,568          $926,847         $683,979


      The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the

Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio's investment adviser under its advisory agreement with the portfolio. The Sansom Street Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Class or if it receives different services.

      Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

      The Advisory Agreements were most recently renewed on May 27, 2004 for a one year term by a vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or "interested persons" as that term is defined in the 1940 Act, of such parties. The Advisory Agreements were each approved by the shareholders of the Portfolio at a special meeting held on December 22, 1989, as adjourned. The Advisory Agreements are terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BIMC or PNC Bank. The Advisory Agreements may also be terminated by BIMC or PNC Bank on 90 days' written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

      In approving the renewal of the Advisory Agreements, the Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities and reviewed the nature and quality of BIMC's services provided to the Portfolio and BIMC's experience and qualifications.


      Among other items, the Board of Directors also reviewed and considered:
(1) reports comparing (i) the yield and the average weighted maturity of the Portfolio to the applicable iMoneyNet, Inc.(R) average, (ii) the total return of the Portfolio to comparable money market portfolios and (iii) the expense ratio of the Portfolio to those of its peer group; (2) a report on the average assets, advisory fee and waivers for the Portfolio; (3) reports comparing the contractual advisory fee for the Portfolio to that of comparable funds and other BIMC advised money market funds, and (4) a report on BIMC's profitability related to providing advisory services to the Portfolio after taking into account the direct and indirect expenses incurred by BIMC in providing such advisory services to the Portfolio.


      After discussion, the Board of Directors concluded that BIMC had the capabilities, resources and personnel necessary to manage the Portfolio. The Board of Directors also concluded that based on the services that BIMC would provide to the Portfolio under the Advisory Agreements and the expenses incurred by BIMC in the performance of such services, the compensation to be paid to BIMC was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company, the Portfolio and its shareholders to continue the Advisory Agreements for a one-year period.

ADMINISTRATION AGREEMENT

      Under the Advisory Agreements, BIMC is obligated to render administrative services to the Portfolio. BIMC, pursuant to the terms of a Delegation Agreement with PFPC, dated July 29, 1998, has delegated to PFPC its administrative responsibilities with respect to the Portfolio. The Company pays administrative fees directly to PFPC.

      For the fiscal years ended August 31, the Company on behalf of the Portfolio paid PFPC administration fees as follows:


                             FEES PAID
                         (AFTER WAIVERS AND
                YEAR      REIMBURSEMENTS)       WAIVERS       REIMBURSEMENTS

                2004          $  8,828             $0              $0
                2003          $200,134             $0              $0
                2002          $666,398             $0              $0

      On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2004, PFPC received $41,138 and for the period from June 1, 2003 through August 31, 2003, PFPC received $7,959 in fees from the Portfolio for these services.


CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

      PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, PA 19153, is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows:
$.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

      PFPC, whose corporate offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company's Sansom Street Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Sansom Street Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Sansom Street Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses. PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Portfolio's Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

      PFPC has entered and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

DISTRIBUTION AND SERVICING AGREEMENT

      PFPC Distributors whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Company's distributor. Pursuant to the terms of a distribution agreement dated January 2, 2001 entered into by PFPC Distributors and the Company, (the "Distribution Agreement") and separate Plan of Distribution, as amended, for the Sansom Street Class (the "Plan"), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to distribute shares of the Sansom Street Class. Payments to PFPC Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Sansom Street Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. PFPC Distributors currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.


      The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").


      Among other things, the Plan provides that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Bedford Class under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company's Directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not "interested persons" of the Company.

      For the fiscal years ended August 31, 2004, 2003 and 2002, the Portfolio paid PFPC Distributors fees as follows:


                                          DISTRIBUTION FEES PAID
                                            (AFTER WAIVERS AND
                                             REIMBURSEMENTS)          WAIVERS        REIMBURSEMENTS
FISCAL YEAR ENDED AUGUST 31, 2004                $      0                $0                $0


FISCAL YEAR ENDED AUGUST 31, 2003                $ 31,535                $0                $0

                                          DISTRIBUTION FEES PAID
                                            (AFTER WAIVERS AND
                                             REIMBURSEMENTS)          WAIVERS        REIMBURSEMENTS

FISCAL YEAR ENDED AUGUST 31, 2002                $115,642                $0                $0

      The Company believes that the Plan may benefit the Company by increasing sales of shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

      The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's NAV or net income. The Portfolio does not intend to seek profits through short term trading.

      Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to PFPC Distributors or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

      BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

      Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.073 billion shares have been classified into 97 classes as shown in the table below. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.


                                            NUMBER OF                                                         NUMBER OF
                                        AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)           CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------        ----------------------------------------------------------
A (Growth & Income)                             100              YY (Schneider Capital Small Cap
                                                                 Value)                                           100
B                                               100              ZZ                                               100
C (Balanced)                                    100              AAA                                              100
D  (Tax-Free)                                   100              BBB                                              100
E (Money)                                       500              CCC                                              100
F (Municipal Money)                             500              DDD (Robeco Boston Partners
                                                                 Institutional Small Cap Value Fund II)           100
G (Money)                                       500              EEE (Robeco Boston Partners Investors
                                                                 Small Cap Value Fund II)                         100
H (Municipal Money)                             500              FFF                                              100
I (Sansom Money)                              1,500              GGG                                              100
J (Sansom Municipal Money)                      500              HHH                                              100
K (Sansom Government Money)                     500              III (Robeco Boston Partners
                                                                 Institutional Long/Short Equity Fund)            100
L (Bedford Money)                             1,500              JJJ (Robeco Boston Partners Investors            100
                                                                 Long/Short Equity Fund)
M (Bedford Municipal Money)                     500              KKK (Robeco Boston Partners Funds)               100
N (Bedford Government Money)                    500              LLL (Robeco Boston Partners Funds)               100

                                            NUMBER OF                                                         NUMBER OF
                                        AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)           CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------        ----------------------------------------------------------
O (Bedford N.Y. Money)                          500              MMM  (n/i numeric Small Cap Value)               100
P (RBB Government)                              100              Class NNN (Bogle Investment
                                                                 Management Small Cap Growth -                    100
                                                                 Institutional Class)
Q                                               100              Class OOO (Bogle Investment
                                                                 Management Small Cap Growth -                    100
                                                                 Investor Class)
                                                                 Class PPP (Schneider Value Fund)                 100
                                                                 QQQ (Institutional Liquidity Fund              2,500
                                                                 for Credit Unions)
                                                                 RRR (Liquidity Fund for Credit                 2,500
                                                                 Union Members)
R (Municipal Money)                             500              Select (Money)                                   700
S (Government Money)                            500              Beta 2 (Municipal Money)                           1
T                                               500              Beta 3 (Government Money)                          1
U                                               500              Beta 4 (N.Y. Money)                                1
V                                               500              Principal Class (Money)                          700
W                                               100              Gamma 2 (Municipal Money)                          1
X                                                50              Gamma 3 (Government Money)                         1
Y                                                50              Gamma 4 (N.Y. Money)                               1
Z                                                50              Bear Stearns Money                             2,500
AA                                               50              Bear Stearns Municipal Money                   1,500
BB                                               50              Bear Stearns Government Money                  1,000
CC                                               50              Delta 4 (N.Y. Money)                               1
DD                                              100              Epsilon 1 (Money)                                  1
EE                                              100              Epsilon 2 (Municipal Money)                        1
FF (n/i numeric Micro Cap)                       50              Epsilon 3 (Government Money)                       1
GG (n/i numeric Growth)                          50              Epsilon 4 (N.Y. Money)                             1
HH (n/i numeric Mid Cap)                         50              Zeta 1 (Money)                                     1
II (Baker 500 Growth Fund)                      100              Zeta 2 (Municipal Money)                           1
JJ (Baker 500 Growth Fund)                      100              Zeta 3 (Government Money)                          1
KK                                              100              Zeta 4 (N.Y. Money)                                1
LL                                              100              Eta 1 (Money)                                      1
MM                                              100              Eta 2 (Municipal Money)                            1
NN                                              100              Eta 3 (Government Money)                           1
OO                                              100              Eta 4 (N.Y. Money)                                 1
PP                                              100              Theta 1 (Money)                                    1


QQ (Robeco Boston Partners Institutional                         Theta 2 (Municipal Money)                          1
Large Cap)                                      100

RR (Robeco Boston Partners Investors Large                       Theta 3 (Government Money)                         1
Cap)                                            100

SS (Robeco Boston Partners Advisor Large                         Theta 4 (N.Y. Money)                               1
Cap)                                            100

                                            NUMBER OF                                                         NUMBER OF
                                        AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)           CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------        ----------------------------------------------------------
TT (Robeco Boston Partners Investors Mid
Cap)                                           100

UU (Robeco Boston Partners Institutional
Mid Cap)                                       100

VV (Robeco Boston Partners Institutional
All Cap Value)                                 100

WW (Robeco Boston Partners Investors All
Cap Value)                                     100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Baker 500 Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in five non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Baker 500 Family represents interests in one non-money market portfolio.


      Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES


      The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's NAV per share is computed twice each day, as of 12:00 noon (Eastern time) and as of 4:00 p.m. (Eastern time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day. The Portfolio's NAV may be computed as described above on days that the NYSE is closed in an emergency situation, if in the opinion of BIMC and PFPC, the Portfolio can otherwise maintain its operations.


      The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell investment securities prior to maturity and at a price which might not be as desirable.

      The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a NAV per share as determined by using available market quotations.

      The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

      In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.


                                      TAXES

      The Portfolio intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Portfolio's earnings. Moreover, if the Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect to the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                              SHAREHOLDER APPROVALS

      As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                  MISCELLANEOUS

COUNSEL

      The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


      Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for the Money Market Portfolio. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for all portfolios, except the Money Market Portfolio.

      Prior to December 11, 2003, PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for all of the portfolios, performing the annual audit of the Company's financial statements for the fiscal years ended August 31, 2000 through August 31, 2003.


                              FINANCIAL STATEMENTS


      The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS


      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


      "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2

(low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.


      "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


      "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


LONG-TERM CREDIT RATINGS


      The following summarizes the ratings used by Standard & Poor's for long-term issues:


      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.


      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA"-rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.


NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS


STANDARD & POOR'S


      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


      RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.


            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

            o     "N.M." means not meaningful.


MOODY'S


      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.


      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".


DBRS

RATING TRENDS

      Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

      In addition to confirming or changing ratings, other DBRS rating actions include:

      SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.


      RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS


      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


ABOUT CREDIT RATINGS


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.


Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B


                               PROXY VOTING POLICY
                                       FOR

                            BLACKROCK ADVISORS, INC.
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

Introduction


      This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("B1ackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

      Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

      Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

      Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

      Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

      This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

      Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

            A.    Social Issues,

            B.    Financial/Corporate Issues, and

            C.    Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I


                                 ROUTINE MATTERS


      Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

      1. They do not measurably change the structure, management control, or operation of the corporation.

      2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.


                              Voting Recommendation


      BlackRock will normally support the following routine proposals:

      1.    To increase authorized common shares.

      2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

      3.    To elect or re-elect directors.

      4.    To appoint or elect auditors.

      5. To approve indemnification of directors and limitation of directors' liability.

      6.    To establish compensation levels.

      7.    To establish employee stock purchase or ownership plans.

      8.    To set time and location of annual meeting.

                                   SECTION II


                              NON-ROUTINE PROPOSALS

A.    Social Issues


      Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.


                              Voting Recommendation

      If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:


      1.    To enforce restrictive energy policies.

      2.    To place arbitrary restrictions on military contracting.

      3. To bar or place arbitrary restrictions on trade with other countries.

      4.    To restrict the marketing of controversial products.

      5.    To limit corporate political activities.

      6.    To bar or restrict charitable contributions.

      7. To enforce a general policy regarding human rights based on arbitrary parameters.

      8. To enforce a general policy regarding employment practices based on arbitrary parameters.

      9. To enforce a general policy regarding animal rights based on arbitrary parameters.

      10.   To place arbitrary restrictions on environmental practices.


B.    Financial/Corporate Issues


      Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

      We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

      1.    To change the state of incorporation.

      2.    To approve mergers, acquisitions or dissolution.

      3.    To institute indenture changes.

      4.    To change capitalization.


C.    Shareholder Rights


      Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

      We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION


      We will generally vote for the following management proposals:


      I. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

      2.    To institute staggered board of directors.

      3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

      4.    To eliminate cumulative voting.

      5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

      6.    To create a dividend reinvestment program.

      7.    To eliminate preemptive rights.

      8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").


      We will generally vote against the following management proposals:


      1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

      2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

      3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

      4. To prohibit replacement of existing members of the board of directors.

      5. To eliminate shareholder action by written consent without a shareholder meeting.

      6. To allow only the board of directors to call a shareholder meeting Q' to propose amendments to the articles of incorporation.

      7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      8.    To limit the ability of shareholders to nominate directors.


      We will generally vote for the following shareholder proposals:


      1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

      2. To opt out of state anti takeover laws deemed to be detrimental to the shareholder.

      3. To change the state of incorporation for companies operating under the umbrella of antishareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

      4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

      5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

      6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

      7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

      8.    To create a dividend reinvestment program.

      9. To recommend that votes to "abstain' `not be considered votes "cast' `at an annual meeting or special meeting, unless required by state law.

      10. To require that "golden parachutes" be submitted for shareholder ratification.


      We will generally vote against the following shareholder proposals:


      1.    To restore preemptive rights.

      2.    To restore cumulative voting.

      3.    To require annual election of directors or to specify tenure.

      4.    To eliminate a staggered board of directors.

      5.    To require confidential voting.

      6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

      7.    To dock director pay for failing to attend board meetings.

                                   SECTION III


                                 VOTING PROCESS


      BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

      IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

      With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes,
(iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                               *     *     *     *

      Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

                             ROBECO INVESTMENT FUNDS
                                       OF
                               THE RBB FUND, INC.


                       Institutional and Investor Classes


                   Robeco Boston Partners Large Cap Value Fund
                    Robeco Boston Partners Mid Cap Value Fund
                 Robeco Boston Partners Small Cap Value Fund II
                    Robeco Boston Partners All-Cap Value Fund
                  Robeco Boston Partners Long/Short Equity Fund


                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004


      This Statement of Additional Information ("SAI") provides information about the Robeco Boston Partners Large Cap Value Fund (the "Large Cap Value Fund"), Robeco Boston Partners Mid Cap Value Fund (the "Mid Cap Value Fund"), Robeco Boston Partners Small Cap Value Fund II (the "Small Cap Value Fund"), Robeco Boston Partners All-Cap Value Fund (the "All-Cap Value Fund") and Robeco Boston Partners Long/Short Equity Fund (the "Long/Short Equity Fund") (each a "Fund" and collectively, the "Funds") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information contained in Robeco Investment Funds prospectuses dated December 31, 2004 (each a "Prospectus" and together the "Prospectuses").


      This SAI is not a prospectus. It should be read in conjunction with the Prospectuses and the Funds' Annual Report dated August 31, 2004. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectuses and Annual Report may be obtained by calling toll-free (888) 261-4073. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................2

INVESTMENT INSTRUMENTS AND POLICIES...........................................2


INVESTMENT LIMITATIONS.......................................................19


DISCLOSURE OF PORTFOLIO HOLDINGS.............................................21


MANAGEMENT OF THE COMPANY....................................................22

   DIRECTORS' COMPENSATION...................................................27
   CODE OF ETHICS............................................................28

PROXY VOTING.................................................................28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................29

INVESTMENT ADVISORY AND OTHER SERVICES.......................................38

   ADVISORY AGREEMENTS.......................................................38
   CUSTODIAN AND TRANSFER AGENCY AGREEMENTS..................................41
   ADMINISTRATION AND ACCOUNTING AGREEMENT...................................42

DISTRIBUTION ARRANGEMENTS....................................................44

   DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION..........................44
   ADMINISTRATIVE SERVICES AGENT.............................................46

FUND TRANSACTIONS............................................................47

PURCHASE AND REDEMPTION INFORMATION..........................................49

TELEPHONE TRANSACTION PROCEDURES.............................................50

VALUATION OF SHARES..........................................................50

TAXES........................................................................52

ADDITIONAL INFORMATION CONCERNING FUND SHARES................................53

MISCELLANEOUS................................................................56

   COUNSEL...................................................................56
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS............................56

FINANCIAL STATEMENTS.........................................................56


APPENDIX A..................................................................A-1

APPENDIX B..................................................................B-1

                               GENERAL INFORMATION


      The Company is an open-end management investment company currently operating or proposing to operate 16 separate portfolios, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to Institutional Class and Investor Class shares representing interests in five diversified Robeco Investment Funds, which are offered by the Prospectuses dated December 31, 2004. Boston Partners Asset Management L.L.C. ("Boston Partners" or the "Adviser") serves as the investment adviser to the Funds.


                       INVESTMENT INSTRUMENTS AND POLICIES

      The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds.

      THE LARGE CAP VALUE FUND seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

      THE MID CAP VALUE FUND seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

      THE SMALL CAP VALUE FUND seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

      THE ALL-CAP VALUE FUND seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

      THE LONG/SHORT EQUITY FUND seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500(R) Index.

The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Funds' Prospectuses and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds' investment policies and limitations.

      BANK AND CORPORATE OBLIGATIONS. Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      The Large Cap Value, Mid Cap Value, Small Cap Value and Long/Short Equity Funds may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P(R), Fitch or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

      The All-Cap Value Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. See Appendix "A" for a description of corporate debt ratings.

      BORROWING. Each Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value ("NAV") of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. A Fund's short sales and related borrowing are not subject to the restrictions outlined above.

      COMMERCIAL PAPER. Each Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P(R) or "Prime-1" by Moody's or, when deemed advisable by the Fund's Adviser, issues rated "A-2" or "Prime-2" by S&P(R) or Moody's, respectively. These rating categories are described in Appendix "A" to this SAI. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Funds' Adviser pursuant to guidelines approved by the Company's Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

      CONVERTIBLE SECURITIES. The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

      A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Large Cap Value, Mid Cap Value, Small Cap Value and Long/Short Equity Funds do not presently intend to invest more than 5% (10% with respect to the All-Cap Value
Fund) of each Fund's respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

      EQUITY MARKETS. The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

      EUROPEAN CURRENCY UNIFICATION. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries:
Austria, Belgium, Cyprus, Czech Republic, Estonia, Finland, France, Germany, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Poland, Portugal, Slovakia, Slovenia and Spain. In addition, four new countries:
Bulgaria, Croatia, Romania and Turkey are preparing for entry into the EMU.

      The new European Central Bank has control over each member country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

      The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

      FOREIGN SECURITIES. Each of the Funds may invest in foreign securities (including equity securities of foreign issuers trading in U.S. markets), either directly or indirectly through ADRs and through Global or European Depositary Receipts ("GDRs" and "EDRs"). ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

      Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.

      Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the NAV of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

      HIGH YIELD DEBT INSTRUMENTS. The Long/Short Equity Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in High Yield Debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

      HOLDING COMPANY DEPOSITORY RECEIPTS. The Funds may invest in Holding Company Depository Receipts ("HOLDRS"). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts ("ADRs") of specific companies in a particular industry, sector or group. Each of the Funds do not presently intend to invest more than 5% of their respective net assets in HOLDRS.


      ILLIQUID SECURITIES. The Funds may not invest more than 15% of each Fund's respective net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


      Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


      Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Securities Act") but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Funds' adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

      The Adviser will monitor the liquidity of restricted securities held by a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      INDEXED SECURITIES. The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Funds may also invest in exchange-traded funds, which generally track their related indices and trade like an individual stock throughout the trading day. Each of the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities and exchange-traded funds.

      INITIAL PUBLIC OFFERINGS. Each of the Funds may purchase stock in an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.


      INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.


      LENDING OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

      MARKET FLUCTUATION. Because the investment alternatives available to each Fund may be limited by the specific objectives of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single fund should not be considered a complete investment program.

      MICRO CAP, SMALL CAP AND MID CAP STOCKS. Securities of companies with micro, small and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro, small and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro, small and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro, small and mid cap stocks are frequently negligible. Moreover, micro, small and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro, small and mid cap companies tend to be more volatile than those of large cap companies. The market for micro and small cap securities may be thinly traded and as a result, greater fluctuations in the price of micro and small cap securities may occur.

      MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S.-dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. A Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

      OPTIONS. The All-Cap Value Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are held in a segregated account) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund earmarks or segregates liquid assets in the amount of the difference. The Fund will write put options only if they are "secured" by earmarked or segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

      The Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the earmarked or segregated assets (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

      When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons, which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

      PAY-IN-KIND SECURITIES AND SPECIAL SITUATION BONDS. To the extent consistent with its investment objective, the All-Cap Value Fund may invest up to 5% of its net assets in pay-in-kind ("PIK") securities and special situation bonds. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

      PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

      Investments in special situation bonds also present special risk considerations. Special situation bonds are considered lower quality securities by traditional investment grade standards. While any investment carries risk, certain risks associated with lower quality securities are different from those for investment grade securities. The risk of loss through default is greater because lower quality securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund's NAV per share.

      The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities. Lower quality securities are often issued in connection with a corporate reorganization or restructuring, a bankruptcy, or as a part of a merger, acquisition, takeover or similar event. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

      If an anticipated transaction associated with the issuance of such securities does not in fact occur, the Fund may be required to sell its investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving highly leveraged or financially troubled companies, there is a potential risk of loss by the Fund of its entire investment in such securities. A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of higher quality or investment grade securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund may also incur additional expenses in seeking recovery on defaulted securities.

      The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for such securities is generally lower and the secondary market could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for the Fund to obtain precise valuations of the lower quality securities in its portfolio.


      PORTFOLIO TURNOVER. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

      The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as during the majority of the last ten years.


      PURCHASE WARRANTS. The Funds may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. These Funds may not invest more than 5% of each Fund's respective net assets in purchase warrants and similar rights.

      REAL ESTATE INVESTMENT TRUST SECURITIES. The Funds may invest in real estate investment trusts ("REITs"). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.


      Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.


      The REITs in which the Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT's return may be adversely affected when interest rates are high or rising.

      REPURCHASE AGREEMENTS. The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price

("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      The repurchase price under the repurchase agreements described above generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Funds may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

      Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Funds do not presently intend to engage in reverse repurchase transactions involving more than 5% of each Fund's respective net assets. The Large Cap Value, Mid Cap Value, Small Cap

Value and All-Cap Value Funds do not presently intend to engage in dollar roll transactions involving more than 5% of each Fund's respective net assets.

      SECURITIES OF UNSEASONED ISSUERS. Each of the Funds may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities would not exceed 25% of net assets for the Long/Short Equity or 5% of net assets for each of the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

      SHORT SALES. The All-Cap Value and Long/Short Equity Funds may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the "SEC").

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled "Options" above.

      The Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of a Fund's net assets.

      SHORT SALES "AGAINST THE BOX." In addition to the short sales discussed above, the All-

Cap Value and Long/Short Equity Funds may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds' net assets.

      STRUCTURED SECURITIES. The All-Cap Value Fund may invest up to 5% of its net assets in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indictors (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

      The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.


      TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.


      U.S. GOVERNMENT OBLIGATIONS. The Funds may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are. U.S.

government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.

      Each Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, but not limited to, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in U.S. government obligations.

      WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. To the extent consistent with their respective investment objectives, each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When a Fund agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments.

      The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

      The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's NAV starting on the day that the Fund agrees to purchase the securities. The Funds do not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's NAV as long as the commitment remains in effect.

                             INVESTMENT LIMITATIONS

      The Funds have adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Funds' outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund. Each Fund's investment goals and strategies described in the Prospectuses may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. Each Fund may not:

      1. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements and the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund's respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the Large Cap Value, Mid Cap Value, All-Cap Value and Long/Short Equity Funds, there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. However, with respect to the Large Cap Value, Mid Cap Value, All-Cap Value and Long/Short Equity Funds, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing, provided that for the All-Cap Value and Long/Short Equity
            Funds: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the Large Cap Value, Mid Cap Value and All-Cap Value Funds, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap Value, Large Cap Value and All-Cap Value Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

      2. Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

      3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

      4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

      5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

      6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

      7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

      8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

      In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund may not:

      Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

      For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

      In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Equity Fund may not:

      1. Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

      2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of short sales, options, futures contracts, options on futures contracts and forward contracts.

      The Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

      Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

      If a percentage restriction under one of a Fund's investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                        DISCLOSURE OF PORTFOLIO HOLDINGS


      The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund's portfolio securities. The policies relating to the disclosure of the Funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Adviser currently makes the Funds' complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, WWW.BOSTON-PARTNERS.COM as disclosed in the following table:

----------------------------------- ----------------------- -----------------------------------
INFORMATION POSTING                 FREQUENCY OF DISCLOSURE DATE OF WEB POSTING
----------------------------------- ----------------------- -----------------------------------
Complete Portfolio Holdings         Semi-Annual             60  calendar  days  following  the
                                                            completion of each fiscal
                                                            semi-annual period
----------------------------------- ----------------------- -----------------------------------
Top 10 Portfolio Holdings and other Quarterly               10 calendar  days after the end of
portfolio characteristics                                   each calendar quarter
----------------------------------- ----------------------- -----------------------------------

      The scope of the information relating to the Funds' portfolio that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

      The Company may distribute or authorize the distribution of information about the Funds' portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions and Bowne & Co. Inc., the financial printers, and ISS, the Funds' proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Funds), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Fund. The Company currently discloses the Funds' portfolio holdings information to Bloomberg LP every three months, the next business day after the date of the information, and to Morningstar and the McGraw-Hill Companies Standard & Poor's on a monthly basis, the next business day after the date of the information. Effective February 1, 2005, the Funds' portfolio holdings information will be provided to Morningstar every three-months, with a 60 day delay after the date of the information. A designated officer of the Adviser must authorize the selective disclosure of a Fund's portfolio holdings to each rating agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Board of Directors of the Company at the quarterly board meeting following the violation.


                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                  Director       1988 to present  Since 1969, Director and Vice          14            Director,
Comcast Corporation                                                Chairman, Comcast Corporation                         Comcast
1500 Market Street,                                                (cable television and                               Corporation
35th Floor                                                         communications); Director, NDS
Philadelphia, PA 19102                                             Group PLC (provider of systems
DOB: 7/16/33                                                       and applications for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                   Director       1988 to present  Since 2000, Vice President, Fox        14              None
Fox Chase Cancer Center                                            Chase Cancer Center (biomedical
333 Cottman Avenue                                                 research and medical care); prior
Philadelphia, PA 19111                                             to 2000, Executive Vice
DOB: 12/06/35                                                      President, Fox Chase Cancer
                                                                   Center.
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                 Director       1991 to present  Since December 2000, Director,         14              None
106 Pierrepont Street                                              Gabelli Partners, L.P. (an
Brooklyn, NY 11201                                                 investment partnership); Chief
DOB: 5/21/48                                                       Operating Officer and member of
                                                                   the Board of Directors of
                                                                   Outercurve Technologies (wireless
                                                                   enabling services) until April
                                                                   2001; Chief Operating Officer and
                                                                   member of the Executive Operating
                                                                   Committee of Warburg Pincus Asset
                                                                   Management, Inc.; Executive
                                                                   Officer and Director of Credit
                                                                   Suisse Asset Management
                                                                   Securities, Inc. (formerly
                                                                   Counsellors Securities, Inc.) and
                                                                   Director/Trustee of various
                                                                   investment companies advised by
                                                                   Warburg Pincus Asset Management,
                                                                   Inc. until September 15, 1999;
                                                                   Prior to 1997, Managing Director
                                                                   of Warburg Pincus Asset
                                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                Director       1991 to present  Since 1974, Chairman, Director         14        Director, Moyco
Moyco Technologies, Inc.                                           and President, Moyco                              Technologies,
200 Commerce Drive                                                 Technologies, Inc. (manufacturer                      Inc.
Montgomeryville, PA 18936                                          of precision coated and
DOB: 3/24/34                                                       industrial abrasives). Since
                                                                   1999, Director, Pennsylvania
                                                                   Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                   Director       1991 to present  Since July 2002, Senior Vice           14              None
Oppenheimer & Company, Inc.                                        President and prior thereto,
200 Park Avenue                                                    Executive Vice President of
New York, NY 10166                                                 Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                                       Fahnestock & Co., Inc. (a
                                                                   registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                 Director       2002 to present  Director of PFPC Inc. from             14              None
400 Bellevue Parkway                                               January 1987 to April 2002,
Wilmington, DE 19809                                               Chairman and Chief Executive
DOB: 9/25/38                                                       Officer of PFPC Inc. until April
                                                                   2002, Executive Vice President of
                                                                   PNC Bank, National Association
                                                                   from October 1981 to April 2002,
                                                                   Director of PFPC International
                                                                   Ltd. (financial services) from
                                                                   August 1993 to April 2002,
                                                                   Director of PFPC International
                                                                   (Cayman) Ltd. (financial
                                                                   services) from September 1996 to
                                                                   April 2002; Governor of the
                                                                   Investment Company Institute
                                                                   (investment company industry
                                                                   trade organization) from July
                                                                   1996 to January 2002; Director of
                                                                   PNC Asset Management, Inc.
                                                                   (investment advisory) from
                                                                   September 1994 to March 1998;
                                                                   Director of PNC National Bank
                                                                   from October 1995 to November
                                                                   1997; Director of Haydon Bolts,
                                                                   Inc. (bolt manufacturer) and
                                                                   Parkway Real Estate Company
                                                                   (subsidiary of Haydon Bolts,
                                                                   Inc.) since 1984.
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                   President      1991 to present   Certified Public Accountant; Vice      N/A              N/A
400 Bellevue Parkway                 and               and         Chairman of the Board, Fox Chase
4th Floor                         Treasurer      1988 to present   Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                               Pennsylvania School for the Deaf;
DOB: 6/29/24                                                       Trustee Emeritus, Immaculata
                                                                   University; President or Vice
                                                                   President and Treasurer of
                                                                   various investment companies
                                                                   advised by subsidiaries of PNC
                                                                   Bank Corp. from 1981 to 1997;
                                                                   Managing General Partner,
                                                                   President since 2002, Treasurer
                                                                   since 1981 and Chief Compliance
                                                                   Officer since September 2004 of
                                                                   Chestnut Street Exchange Fund;
                                                                   and Director of the Bradford
                                                                   Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                     Secretary       2003 to present   Since 2000, Vice President and         N/A              N/A
301 Bellevue Parkway                                               Counsel, PFPC Inc. (financial
2nd Floor                                                          services company); Associate,
Wilmington, DE 19809                                               Stradley, Ronon, Stevens & Young,
DOB: 1/27/68                                                       LLC (law firm) from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA       Chief          Since 2004       Senior Legal Counsel, PFPC Inc.        N/A              N/A
Vigilant Compliance              Compliance                        from 2002 to 2004; Chief Legal
186 Dundee Drive, Suite 700       Officer                          Counsel, Corviant Corporation
Williamstown, NJ 08094                                             (Investment Adviser,
DOB: 12/25/62                                                      Broker-Dealer and Service
                                                                   Provider to Investment Advisers
                                                                   and Separate Accountant
                                                                   Providers) from 2001 to 2002;
                                                                   Partner, Pepper Hamilton LLP
                                                                   (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees fourteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES


      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act and the remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.


      AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Independent Directors, including Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors, including Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors, including Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2003.

---------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                 EQUITY SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF                             DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR                 EQUITY SECURITIES IN THE FUNDS                         INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
                                                DISINTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky         None                                                   None

---------------------------------------------------------------------------------------------------------------------
Francis J. McKay          $10,001-$50,000 Large Cap Value Fund                   Over $100,000
                          $10,001-$50,000 Mid Cap Value Fund
                          $10,001-$50,000 Small Cap Value Fund
---------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman        None                                                   None

---------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg       None                                                   None

---------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Robert Sablowsky          $50,001-$100,000 Mid Cap Value Fund                    Over $100,000

---------------------------------------------------------------------------------------------------------------------
J. Richard Carnall        None                                                   None

---------------------------------------------------------------------------------------------------------------------


DIRECTORS' COMPENSATION


      During the fiscal year ended August 31, 2004, the Company paid each Director at a rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each Director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out of pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

                                                                                                           TOTAL COMPENSATION
                                           AGGREGATE        PENSION OR RETIREMENT    ESTIMATED ANNUAL      FROM FUND AND FUND
                                       COMPENSATION FROM     BENEFITS ACCRUED AS       BENEFITS UPON        COMPLEX PAID TO
NAME OF DIRECTOR                          REGISTRANT        PART OF FUND EXPENSES       RETIREMENT              DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Julian A. Brodsky, Director                 $23,750                  N/A                    N/A                 $23,750

Francis J. McKay, Director                  $25,000                  N/A                    N/A                 $25,000

Arnold M. Reichman, Director                $23,750                  N/A                    N/A                 $23,750

Marvin E. Sternberg, Director               $25,000                  N/A                    N/A                 $25,000

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

J. Richard Carnall, Director
and Chairman                                $29,750                  N/A                    N/A                 $29,750

Robert Sablowsky, Director                  $23,750                  N/A                    N/A                 $23,750

-----------------------------------------------------------------------------------------------------------------------------

      As of December 31, 2003, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.


      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, Director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Funds' Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Funds. The Adviser will consider factors affecting the value of the Funds' investment and the rights of shareholders in its determination on voting portfolio securities.

      The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policies is included with this SAI. Please see Appendix B to this SAI for further information.


      Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 and by visiting the SEC website at HTTP://WWW.SEC.GOV.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2004, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.


-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Saxon and Co.                                          96.96%
PORTFOLIO                            c/o PNC Bank, N.A.
(Sansom Street Class)                8800 Tinicum Blvd.
                                     Philadelphia, PA 19153

-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Sharebuilder Securities Corporation for the               92%
PORTFOLIO                            Sole Benefit of Customers
(Bedford Class)                      1000-124th Avenue NE
                                     Bellevue, WA 98005

-----------------------------------------------------------------------------------------------------
                                     Bear Stearns & Co.                                         8%
                                     Omnibus Accounts
                                     P.O. Box 8950
                                     Wilmington, DE 19809

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Public Inst. For Social Security                       20.46%
INVESTORS EMERGING                   1001 19th St., N.
GROWTH FUND                          16th Flr.
                                     Arlington, VA 22209-1722

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                       14.78%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              13.04%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Janis Claflin, Bruce Fetzer and                         7.87%
                                     Winston Franklin
                                     Robert Lehman Trust
                                     The John E. Fetzer Institute, Inc.
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009-5316

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.79%
                                     55 Water St.
                                     Floor 32
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Citibank North America Inc.                            38.70%
INVESTORS GROWTH                     Sargent & Lundy Retirement Trust
FUND                                 Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center
                                     Tampa, FL 33610-9122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              17.28%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc.                             21.49%
INVESTORS MID CAP                    Special Custody Account for the Exclusive
FUND                                 Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc                              47.48%
INVESTORS SMALL CAP                  Special Custody Account for the Exclusive
VALUE FUND                           Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.74%
                                     For Exclusive Benefit of our Customers
                                     55 Water St., Fl. 32
                                     New York, NY 10041

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                        5.01%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             46.00%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     Northern Trust Company                                 25.17%
                                     FBO AEFC Pension Trust
                                     A/C 22-53582
                                     P. O. Box 92956
                                     Chicago, IL 60675-2956

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Co. trustee                              5.65%
                                     FBO Rabbi Trust for Ladd Furniture, Inc.
                                     Executive Retirement Plan  22-08297
                                     PO Box 92956
                                     Chicago, IL 60675

-----------------------------------------------------------------------------------------------------
                                     City of Manchester NH                                   5.46%
                                     Cemetery Trust
                                     1000 Elm Street
                                     Manchester, NH 03101-1730

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             64.65%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                       25.42%
                                     For the Exclusive Benefit of our Customers
                                     Attn Mutual Funds, 5th Fl.
                                     200 Liberty St., 1 World Financial Ctr.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  USB                                                    56.06%
CAP VALUE FUND                       Sisters of Order of St. Bene
(Institutional Class)                P.O. Box 1787
                                     Milwaukee, WI 53201-1787

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Co.                             36.54%
                                     FBO American Express
                                     Retirement Serv Plans
                                     Attn:  Pat Brown
                                     50534 AXP Financial Ctr.
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  Charles Schwab & Co., Inc.                             35.37%
CAP VALUE FUND                       Special Custody Account
(Investor Class)                     for Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Svcs. Corp.                         23.84%
                                     for Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds, 5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Lauer & Co.                                             9.86%
SMALL CAP VALUE                      c/o Glenmede Trust Company
FUND II (Institutional Class)        Attn: Marie Knuttel
                                     P.O. Box 58997
                                     Philadelphia, PA 19102-8997

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Company                          6.51%
                                     FBO American Express Retirement
                                     Service Plans
                                     50534 AXP Financial Center
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
                                     Austin College                                          6.51%
                                     900 N. Grand Suite 6F
                                     Sherman, TX 75090-4440

-----------------------------------------------------------------------------------------------------
                                     State Street Bank & Trust Co. Cust                      5.88%
                                     FBO Gustavus Adolphus College
                                     c/o Rich Davis
                                     801 Pennsylvania Avenue
                                     5th Floor, Tower 2
                                     Kansas City, MO 64105

-----------------------------------------------------------------------------------------------------
                                     Putnam Fiduciary Trust Co Trustee                       5.78%
                                     FBO Teco Energy CGP Retirement
                                     Service Plan
                                     One Investors Way
                                     Norwood, MA 02062

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                        5.78%
                                     For the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds 5th Fl
                                     200 Liberty St 1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Hollowbeam & Co. FBO                                    5.77%
                                     Maine Health Access Foundation
                                     200 Newport Avenue, 7th Floor
                                     North Quincy, MA 02171

-----------------------------------------------------------------------------------------------------
                                     Plumbers and Steamfitters                               5.04%
                                     Local No 7 Pension Fund
                                     Robert Valenty Administrator
                                     308 Wolf Road
                                     Latham, NY 12110-4802

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             44.74%
SMALL CAP VALUE                      Special Custody Account
FUND II                              for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      29.74%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                       5.41%
                                     FBO Exclusive Benefit of Our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             37.28%
LONG/SHORT EQUITY                    Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Central Pacific Bank Cust                              17.36%
                                     FBO Hawaii Carpenters Financial
                                     Security Fund
                                     c/o CT Trust Services
                                     80 West Street, Suite 201
                                     Rutland, VT 05701

-----------------------------------------------------------------------------------------------------
                                     National Investor Services Corp.                       15.66%
                                     FBO Exclusive Benefit of our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                      11.93%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                      40.17%
LONG/SHORT EQUITY                    for the Exclusive Benefit of Our Customers
FUND                                 200 Liberty St.
(Investor Class)                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     ADP Clearing and Outsourcing Corp                       9.90%
                                     26 Broadway
                                     New York, NY 10004-1703

-----------------------------------------------------------------------------------------------------
                                     Bear Sterans Securities Corp.                           7.22%
                                     1 Metrotech Center North
                                     Brooklyn, NY 11201-3859

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 Boston Partners Asset Management LP                    45.63%
CAP VALUE FUND                       Attn: Jan Penney
(Institutional Class)                28 State Street
                                     Boston, MA 02109-1775

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      31.14%
                                     for the Exclusive Benefit of Our Customers
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Desmond J. Heathwood                                   13.61%
                                     2 Avery Street, Suite 33E
                                     Boston, MA 02111

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 National Financial Services Corp                       50.44%
CAP VALUE FUND                       FBO Exclusive Benefit of Our Customers
(Investor Class)                     200 Liberty Street
                                     New York, NY  10281

-----------------------------------------------------------------------------------------------------
                                     Edward H. Grant                                        10.57%
                                     and Carol A. Grant
                                     JT Ten Wros
                                     199 East Bay Road
                                     Osterville, MA 02655-2317

-----------------------------------------------------------------------------------------------------
                                     Susan Lupo and Lawrence Lupo                            5.61%
                                     6310 Spotted Fawn Run
                                     Littleton, CO  80125-9039

-----------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP                  Charles Schwab & Co., Inc.                             29.13%
VALUE FUND                           Special Custody Account
                                     for Benefit of Customers
                                     Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Ursinus College Endowment Fund                         16.99%
                                     P.O. Box 1000
                                     Collegeville, PA 19426-1000

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     John Frederick Lyness                                   6.48%
                                     81 Hillcrest Ave.
                                     Summit, NJ 07901-2012

-----------------------------------------------------------------------------------------------------
                                     SCM Retirement Plan                                     5.85%
                                     Profit Sharing Plan
                                     460 E. Swedesford Road, Ste 1080
                                     Wayne, PA 19087-1801

-----------------------------------------------------------------------------------------------------
SCHNEIDER VALUE                      SEI Private Trust Company                              12.75%
FUND                                 c/o Franklin Street Trust
                                     One Freedom Valley Drive
                                     Oaks, PA 19456

-----------------------------------------------------------------------------------------------------
                                     RSM, Limited Partnership                                8.85%
                                     c/o Stephen Lescarbeau
                                     17 Westover Road
                                     Slingerlands, NY  12159-3648

-----------------------------------------------------------------------------------------------------
                                     National Investor Services                              8.73%
                                     097-50000-19
                                     55 Water Street, 32nd Floor
                                     New York, NY  10041-0004

-----------------------------------------------------------------------------------------------------
                                     Glenn E. Becker, John W. Rex                            7.31%
                                     Christopher J. Davis - Trustees
                                     William Dekraff Trust
                                     c/o Germantown Academy Endowment
                                     P.O. Box 287
                                     Fort Washington, PA 19034

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     National Investors Services Corp.                       8.24%
MANAGEMENT SMALL                     for the Exclusive Benefit of Our Customers
CAP GROWTH FUND                      55 Water Street
(Investor Class)                     32nd Floor
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     Charles Schwab & Co, Inc.                              48.93%
MANAGEMENT SMALL                     Special Custody Account
CAP GROWTH FUND                      for the Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
                                     AMA US Equity Master Fund LP                           24.27%
                                     3801 PGA Blvd., Suite 555
                                     Palm Beach Gardens, FL 33410

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             95.85%
FUND                                 101 Montgomery Street
(Class S)                            San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             99.99%
FUND                                 101 Montgomery Street
(Institutional Class)                San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------


      As of November 30, 2004, Directors and officers as a group owned less than 1% of the shares of each class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENTS

      The Adviser, a wholly owned subsidiary of Robeco USA, Inc. ("Robeco USA"), renders advisory services to the Funds pursuant to investment advisory agreements dated December 29, 2003 (the "Advisory Agreements").

      Robeco USA, Inc. ("Robeco USA") owns 100% of the interests of Boston Partners Asset Management, L.L.C. Robeco USA, Inc. is a subsidiary of Robeco Groep N.V. ("Robeco"), a Dutch investment management firm headquartered in Rotterdam, the Netherlands.


      Founded in 1929, Robeco is one of the world's oldest asset management organizations and advisers to investment funds. As of September 30, 2004, Robeco had approximately $135 billion (USD) in assets under management. Robeco is 100% owned by Rabobank Nederland ("Rabobank"). Rabobank is a cooperative bank that is owned by a large number of local banks in the Netherlands and is the only commercial bank in the world rated AAA by the top two major rating agencies.

      As a subsidiary of Robeco USA, Boston Partners is affiliated with Weiss, Peck & Greer Investments and Robeco USA Brokerage Services, divisions of Robeco USA, LLC, and Robeco-Sage Capital Management, LLC. In addition, by virtue of its common control under its parent company, Rabobank, Boston Partners is also affiliated with three broker dealers: Robeco USA Brokerage Services, HCA Securities, Inc., and Rabo Securities USA, Inc. Boston Partners does not execute trades through any of these affiliates.

      Boston Partners has investment discretion for the Funds and will make all decisions affecting the assets of the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. Boston Partners will select investments for the Funds. For its services to the Funds, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund's average daily net assets, 0.75% of the Large Cap Value Fund's average daily net assets, 0.80% of the Mid Cap Value Fund's average daily net assets, 1.25% of the Small Cap Value Fund's average daily net assets and 1.00% of the All-Cap Value Fund's average daily net assets. Until December 31, 2006, Boston Partners has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for : 1) the Institutional Class of the Long/Short Equity Fund, the Large Cap Value Fund, the Mid Cap Value Fund, Small Cap Value Fund and the All-Cap Value Fund of 2.50% (excluding short sale dividend expense), 1.00%, 1.00%, 1.55% and 1.25%, respectively and 2) the Investor Class of the Long/Short Equity Fund, the Large Cap Value Fund, the Mid Cap Value Fund, the Small Cap Value Fund and the All-Cap Value Fund of 2.75% (excluding short sale dividend expense), 1.25%, 1.25%, 1.80% and 1.50%, respectively. There can be no assurance that Boston Partners will continue such waivers after December 31, 2006.

      For the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002 the Funds paid Boston Partners advisory fees and Boston Partners waived advisory fees as follows:


                                             ADVISORY FEES PAID
                                             (AFTER WAIVERS AND
FUND                                          REIMBURSEMENTS)              WAIVERS         REIMBURSEMENTS
----                                          ---------------              -------         --------------
FISCAL YEAR ENDED AUGUST 31, 2004

Small Cap Value                                  $5,923,228                $      0           $      0
Long/Short Equity                                $1,495,216                $128,969           $      0
Large Cap Value                                  $  274,652                $113,946           $      0
Mid Cap Value                                    $  318,787                $150,220           $      0
All-Cap Value                                    $        0                $ 44,027           $ 92,214

FISCAL YEAR ENDED AUGUST 31, 2003

Small Cap Value                                  $3,076,126                $271,498           $      0
Long/Short Equity                                $2,001,419                $243,153           $      0
Large Cap Value                                  $  240,605                $136,064           $      0
Mid Cap Value                                    $  298,737                $145,477           $      0
All-Cap Value                                    $        0                $ 25,455           $101,783

FISCAL YEAR ENDED AUGUST 31, 2002

Small Cap Value                                  $4,576,000                $ 88,156           $      0
Long/Short Equity                                $1,711,261                $174,900           $      0

                                             ADVISORY FEES PAID
                                             (AFTER WAIVERS AND
FUND                                          REIMBURSEMENTS)              WAIVERS         REIMBURSEMENTS
----                                          ---------------              -------         --------------
Large Cap Value                                  $  235,245                $130,116           $      0
Mid Cap Value                                    $  469,280                $161,133           $      0
All-Cap Value (1)                                $        0                $  3,012           $ 23,670


      (1)   Commenced operations July 1, 2002.

      Each class of the Funds bears its own expenses not specifically assumed by Boston Partners. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Boston Partners; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers;
(g) organizational costs; (h) fees to the investment advisers and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and Directors who are not affiliated with a portfolio's investment adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

      Under the Advisory Agreements, Boston Partners will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Company in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

      The Advisory Agreements were most recently renewed on May 27, 2004 for a one year term by a vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by the shareholders of the Funds at a special meeting held on October 25, 2002. The Advisory Agreements are terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of each of the Funds, at any time without penalty, on 90 days' written notice to Boston Partners. The Advisory Agreements may also be terminated by Boston Partners on 60 days' written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.


      In approving the continuation of the Advisory Agreements with Boston Partners, the Directors (including all of the Independent Directors) primarily considered whether approving the Advisory Agreements would be in the best interest of each of the Funds and their respective shareholders, an evaluation largely based on the nature and quality of services provided under the Advisory Agreements and the overall fairness of the agreements to the Funds. The Board of Directors considered specifically, among other matters: (1) the nature, quality and scope of the advisory services, management and personnel provided to the Funds by the Adviser; (2) the amount of fees paid by the Funds to the Adviser as well as fees paid by comparable funds; (3) any compensation received by the Adviser or its affiliates with respect to the Funds; (4) the operating expenses of the Funds, and (5) the policies and practices of the Adviser with respect to portfolio transactions for the Funds.


      After discussion, the Board of Directors concluded that Boston Partners had the capabilities, resources and personnel necessary to manage the Funds. The Board of Directors also concluded that based on the services Boston Partners provides to the Funds under the Advisory Agreements and the expenses incurred by Boston Partners in the performance of such services, the compensation to be paid to Boston Partners was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company to continue the Advisory Agreements for a one-year period.

CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

      PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, is custodian of the Funds' assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Funds' operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, PFPC Trust Company receives a fee of $0.10 per $1,000 on average daily gross assets of each Fund calculated daily and payable monthly, or a minimum monthly fee of

$1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. PFPC Distributors is currently waiving one-half of its minimum annual fee on the All-Cap Value Fund through June 30, 2004.

      PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Funds. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses. PFPC Trust Company is currently waiving one-half of its minimum annual fee on the All-Cap Value Fund through June 30, 2004.


      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Funds' Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Funds will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.


ADMINISTRATION AND ACCOUNTING AGREEMENT


      PFPC serves as administrator to the Funds pursuant to administration and accounting services agreements dated October 16, 1996 with respect to the Large Cap Value Fund, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Small Cap Value Fund II, November 13, 1998 with respect to the Long/Short Equity Fund and July 1, 2002 with respect to the All-Cap Value Fund (the "Administration Agreements"). PFPC has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. For its services to the Funds, PFPC is entitled to receive a fee calculated at an annual rate of .1125% of each Fund's first $200 million of average daily net assets; and .0950% of each Fund's average daily net assets in excess of $200 million. The minimum monthly fee will be $5,833.33 for each Fund, exclusive of out-of-pocket expenses.

      For the fiscal years ended August 31, 2004, 2003 and 2002, the Funds paid PFPC administration and accounting fees and related out-of-pocket expenses as follows:


                                           ADMINISTRATION AND
                                          ACCOUNTING FEES PAID
                                          (AFTER WAIVERS AND
FUND                                        REIMBURSEMENTS)               WAIVERS       REIMBURSEMENTS
----                                        ---------------               -------       --------------
FISCAL YEAR ENDED AUGUST 31, 2004

Small Cap Value                                  $495,037                 $     0             $0
Long/Short Equity                                $ 93,633                 $     0             $0
Large Cap Value                                  $ 74,244                 $     0             $0
Mid Cap Value                                    $ 75,241                 $     0             $0
All-Cap Value                                    $ 45,549                 $29,167             $0

FISCAL YEAR ENDED AUGUST 31, 2003

Small Cap Value                                  $308,949                 $33,476             $0
Long/Short Equity                                $123,544                 $12,470             $0
Large Cap Value                                  $ 73,793                 $ 5,000             $0
Mid Cap Value                                    $ 73,750                 $ 5,000             $0
All-Cap Value                                    $ 41,629                 $37,500             $0

FISCAL YEAR ENDED AUGUST 31, 2002

Small Cap Value                                  $444,077                 $22,339             $0
Long/Short Equity                                $106,811                 $ 6,113             $0
Large Cap Value                                  $ 72,917                 $ 2,083             $0
Mid Cap Value                                    $ 96,173                 $ 2,927             $0
All-Cap Value(1)                                 $  6,149                 $ 6,149             $0


      (1)   Commenced operations July 1, 2002.

      The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Funds' registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

      For the fiscal year ended August 31, the Funds paid PFPC regulatory administration fees as follows:


                                                                   REGULATORY
                                                                ADMINISTRATION
            FUND NAME                                                 FEES          WAIVERS    REIMBURSEMENTS
            FOR THE FISCAL YEAR ENDED AUGUST 31, 2004

            Small Cap Value                                          $76,572           $0           $0
            Long/Short Equity                                        $ 9,389           $0           $0
            Large Cap Value                                          $ 9,150           $0           $0
            Mid Cap Value                                            $10,248           $0           $0
            All-Cap Value                                            $   620           $0           $0

            FOR THE PERIOD JUNE 1, 2003 TO AUGUST 31, 2003

            Small Cap Value                                          $14,275           $0           $0
            Long/Short Equity                                        $ 3,684           $0           $0
            Large Cap Value                                          $ 2,300           $0           $0
            Mid Cap Value                                            $ 2,516           $0           $0
            All-Cap Value                                            $   118           $0           $0


                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION

      PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Funds pursuant to the terms of a distribution agreement, dated as of January 2, 2001 as supplemented on January 2, 2002 (the "Distribution Agreement"). Pursuant to the Distribution Agreement and the related Plans of Distribution, as amended, for the Investor Class (together, the "Plans"), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to solicit orders for the sale of each Fund's shares. Payments to PFPC Distributors under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Investor Class of each of the Funds, at the annual rate set forth in the Investor Class Prospectus.

      For the fiscal years ended August 31, 2004, 2003 and 2002, the Investor Class of each of the Funds paid PFPC Distributors fees as follows:

                                          DISTRIBUTION FEES PAID
                                            (AFTER WAIVERS AND
FUND                                          REIMBURSEMENTS)         WAIVERS      REIMBURSEMENTS
----                                          ---------------         -------      --------------
FISCAL YEAR ENDED AUGUST 31, 2004

Small Cap Value                                   $846,938               $0               $0
Long/Short Equity                                 $ 35,347               $0               $0
Large Cap Value                                   $ 17,518               $0               $0
Mid Cap Value                                     $  9,294               $0               $0
All-Cap Value                                     $    691               $0               $0

FISCAL YEAR ENDED AUGUST 31, 2003

Small Cap Value                                   $525,335               $0               $0
Long/Short Equity                                 $ 93,985               $0               $0
Large Cap Value                                   $ 13,838               $0               $0
Mid Cap Value                                     $  9,770               $0               $0
All-Cap Value                                     $    246               $0               $0

FISCAL YEAR ENDED AUGUST 31, 2002

Small Cap Value                                   $826,252               $0               $0
Long/Short Equity                                 $ 86,659               $0               $0
Large Cap Value                                   $ 13,773               $0               $0
Mid Cap Value                                     $  7,789               $0               $0
All-Cap Value(1)                                  $     24               $0               $0


      (1)   Commenced operations July 1, 2002.

      For the fiscal years ended August 31, 2004, 2003 and 2002, the Funds paid fees to broker-dealers and PFPC Distributors retained fees as follows:


                                                  FEES PAID TO BROKER       FEES RETAINED BY THE
                                                  -------------------       --------------------
                                                        DEALERS                  DISTRIBUTOR
                                                        -------                  -----------
      FISCAL YEAR ENDED AUGUST 31, 2004                 $839,671                      $0

      FISCAL YEAR ENDED AUGUST 31, 2003                 $694,687                      $0

      FISCAL YEAR ENDED AUGUST 31, 2002                 $764,931                      $0


      Among other things, the Plans provide that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund's shares of the Investor Class under the Plans shall not be materially increased without shareholder approval; and
(4) while the Plans remain in effect, the selection and nomination of the Company's Directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not "interested persons" of the Company.

      Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., formerly Fahnestock Co., Inc., a broker-dealer.

ADMINISTRATIVE SERVICES AGENT

      PFPC Distributors provides certain administrative services to the Institutional Class and Investor Class (as of January 1, 2002) of each Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of January 2, 2001 as supplemented January 1, 2002, between the Company and PFPC Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee calculated at the annual rate of .15% of the average daily net assets of each Class. PFPC Distributors is currently waiving fees in excess of .02% of the Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund and Long/Short Equity Fund's average daily net assets. PFPC Distributors is currently waiving fees in excess of .03% of the All-Cap Value Fund's average daily net assets. PFPC Distributors is entitled to a monthly fee of $5,208.33.

      For the fiscal years ended August 31, 2004, 2003 and 2002, PFPC Distributors received administrative services fees from the Funds below as follows:


                                                 ADMINISTRATIVE SERVICES
      FUND                                         FEES (AFTER WAIVERS)            WAIVERS
      ----                                         --------------------            -------
      FISCAL YEAR ENDED AUGUST 31, 2004

      Small Cap Value                                     $44,732                  $      0
      Long/Short Equity                                   $ 6,864                  $      0
      Large Cap Value                                     $ 4,919                  $      0
      Mid Cap Value                                       $ 5,571                  $      0
      All-Cap Value                                       $   414                  $      0

      FISCAL YEAR ENDED AUGUST 31, 2003*

      Small Cap Value                                     $53,562                  $348,153
      Long/Short Equity                                   $19,952                  $129,686
      Large Cap Value                                     $10,046                  $ 65,299
      Mid Cap Value                                       $11,106                  $ 72,194
      All-Cap Value                                       $   764                  $  3,054

                                                 ADMINISTRATIVE SERVICES
      FUND                                         FEES (AFTER WAIVERS)            WAIVERS
      ----                                         --------------------            -------
      FISCAL YEAR ENDED AUGUST 31, 2002**

      Small Cap Value                                     $71,205                  $374,177
      Long/Short Equity                                   $19,172                  $101,137
      Large Cap Value                                     $12,011                  $ 59,151
      Mid Cap Value                                       $20,869                  $ 96,613
      All-Cap Value(1)                                    $    91                  $    361


            (1)   Commenced operations July 1, 2002.

            *     For the Investor Class and Institutional Class.

            ** For the Investor Class (January 1, 2002-August 31, 2002) and the Institutional Class.

                                FUND TRANSACTIONS

      Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

      No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

      For the fiscal year ended August 31, 2004, the Funds paid the following commissions to brokers on account of research services:


FUND                                2004
----                                ----

Small Cap Value                   $118,263
Long/Short Equity                 $194,062
Large Cap Value                   $ 23,925
Mid Cap Value                     $ 22,300
All-Cap Value                     $    962


      The following chart shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years ended August 31:

FUND                                    2004              2003              2002
----                                    ----              ----              ----


Small Cap Value                   $1,029,411        $1,125,324        $1,844,278
Long/Short Equity                 $2,195,459        $3,964,672        $2,536,040
Large Cap Value                   $   71,860        $  159,580        $  160,154
Mid Cap Value                     $  159,762        $  196,599        $  376,660
All-Cap Value(1)                  $    4,649        $    4,396        $    2,414


      (1)   Commenced operations July 1, 2002.

      The commission variances in Long/Short Equity Fund, Large Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund were attributable to either increased or decreased trading activity. The cents of commissions per share did not contribute significantly to any variance, except that for All Cap Value Fund the cents per share had some impact as All Cap Value Fund's trades were co-mingled with other products after initial startup. All Cap Value Fund's increase also was attributed to a full year's trading period in fiscal year ended 2003 versus a two month trading period in fiscal year ended 2002.

      The Funds are required to identify any securities of the Company's regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2004, the following Funds held the following securities:


FUND                                               BROKER DEALER                                         VALUE
----                                               -------------                                         -----
Large Cap Value Fund            Citigroup (parent company of Salomon Smith Barney)                    $1,704,781
                                Goldman Sach Group, Inc.                                              $  322,740
                                J.P. Morgan Chase & Co.                                               $1,013,248

Mid Cap Value                   A.G. Edwards, Inc.                                                    $  817,330


      Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

      The computation of the hypothetical offering price per share of an Institutional and Investor Share of the Funds based on the value of each Fund's net assets on August 31, 2004 and each Fund's Institutional and Investor shares outstanding on such date is as follows:

                                                                         NAV PER     MAXIMUM SALES   MAXIMUM OFFERING
        FUND NAME              NET ASSETS        OUTSTANDING SHARES       SHARE         CHARGE        PRICE TO PUBLIC
INSTITUTIONAL CLASS
Small Cap Value II            $133,060,084             5,835,170          $22.80            --            $22.80
Long/Short Equity             $ 58,293,057             3,964,957          $14.70            --            $14.70
Large Cap Value               $ 42,065,987             3,320,569          $12.67            --            $12.67
Mid Cap Value                 $ 42,239,956             3,208,848          $13.16            --            $13.16
All-Cap Value                 $  5,177,362               389,682          $13.29            --            $13.29

INVESTOR CLASS
Small Cap Value II            $327,568,817            14,541,239          $22.53            --            $22.53
Long/Short Equity             $ 14,322,206               979,721          $14.62            --            $14.62
Large Cap Value               $  8,112,299               630,651          $12.86            --            $12.86
Mid Cap Value                 $  2,819,007               216,541          $13.02            --            $13.02
All-Cap Value                 $    649,373                48,968          $13.26            --            $13.26


                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and
(7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                               VALUATION OF SHARES

      Shares of a class of each Fund are priced at their net asset value ("NAV"). The NAV of a class of each Fund is calculated as follows:


                         Value of Assets Attributable to a Class
           NAV  =      - Value of Liabilities Attributable to the Same Class
                         ---------------------------------------------------
                         Number of Outstanding Shares of the Class

      Each Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.


      Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close are used. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Funds may use a pricing service, bank or broker/dealer experienced in providing valuations to value the Funds' securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Funds' Valuation Committee as determined by procedures adopted by the Board of Directors.

      Subject to the approval of the Company's Board of Directors, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds' Valuation Committee under the direction of the Company's Board of Directors.

                                      TAXES


      Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute out its income to shareholders each year, so that a Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Internal Revenue Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investment in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the portfolio's earnings, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes with respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year and capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Investors should note that the Funds may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.


      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

      Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                  ADDITIONAL INFORMATION CONCERNING FUND SHARES

      The Company has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 26.073 billion shares have been classified into 97 classes as shown in the table below. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.


                                            NUMBER OF                                                         NUMBER OF
                                        AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)           CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------        ----------------------------------------------------------
A (Growth & Income)                             100              YY (Schneider Capital Small Cap
                                                                 Value)                                           100
B                                               100              ZZ                                               100
C (Balanced)                                    100              AAA                                              100
D  (Tax-Free)                                   100              BBB                                              100
E (Money)                                       500              CCC                                              100
F (Municipal Money)                             500              DDD (Robeco Boston Partners
                                                                 Institutional Small Cap Value Fund II)           100
G (Money)                                       500              EEE (Robeco Boston Partners Investors
                                                                 Small Cap Value Fund II)                         100
H (Municipal Money)                             500              FFF                                              100
I (Sansom Money)                              1,500              GGG                                              100
J (Sansom Municipal Money)                      500              HHH                                              100
K (Sansom Government Money)                     500              III (Robeco Boston Partners
                                                                 Institutional Long/Short Equity Fund)            100
L (Bedford Money)                             1,500              JJJ (Robeco Boston Partners Investors            100
                                                                 Long/Short Equity Fund)
M (Bedford Municipal Money)                     500              KKK (Robeco Boston Partners Funds)               100
N (Bedford Government Money)                    500              LLL (Robeco Boston Partners Funds)               100
O (Bedford N.Y. Money)                          500              MMM  (n/i numeric Small Cap Value)               100
P (RBB Government)                              100              Class NNN (Bogle Investment
                                                                 Management Small Cap Growth -                    100
                                                                 Institutional Class)
Q                                               100              Class OOO (Bogle Investment
                                                                 Management Small Cap Growth -                    100
                                                                 Investor Class)

                                            NUMBER OF                                                         NUMBER OF
                                        AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)           CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------        ----------------------------------------------------------
                                                                 Class PPP (Schneider Value Fund)                 100
                                                                 QQQ (Institutional Liquidity Fund              2,500
                                                                 for Credit Unions)
                                                                 RRR (Liquidity Fund for Credit                 2,500
                                                                 Union Members)
R (Municipal Money)                             500              Select (Money)                                   700
S (Government Money)                            500              Beta 2 (Municipal Money)                           1
T                                               500              Beta 3 (Government Money)                          1
U                                               500              Beta 4 (N.Y. Money)                                1
V                                               500              Principal Class (Money)                          700
W                                               100              Gamma 2 (Municipal Money)                          1
X                                                50              Gamma 3 (Government Money)                         1
Y                                                50              Gamma 4 (N.Y. Money)                               1
Z                                                50              Bear Stearns Money                             2,500
AA                                               50              Bear Stearns Municipal Money                   1,500
BB                                               50              Bear Stearns Government Money                  1,000
CC                                               50              Delta 4 (N.Y. Money)                               1
DD                                              100              Epsilon 1 (Money)                                  1
EE                                              100              Epsilon 2 (Municipal Money)                        1
FF (n/i numeric Micro Cap)                       50              Epsilon 3 (Government Money)                       1
GG (n/i numeric Growth)                          50              Epsilon 4 (N.Y. Money)                             1
HH (n/i numeric Mid Cap)                         50              Zeta 1 (Money)                                     1
II (Baker 500 Growth Fund)                      100              Zeta 2 (Municipal Money)                           1
JJ (Baker 500 Growth Fund)                      100              Zeta 3 (Government Money)                          1
KK                                              100              Zeta 4 (N.Y. Money)                                1
LL                                              100              Eta 1 (Money)                                      1
MM                                              100              Eta 2 (Municipal Money)                            1
NN                                              100              Eta 3 (Government Money)                           1
OO                                              100              Eta 4 (N.Y. Money)                                 1
PP                                              100              Theta 1 (Money)                                    1
QQ (Robeco Boston Partners Institutional                         Theta 2 (Municipal Money)                          1
Large Cap)                                      100
RR (Robeco Boston Partners Investors                             Theta 3 (Government Money)                         1
Large Cap)                                      100
SS (Robeco Boston Partners Advisor                               Theta 4 (N.Y. Money)                               1
Large Cap)                                      100
TT (Robeco Boston Partners Investors Mid
Cap)                                            100
UU (Robeco Boston Partners Institutional
Mid Cap)                                        100
VV (Robeco Boston Partners Institutional
All Cap Value)                                  100
WW (Robeco Boston Partners Investors All
Cap Value)                                      100

      The classes of Common Stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Family and the Baker 500 Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in five non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Baker 500 Family represents interests in one non-money market portfolio.

      Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund.

                                  MISCELLANEOUS

COUNSEL

      The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS


      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for all portfolios, except the Money Market Portfolio. Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for the Money Market Portfolio.

      Prior to December 11, 2003, PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for all of the portfolios, performing the annual audit of the Company's financial statements for the fiscal year ended August 31, 2003.


                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto in the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2004 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


      "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2 (low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


      "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:


      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.


      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA"-rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.


      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S


      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


      RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.


            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

            o     "N.M." means not meaningful.


MOODY'S


      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.


      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

RATING TRENDS

      Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

      In addition to confirming or changing ratings, other DBRS rating actions include:

      SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.


      RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS
----------------------

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.


Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                    BOSTON PARTNERS ASSET MANAGEMENT. L.L.C.
                              PROXY VOTING POLICIES

                              AS OF APRIL 15, 2003

                    BOSTON PARTNERS ASSET MANAGEMENT, L.L.C.
                              PROXY VOTING POLICIES
                              AS OF APRIL 15, 2003

                            I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

o     long-term corporate performance record relative to a market index;

o     composition of board and key board committees;

o     corporate governance provisions and takeover activity;

o     nominee's attendance at meetings;

o     nominee's investment in the company;

o     whether a retired CEO sits on the board;

o     whether the chairman is also serving as CEO; and

o whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In the following situations, votes on director nominees will be WITHHELD:

o nominee attends less than 75 percent of the board and committee meetings without a valid excuse;

o nominee implements or renews a dead-hand or modified dead-hand poison pill;

o nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

o nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back)

o nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

o nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

o nominee is an inside director or affiliated outsider and the majority of the board is not independent;

o nominee is an audit committee member when a company's non-audit fees are greater than 50% of all fees paid; and,

o nominee has enacted egregious corporate governance policies or failed to replace management as appropriate.

B.    CHAIRMAN AND CEO ARE THE SAME PERSON

We vote FOR NON-BINDING shareholder proposals that would require the positions of chairman and CEO to be held by different persons. We vote AGAINST BINDING proposals to separate chairman and CEO.

C.    MAJORITY OF INDEPENDENT DIRECTORS

We vote FOR shareholder proposals that request that the board be composed of a majority of independent directors.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

D.    STOCK OWNERSHIP REQUIREMENTS

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

E.    TERM OF OFFICE

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

F.    AGE LIMITS

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

G.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

H.    CHARITABLE CONTRIBUTIONS

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

                               II. PROXY CONTESTS

A.    VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

o long-term financial performance of the target company relative to its industry;

o     management's track record;

o     background to the proxy contest;

o     qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

o     stock ownership positions.

B.    REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are voted AGAINST.

                                  III. AUDITORS

RATIFYING AUDITORS

Proposals to ratify auditors are made on a CASE-BY-CASE basis.

We vote against the ratification of auditors when the company's non-audit fees (ex. Consulting) are greater than 25% of total fees paid to the auditor.

We withhold votes from audit-committee members when the company's non-audit fees (ex. Consulting) are greater than 50& of total fees paid to the auditor.

AUDIT FEES = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

NON-AUDIT FEES = other fees (ex. Consulting)

                           IV. PROXY CONTEST DEFENSES

A.    BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.    SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.    CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We generally vote FOR proposals to restore or permit cumulative voting.

D.    SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.    SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote FOR proposals to allow or make easier shareholder action by written consent.

F.    SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We vote FOR proposals that seek to fix the size of the board.

We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                            V. TENDER OFFER DEFENSES

A.    POISON PILLS

We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We vote FOR shareholder proposals to redeem a company's poison pill.

We vote AGAINST management proposals to ratify a poison pill.

B.    FAIR PRICE PROVISIONS

We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    GREENMAIL

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E.    UNEQUAL VOTING RIGHTS

We vote AGAINST dual class exchange offers.

We vote AGAINST dual class recapitalizations.

F.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.    WHITE SQUIRE PLACEMENTS

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A.    CONFIDENTIAL VOTING

We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote FOR management proposals to adopt confidential voting.

B.    EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.    BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.    SHAREHOLDER ADVISORY COMMITTEES

We vote AGAINST proposals to establish a shareholder advisory committee.

                             VII. CAPITAL STRUCTURE

A.    COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 percent above currently authorized shares, after taking into account any stock split or financing activity.

B.    CAPITAL ISSUANCE REQUESTS

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

We vote FOR general issuance requests with preemptive rights for up to 50 percent of a company's outstanding capital.

We vote FOR general issuance requests without preemptive rights for up to 10 percent of a company's outstanding capital.

Specific issuance requests will be judged on their individual merits.

C.    STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

D.    REVERSE STOCK SPLITS

We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.    PREFERRED STOCK

We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

We vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

F.    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

We vote FOR management proposals to reduce the par value of common stock.

G. PREEMPTIVE RIGHTS

We vote FOR proposals to create preemptive rights.

We vote AGAINST proposals to eliminate preemptive rights.

H.    DEBT RESTRUCTURINGS

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o CHANGE IN CONTROL -- Will the transaction result in a change in control of the company?

o BANKRUPTCY -- Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.    SHARE REPURCHASE PROGRAMS

We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

J.    TRACKING STOCK

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

o     adverse governance charges

o     excessive increases in authorized capital stock

o     unfair method of distribution

o     diminution of voting rights

o     adverse conversion features

o     negative impact on stock option plans

o     other alternatives such as spinoff

                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

We vote against plans that contain:

o     Voting power dilution greater than 12%.

o     Plans that provide too much discretion to directors.

o Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based plans employee plans, we will accept 15% discount.)

o Plans that allow the repricing of underwater stock options without shareholder approval.

A.    MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

B.    DIRECTOR COMPENSATION

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

C.    EMPLOYEE STOCK PURCHASE PLANS

We vote on employee stock purchase plans on a CASE-BY-CASE basis.

D.    OBRA-RELATED COMPENSATION PROPOSALS:

o     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
      FEATURES

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o     AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
Section 162(m) on a CASE-BY-CASE basis.

o     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

We generally vote AGAINST plans with excessive awards (2 million cap).

E.    SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

We vote against all other shareholder proposals that seek to limit executive and director pay.

F.    GOLDEN AND TIN PARACHUTES

We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We vote AGAINST golden parachutes.

G.    EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

H.    401(K) EMPLOYEE BENEFIT PLANS

We vote FOR proposals to implement a 401(k) savings plan for employees.

I.    PENSION PLAN INCOME AND PERFORMANCE-BASED COMPENSATION

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: (1) the amount of pension plan earnings, and (2) the percentage, if any, such pension plan earnings contribute to the company's pre-tax earnings.

                           IX. STATE OF INCORPORATION

A.    VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.    VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                     X. MERGERS AND CORPORATE RESTRUCTURINGS

A.    MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o     anticipated financial and operating benefits;

o     offer price (cost vs. premium);

o     prospects of the combined companies;

o     how the deal was negotiated; and

o     changes in corporate governance and their impact on shareholder rights.

B.    CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.    SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.    ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.    LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.    APPRAISAL RIGHTS

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.    CHANGING CORPORATE NAME

We vote FOR changing the corporate name.

                      XI. CORPORATE GOVERNANCE AND CONDUCT

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

o We support the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

o We support reporting on countries with human rights abuses as ways to protect and manage risk.

o     We support CERES Principles, environmental reporting and MacBride
      Principles.

o     We support high-performance workplace standards.

o     We support fair lending guidelines and disclosure at financial companies.

o     We support reporting on equal opportunity and diversity.

o We oppose resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

                         SCHNEIDER SMALL CAP VALUE FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares (the "Shares") representing interest in the Schneider Small Cap Value Fund (the "Fund") of The RBB Fund, Inc. (the "Company"). This SAI is not a prospectus, and should be read only in conjunction with the Fund's Prospectus, dated December 31, 2004 (the "Prospectus"). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (888) 520-3277. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS


FUND HISTORY AND CLASSIFICATION................................................2

INVESTMENT STRATEGIES..........................................................2

FUNDAMENTAL INVESTMENT LIMITATIONS............................................10

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................12

MANAGEMENT OF THE COMPANY.....................................................13

CODE OF ETHICS................................................................18

PROXY VOTING POLICIES.........................................................18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................18


INVESTMENT ADVISORY AND OTHER SERVICES........................................26


FUND TRANSACTIONS.............................................................31

PURCHASE AND REDEMPTION INFORMATION...........................................32

TELEPHONE TRANSACTION PROCEDURES..............................................33

VALUATION OF SHARES...........................................................33

TAXES.........................................................................34

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................36

MISCELLANEOUS.................................................................39

FINANCIAL STATEMENTS..........................................................39

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                         FUND HISTORY AND CLASSIFICATION


      The Company is an open-end management investment company currently operating or proposing to operate sixteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by a Prospectus, dated December 31, 2004.


                              INVESTMENT STRATEGIES

      The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.


      The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations that are less than the largest company in the Russell 2000(R) Index ("small cap companies") and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.


      Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in small cap companies. The Board of Directors may change the Fund's investment objective and the policies described above without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

      The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Fund's Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund's investment policies and limitations.

ADDITIONAL INFORMATION ON FUND INVESTMENTS

      BANK AND CORPORATE OBLIGATIONS. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor's ("S&P") or Moody's Investors, Inc. ("Moody's") (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

      COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating categories are described in Appendix "A" to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's Adviser pursuant to guidelines approved by the Company's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

      EUROPEAN CURRENCY UNIFICATION. As of January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replace the national currencies of the following member countries: Austria, Belgium, Cyprus, Czech Republic, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuana, Luxembourg, Malta, the Netherlands, Poland, Portugal, Slovakia, Slovenia and Spain. In addition, four new countries, Bulgaria, Croatia, Romania and Turkey are preparing for entry into the EMU.

      The new European Central Bank has control over each member country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

      The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.



      FOREIGN SECURITIES. The Fund may invest in foreign securities, either directly or indirectly through American Depositary Receipts and European Depositary Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. These factors could interfere with the Adviser's ability to sell the securities.

      Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value ("NAV") of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


      FUTURES CONTRACTS. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500(R) Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into a transaction that offsets the financial futures contract. The Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, the Fund may be required to sell off assets it would not otherwise liquidate. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's Adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of the value of its net assets in futures contracts.


      HEDGING INVESTMENTS. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

      INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

      INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies (including exchange-traded funds) to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.



      The Fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds are not regulated by the SEC like registered funds. Investments in unregistered funds may be difficult to sell, which could cause the Fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

      LENDING OF FUND SECURITIES. The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund's total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund's share of income from the loan collateral will be included in its gross investment income.

      Securities lending would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be marked to market daily.


      OPTIONS ON FUTURES. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500(R) and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.


      The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

      Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

      There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The Fund does not presently intend to invest more than 5% of its net assets in options on futures.

      PORTFOLIO TURNOVER. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

      The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.


      The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. It is expected that the Fund's portfolio turnover will range between 50% to 75%. The portfolio turnover rate of the Fund for the fiscal year ended August 31, 2004 was 110.69%, which exceeded the Fund's expected range. The increase in the turnover rate of the Fund was due to an increase of purchases and sales of securities in the Fund's portfolio.


      REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition.

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund's net assets.

      RULE 144A SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities that are illiquid and may be difficult to value. The Fund may purchase securities which are not registered under the 1933 Act, but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

      TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

      U.S. GOVERNMENT OBLIGATIONS. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are U.S. government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.

      The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

      The Company has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or portfolio. The Fund may not:

1. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2. Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

4. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

5. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

6. Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities);

7. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations; or

8. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. government obligations.

      (For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

      The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

      Except as required by the 1940 Act with respect to the borrowing of money and the limitation on illiquid holdings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

      Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless permitted under the 1940 Act.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


      The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund's portfolio securities. The policies relating to the disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public, ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP legal counsel and GCom2Solutions, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. The Company currently discloses the Fund's portfolio holdings information to Morningstar every forty-five days, the next business day after the date of the information to Bloomberg LP every forty-five days, the next business day after the date of the information and to Lipper monthly, the next business day after the date of the information. A designated officer of the Adviser must authorize the disclosure of the Fund's portfolio holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Board of Directors of the Company at the quarterly board meeting following the violation.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                  Director       1988 to present  Since 1969, Director and Vice          14            Director,
Comcast Corporation                                                Chairman, Comcast Corporation                         Comcast
1500 Market Street,                                                (cable television and                               Corporation
35th Floor                                                         communications); Director, NDS
Philadelphia, PA 19102                                             Group PLC (provider of systems
DOB: 7/16/33                                                       and applications for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                   Director       1988 to present  Since 2000, Vice President, Fox        14              None
Fox Chase Cancer Center                                            Chase Cancer Center (biomedical
333 Cottman Avenue                                                 research and medical care); prior
Philadelphia, PA 19111                                             to 2000, Executive Vice
DOB: 12/06/35                                                      President, Fox Chase Cancer
                                                                   Center.
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                 Director       1991 to present  Since December 2000, Director,         14              None
106 Pierrepont Street                                              Gabelli Partners, L.P. (an
Brooklyn, NY 11201                                                 investment partnership); Chief
DOB: 5/21/48                                                       Operating Officer and member of
                                                                   the Board of Directors of
                                                                   Outercurve Technologies (wireless
                                                                   enabling services) until April
                                                                   2001; Chief Operating Officer and
                                                                   member of the Executive Operating
                                                                   Committee of Warburg Pincus Asset
                                                                   Management, Inc.; Executive
                                                                   Officer and Director of Credit
                                                                   Suisse Asset Management
                                                                   Securities, Inc. (formerly
                                                                   Counsellors Securities, Inc.) and
                                                                   Director/Trustee of various
                                                                   investment companies advised by
                                                                   Warburg Pincus Asset Management,
                                                                   Inc. until September 15, 1999;
                                                                   Prior to 1997, Managing Director
                                                                   of Warburg Pincus Asset
                                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                Director       1991 to present  Since 1974, Chairman, Director         14        Director, Moyco
Moyco Technologies, Inc.                                           and President, Moyco                              Technologies,
200 Commerce Drive                                                 Technologies, Inc. (manufacturer                      Inc.
Montgomeryville, PA 18936                                          of precision coated and
DOB: 3/24/34                                                       industrial abrasives). Since
                                                                   1999, Director, Pennsylvania
                                                                   Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                   Director       1991 to present  Since July 2002, Senior Vice           14              None
Oppenheimer & Company, Inc.                                        President and prior thereto,
200 Park Avenue                                                    Executive Vice President of
New York, NY 10166                                                 Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                                       Fahnestock & Co., Inc. (a
                                                                   registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                 Director       2002 to present  Director of PFPC Inc. from             14              None
400 Bellevue Parkway                                               January 1987 to April 2002,
Wilmington, DE 19809                                               Chairman and Chief Executive
DOB: 9/25/38                                                       Officer of PFPC Inc. until April
                                                                   2002, Executive Vice President of
                                                                   PNC Bank, National Association
                                                                   from October 1981 to April 2002,
                                                                   Director of PFPC International
                                                                   Ltd. (financial services) from
                                                                   August 1993 to April 2002,
                                                                   Director of PFPC International
                                                                   (Cayman) Ltd. (financial
                                                                   services) from September 1996 to
                                                                   April 2002; Governor of the
                                                                   Investment Company Institute
                                                                   (investment company industry
                                                                   trade organization) from July
                                                                   1996 to January 2002; Director of
                                                                   PNC Asset Management, Inc.
                                                                   (investment advisory) from
                                                                   September 1994 to March 1998;
                                                                   Director of PNC National Bank
                                                                   from October 1995 to November
                                                                   1997; Director of Haydon Bolts,
                                                                   Inc. (bolt manufacturer) and
                                                                   Parkway Real Estate Company
                                                                   (subsidiary of Haydon Bolts,
                                                                   Inc.) since 1984.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                   President      1991 to present   Certified Public Accountant; Vice      N/A              N/A
400 Bellevue Parkway                 and               and         Chairman of the Board, Fox Chase
4th Floor                         Treasurer      1988 to present   Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                               Pennsylvania School for the Deaf;
DOB: 6/29/24                                                       Trustee Emeritus, Immaculata
                                                                   University; President or Vice
                                                                   President and Treasurer of
                                                                   various investment companies
                                                                   advised by subsidiaries of PNC
                                                                   Bank Corp. from 1981 to 1997;
                                                                   Managing General Partner,
                                                                   President since 2002, Treasurer
                                                                   since 1981 and Chief Compliance
                                                                   Officer since September 2004 of
                                                                   Chestnut Street Exchange Fund;
                                                                   and Director of the Bradford
                                                                   Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                     Secretary       2003 to present   Since 2000, Vice President and         N/A              N/A
301 Bellevue Parkway                                               Counsel, PFPC Inc. (financial
2nd Floor                                                          services company); Associate,
Wilmington, DE 19809                                               Stradley, Ronon, Stevens & Young,
DOB: 1/27/68                                                       LLC (law firm) from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------

Salvatore Faia, Esquire, CPA       Chief          Since 2004       Senior Legal Counsel, PFPC Inc.        N/A              N/A
Vigilant Compliance              Compliance                        from 2002 to 2004; Chief Legal
186 Dundee Drive, Suite 700       Officer                          Counsel, Corviant Corporation
Williamstown, NJ 08094                                             (Investment Adviser,
DOB: 12/25/62                                                      Broker-Dealer and Service
                                                                   Provider to Investment Advisers
                                                                   and Separate Accountant
                                                                   Providers) from 2001 to 2002;
                                                                   Partner, Pepper Hamilton LLP
                                                                   (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------


* Each director oversees fourteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act and the remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Independent Directors, including Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors, including Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors, including Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2003.

                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                         SECURITIES IN ALL REGISTERED
                                                                                       INVESTMENT COMPANIES OVERSEEN BY
                                                                                         DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND              INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------

Julian A. Brodsky                                  None                                              None

Francis J. McKay                             $10,001-$50,000                                     Over $100,000

Arnold M. Reichman                                 None                                              None

Marvin E. Sternberg                                None                                              None

                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                         SECURITIES IN ALL REGISTERED
                                                                                       INVESTMENT COMPANIES OVERSEEN BY
                                                                                         DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND              INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------

J. Richard Carnall                                 None                                              None

Robert Sablowsky                                   None                                          Over $100,000


DIRECTORS' COMPENSATION


      During the past fiscal year ended August 31, 2004, the Company paid each Director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each Director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:


                                                              PENSION OR                           TOTAL COMPENSATION
                                         AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM FUND AND FUND
                                     COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON      COMPLEX PAID TO
NAME OF DIRECTOR                        REGISTRANT          FUND EXPENSES         RETIREMENT           DIRECTORS
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:


Julian A. Brodsky, Director               $23,750                N/A                  N/A               $23,750

Francis J. McKay, Director                $25,000                N/A                  N/A               $25,000

Arnold M. Reichman, Director              $23,750                N/A                  N/A               $23,750

Marvin E. Sternberg, Director             $25,000                N/A                  N/A               $25,000


---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:


J. Richard Carnall, Director
and Chairman                              $29,750                N/A                  N/A               $29,750

Robert Sablowsky, Director                $23,750                N/A                  N/A               $23,750

      As of December 31, 2003, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Companyi-s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                              PROXY VOTING POLICIES

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund's Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund's investment and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-520-3277 and by visiting the SEC website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2004, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.


-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Saxon and Co.                                          96.96%
PORTFOLIO                            c/o PNC Bank, N.A.
(Sansom Street Class)                8800 Tinicum Blvd.
                                     Philadelphia, PA 19153

-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Sharebuilder Securities Corporation for the               92%
PORTFOLIO                            Sole Benefit of Customers
(Bedford Class)                      1000-124th Avenue NE
                                     Bellevue, WA 98005

-----------------------------------------------------------------------------------------------------
                                     Bear Stearns & Co.                                         8%
                                     Omnibus Accounts
                                     P.O. Box 8950
                                     Wilmington, DE 19809

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Public Inst. For Social Security                       20.46%
INVESTORS EMERGING                   1001 19th St., N.
GROWTH FUND                          16th Flr.
                                     Arlington, VA 22209-1722

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                       14.78%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              13.04%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Janis Claflin, Bruce Fetzer and                         7.87%
                                     Winston Franklin
                                     Robert Lehman Trust
                                     The John E. Fetzer Institute, Inc.
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009-5316

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.79%
                                     55 Water St.
                                     Floor 32
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Citibank North America Inc.                            38.70%
INVESTORS GROWTH                     Sargent & Lundy Retirement Trust
FUND                                 Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center
                                     Tampa, FL 33610-9122

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              17.28%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc.                             21.49%
INVESTORS MID CAP                    Special Custody Account for the Exclusive
FUND                                 Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc                              47.48%
INVESTORS SMALL CAP                  Special Custody Account for the Exclusive
VALUE FUND                           Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.74%
                                     For Exclusive Benefit of our Customers
                                     55 Water St., Fl. 32
                                     New York, NY 10041

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                        5.01%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             46.00%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     Northern Trust Company                                 25.17%
                                     FBO AEFC Pension Trust
                                     A/C 22-53582
                                     P. O. Box 92956
                                     Chicago, IL 60675-2956

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Co. trustee                              5.65%
                                     FBO Rabbi Trust for Ladd Furniture, Inc.
                                     Executive Retirement Plan  22-08297
                                     PO Box 92956
                                     Chicago, IL 60675

-----------------------------------------------------------------------------------------------------
                                     City of Manchester NH                                   5.46%
                                     Cemetery Trust
                                     1000 Elm Street
                                     Manchester, NH 03101-1730


-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             64.65%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                       25.42%
                                     For the Exclusive Benefit of our Customers
                                     Attn Mutual Funds, 5th Fl.
                                     200 Liberty St., 1 World Financial Ctr.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  USB                                                    56.06%
CAP VALUE FUND                       Sisters of Order of St. Bene
(Institutional Class)                P.O. Box 1787
                                     Milwaukee, WI 53201-1787

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Co.                             36.54%
                                     FBO American Express
                                     Retirement Serv Plans
                                     Attn:  Pat Brown
                                     50534 AXP Financial Ctr.
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  Charles Schwab & Co., Inc.                             35.37%
CAP VALUE FUND                       Special Custody Account
(Investor Class)                     for Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Financial Svcs. Corp.                         23.84%
                                     for Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds, 5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Lauer & Co.                                             9.86%
SMALL CAP VALUE                      c/o Glenmede Trust Company
FUND II (Institutional Class)        Attn: Marie Knuttel
                                     P.O. Box 58997
                                     Philadelphia, PA 19102-8997

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Company                          6.51%
                                     FBO American Express Retirement
                                     Service Plans
                                     50534 AXP Financial Center
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
                                     Austin College                                          6.51%
                                     900 N. Grand Suite 6F
                                     Sherman, TX 75090-4440

-----------------------------------------------------------------------------------------------------
                                     State Street Bank & Trust Co. Cust                      5.88%
                                     FBO Gustavus Adolphus College
                                     c/o Rich Davis
                                     801 Pennsylvania Avenue
                                     5th Floor, Tower 2
                                     Kansas City, MO 64105

-----------------------------------------------------------------------------------------------------
                                     Putnam Fiduciary Trust Co Trustee                       5.78%
                                     FBO Teco Energy CGP Retirement
                                     Service Plan
                                     One Investors Way
                                     Norwood, MA 02062

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                        5.78%
                                     For the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds 5th Fl
                                     200 Liberty St 1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Hollowbeam & Co. FBO                                    5.77%
                                     Maine Health Access Foundation
                                     200 Newport Avenue, 7th Floor
                                     North Quincy, MA 02171

-----------------------------------------------------------------------------------------------------
                                     Plumbers and Steamfitters                               5.04%
                                     Local No 7 Pension Fund
                                     Robert Valenty Administrator
                                     308 Wolf Road
                                     Latham, NY 12110-4802

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             44.74%
SMALL CAP VALUE                      Special Custody Account
FUND II                              for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      29.74%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                       5.41%
                                     FBO Exclusive Benefit of Our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             37.28%
LONG/SHORT EQUITY                    Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Central Pacific Bank Cust                              17.36%
                                     FBO Hawaii Carpenters Financial
                                     Security Fund
                                     c/o CT Trust Services
                                     80 West Street, Suite 201
                                     Rutland, VT 05701

-----------------------------------------------------------------------------------------------------
                                     National Investor Services Corp.                       15.66%
                                     FBO Exclusive Benefit of our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                      11.93%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                      40.17%
LONG/SHORT EQUITY                    for the Exclusive Benefit of Our Customers
FUND                                 200 Liberty St.
(Investor Class)                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     ADP Clearing and Outsourcing Corp                       9.90%
                                     26 Broadway
                                     New York, NY 10004-1703

-----------------------------------------------------------------------------------------------------
                                     Bear Sterans Securities Corp.                           7.22%
                                     1 Metrotech Center North
                                     Brooklyn, NY 11201-3859

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 Boston Partners Asset Management LP                    45.63%
CAP VALUE FUND                       Attn: Jan Penney
(Institutional Class)                28 State Street
                                     Boston, MA 02109-1775

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      31.14%
                                     for the Exclusive Benefit of Our Customers
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Desmond J. Heathwood                                   13.61%
                                     2 Avery Street, Suite 33E
                                     Boston, MA 02111

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 National Financial Services Corp                       50.44%
CAP VALUE FUND                       FBO Exclusive Benefit of Our Customers
(Investor Class)                     200 Liberty Street
                                     New York, NY  10281

-----------------------------------------------------------------------------------------------------
                                     Edward H. Grant                                        10.57%
                                     and Carol A. Grant
                                     JT Ten Wros
                                     199 East Bay Road
                                     Osterville, MA 02655-2317

-----------------------------------------------------------------------------------------------------
                                     Susan Lupo and Lawrence Lupo                            5.61%
                                     6310 Spotted Fawn Run
                                     Littleton, CO 80125-9039

-----------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP                  Charles Schwab & Co., Inc.                             29.13%
VALUE FUND                           Special Custody Account
                                     for Benefit of Customers
                                     Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Ursinus College Endowment Fund                         16.99%
                                     P.O. Box 1000
                                     Collegeville, PA 19426-1000

-----------------------------------------------------------------------------------------------------
                                     John Frederick Lyness                                   6.48%
                                     81 Hillcrest Ave.
                                     Summit, NJ 07901-2012

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     SCM Retirement Plan                                     5.85%
                                     Profit Sharing Plan
                                     460 E. Swedesford Road, Ste 1080
                                     Wayne, PA 19087-1801

-----------------------------------------------------------------------------------------------------
SCHNEIDER VALUE                      SEI Private Trust Company                              12.75%
FUND                                 c/o Franklin Street Trust
                                     One Freedom Valley Drive
                                     Oaks, PA 19456

-----------------------------------------------------------------------------------------------------
                                     RSM, Limited Partnership                                8.85%
                                     c/o Stephen Lescarbeau
                                     17 Westover Road
                                     Slingerlands, NY  12159-3648

-----------------------------------------------------------------------------------------------------
                                     National Investor Services                              8.73%
                                     097-50000-19
                                     55 Water Street, 32nd Floor
                                     New York, NY  10041-0004

-----------------------------------------------------------------------------------------------------
                                     Glenn E. Becker, John W. Rex                            7.31%
                                     Christopher J. Davis - Trustees
                                     William Dekraff Trust
                                     c/o Germantown Academy Endowment
                                     P.O. Box 287
                                     Fort Washington, PA 19034

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     National Investors Services Corp.                       8.24%
MANAGEMENT SMALL                     for the Exclusive Benefit of Our Customers
CAP GROWTH FUND                      55 Water Street
(Investor Class)                     32nd Floor
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     Charles Schwab & Co, Inc.                              48.93%
MANAGEMENT SMALL                     Special Custody Account
CAP GROWTH FUND                      for the Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
                                     AMA US Equity Master Fund LP                           24.27%
                                     3801 PGA Blvd., Suite 555
                                     Palm Beach Gardens, FL 33410

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             95.85%
FUND                                 101 Montgomery Street
(Class S)                            San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             99.99%
FUND                                 101 Montgomery Street
(Institutional Class)                San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------

      As of November 30, 2004, Directors and officers as a group owned less than 1% of the shares of each class within the Company.


                     INVESTMENT ADVISORY AND OTHER SERVICES

      ADVISORY AGREEMENT. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated September 1, 1998 (the "Advisory Agreement").


      The Adviser is a Pennsylvania corporation controlled by its majority shareholder, Arnold C. Schneider, III. The Adviser has been managing assets for institutional accounts since 1996. The Adviser currently acts as investment adviser for the Company's Schneider Value Fund, also an investment portfolio of the Company, and acts as investment sub-adviser for five other investment companies registered under the 1940 Act including; Quaker Mid-Cap Value Fund; Liberty All-Star Equity Fund; Frank Russell Diversified Equity Fund; Frank Russell Equity Fund and Frank Russell Sovereign - US Equity Pool. As of September 30, 2004, the Adviser managed approximately $3 billion in assets. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


      The Adviser is an active, equity value manager that believes a disciplined fundamental approach can consistently add value in a market that has shown to be extremely efficient with current data, but less so with future events. The Adviser is research intensive and focuses on new ideas, believing that the market is slow to react to change, particularly where out-of-favor stocks are concerned. The Adviser strives to act on them as soon as possible to generate above-average returns.

      The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company's Board of Directors and in accordance with the Fund's stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.00% of the Fund's average daily net assets. Until December 31, 2005, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Fund of 1.10%. There can be no assurance that the Adviser will continue such waiver thereafter.

      The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers;

(g) organizational costs; (h) fees to the Adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the portfolio. If the Fund has multiple classes, each class of the Fund pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Advisory Agreement was approved on May 27, 2004 by vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties ("Disinterested Directors"). Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until August 16, 2005. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending August 16, provided such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. The Advisory Agreement was approved by the initial shareholder of the Fund. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Agreement may also be terminated by the Adviser on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.

      In connection with the approval of the Advisory Agreement, the Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services to be provided to the Fund and the Adviser's experience and qualifications. Among other items, the Board of Directors also reviewed and considered: (1) a report on the Fund's advisory fee structure; (2) a report on the expected assets, advisory fee and expense reimbursements for the Fund; (3) a report comparing: (i) the contractual management fee for the Fund to that of comparable funds, and (ii) the estimated expenses for the Fund to those of its peer group; and (4) a report on soft dollar commissions which included information on the types of research and services expected to be obtained by the Adviser in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions and Brokerage."

      After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Fund. The Board of Directors also concluded that based on the services that the Adviser would provide to the Fund under the Advisory Agreement and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable. Based upon such information, as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company to approve the Advisory Agreement.

      The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows.


       --------------------------------------------------------------------------------------
                                       ADVISORY FEES
                                    (AFTER WAIVERS AND
                                      REIMBURSEMENTS)       WAIVERS        REIMBURSEMENTS
       --------------------------------------------------------------------------------------
       For the fiscal year ended         $255,321           $255,626             $0
       August 31, 2004
       --------------------------------------------------------------------------------------
       For the fiscal year ended         $159,325           $243,385             $0
       August 31, 2003
       --------------------------------------------------------------------------------------
       For the fiscal year ended         $270,535           $197,903             $0
       August 31, 2002
       --------------------------------------------------------------------------------------

      CUSTODIAN AGREEMENT. PFPC Trust Company (the "PFPC Trust") with offices at 8800 Tinicum Blvd, Suite 200, Philadelphia, Pennsylvania 19153, serves as the custodian of the Fund's assets pursuant to a custodian agreement between PFPC Trust and the Company dated August 16, 1998 and supplemented for the Fund on September 1, 1998 (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund
(b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a minimum monthly fee of $1,000, excluding transaction charges and out-of-pocket expenses.


      TRANSFER AGENCY AGREEMENT. PFPC, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 15, 1991 as supplemented (collectively, the "Transfer Agency Agreement"). PFPC (a) issues and redeems shares of the

Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee at the annual rate of $10 per account for the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

      DISTRIBUTION AGREEMENT. PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated as of January 2, 2001 (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the Fund's shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund.

      PFPC Distributors provides certain administrative services to the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement dated January 2, 2001. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee for the previous month calculated at the annual rate of .15% of the Fund's average daily net assets. PFPC Distributors is currently waiving fees in excess of 0.02% of the Fund's average daily net assets.

      The administrative services fees, including waivers and reimbursements for the past three fiscal years are as follows:


         --------------------------------------------------------------------------------------------
                                               ADMINISTRATIVE
                                            SERVICES FEES PAID          WAIVERS        REIMBURSEMENTS
         --------------------------------------------------------------------------------------------
         For the fiscal year ended                $10,219               $66,423              $0
         August 31, 2004
         --------------------------------------------------------------------------------------------
         For the fiscal year ended                $ 8,055               $52,352              $0
         August 31, 2003
         --------------------------------------------------------------------------------------------
         For the fiscal year ended                $11,684               $58,615              $0
         August 31, 2002
         --------------------------------------------------------------------------------------------

      ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. PFPC serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated September 1, 1998 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to, among other things, prepare and file (or assist in the preparation of) certain reports with the SEC and other regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum monthly fee of $8,333.

      The administration fees, including waivers and reimbursements for the past three fiscal years are as follows:


      -----------------------------------------------------------------------------------------
                                     ADMINISTRATION FEES
                                             PAID
                                       (AFTER WAIVERS)             WAIVERS       REIMBURSEMENTS
      -----------------------------------------------------------------------------------------
      For the fiscal year ended            $ 98,302                $7,000               $0
      August 31, 2004
      -----------------------------------------------------------------------------------------
      For the fiscal year ended            $ 96,970                $7,037               $0
      August 31, 2003
      -----------------------------------------------------------------------------------------
      For the fiscal year ended            $102,832                $2,917               $0
      August 31, 2002
      -----------------------------------------------------------------------------------------


      The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

      The regulatory administration fees, including waivers and reimbursements for the most recent fiscal year and for the fiscal period from June 1, 2003 through August 31, 2003 are as follows:


      -----------------------------------------------------------------------------------------
                                           REGULATORY
                                      ADMINISTRATION FEES        WAIVERS         REIMBURSEMENTS
      -----------------------------------------------------------------------------------------
      For the fiscal year ended              $8,484                $0                  $0
      August 31, 2004
      -----------------------------------------------------------------------------------------
      For the fiscal period                  $2,189                $0                  $0
      June 1, 2003 through
      August 31, 2003
      -----------------------------------------------------------------------------------------

                                FUND TRANSACTIONS

      Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.


      The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. For the fiscal year ended August 31, 2004, the Fund paid $44,033 in aggregate commissions to brokers on account of research services.


      The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio's participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

      The Fund paid brokerage commissions as follows:


      ----------------------------------------------------------------
                                                           Brokerage
                                                      Commissions Paid
                                                      ----------------
      ----------------------------------------------------------------
      For the fiscal year ended August 31, 2004           $293,302
      ----------------------------------------------------------------
      For the fiscal year ended August 31, 2003           $266,185
      ----------------------------------------------------------------
      For the fiscal year ended August 31, 2002           $231,484
      ----------------------------------------------------------------


      The increase in brokerage commissions over the last fiscal year was a result of the increase and subsequent decrease of Fund assets.

      The Fund expects that its annual portfolio turnover rate will not exceed 75%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year.

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

      The computation of the hypothetical offering price per Share of the Fund based on the value of the Fund's net assets on August 31, 2004 and the Fund's Shares outstanding on such date is as follows:

SCHNEIDER SMALL CAP VALUE FUND
------------------------------


Net Assets...........................................$48,844,533

Outstanding Shares.....................................1,678,928

NAV per Share.............................................$29.09

Maximum Offering Price to Public..........................$29.09


                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days (defined below) of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                               VALUATION OF SHARES

      Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:


                          Value of Assets Attributable to a Class
            NAV   =     - Value of Liabilities Attributable to the Same Class
                          ---------------------------------------------------
                          Number of Outstanding Shares of the Class

      The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

      Securities which are listed on stock exchanges are valued at the last reported sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and ask price available prior to valuation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the closing or last reported sale price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time). Securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and ask price available prior to valuation. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value a Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Fair Market Value Committee as determined by procedures adopted by the Board of Directors.


      Subject to the approval of the Company's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Fair Market Value Committee under the direction of the Company's Board of Directors.


                                      TAXES

      The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes with respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

      Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.073 billion shares have been classified into 97 classes as shown in the table below. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.


                                            NUMBER OF                                                       NUMBER OF
                                        AUTHORIZED SHARES                                               AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)         CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------      ----------------------------------------------------------
A (Growth & Income)                            100             BBB                                              100
B                                              100             CCC                                              100
C (Balanced)                                   100             DDD (Robeco Boston Partners
                                                               Institutional Small Cap Value Fund II)           100
D  (Tax-Free)                                  100             EEE (Robeco Boston Partners Investors
                                                               Small Cap Value Fund II)                         100
E (Money)                                      500             FFF                                              100
F (Municipal Money)                            500             GGG                                              100
G (Money)                                      500             HHH                                              100
H (Municipal Money)                            500             III (Robeco Boston Partners Long/Short
                                                               Equity-Institutional Class)                      100
I (Sansom Money)                             1,500             JJJ (Robeco Boston Partners Long/Short
                                                               Equity-Investor Class)                           100
J (Sansom Municipal Money)                     500             KKK (Robeco Boston Partners Funds)               100
K (Sansom Government Money)                    500             LLL (Robeco Boston Partners Funds)               100
L (Bedford Money)                            1,500             MMM  (n/i numeric Small Cap Value)               100
M (Bedford Municipal Money)                    500             Class NNN (Bogle Investment
                                                               Management Small Cap Growth -                    100
                                                               Institutional Class)
N (Bedford Government Money)                   500             Class OOO (Bogle Investment
                                                               Management Small Cap Growth -                    100
                                                               Investor Class)
O (Bedford N.Y. Money)                         500             Class PPP (Schneider Value Fund)                 100
P (RBB Government)                             100             Class QQQ (Institutional                       2,500
                                                               Liquidity Fund for Credit Unions)
Q                                              100             Class RRR (Liquidity Fund for                  2,500
                                                               Credit Unions)
R (Municipal Money)                            500             Select (Money)                                   700
S (Government Money)                           500             Beta 2 (Municipal Money)                           1
T                                              500             Beta 3 (Government Money)                          1
U                                              500             Beta 4 (N.Y. Money)                                1
V                                              500             Principal Class (Money)                          700
W                                              100             Gamma 2 (Municipal Money)                          1
X                                               50             Gamma 3 (Government Money)                         1
Y                                               50             Gamma 4 (N.Y. Money)                               1
Z                                               50             Bear Stearns Money                             2,500
AA                                              50             Bear Stearns Municipal Money                   1,500
BB                                              50             Bear Stearns Government Money                  1,000

                                            NUMBER OF                                                       NUMBER OF
                                        AUTHORIZED SHARES                                               AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)         CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------      ----------------------------------------------------------
CC                                              50             Delta 4 (N.Y. Money)                               1
DD                                             100             Epsilon 1 (Money)                                  1
EE                                             100             Epsilon 2 (Municipal Money)                        1
FF (n/i numeric Emerging Growth)                50             Epsilon 3 (Government Money)                       1
GG (n/i numeric Growth)                         50             Epsilon 4 (N.Y. Money)                             1
HH (n/i numeric Mid Cap)                        50             Zeta 1 (Money)                                     1
II (Baker 500 Growth Fund)                     100             Zeta 2 (Municipal Money)                           1
JJ (Baker 500 Growth Fund)                     100             Zeta 3 (Government Money)                          1
KK                                             100             Zeta 4 (N.Y. Money)                                1
LL                                             100             Eta 1 (Money)                                      1
MM                                             100             Eta 2 (Municipal Money)                            1
NN                                             100             Eta 3 (Government Money)                           1
OO                                             100             Eta 4 (N.Y. Money)                                 1
PP                                             100             Theta 1 (Money)                                    1
QQ (Robeco Boston Partners Institutional                       Theta 2 (Municipal Money)                          1
Large Cap)                                     100
RR (Robeco Boston Partners Investors Large                     Theta 3 (Government Money)                         1
Cap)                                           100
SS (Robeco Boston Partners Advisor Large                       Theta 4 (N.Y. Money)                               1
Cap)                                           100
TT (Robeco Boston Partners Investors Mid
Cap)                                           100
UU (Robeco Boston Partners Institutional
Mid Cap)                                       100
VV (Robeco Boston Partners Institutional
All Cap Value)                                 100
WW (Robeco Boston Partners Investors All
Cap Value)                                     100
YY (Schneider Capital Small Cap
Value)                                         100
ZZ                                             100
AAA                                            100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Baker 500 Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in five non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Baker 500 Family represents interests in one non-money market portfolio.


      Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even if a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Holders of shares of the Fund will vote in the aggregate on all matters. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and factional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or portfolio means, with respect to the approval of an investment advisory or distribution agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or portfolio..

                                  MISCELLANEOUS

      COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103-6996 serves as independent counsel to the Company and the Disinterested Directors.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for all portfolios, except the Money Market Portfolio. Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for the Money Market Portfolio.

      Prior to December 11, 2003, PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for all of the portfolios, performing the annual audit of the Company's financial statements for the fiscal year ended August 31, 2003.


                              FINANCIAL STATEMENTS


      The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


      "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2

(low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.


      "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


      "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:


      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA"-rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S


      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


      RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.


            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

            o     "N.M." means not meaningful.


MOODY'S


      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.


      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".


DBRS

RATING TRENDS

      Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

      In addition to confirming or changing ratings, other DBRS rating actions include:

      SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.


      RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


MUNICIPAL NOTE RATINGS
----------------------

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.


Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                             PROXY POLICY STATEMENT

                                  INTRODUCTION

                               STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made "solely in the best interest of the client's plan participants and beneficiaries."

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation's affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM's voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

                             CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client's investment. SCM gives special consideration to "out of the ordinary" matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

                              CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

I.    CORPORATE GOVERNANCE:

      A.    BOARD OF DIRECTORS:
            -------------------

            A company's board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM's guidelines are as follows:

            1. ELECTION OF DIRECTORS: While SCM normally votes for the board's nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

            2. INDEPENDENT DIRECTORS: In SCM's opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director's loyalty to the shareholders.

            3. CUMULATIVE VOTING: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

            4. CLASSIFIED BOARD: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM's opinion, a classified board serves to entrench management and limit shareholders' ability to effect favorable change. Consequently, SCM generally opposes classified boards.

            5. DIRECTOR LIABILITY AND INDEMNIFICATION: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors' liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

            6. DIRECTOR COMPENSATION: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors' compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company's access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

            7. GENERAL: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

      B. CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of "blank check" preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients' common stock ownership.

            1. INCREASE AUTHORIZED COMMON STOCK: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

            2. AUTHORIZE BLANK CHECK PREFERRED STOCK: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. "Blank check" preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

            3. AUTHORIZE CONVERTIBLE STOCK: SCM would review the rationale on a case-by-case basis taking into account the company's current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is "blank check" in nature, where the company's rationale is unclear, and where the request appears to blunt possible takeover attempts.

      C. SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

            1. CONFIDENTIAL VOTING should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

            2. MULTIPLE CLASSES OF COMMON STOCK with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

            3. SUPER-MAJORITY rules or requirements which interfere with the shareholder's right to elect directors and ratify corporate actions should be opposed.

            4. CHANGES IN CORPORATION'S DOMICILE should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

            5. CHANGE OF CONTROL occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

            6. FAIR PRICE PROVISIONS and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

            7. PRE-EMPTIVE RIGHTS allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM's analysis concludes such rights have value to the shareholders.

            8. "ANTI-TAKEOVER" measures should be submitted for shareholder approval. SCM is generally against such measures.

            9. BUNDLED PROPOSALS: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

            10. SPECIAL MEETINGS of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

      D. EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound "pay for performance" plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

            1. INCENTIVE PLANS should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

            2. STOCK/STOCK OPTION PLANS: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

            3. GOLDEN PARACHUTES should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

      E. ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to "approve any other business that properly comes before the meeting." As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

            1.    Appointment of Auditors

            2.    Corporate Name and/or Ticker Change

            3.    Approval of Articles of Incorporation

            4.    Changes to the Articles of Incorporation

            5.    Changes in the Date, Time and/or Location of Annual Meeting

            6.    Stock Splits

            7.    Acceptance of Director's Report

            8.    Approval of Corporate Dividend

II. SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

                        DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

                                    REPORTING

In order to facilitate a client's monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

                              SCHNEIDER VALUE FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares (the "Shares") representing interests in the Schneider Value Fund (the "Fund") of The RBB Fund, Inc. (the "Company"). This SAI is not a prospectus, and should be read only in conjunction with the Fund's Prospectus, dated December 31, 2004 (the "Prospectus"). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (888) 520-3277. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS


FUND HISTORY AND CLASSIFICATION................................................2

INVESTMENT STRATEGIES..........................................................2

FUNDAMENTAL INVESTMENT LIMITATIONS.............................................9

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................11

MANAGEMENT OF THE COMPANY.....................................................12

CODE OF ETHICS................................................................18

PROXY VOTING POLICIES.........................................................18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................18


INVESTMENT ADVISORY AND OTHER SERVICES........................................26

FUND TRANSACTIONS.............................................................31


PURCHASE AND REDEMPTION INFORMATION...........................................32

TELEPHONE TRANSACTION PROCEDURES..............................................33

VALUATION OF SHARES...........................................................33

TAXES.........................................................................34

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................36

MISCELLANEOUS.................................................................39

FINANCIAL STATEMENTS..........................................................39

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                         FUND HISTORY AND CLASSIFICATION


      The Company is an open-end management investment company currently operating or proposing to operate sixteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940 (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by a Prospectus, dated December 31, 2004.


                              INVESTMENT STRATEGIES

      The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

      The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have a market capitalization of $1 billion or greater and which Schneider Capital Management (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

      Under normal circumstances, at least 65% of the Fund's net assets (including borrowings for investment purposes) will be invested in companies with capitalizations as described above. The Adviser examines various factors in determining the value characteristics of such companies including price-to-book value ratios and price-to-earnings ratios.

      The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Fund's Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund's investment policies and limitations.

ADDITIONAL INFORMATION ON FUND INVESTMENTS

      BANK AND CORPORATE OBLIGATIONS. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor's ("S&P") or Moody's Investors, Inc. ("Moody's")(or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

      COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating categories are described in Appendix "A" to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's Adviser pursuant to guidelines approved by the Company's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.



      FOREIGN SECURITIES. The Fund may invest in foreign securities, either directly or indirectly through American Depositary Receipts and European Depositary Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. These factors could interfere with the Adviser's ability to sell the securities.

      Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value ("NAV") of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.


      FUTURES CONTRACTS. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500(R) Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into a transaction that offsets the financial futures contract. The Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, the Fund may be required to sell off assets it would not otherwise liquidate. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of the value of its net assets in futures contracts.


      HEDGING INVESTMENTS. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

      INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.



      INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies (including exchange-traded funds) to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.



      The Fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds are not regulated by the SEC like registered funds. Investments in unregistered funds may be difficult to sell, which could cause the Fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

      LENDING OF FUND SECURITIES. The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund's total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund's share of income from the loan collateral will be included in its gross investment income.

      Securities lending would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be marked to market daily.


      OPTIONS ON FUTURES. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500(R) Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.


      The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

      Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

      There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The Fund does not presently intend to invest more than 5% of its net assets in options on futures.

      PORTFOLIO TURNOVER. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

      The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.


      The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. It is expected that the Fund's portfolio turnover will range between 50% to 75%. The portfolio turnover rate of the Fund for the fiscal year ended August 31, 2004 was 116.60%, which exceeded the Fund's expected range. The increase in the turnover rate of the Fund was due to an increase of purchases and sales of securities in the Fund's portfolio.


      REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition.

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund's net assets.

      RULE 144A SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities that are illiquid and may be difficult to value. The Fund may purchase securities which are not registered under the 1933 Act, as amended, but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

      TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

      U.S. GOVERNMENT OBLIGATIONS. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are U.S. government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.

      The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

      The Company has adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular class, series or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such class, series or portfolio. The Fund may not:

1. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2. Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

4. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

5. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

6. Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities);

7. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations; or

8. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. government obligations.

      (For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

      The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

      Except as required by the 1940 Act with respect to the borrowing of money and the limitation on illiquid holdings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

      Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


      The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund's portfolio securities. The policies relating to the disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel and GCom2Solutions, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. The Company currently discloses the Fund's portfolio holdings information to Morningstar every forty-five days, the next business day after the date of the information, and to Bloomberg LP every forty-five days, the next business day after the date of the information. A designated officer of the Adviser must authorize the disclosure of the Fund's portfolio holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Board of Directors of the Company at the quarterly board meeting following the violation.



                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                  Director       1988 to present  Since 1969, Director and Vice          14            Director,
Comcast Corporation                                                Chairman, Comcast Corporation                         Comcast
1500 Market Street,                                                (cable television and                               Corporation
35th Floor                                                         communications); Director, NDS
Philadelphia, PA 19102                                             Group PLC (provider of systems
DOB: 7/16/33                                                       and applications for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                   Director       1988 to present  Since 2000, Vice President, Fox        14              None
Fox Chase Cancer Center                                            Chase Cancer Center (biomedical
333 Cottman Avenue                                                 research and medical care); prior
Philadelphia, PA 19111                                             to 2000, Executive Vice
DOB: 12/06/35                                                      President, Fox Chase Cancer
                                                                   Center.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                 Director       1991 to present  Since December 2000, Director,         14              None
106 Pierrepont Street                                              Gabelli Partners, L.P. (an
Brooklyn, NY 11201                                                 investment partnership); Chief
DOB: 5/21/48                                                       Operating Officer and member of
                                                                   the Board of Directors of
                                                                   Outercurve Technologies (wireless
                                                                   enabling services) until April
                                                                   2001; Chief Operating Officer and
                                                                   member of the Executive Operating
                                                                   Committee of Warburg Pincus Asset
                                                                   Management, Inc.; Executive
                                                                   Officer and Director of Credit
                                                                   Suisse Asset Management
                                                                   Securities, Inc. (formerly
                                                                   Counsellors Securities, Inc.) and
                                                                   Director/Trustee of various
                                                                   investment companies advised by
                                                                   Warburg Pincus Asset Management,
                                                                   Inc. until September 15, 1999;
                                                                   Prior to 1997, Managing Director
                                                                   of Warburg Pincus Asset
                                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                Director       1991 to present  Since 1974, Chairman, Director         14        Director, Moyco
Moyco Technologies, Inc.                                           and President, Moyco                              Technologies,
200 Commerce Drive                                                 Technologies, Inc. (manufacturer                      Inc.
Montgomeryville, PA 18936                                          of precision coated and
DOB: 3/24/34                                                       industrial abrasives). Since
                                                                   1999, Director, Pennsylvania
                                                                   Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                   Director       1991 to present  Since July 2002, Senior Vice           14              None
Oppenheimer & Company, Inc.                                        President and prior thereto,
200 Park Avenue                                                    Executive Vice President of
New York, NY 10166                                                 Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                                       Fahnestock & Co., Inc. (a
                                                                   registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                 Director       2002 to present  Director of PFPC Inc. from             14              None
400 Bellevue Parkway                                               January 1987 to April 2002,
Wilmington, DE 19809                                               Chairman and Chief Executive
DOB: 9/25/38                                                       Officer of PFPC Inc. until April
                                                                   2002, Executive Vice President of
                                                                   PNC Bank, National Association
                                                                   from October 1981 to April 2002,
                                                                   Director of PFPC International
                                                                   Ltd. (financial services) from
                                                                   August 1993 to April 2002,
                                                                   Director of PFPC International
                                                                   (Cayman) Ltd. (financial
                                                                   services) from September 1996 to
                                                                   April 2002; Governor of the
                                                                   Investment Company Institute
                                                                   (investment company industry
                                                                   trade organization) from July
                                                                   1996 to January 2002; Director of
                                                                   PNC Asset Management, Inc.
                                                                   (investment advisory) from
                                                                   September 1994 to March 1998;
                                                                   Director of PNC National Bank
                                                                   from October 1995 to November
                                                                   1997; Director of Haydon Bolts,
                                                                   Inc. (bolt manufacturer) and
                                                                   Parkway Real Estate Company
                                                                   (subsidiary of Haydon Bolts,
                                                                   Inc.) since 1984.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                   President      1991 to present   Certified Public Accountant; Vice      N/A              N/A
400 Bellevue Parkway                 and               and         Chairman of the Board, Fox Chase
4th Floor                         Treasurer      1988 to present   Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                               Pennsylvania School for the Deaf;
DOB: 6/29/24                                                       Trustee Emeritus, Immaculata
                                                                   University; President or Vice
                                                                   President and Treasurer of
                                                                   various investment companies
                                                                   advised by subsidiaries of PNC
                                                                   Bank Corp. from 1981 to 1997;
                                                                   Managing General Partner,
                                                                   President since 2002, Treasurer
                                                                   since 1981 and Chief Compliance
                                                                   Officer since September 2004 of
                                                                   Chestnut Street Exchange Fund;
                                                                   and Director of the Bradford
                                                                   Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                     Secretary       2003 to present   Since 2000, Vice President and         N/A              N/A
301 Bellevue Parkway                                               Counsel, PFPC Inc. (financial
2nd Floor                                                          services company); Associate,
Wilmington, DE 19809                                               Stradley, Ronon, Stevens & Young,
DOB: 1/27/68                                                       LLC (law firm) from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------

Salvatore Faia, Esquire, CPA       Chief          Since 2004       Senior Legal Counsel, PFPC Inc.        N/A              N/A
Vigilant Compliance              Compliance                        from 2002 to 2004; Chief Legal
186 Dundee Drive, Suite 700       Officer                          Counsel, Corviant Corporation
Williamstown, NJ 08094                                             (Investment Adviser,
DOB: 12/25/62                                                      Broker-Dealer and Service
                                                                   Provider to Investment Advisers
                                                                   and Separate Accountant
                                                                   Providers) from 2001 to 2002;
                                                                   Partner, Pepper Hamilton LLP
                                                                   (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------


* Each director oversees fourteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act and the remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Independent Directors, including Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors, including Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors, including Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2003.

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL REGISTERED
                                                                         INVESTMENT COMPANIES OVERSEEN BY
                                       DOLLAR RANGE OF                     DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR            EQUITY SECURITIES IN THE FUND                  INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------
                                          DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------

Julian A. Brodsky                            None                                      None

Francis J. McKay                             None                                  Over $100,000

Arnold M. Reichman                           None                                      None

Marvin E. Sternberg                          None                                      None

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL REGISTERED
                                                                         INVESTMENT COMPANIES OVERSEEN BY
                                       DOLLAR RANGE OF                     DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR            EQUITY SECURITIES IN THE FUND                  INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------
                                            INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------

J. Richard Carnall                           None                                      None

Robert Sablowsky                             None                                  Over $100,000


DIRECTORS' COMPENSATION


      During the past fiscal year ended August 31, 2004, the Company paid each Director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each Director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:


                                                              PENSION OR                           TOTAL COMPENSATION
                                         AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM FUND AND FUND
                                     COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON      COMPLEX PAID TO
NAME OF DIRECTOR                        REGISTRANT          FUND EXPENSES         RETIREMENT           DIRECTORS
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:


Julian A. Brodsky, Director               $23,750                N/A                  N/A               $23,750

Francis J. McKay, Director                $25,000                N/A                  N/A               $25,000

Arnold M. Reichman, Director              $23,750                N/A                  N/A               $23,750

Marvin E. Sternberg, Director             $25,000                N/A                  N/A               $25,000


---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:


J. Richard Carnall, Director
and Chairman                              $29,750                N/A                  N/A               $29,750

Robert Sablowsky, Director                $23,750                N/A                  N/A               $23,750


      As of December 31, 2003, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                              PROXY VOTING POLICIES

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund's Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund's investment and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-520-3277 and by visiting the SEC website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2004, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Saxon and Co.                                          96.96%
PORTFOLIO                            c/o PNC Bank, N.A.
(Sansom Street Class)                8800 Tinicum Blvd.
                                     Philadelphia, PA 19153

-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Sharebuilder Securities Corporation for the               92%
PORTFOLIO                            Sole Benefit of Customers
(Bedford Class)                      1000-124th Avenue NE
                                     Bellevue, WA 98005

-----------------------------------------------------------------------------------------------------
                                     Bear Stearns & Co.                                         8%
                                     Omnibus Accounts
                                     P.O. Box 8950
                                     Wilmington, DE 19809

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Public Inst. For Social Security                       20.46%
INVESTORS EMERGING                   1001 19th St., N.
GROWTH FUND                          16th Flr.
                                     Arlington, VA 22209-1722

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                       14.78%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              13.04%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Janis Claflin, Bruce Fetzer and                         7.87%
                                     Winston Franklin
                                     Robert Lehman Trust
                                     The John E. Fetzer Institute, Inc.
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009-5316

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.79%
                                     55 Water St.
                                     Floor 32
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Citibank North America Inc.                            38.70%
INVESTORS GROWTH                     Sargent & Lundy Retirement Trust
FUND                                 Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center
                                     Tampa, FL 33610-9122

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              17.28%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc.                             21.49%
INVESTORS MID CAP                    Special Custody Account for the Exclusive
FUND                                 Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc                              47.48%
INVESTORS SMALL CAP                  Special Custody Account for the Exclusive
VALUE FUND                           Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.74%
                                     For Exclusive Benefit of our Customers
                                     55 Water St., Fl. 32
                                     New York, NY 10041

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                        5.01%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             46.00%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     Northern Trust Company                                 25.17%
                                     FBO AEFC Pension Trust
                                     A/C 22-53582
                                     P. O. Box 92956
                                     Chicago, IL 60675-2956

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Co. trustee                              5.65%
                                     FBO Rabbi Trust for Ladd Furniture, Inc.
                                     Executive Retirement Plan  22-08297
                                     PO Box 92956
                                     Chicago, IL 60675

-----------------------------------------------------------------------------------------------------
                                     City of Manchester NH                                   5.46%
                                     Cemetery Trust
                                     1000 Elm Street
                                     Manchester, NH 03101-1730

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             64.65%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                       25.42%
                                     For the Exclusive Benefit of our Customers
                                     Attn Mutual Funds, 5th Fl.
                                     200 Liberty St., 1 World Financial Ctr.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  USB                                                    56.06%
CAP VALUE FUND                       Sisters of Order of St. Bene
(Institutional Class)                P.O. Box 1787
                                     Milwaukee, WI 53201-1787

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Co.                             36.54%
                                     FBO American Express
                                     Retirement Serv Plans
                                     Attn:  Pat Brown
                                     50534 AXP Financial Ctr.
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  Charles Schwab & Co., Inc.                             35.37%
CAP VALUE FUND                       Special Custody Account
(Investor Class)                     for Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Financial Svcs. Corp.                         23.84%
                                     for Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds, 5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Lauer & Co.                                             9.86%
SMALL CAP VALUE                      c/o Glenmede Trust Company
FUND II (Institutional Class)        Attn: Marie Knuttel
                                     P.O. Box 58997
                                     Philadelphia, PA 19102-8997

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Company                          6.51%
                                     FBO American Express Retirement
                                     Service Plans
                                     50534 AXP Financial Center
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
                                     Austin College                                          6.51%
                                     900 N. Grand Suite 6F
                                     Sherman, TX 75090-4440

-----------------------------------------------------------------------------------------------------
                                     State Street Bank & Trust Co. Cust                      5.88%
                                     FBO Gustavus Adolphus College
                                     c/o Rich Davis
                                     801 Pennsylvania Avenue
                                     5th Floor, Tower 2
                                     Kansas City, MO 64105

-----------------------------------------------------------------------------------------------------
                                     Putnam Fiduciary Trust Co Trustee                       5.78%
                                     FBO Teco Energy CGP Retirement
                                     Service Plan
                                     One Investors Way
                                     Norwood, MA 02062

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                        5.78%
                                     For the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds 5th Fl
                                     200 Liberty St 1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Hollowbeam & Co. FBO                                    5.77%
                                     Maine Health Access Foundation
                                     200 Newport Avenue, 7th Floor
                                     North Quincy, MA 02171

-----------------------------------------------------------------------------------------------------
                                     Plumbers and Steamfitters                               5.04%
                                     Local No 7 Pension Fund
                                     Robert Valenty Administrator
                                     308 Wolf Road
                                     Latham, NY 12110-4802

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             44.74%
SMALL CAP VALUE                      Special Custody Account
FUND II                              for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      29.74%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                       5.41%
                                     FBO Exclusive Benefit of Our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             37.28%
LONG/SHORT EQUITY                    Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Central Pacific Bank Cust                              17.36%
                                     FBO Hawaii Carpenters Financial
                                     Security Fund
                                     c/o CT Trust Services
                                     80 West Street, Suite 201
                                     Rutland, VT 05701

-----------------------------------------------------------------------------------------------------
                                     National Investor Services Corp.                       15.66%
                                     FBO Exclusive Benefit of our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                      11.93%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                      40.17%
LONG/SHORT EQUITY                    for the Exclusive Benefit of Our Customers
FUND                                 200 Liberty St.
(Investor Class)                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     ADP Clearing and Outsourcing Corp                       9.90%
                                     26 Broadway
                                     New York, NY 10004-1703

-----------------------------------------------------------------------------------------------------
                                     Bear Sterans Securities Corp.                           7.22%
                                     1 Metrotech Center North
                                     Brooklyn, NY 11201-3859

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 Boston Partners Asset Management LP                    45.63%
CAP VALUE FUND                       Attn: Jan Penney
(Institutional Class)                28 State Street
                                     Boston, MA 02109-1775

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      31.14%
                                     for the Exclusive Benefit of Our Customers
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Desmond J. Heathwood                                   13.61%
                                     2 Avery Street, Suite 33E
                                     Boston, MA 02111

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 National Financial Services Corp                       50.44%
CAP VALUE FUND                       FBO Exclusive Benefit of Our Customers
(Investor Class)                     200 Liberty Street
                                     New York, NY 10281

-----------------------------------------------------------------------------------------------------
                                     Edward H. Grant                                        10.57%
                                     and Carol A. Grant
                                     JT Ten Wros
                                     199 East Bay Road
                                     Osterville, MA 02655-2317

-----------------------------------------------------------------------------------------------------
                                     Susan Lupo and Lawrence Lupo                            5.61%
                                     6310 Spotted Fawn Run
                                     Littleton, CO 80125-9039

-----------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP                  Charles Schwab & Co., Inc.                             29.13%
VALUE FUND                           Special Custody Account
                                     for Benefit of Customers
                                     Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Ursinus College Endowment Fund                         16.99%
                                     P.O. Box 1000
                                     Collegeville, PA 19426-1000

-----------------------------------------------------------------------------------------------------
                                     John Frederick Lyness                                   6.48%
                                     81 Hillcrest Ave.
                                     Summit, NJ 07901-2012

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     SCM Retirement Plan                                     5.85%
                                     Profit Sharing Plan
                                     460 E. Swedesford Road, Ste 1080
                                     Wayne, PA 19087-1801

-----------------------------------------------------------------------------------------------------
SCHNEIDER VALUE                      SEI Private Trust Company                              12.75%
FUND                                 c/o Franklin Street Trust
                                     One Freedom Valley Drive
                                     Oaks, PA 19456

-----------------------------------------------------------------------------------------------------
                                     RSM, Limited Partnership                                8.85%
                                     c/o Stephen Lescarbeau
                                     17 Westover Road
                                     Slingerlands, NY 12159-3648

-----------------------------------------------------------------------------------------------------
                                     National Investor Services                              8.73%
                                     097-50000-19
                                     55 Water Street, 32nd Floor
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     Glenn E. Becker, John W. Rex                            7.31%
                                     Christopher J. Davis - Trustees
                                     William Dekraff Trust
                                     c/o Germantown Academy Endowment
                                     P.O. Box 287
                                     Fort Washington, PA 19034

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     National Investors Services Corp.                       8.24%
MANAGEMENT SMALL                     for the Exclusive Benefit of Our Customers
CAP GROWTH FUND                      55 Water Street
(Investor Class)                     32nd Floor
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     Charles Schwab & Co, Inc.                              48.93%
MANAGEMENT SMALL                     Special Custody Account
CAP GROWTH FUND                      for the Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
                                     AMA US Equity Master Fund LP                           24.27%
                                     3801 PGA Blvd., Suite 555
                                     Palm Beach Gardens, FL 33410

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             95.85%
FUND                                 101 Montgomery Street
(Class S)                            San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             99.99%
FUND                                 101 Montgomery Street
(Institutional Class)                San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------

      As of November 30, 2004, Directors and officers as a group owned less than 1% of the shares of each class within the Company.


                     INVESTMENT ADVISORY AND OTHER SERVICES

      ADVISORY AGREEMENT. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated August 1, 2002 (the "Advisory Agreement").


      The Adviser is a Pennsylvania corporation controlled by its majority shareholder, Arnold C. Schneider, III. The Adviser has been managing assets for institutional accounts since 1996. The Adviser currently acts as investment adviser for the Schneider Small Cap Value Fund, also an investment portfolio of the Company, and as investment sub-adviser for five other investment companies registered under the 1940 Act including: Quaker Mid-Cap Value Fund; Liberty All-Star Equity Fund; Frank Russell Diversified Equity Fund; Frank Russell Equity Fund and Frank Russell Sovereign - US Equity Pool. As of September 30, 2004, the Adviser managed approximately $3 billion in assets. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


      The Adviser is an active, equity value manager that believes a disciplined fundamental approach can consistently add value in a market that has shown to be extremely efficient with current data, but less so with future events. The Adviser is research intensive and focuses on new ideas, believing that the market is slow to react to change, particularly where out-of-favor stocks are concerned. The Adviser strives to act on them as soon as possible to generate above-average returns.

      The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company's Board of Directors and in accordance with the Fund's stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.70% of the Fund's average daily net assets. Until December 31, 2005, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Fund of 0.85%. There can be no assurance that the Adviser will continue such waiver thereafter.

      The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to, the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers;

(g) organizational costs; (h) fees to the Adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the portfolio. If the Fund has multiple classes, each class of the Fund pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Advisory Agreement was approved on May 27, 2004 by vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties ("Disinterested Directors"). Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until August 16, 2005. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending August 16, provided such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Agreement may also be terminated by the Adviser on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.

      In connection with such approval, the Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services to be provided to the Fund and the Adviser's experience and qualifications. Among other items, the Board of Directors also reviewed and considered: (1) a report on the Fund's advisory fee structure; (2) a report on the expected assets, advisory fee and expense reimbursements for the Fund; (3) a report comparing: (i) the contractual management fee for the Fund to that of comparable funds, and (ii) the estimated expenses for the Fund to those of its peer group; and (4) a report on soft dollar commissions which included information on the types of research and services expected to be obtained by the Adviser in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions and Brokerage."

      After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Fund. The Board of Directors also concluded that based on the services that the Adviser would provide to the Fund under the Advisory Agreement and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company to approve the Advisory Agreement.

      The advisory fees, including waivers and reimbursements for the most recent fiscal year and for the fiscal period September 30, 2002 through August 31, 2003 are as follows:


       ---------------------------------------------------------------------------------------
                                        ADVISORY FEES
                                     (AFTER WAIVERS AND
                                       REIMBURSEMENTS)          WAIVERS         REIMBURSEMENTS
       ---------------------------------------------------------------------------------------
       For the fiscal year ended              $0                $156,597           $16,214
       August 31, 2004
       ---------------------------------------------------------------------------------------
       For the fiscal period                  $0                $ 36,721           $60,677
       September 30, 2002 through
       August 31, 2003
       ---------------------------------------------------------------------------------------

      CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (the "Custodian") serves as the custodian of the Fund's assets pursuant to a custodian agreement between the Custodian and the Company dated August 16, 1988, as amended and supplemented (the "Custodian Agreement"). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a minimum monthly fee of $1,000, excluding transaction charges and out-of-pocket expenses.


      PFPC, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Trust Company, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which
PFPC: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee at the annual rate of $10 per account in the Fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.


      DISTRIBUTION AGREEMENT. PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated as of January 2, 2001, as supplemented (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund.


      PFPC Distributors provides certain administrative services to the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement between the Company and PFPC Distributors. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee for the previous month calculated at the annual rate of .15% of the Fund's average daily net assets. PFPC Distributors is currently waiving fees in excess of 0.03% of the Fund's average daily net assets.

      The administrative services fees, including waivers and reimbursements for the most recent fiscal year and for the fiscal period September 30, 2002 through August 31, 2003 are as follows:


       -------------------------------------------------------------------------------------------
                                    ADMINISTRATIVE SERVICES FEES
                                         (AFTER WAIVERS AND
             PFPC DISTRIBUTORS            REIMBURSEMENTS)           WAIVERS      REIMBURSEMENTS
       -------------------------------------------------------------------------------------------
       For the fiscal year ended                $7,333              $29,334            $0
       August 31, 2004
       -------------------------------------------------------------------------------------------
       For the fiscal period                    $1,577              $ 6,306            $0
       September 30, 2002 through
       August 31, 2003
       -------------------------------------------------------------------------------------------


      ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. PFPC also serves as administrator and fund accounting agent to the Fund pursuant to an Administration and

Accounting Services Agreement dated August 1, 2002 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to, prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum monthly fee of $8,333.

      The administration and accounting fees, including waivers and reimbursements for the most recent fiscal year and for the fiscal period September 30, 2002 through August 31, 2003 are as follows:


       ------------------------------------------------------------------------------------------
                                      ADMINISTRATION AND
                                        ACCOUNTING FEES
                                      (AFTER WAIVERS AND
                                        REIMBURSEMENTS)         WAIVERS        REIMBURSEMENTS
       ------------------------------------------------------------------------------------------
       For the fiscal year ended            $53,459             $50,000              $0
       August 31, 2004
       ------------------------------------------------------------------------------------------
       For the fiscal period                $47,159             $45,834              $0
       September 30, 2002 through
       August 31, 2003
       ------------------------------------------------------------------------------------------


      The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Fund's annual post-effective amendment filing and supplements to the Fund's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

      The regulatory administration fees, including waivers and reimbursements for the most recent fiscal year and for the fiscal period from June 1, 2003 through August 31, 2003 are as follows:


       ------------------------------------------------------------------------------------------
                                            REGULATORY
                                          ADMINISTRATION        WAIVERS       REIMBURSEMENTS
                                               FEES
       ------------------------------------------------------------------------------------------
       For the fiscal year ended              $3,963              $0                $0
       August 31, 2004
       ------------------------------------------------------------------------------------------
       For the fiscal period                  $  475               $0                $0
       June 1, 2003 through August
       31, 2003
       ------------------------------------------------------------------------------------------

                                FUND TRANSACTIONS

      Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

      The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

      The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including the registered investment companies it advises. In this process, orders for registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio's participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

      The brokerage commissions for the most recent fiscal year and for the fiscal period September 30, 2002 through August 31, 2003 are as follows:


      -----------------------------------------------------------------------------
                                                              BROKERAGE COMMISSIONS
      -----------------------------------------------------------------------------
      For the fiscal year ended August 31, 2004                      $113,326
      -----------------------------------------------------------------------------
      For the fiscal period September 30, 2002 through               $ 34,408
      August 31, 2003
      -----------------------------------------------------------------------------

      For the fiscal year ended August 31, 2004, the Fund paid $21,880 in aggregate commissions to brokers on account of research services.


      The Fund expects that its annual portfolio turnover rate will not exceed 75%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year.

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time: including, without limitation, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

      The computation of the hypothetical offering price per share, based on the value of the Fund's net assets on August 31, 2004 and the Fund's shares outstanding on such date is as follows:

SCHNEIDER VALUE FUND
--------------------


Net Assets............................................$38,405,642

Outstanding Shares......................................2,108,282

NAV per Share..............................................$18.22

Maximum Offering Price to Public...........................$18.22


                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days (as defined in "Valuation of Shares") of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                               VALUATION OF SHARES

      Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:


                          Value of Assets Attributable to a Class
           NAV =        - Value of Liabilities Attributable to the Same Class
                          ---------------------------------------------------
                          Number of Outstanding Shares of the Class

      The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

      Securities which are listed on stock exchanges are valued at the last reported sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and ask price available prior to valuation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the closing or last reported sale price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time). Securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and ask price available prior to valuation. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value a Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Fair Market Value Committee as determined by procedures adopted by the Board of Directors.

      Subject to the approval of the Company's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Fair Market Value Committee under the direction of the Company's Board of Directors.

                                      TAXES

      The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S.

government securities or the securities of other regulated investment companies). In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes with respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

      Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.073 billion shares have been classified into 97 classes as shown in the table below. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.


                                            NUMBER OF                                                      NUMBER OF
                                        AUTHORIZED SHARES                                              AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)        CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------     ----------------------------------------------------------
A (Growth & Income)                              100          BBB                                              100
B                                                100          CCC                                              100
C (Balanced)                                     100          DDD (Robeco Boston Partners
                                                              Institutional Small Cap Value Fund II)           100

D  (Tax-Free)                                    100          EEE (Robeco Boston Partners Investors
                                                              Small Cap Value Fund II)                         100
E (Money)                                        500          FFF                                              100
F (Municipal Money)                              500          GGG                                              100
G (Money)                                        500          HHH                                              100
H (Municipal Money)                              500          III (Robeco Boston Partners Long/Short
                                                              Equity-Institutional Class)                      100
I (Sansom Money)                               1,500          JJJ (Robeco Boston Partners Long/Short
                                                              Equity-Investor Class)                           100
J (Sansom Municipal Money)                       500          KKK (Robeco Boston Partners Funds)               100
K (Sansom Government Money)                      500          LLL (Robeco Boston Partners Funds)               100
L (Bedford Money)                              1,500          MMM  (n/i numeric Small Cap Value)               100
M (Bedford Municipal Money)                      500          Class NNN (Bogle Investment
                                                              Management Small Cap Growth -                    100
                                                              Institutional Class)
N (Bedford Government Money)                     500          Class OOO (Bogle Investment
                                                              Management Small Cap Growth -                    100
                                                              Investor Class)
O (Bedford N.Y. Money)                           500          Class PPP (Schneider Value Fund)                 100
P (RBB Government)                               100          Class QQQ (Institutional                       2,500
                                                              Liquidity Fund for Credit Unions)
Q                                                100          Class RRR (Liquidity Fund for                  2,500
                                                              Credit Unions)
R (Municipal Money)                              500          Select (Money)                                   700
S (Government Money)                             500          Beta 2 (Municipal Money)                           1
T                                                500          Beta 3 (Government Money)                          1
U                                                500          Beta 4 (N.Y. Money)                                1
V                                                500          Principal Class (Money)                          700
W                                                100          Gamma 2 (Municipal Money)                          1
X                                                 50          Gamma 3 (Government Money)                         1
Y                                                 50          Gamma 4 (N.Y. Money)                               1
Z                                                 50          Bear Stearns Money                             2,500
AA                                                50          Bear Stearns Municipal Money                   1,500
BB                                                50          Bear Stearns Government Money                  1,000
CC                                                50          Delta 4 (N.Y. Money)                               1
DD                                               100          Epsilon 1 (Money)                                  1
EE                                               100          Epsilon 2 (Municipal Money)                        1

                                            NUMBER OF                                                      NUMBER OF
                                        AUTHORIZED SHARES                                              AUTHORIZED SHARES
CLASS OF COMMON STOCK                       (MILLIONS)        CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------     ----------------------------------------------------------
FF (n/i numeric Emerging Growth)                  50          Epsilon 3 (Government Money)                       1
GG (n/i numeric Growth)                           50          Epsilon 4 (N.Y. Money)                             1
HH (n/i numeric Mid Cap)                          50          Zeta 1 (Money)                                     1
II (Baker 500 Growth Fund)                       100          Zeta 2 (Municipal Money)                           1
JJ (Baker 500 Growth Fund)                       100          Zeta 3 (Government Money)                          1
KK                                               100          Zeta 4 (N.Y. Money)                                1
LL                                               100          Eta 1 (Money)                                      1
MM                                               100          Eta 2 (Municipal Money)                            1
NN                                               100          Eta 3 (Government Money)                           1
OO                                               100          Eta 4 (N.Y. Money)                                 1
PP                                               100          Theta 1 (Money)                                    1
QQ (Robeco Boston Partners Institutional                      Theta 2 (Municipal Money)                          1
Large Cap)                                       100
RR (Robeco Boston Partners Investors Large                    Theta 3 (Government Money)                         1
Cap)                                             100
SS (Robeco Boston Partners Advisor Large                      Theta 4 (N.Y. Money)                               1
Cap)                                             100
TT (Robeco Boston Partners Investors Mid
Cap)                                             100
UU (Robeco Boston Partners Institutional
Mid Cap)                                         100
VV (Robeco Boston Partners Institutional
All Cap Value)                                   100
WW (Robeco Boston Partners Investors All
Cap Value)                                       100
YY (Schneider Capital Small Cap
Value)                                           100
ZZ                                               100
AAA                                              100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Baker 500 Family. The Sansom Street Family and the Bedford Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in five non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Baker 500 Family represents interests in one non-money market portfolio.


      Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or portfolio means, with respect to the approval of an investment advisory or distribution agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or portfolio.

                                  MISCELLANEOUS

      COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 serves as independent counsel to the Company and the Disinterested Directors.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for all portfolios, except the Money Market Portfolio. Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for the Money Market Portfolio.

      Prior to December 11, 2003, PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for all of the portfolios, performing the annual audit of the Company's financial statements for the fiscal year ended August 31, 2003.


                              FINANCIAL STATEMENTS


      The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


      "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2

(low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.


      "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


      "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:


      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA"-rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S


      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


      RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.


            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

            o     "N.M." means not meaningful.


MOODY'S


      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.


      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".


DBRS

RATING TRENDS

      Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

      In addition to confirming or changing ratings, other DBRS rating actions include:

      SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.


      RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


MUNICIPAL NOTE RATINGS
----------------------

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.


Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                             PROXY POLICY STATEMENT

                                  INTRODUCTION

                               STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made "solely in the best interest of the client's plan participants and beneficiaries."

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation's affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM's voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

                             CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client's investment. SCM gives special consideration to "out of the ordinary" matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

                              CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

I.    CORPORATE GOVERNANCE:

      A.    BOARD OF DIRECTORS:
            -------------------

            A company's board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM's guidelines are as follows:

            1. ELECTION OF DIRECTORS: While SCM normally votes for the board's nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

            2. INDEPENDENT DIRECTORS: In SCM's opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director's loyalty to the shareholders.

            3. CUMULATIVE VOTING: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

            4. CLASSIFIED BOARD: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM's opinion, a classified board serves to entrench management and limit shareholders' ability to effect favorable change. Consequently, SCM generally opposes classified boards.

            5. DIRECTOR LIABILITY AND INDEMNIFICATION: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors' liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

            6. DIRECTOR COMPENSATION: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors' compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company's access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

            7. GENERAL: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

      B. CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of "blank check" preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients' common stock ownership.

            1. INCREASE AUTHORIZED COMMON STOCK: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

            2. AUTHORIZE BLANK CHECK PREFERRED STOCK: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. "Blank check" preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

            3. AUTHORIZE CONVERTIBLE STOCK: SCM would review the rationale on a case-by-case basis taking into account the company's current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is "blank check" in nature, where the company's rationale is unclear, and where the request appears to blunt possible takeover attempts.

      C. SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

            1. CONFIDENTIAL VOTING should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

            2. MULTIPLE CLASSES OF COMMON STOCK with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

            3. SUPER-MAJORITY rules or requirements which interfere with the shareholder's right to elect directors and ratify corporate actions should be opposed.

            4. CHANGES IN CORPORATION'S DOMICILE should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

            5. CHANGE OF CONTROL occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

            6. FAIR PRICE PROVISIONS and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

            7. PRE-EMPTIVE RIGHTS allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM's analysis concludes such rights have value to the shareholders.

            8. "ANTI-TAKEOVER" measures should be submitted for shareholder approval. SCM is generally against such measures.

            9. BUNDLED PROPOSALS: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

            10. SPECIAL MEETINGS of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

      D. EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound "pay for performance" plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

            1. INCENTIVE PLANS should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

            2. STOCK/STOCK OPTION PLANS: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

            3. GOLDEN PARACHUTES should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

      E. ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to "approve any other business that properly comes before the meeting." As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

            1.    Appointment of Auditors

            2.    Corporate Name and/or Ticker Change

            3.    Approval of Articles of Incorporation

            4.    Changes to the Articles of Incorporation

            5.    Changes in the Date, Time and/or Location of Annual Meeting

            6.    Stock Splits

            7.    Acceptance of Director's Report

            8.    Approval of Corporate Dividend

II. SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

                        DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

                                    REPORTING

In order to facilitate a client's monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

                BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004


      This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares of two classes, Institutional Class and Investor Class (collectively, the "Shares"), representing interests in the Bogle Investment Management Small Cap Growth Fund (the "Fund") of The RBB Fund, Inc. (the "Company"). This SAI is not a prospectus and should be read only in conjunction with the Fund's Prospectus dated December 31, 2004 (the "Prospectus"). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (877) 264-5346. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................2

INVESTMENT OBJECTIVE AND POLICIES..............................................2

INVESTMENT LIMITATIONS........................................................16

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................18

MANAGEMENT OF THE COMPANY.....................................................19

CODE OF ETHICS................................................................24

PROXY VOTING POLICIES.........................................................24

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................24

INVESTMENT ADVISORY AND OTHER SERVICES........................................32

FUND TRANSACTIONS.............................................................38

PURCHASE AND REDEMPTION INFORMATION...........................................40

TELEPHONE TRANSACTION PROCEDURES..............................................41

VALUATION OF SHARES...........................................................42

TAXES.........................................................................43

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................44

MISCELLANEOUS.................................................................47

FINANCIAL STATEMENTS..........................................................47

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                               GENERAL INFORMATION


      The Company is an open-end management investment company currently operating or proposing to operate sixteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940 (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class representing interests in one diversified portfolio, the Bogle Investment Management Small Cap Growth Fund, which is offered by a Prospectus dated December 31, 2004.


                        INVESTMENT OBJECTIVE AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

      The Fund's investment objective is to provide long-term capital appreciation.


      The Fund will seek to achieve its objective by investing under normal circumstances, at the time of purchase, at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations under $2.0 billion ("Small Cap Stocks") that Bogle Investment Management L.P. (the "Adviser") believes are likely to appreciate more than the Russell 2000(R) Index. Shareholders will be notified by the Fund sixty days in advance of any change in this policy.


      The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Fund's Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund's investment policies and limitations.

BORROWING MONEY

      As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate its assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

EQUITY SWAPS

      The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

      The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

      The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

FOREIGN SECURITIES


      In pursuing its investment objective, the Fund's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") or Global or European Depositary Receipts ("GDRs" and "EDRs"). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the prospectus and in this SAI.

      ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.


FUTURES


      FUTURES CONTRACTS. The Fund may invest in futures contracts and options on futures contracts (including S&P 500(R) Index futures, Russell 2000(R) Index futures, and options on such futures described below). When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.


      The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

      If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

      The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current market prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

      The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

      CORRELATION OF PRICE CHANGES. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

      LIQUIDITY OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.


      INDEX FUTURES AND RELATED OPTIONS. An Index Futures contract is a contract to buy or sell an integral number of units of a stock index (i.e., the Standard & Poor's 500 Price(R) Index or the Russell 2000(R) Index) at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an index.

      RISKS OF FUTURES TRANSACTIONS. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser's ability to predict correctly movements in the direction of the market.

ILLIQUID SECURITIES

      The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INVESTING IN SMALL CAPITALIZATION COMPANIES

      Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

INVESTMENT COMPANY SECURITIES


      The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. The Fund presently intends to invest in other investment companies only as investment vehicles for short-term cash. The Fund will only invest in securities of other investment companies which are purchased on the open market with no commission or profit to a sponsor or dealer, other than the customary brokers commission, or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.


LENDING OF FUND SECURITIES

      The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33-1/3% of the value of its total assets.

PORTFOLIO TURNOVER

      Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

      The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as during the majority of the last ten years.

      Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as Individual Retirement Accounts
(IRA) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options. Generally, investors will earn better after-tax returns investing tax-advantaged assets in active strategies, while using very low turnover passive strategies for their taxable investments.


      The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. It is expected that the Fund's portfolio turnover will range between 100% to 150%.


PUT AND CALL OPTIONS

      The Fund may purchase and write (sell) put and call options relating to particular securities or to various indices which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

      PURCHASING PUT OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

      The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

      PURCHASING CALL OPTIONS. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      The Fund will purchase call options only in connection with "closing purchase transactions." The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

      WRITING PUT OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

      The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      WRITING CALL OPTIONS. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

      COMBINED OPTION POSITIONS. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      OPTIONS ON INDICES/UNLISTED OVER-THE-COUNTER OPTIONS. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

      RISKS OF OPTIONS TRANSACTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

      ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on such contracts, except as may be otherwise permitted under applicable regulations.

      The Fund's limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this SAI, are not fundamental policies and may be changed as regulatory agencies permit.

REPURCHASE AGREEMENTS

      The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Company's custodian will hold securities subject to repurchase agreements in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

      Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

RIGHTS OFFERINGS AND PURCHASE WARRANTS

      Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

SECTION 4(2) PAPER

      "Section 4(2) paper" is commercial paper, which is issued in reliance on the "private placement" exemption from registration, which is afforded by
Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" and Appendix "A" to this SAI for a list of commercial paper ratings.

SHORT SALES

      Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

      The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SHORT SALES "AGAINST THE BOX"

      In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund's net assets and will not engage in short sales against the box for speculative purposes.

      A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

TEMPORARY INVESTMENTS

      The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. GOVERNMENT OBLIGATIONS

      The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are U.S. government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.

      The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing

Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

      The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

                             INVESTMENT LIMITATIONS

      The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund. The Fund may not:

1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund's assets may be invested without regard to such limitation.

2. Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of its assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

4. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

5. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

7. Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9. Invest in oil, gas or mineral-related exploration or development programs or leases.

10. Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

11. Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

12. Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 1 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

                                   *      *     *

      If a percentage restriction under one of the Fund's investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                        DISCLOSURE OF PORTFOLIO HOLDINGS


      The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund's portfolio securities. The policies relating to the disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Adviser currently makes the Fund's top ten holdings, sector weightings and portfolio characteristics publicly available on its web site, WWW.BOGLEFUNDS.COM as disclosed in the following table:

------------------------------------- ------------------------ -----------------------------------
INFORMATION POSTING                   FREQUENCY OF DISCLOSURE  DATE OF WEB POSTING
------------------------------------- ------------------------ -----------------------------------
Top 10 Portfolio Holdings and other   Quarterly                2 to 3  weeks  after  the  end  of
portfolio characteristics                                      each calendar quarter
------------------------------------- ------------------------ -----------------------------------

      The scope of the information relating to the Fund's portfolio that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

      The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions, the financial printer, and IRCC, the Funds' proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles

(e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. The Company currently discloses the Fund's portfolio holdings information to Morningstar monthly, the next business day after the date of the information, and to Lipper monthly, the next business day after the date of the information. A designated officer of the Adviser must authorize the disclosure of the Fund's portfolio holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Board of Directors of the Company at the quarterly board meeting following the violation.


                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                  Director       1988 to present  Since 1969, Director and Vice          14            Director,
Comcast Corporation                                                Chairman, Comcast Corporation                         Comcast
1500 Market Street,                                                (cable television and                               Corporation
35th Floor                                                         communications); Director, NDS
Philadelphia, PA 19102                                             Group PLC (provider of systems
DOB: 7/16/33                                                       and applications for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                   Director       1988 to present  Since 2000, Vice President, Fox        14              None
Fox Chase Cancer Center                                            Chase Cancer Center (biomedical
333 Cottman Avenue                                                 research and medical care); prior
Philadelphia, PA 19111                                             to 2000, Executive Vice
DOB: 12/06/35                                                      President, Fox Chase Cancer
                                                                   Center.
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                 Director       1991 to present  Since December 2000, Director,         14              None
106 Pierrepont Street                                              Gabelli Partners, L.P. (an
Brooklyn, NY 11201                                                 investment partnership); Chief
DOB: 5/21/48                                                       Operating Officer and member of
                                                                   the Board of Directors of
                                                                   Outercurve Technologies (wireless
                                                                   enabling services) until April
                                                                   2001; Chief Operating Officer and
                                                                   member of the Executive Operating
                                                                   Committee of Warburg Pincus Asset
                                                                   Management, Inc.; Executive
                                                                   Officer and Director of Credit
                                                                   Suisse Asset Management
                                                                   Securities, Inc. (formerly
                                                                   Counsellors Securities, Inc.) and
                                                                   Director/Trustee of various
                                                                   investment companies advised by
                                                                   Warburg Pincus Asset Management,
                                                                   Inc. until September 15, 1999;
                                                                   Prior to 1997, Managing Director
                                                                   of Warburg Pincus Asset
                                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                Director       1991 to present  Since 1974, Chairman, Director         14        Director, Moyco
Moyco Technologies, Inc.                                           and President, Moyco                              Technologies,
200 Commerce Drive                                                 Technologies, Inc. (manufacturer                      Inc.
Montgomeryville, PA 18936                                          of precision coated and
DOB: 3/24/34                                                       industrial abrasives). Since
                                                                   1999, Director, Pennsylvania
                                                                   Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                   Director       1991 to present  Since July 2002, Senior Vice           14              None
Oppenheimer & Company, Inc.                                        President and prior thereto,
200 Park Avenue                                                    Executive Vice President of
New York, NY 10166                                                 Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                                       Fahnestock & Co., Inc. (a
                                                                   registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                 Director       2002 to present  Director of PFPC Inc. from             14              None
400 Bellevue Parkway                                               January 1987 to April 2002,
Wilmington, DE 19809                                               Chairman and Chief Executive
DOB: 9/25/38                                                       Officer of PFPC Inc. until April
                                                                   2002, Executive Vice President of
                                                                   PNC Bank, National Association
                                                                   from October 1981 to April 2002,
                                                                   Director of PFPC International
                                                                   Ltd. (financial services) from
                                                                   August 1993 to April 2002,
                                                                   Director of PFPC International
                                                                   (Cayman) Ltd. (financial
                                                                   services) from September 1996 to
                                                                   April 2002; Governor of the
                                                                   Investment Company Institute
                                                                   (investment company industry
                                                                   trade organization) from July
                                                                   1996 to January 2002; Director of
                                                                   PNC Asset Management, Inc.
                                                                   (investment advisory) from
                                                                   September 1994 to March 1998;
                                                                   Director of PNC National Bank
                                                                   from October 1995 to November
                                                                   1997; Director of Haydon Bolts,
                                                                   Inc. (bolt manufacturer) and
                                                                   Parkway Real Estate Company
                                                                   (subsidiary of Haydon Bolts,
                                                                   Inc.) since 1984.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                   President      1991 to present   Certified Public Accountant; Vice      N/A              N/A
400 Bellevue Parkway                 and               and         Chairman of the Board, Fox Chase
4th Floor                         Treasurer      1988 to present   Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                               Pennsylvania School for the Deaf;
DOB: 6/29/24                                                       Trustee Emeritus, Immaculata
                                                                   University; President or Vice
                                                                   President and Treasurer of
                                                                   various investment companies
                                                                   advised by subsidiaries of PNC
                                                                   Bank Corp. from 1981 to 1997;
                                                                   Managing General Partner,
                                                                   President since 2002, Treasurer
                                                                   since 1981 and Chief Compliance
                                                                   Officer since September 2004 of
                                                                   Chestnut Street Exchange Fund;
                                                                   and Director of the Bradford
                                                                   Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                     Secretary       2003 to present   Since 2000, Vice President and         N/A              N/A
301 Bellevue Parkway                                               Counsel, PFPC Inc. (financial
2nd Floor                                                          services company); Associate,
Wilmington, DE 19809                                               Stradley, Ronon, Stevens & Young,
DOB: 1/27/68                                                       LLC (law firm) from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------

Salvatore Faia, Esquire, CPA       Chief          Since 2004       Senior Legal Counsel, PFPC Inc.        N/A              N/A
Vigilant Compliance              Compliance                        from 2002 to 2004; Chief Legal
186 Dundee Drive, Suite 700       Officer                          Counsel, Corviant Corporation
Williamstown, NJ 08094                                             (Investment Adviser,
DOB: 12/25/62                                                      Broker-Dealer and Service
                                                                   Provider to Investment Advisers
                                                                   and Separate Accountant
                                                                   Providers) from 2001 to 2002;
                                                                   Partner, Pepper Hamilton LLP
                                                                   (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------


* Each director oversees fourteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act and the remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Independent Directors, including Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors, including Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors, including Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2003.

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL REGISTERED
                                                                            INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF                       DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR                 EQUITY SECURITIES IN THE FUND                    INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------

Julian A. Brodsky                             None                                          None

Francis J. McKay                              None                                      Over $100,000

Arnold M. Reichman                            None                                          None


                                                                                AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL REGISTERED
                                                                            INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF                       DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR                 EQUITY SECURITIES IN THE FUND                    INVESTMENT COMPANIES
Marvin E. Sternberg                           None                                          None
---------------------------------------------------------------------------------------------------------------
                                              INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------

J. Richard Carnall                            None                                          None

Robert Sablowsky                        $50,001-$100,000                                Over $100,000


DIRECTORS' COMPENSATION


      During the past fiscal year ended August 31, 2004, the Company paid each Director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each Director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:


                                                              PENSION OR                           TOTAL COMPENSATION
                                         AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM FUND AND FUND
                                     COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON      COMPLEX PAID TO
NAME OF DIRECTOR                        REGISTRANT          FUND EXPENSES         RETIREMENT           DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:


Julian A. Brodsky, Director               $23,750                N/A                  N/A               $23,750

Francis J. McKay, Director                $25,000                N/A                  N/A               $25,000

Arnold M. Reichman, Director              $23,750                N/A                  N/A               $23,750

Marvin E. Sternberg, Director             $25,000                N/A                  N/A               $25,000


-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:


J. Richard Carnall, Director
and Chairman                              $29,750                N/A                  N/A               $29,750


Robert Sablowsky, Director                $23,750                N/A                  N/A               $23,750

      As of December 31, 2003, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.


      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                              PROXY VOTING POLICIES

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund's Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund's investment and the rights of shareholders in its determination on voting portfolio securities.


      The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and votes such proxies in the manner outlined in the Adviser's procedures. A copy of the Adviser's Proxy Voting Guidelines is included with this SAI. Please see Appendix B to this SAI for further information.


      Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-877-264-5346 and by visiting the SEC website at HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2004, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.


-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Saxon and Co.                                          96.96%
PORTFOLIO                            c/o PNC Bank, N.A.
(Sansom Street Class)                8800 Tinicum Blvd.
                                     Philadelphia, PA 19153

-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Sharebuilder Securities Corporation for the               92%
PORTFOLIO                            Sole Benefit of Customers
(Bedford Class)                      1000-124th Avenue NE
                                     Bellevue, WA 98005

-----------------------------------------------------------------------------------------------------
                                     Bear Stearns & Co.                                         8%
                                     Omnibus Accounts
                                     P.O. Box 8950
                                     Wilmington, DE 19809

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Public Inst. For Social Security                       20.46%
INVESTORS EMERGING                   1001 19th St., N.
GROWTH FUND                          16th Flr.
                                     Arlington, VA 22209-1722

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                       14.78%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              13.04%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Janis Claflin, Bruce Fetzer and                         7.87%
                                     Winston Franklin
                                     Robert Lehman Trust
                                     The John E. Fetzer Institute, Inc.
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009-5316

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.79%
                                     55 Water St.
                                     Floor 32
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Citibank North America Inc.                            38.70%
INVESTORS GROWTH                     Sargent & Lundy Retirement Trust
FUND                                 Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center
                                     Tampa, FL 33610-9122

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              17.28%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc.                             21.49%
INVESTORS MID CAP                    Special Custody Account for the Exclusive
FUND                                 Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc                              47.48%
INVESTORS SMALL CAP                  Special Custody Account for the Exclusive
VALUE FUND                           Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.74%
                                     For Exclusive Benefit of our Customers
                                     55 Water St., Fl. 32
                                     New York, NY 10041

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                        5.01%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             46.00%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     Northern Trust Company                                 25.17%
                                     FBO AEFC Pension Trust
                                     A/C 22-53582
                                     P. O. Box 92956
                                     Chicago, IL 60675-2956

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Co. trustee                              5.65%
                                     FBO Rabbi Trust for Ladd Furniture, Inc.
                                     Executive Retirement Plan  22-08297
                                     PO Box 92956
                                     Chicago, IL 60675

-----------------------------------------------------------------------------------------------------
                                     City of Manchester NH                                   5.46%
                                     Cemetery Trust
                                     1000 Elm Street
                                     Manchester, NH 03101-1730


-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             64.65%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                       25.42%
                                     For the Exclusive Benefit of our Customers
                                     Attn Mutual Funds, 5th Fl.
                                     200 Liberty St., 1 World Financial Ctr.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  USB                                                    56.06%
CAP VALUE FUND                       Sisters of Order of St. Bene
(Institutional Class)                P.O. Box 1787
                                     Milwaukee, WI 53201-1787

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Co.                             36.54%
                                     FBO American Express
                                     Retirement Serv Plans
                                     Attn:  Pat Brown
                                     50534 AXP Financial Ctr.
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  Charles Schwab & Co., Inc.                             35.37%
CAP VALUE FUND                       Special Custody Account
(Investor Class)                     for Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Financial Svcs. Corp.                         23.84%
                                     for Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds, 5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Lauer & Co.                                             9.86%
SMALL CAP VALUE                      c/o Glenmede Trust Company
FUND II (Institutional Class)        Attn: Marie Knuttel
                                     P.O. Box 58997
                                     Philadelphia, PA 19102-8997

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Company                          6.51%
                                     FBO American Express Retirement
                                     Service Plans
                                     50534 AXP Financial Center
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
                                     Austin College                                          6.51%
                                     900 N. Grand Suite 6F
                                     Sherman, TX 75090-4440

-----------------------------------------------------------------------------------------------------
                                     State Street Bank & Trust Co. Cust                      5.88%
                                     FBO Gustavus Adolphus College
                                     c/o Rich Davis
                                     801 Pennsylvania Avenue
                                     5th Floor, Tower 2
                                     Kansas City, MO 64105

-----------------------------------------------------------------------------------------------------
                                     Putnam Fiduciary Trust Co Trustee                       5.78%
                                     FBO Teco Energy CGP Retirement
                                     Service Plan
                                     One Investors Way
                                     Norwood, MA 02062

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                        5.78%
                                     For the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds 5th Fl
                                     200 Liberty St 1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Hollowbeam & Co. FBO                                    5.77%
                                     Maine Health Access Foundation
                                     200 Newport Avenue, 7th Floor
                                     North Quincy, MA 02171

-----------------------------------------------------------------------------------------------------
                                     Plumbers and Steamfitters                               5.04%
                                     Local No 7 Pension Fund
                                     Robert Valenty Administrator
                                     308 Wolf Road
                                     Latham, NY 12110-4802

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             44.74%
SMALL CAP VALUE                      Special Custody Account
FUND II                              for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      29.74%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                       5.41%
                                     FBO Exclusive Benefit of Our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             37.28%
LONG/SHORT EQUITY                    Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Central Pacific Bank Cust                              17.36%
                                     FBO Hawaii Carpenters Financial
                                     Security Fund
                                     c/o CT Trust Services
                                     80 West Street, Suite 201
                                     Rutland, VT 05701

-----------------------------------------------------------------------------------------------------
                                     National Investor Services Corp.                       15.66%
                                     FBO Exclusive Benefit of our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                      11.93%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                      40.17%
LONG/SHORT EQUITY                    for the Exclusive Benefit of Our Customers
FUND                                 200 Liberty St.
(Investor Class)                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     ADP Clearing and Outsourcing Corp                       9.90%
                                     26 Broadway
                                     New York, NY 10004-1703

-----------------------------------------------------------------------------------------------------
                                     Bear Sterans Securities Corp.                           7.22%
                                     1 Metrotech Center North
                                     Brooklyn, NY 11201-3859

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 Boston Partners Asset Management LP                    45.63%
CAP VALUE FUND                       Attn: Jan Penney
(Institutional Class)                28 State Street
                                     Boston, MA 02109-1775

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      31.14%
                                     for the Exclusive Benefit of Our Customers
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Desmond J. Heathwood                                   13.61%
                                     2 Avery Street, Suite 33E
                                     Boston, MA 02111

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 National Financial Services Corp                       50.44%
CAP VALUE FUND                       FBO Exclusive Benefit of Our Customers
(Investor Class)                     200 Liberty Street
                                     New York, NY  10281

-----------------------------------------------------------------------------------------------------
                                     Edward H. Grant                                        10.57%
                                     and Carol A. Grant
                                     JT Ten Wros
                                     199 East Bay Road
                                     Osterville, MA 02655-2317

-----------------------------------------------------------------------------------------------------
                                     Susan Lupo and Lawrence Lupo                            5.61%
                                     6310 Spotted Fawn Run
                                     Littleton, CO 80125-9039

-----------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP                  Charles Schwab & Co., Inc.                             29.13%
VALUE FUND                           Special Custody Account
                                     for Benefit of Customers
                                     Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Ursinus College Endowment Fund                         16.99%
                                     P.O. Box 1000
                                     Collegeville, PA 19426-1000

-----------------------------------------------------------------------------------------------------
                                     John Frederick Lyness                                   6.48%
                                     81 Hillcrest Ave.
                                     Summit, NJ 07901-2012
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     SCM Retirement Plan                                     5.85%
                                     Profit Sharing Plan
                                     460 E. Swedesford Road, Ste 1080
                                     Wayne, PA 19087-1801

-----------------------------------------------------------------------------------------------------
SCHNEIDER VALUE                      SEI Private Trust Company                              12.75%
FUND                                 c/o Franklin Street Trust
                                     One Freedom Valley Drive
                                     Oaks, PA 19456

-----------------------------------------------------------------------------------------------------
                                     RSM, Limited Partnership                                8.85%
                                     c/o Stephen Lescarbeau
                                     17 Westover Road
                                     Slingerlands, NY  12159-3648

-----------------------------------------------------------------------------------------------------
                                     National Investor Services                              8.73%
                                     097-50000-19
                                     55 Water Street, 32nd Floor
                                     New York, NY  10041-0004

-----------------------------------------------------------------------------------------------------
                                     Glenn E. Becker, John W. Rex                            7.31%
                                     Christopher J. Davis - Trustees
                                     William Dekraff Trust
                                     c/o Germantown Academy Endowment
                                     P.O. Box 287
                                     Fort Washington, PA 19034

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     National Investors Services Corp.                       8.24%
MANAGEMENT SMALL                     for the Exclusive Benefit of Our Customers
CAP GROWTH FUND                      55 Water Street
(Investor Class)                     32nd Floor
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     Charles Schwab & Co, Inc.                              48.93%
MANAGEMENT SMALL                     Special Custody Account
CAP GROWTH FUND                      for the Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
                                     AMA US Equity Master Fund LP                           24.27%
                                     3801 PGA Blvd., Suite 555
                                     Palm Beach Gardens, FL 33410

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             95.85%
FUND                                 101 Montgomery Street
(Class S)                            San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             99.99%
FUND                                 101 Montgomery Street
(Institutional Class)                San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------

      As of November 30, 2004, Directors and officers as a group owned less than 1% of the shares of each class within the Company.


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT

      The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated September 15, 1999. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to limit the Fund's total operating expenses to the extent that such expenses exceed 1.25% of the Fund's Institutional Class average daily net assets and 1.35% of the Fund's Investor Class average daily net assets until December 31, 2005. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. There can be no assurance that the Adviser will continue such waivers indefinitely. John C. Bogle, Jr., the Fund's portfolio manager, is the President of the Adviser.

      Subject to the supervision of the Company's Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and
(iii) the placement from time to time of orders for all purchases and sales made for the Fund.

      The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and Directors' meetings; and (g) the cost of investment company literature and other publications provided by the Company to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Advisory Agreement was last approved on May 27, 2004 by vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties ("Disinterested Directors"). Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until August 16, 2005. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending August 16, provided such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days' written notice to the Fund. The Advisory Agreement was originally approved by written consent of the Fund's sole shareholder. The Advisory Agreement terminates automatically in the event of assignment thereof.

      In connection with the approval of the Advisory Agreement, the Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services to be provided to the Fund and the Adviser's experience and qualifications. Among other items, the Board of Directors also reviewed and considered: (1) a firm profile describing, among other things, employees, asset growth and financial condition; (2) a report on the Adviser's investment process; (3) a report on the Fund's performance; (4) a report on fees, including a comparison to peer portfolios and the advisory fee structure; and (5) a report on soft dollars and commissions and a description of the use and allocation of soft dollars.

      After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Fund. The Board of Directors also concluded that based on the services that the Adviser would provide to the Fund under the Advisory Agreement and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company to approve the Advisory Agreement.

      The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:


      ----------------------------------------------------------------------------------------------
                                    ADVISORY FEES (AFTER WAIVERS
                                        AND REIMBURSEMENTS)           WAIVERS         REIMBURSEMENTS
      ----------------------------------------------------------------------------------------------
      For the fiscal year ended              $2,888,402               $149,725              $0
      August 31, 2004
      ----------------------------------------------------------------------------------------------
      For the fiscal year ended
      August 31, 2003                        $1,609,083               $184,661              $0
      ----------------------------------------------------------------------------------------------
      For the fiscal year ended              $1,233,880               $161,476              $0
      August 31, 2002
      ----------------------------------------------------------------------------------------------


      The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund's name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

      The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, SAI or otherwise, without the Adviser's prior written consent, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

CUSTODIAN AGREEMENTS

      PFPC Trust Company ("PFPC Trust"), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, serves as custodian of the Fund's assets pursuant to a custodian agreement between PFPC Trust and the Company dated as of August 16, 1988 and supplemented for the Fund on September 15, 1999, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PFPC Trust receives a fee calculated at .03% of the Fund's average daily net assets.

TRANSFER AGENCY AGREEMENTS

      PFPC Inc. ("PFPC"), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented for the Fund on September 15, 1999 (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee, dependent upon the account type, at the annual rate of $10 to $18 per account for the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

      PFPC also serves as the Fund's administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of September 15, 1999, (the "Administration Agreement"). PFPC has agreed to calculate the Fund's net asset value ("NAV"), provide all accounting services for the Fund and assist in related aspects of the Fund's operations. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee calculated at an annual rate of .115% of the Fund's average daily net assets, exclusive of out-of-pocket expenses and pricing charges. PFPC is currently waiving .0125% of its annual fee.

      The administration and accounting fees, including waivers and reimbursements for the past three fiscal years are as follows:

      ---------------------------------------------------------------------------------------------
                                    ADMINISTRATION AND ACCOUNTING
                                  FEES AND EXPENSES (AFTER WAIVERS
                                         AND REIMBURSEMENTS)           WAIVERS       REIMBURSEMENTS
      ---------------------------------------------------------------------------------------------
      For the fiscal year ended               $342,127                 $37,977             $0
      August 31, 2004
      ---------------------------------------------------------------------------------------------
      For the fiscal year ended
      August 31, 2003                         $213,653                 $22,422             $0
      ---------------------------------------------------------------------------------------------
      For the fiscal year ended               $151,125                 $ 9,341             $0
      August 31, 2002
      ---------------------------------------------------------------------------------------------


      The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it or its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Fund's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

      The regulatory administration fees, including waivers and reimbursements for the most recent fiscal year and for the fiscal period from June 1, 2003 through August 31, 2003 are as follows:


       -----------------------------------------------------------------------------------------
                                           REGULATORY
                                       ADMINISTRATION FEES       WAIVERS       REIMBURSEMENTS
       -----------------------------------------------------------------------------------------
       For the fiscal year ended             $49,410               $0                $0
       August 31, 2004
       -----------------------------------------------------------------------------------------
       For the fiscal period                 $ 8,536               $0                $0
       June 1, 2003 through August
       31, 2003
       -----------------------------------------------------------------------------------------


DISTRIBUTION AND SHAREHOLDER SERVICING

      PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as distributor of the Fund pursuant to the terms of a distribution agreement dated January 2, 2001 (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate effort to solicit orders for the sale of Fund shares. The offering of each class's shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund. Pursuant to a Shareholder Services Plan (the "Plan") and a related Servicing Agreement dated March 1, 2002, the Fund will pay the Adviser a fee calculated at an annual rate of 0.10% of the average daily net assets of the Fund's Investor Shares in consideration for certain Shareholder and Administrative Services (as defined below).

Services performed by the Adviser include ongoing servicing and/or maintenance of the accounts of shareholders of the Fund's Investor Class, as set forth in the Plan ("Shareholder Services"), and sub-transfer agency services, subaccounting services or administrative services, as set forth in the Plan ("Administrative Services" and collectively with Shareholder Services, "Services") including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of the Adviser related to providing Services; and (ii) payment made to, and reimbursement of expenses of, financial institutions who provide Services to beneficial owners of Investor Shares ("Shareholder Servicing Agents") including, but not limited to, office space and equipment, telephone facilities, and answering routine inquiries regarding the Fund. Prior to March 1, 2002, PFPC Distributors performed shareholder services on behalf of the Fund pursuant to the Plan, as described above. The agreement between PFPC Distributors and the Fund was terminated on February 28, 2002.

      The shareholder servicing fees, including waivers and reimbursements for the past three fiscal years are as follows:


      ----------------------------------------------------------------------------------------------
                                        SHAREHOLDER SERVICING FEES
                                            (AFTER WAIVERS AND
                                             REIMBURSEMENTS)            WAIVERS       REIMBURSEMENTS
      ----------------------------------------------------------------------------------------------
      Fees paid to the Adviser for               $131,684               $     0             $0
      the fiscal year ended
      August 31, 2004
      ----------------------------------------------------------------------------------------------
      Fees paid to the Adviser for               $ 86,764               $     0             $0
      the fiscal year ended
      August 31, 2003
      ----------------------------------------------------------------------------------------------
      Fees paid to PFPC                          $ 18,751               $61,995             $0
      Distributors and the Adviser
      for the fiscal year ended
      August 31, 2002
      ----------------------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES AGENT

      PFPC Distributors provides certain administrative services to the Institutional and Investor Shares of the Fund that are not provided by PFPC. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the Institutional and Investor Shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee calculated at the annual rate of .15% of the Fund's average daily net assets. PFPC Distributors is currently waiving fees in excess of .02% of the Fund's average daily net assets.

      The administrative services fees, including waivers and reimbursements for the past three fiscal years are as follows:

      --------------------------------------------------------------------------------------------
                                   ADMINISTRATIVE SERVICES FEES
                                        (AFTER WAIVERS AND
            PFPC DISTRIBUTORS            REIMBURSEMENTS)             WAIVERS        REIMBURSEMENTS
      --------------------------------------------------------------------------------------------
      For the fiscal year ended              $60,763                 $394,956             $0
      August 31, 2004
      --------------------------------------------------------------------------------------------
      For the fiscal year ended              $35,875                 $233,187             $0
      August 31, 2003
      --------------------------------------------------------------------------------------------
      For the fiscal year ended              $34,388                 $174,916             $0
      August 31, 2002
      --------------------------------------------------------------------------------------------


                                FUND TRANSACTIONS

      Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund's portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

      When the "best execution" criteria are satisfied, those broker-dealers who supplement the Adviser's capabilities with research, quotation and consulting services and computer data, hardware and software materials may be selected by the Adviser to provide brokerage services.


      Ongoing research and market data feeds are critical elements of the Adviser's investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services which assist the Adviser in carrying out its investment and trading decisions. These products and services may include: trading, research and portfolio management systems and consulting services, periodicals and seminars, prime brokerage, custody and clearance services, data services, trading consulting, telephone lines, trading and data feeds, proxy research, and trading communication services. In some cases the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service which provides administrative or other non-research services is paid for by the Adviser in hard dollars.

      For the fiscal year ended August 31, 2004, the Fund paid $42,855 in aggregate commissions to brokers on account of research services.


      All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund's or a particular client's transactions and the use of any or all of that broker-dealer's research material in relation to the Fund or that client's account. The Adviser may pay a broker-dealer's brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer. The variations in brokerage commissions are a result of changes in the Fund's assets, commission rates, and turnover of the Fund's securities.

      The brokerage commissions for the past three years are as follows:


        --------------------------------------------------------------------------------
                                                                   BROKERAGE COMMISSIONS
        --------------------------------------------------------------------------------
        For the fiscal year ended August 31, 2004                        $473,985
        --------------------------------------------------------------------------------
        For the fiscal year ended August 31, 2003                        $434,001
        --------------------------------------------------------------------------------
        For the fiscal year ended August 31, 2002                        $453,473
        --------------------------------------------------------------------------------


      The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios. Transaction costs for any transaction will be shared pro rata based on each portfolio's participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

      In no instance will portfolio securities be purchased from or sold to PFPC Distributors, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

      Corporate debt and U.S. government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

      The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

      In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                       PURCHASE AND REDEMPTION INFORMATION

      Institutional Class shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Purchase orders for Investor Class shares may be placed through a financial intermediary. Institutional Class shares and Investor Class shares may also be purchased directly from the Fund at the NAV per share, by mail or by wire.

      The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

      Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of each of the Company's Funds are subject to redemption by the Fund, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.


      The Fund reserves the right to redeem a shareholder's account in the Fund at any time the NAV of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

      An illustration of the computation of the Fund's public offering price per share, based on the value of the Fund's net assets as of August 31, 2004, is as follows:

      --------------------------------------------------------------------------
                                                  INSTITUTIONAL       INVESTOR
                                                  -------------       --------
      --------------------------------------------------------------------------
      Net assets                                   $175,641,864     $124,030,900
      --------------------------------------------------------------------------
      Outstanding shares                              7,027,226        4,978,965
      --------------------------------------------------------------------------
      NAV per share                                $      24.99     $      24.91
      --------------------------------------------------------------------------
      Maximum sales charge
      --------------------------------------------------------------------------
      Maximum Offering Price to Public             $      24.99     $      24.91
      --------------------------------------------------------------------------


                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and
(7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                               VALUATION OF SHARES

      Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:


                           Value of Assets Attributable to a Class
             NAV  =      - Value of Liabilities Attributable to the Same Class
                           ---------------------------------------------------
                           Number of Outstanding Shares of the Class


      The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.


      Securities which are listed on stock exchanges are valued at the last reported sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and ask price available prior to valuation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the closing or last reported sale price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time). Securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and ask price available prior to valuation. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee as determined by procedures adopted by the Board of Directors.

      Subject to the approval of the Company's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Valuation Committee under the direction of the Company's Board of Directors.

                                      TAXES

      The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes with respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

      Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.073 billion shares have been classified into 97 classes as shown in the table below. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.


                                           NUMBER OF                                                 NUMBER OF
                                       AUTHORIZED SHARES                                         AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)         CLASS OF COMMON STOCK                   (MILLIONS)
--------------------------------------------------------     ------------------------------------------------------
A (Growth & Income)                           100            BBB                                          100
B                                             100            CCC                                          100
C (Balanced)                                  100            DDD (Robeco Boston Partners
                                                             Institutional Small Cap Value Fund II)       100
D  (Tax-Free)                                 100            EEE (Robeco Boston Partners Investors
                                                             Small Cap Value Fund II)                     100
E (Money)                                     500            FFF                                          100
F (Municipal Money)                           500            GGG                                          100
G (Money)                                     500            HHH                                          100
H (Municipal Money)                           500            III (Robeco Boston Partners Long/Short
                                                             Equity-Institutional Class)                  100
I (Sansom Money)                            1,500            JJJ (Robeco Boston Partners Long/Short
                                                             Equity-Investor Class)                       100
J (Sansom Municipal Money)                    500            KKK (Robeco Boston Partners Funds)           100
K (Sansom Government Money)                   500            LLL (Robeco Boston Partners Funds)           100
L (Bedford Money)                           1,500            MMM  (n/i numeric Small Cap Value)           100
M (Bedford Municipal Money)                   500            Class NNN (Bogle Investment
                                                             Management Small Cap Growth -                100
                                                             Institutional Class)
N (Bedford Government Money)                  500            Class OOO (Bogle Investment
                                                             Management Small Cap Growth -                100
                                                             Investor Class)
O (Bedford N.Y. Money)                        500            Class PPP (Schneider Value Fund)             100
P (RBB Government)                            100            Class QQQ (Institutional                   2,500
                                                             Liquidity Fund for Credit Unions)
Q                                             100            Class RRR (Liquidity Fund for              2,500
                                                             Credit Unions)

                                           NUMBER OF                                                  NUMBER OF
                                       AUTHORIZED SHARES                                          AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)         CLASS OF COMMON STOCK                    (MILLIONS)
--------------------------------------------------------     ------------------------------------------------------
R (Municipal Money)                           500            Select (Money)                               700
S (Government Money)                          500            Beta 2 (Municipal Money)                       1
T                                             500            Beta 3 (Government Money)                      1
U                                             500            Beta 4 (N.Y. Money)                            1
V                                             500            Principal Class (Money)                      700
W                                             100            Gamma 2 (Municipal Money)                      1
X                                              50            Gamma 3 (Government Money)                     1
Y                                              50            Gamma 4 (N.Y. Money)                           1
Z                                              50            Bear Stearns Money                         2,500
AA                                             50            Bear Stearns Municipal Money               1,500
BB                                             50            Bear Stearns Government Money              1,000
CC                                             50            Delta 4 (N.Y. Money)                           1
DD                                            100            Epsilon 1 (Money)                              1
EE                                            100            Epsilon 2 (Municipal Money)                    1
FF (n/i numeric Emerging Growth)               50            Epsilon 3 (Government Money)                   1
GG (n/i numeric Growth)                        50            Epsilon 4 (N.Y. Money)                         1
HH (n/i numeric Mid Cap)                       50            Zeta 1 (Money)                                 1
II (Baker 500 Growth Fund)                    100            Zeta 2 (Municipal Money)                       1
JJ (Baker 500 Growth Fund)                    100            Zeta 3 (Government Money)                      1
KK                                            100            Zeta 4 (N.Y. Money)                            1
LL                                            100            Eta 1 (Money)                                  1
MM                                            100            Eta 2 (Municipal Money)                        1
NN                                            100            Eta 3 (Government Money)                       1
OO                                            100            Eta 4 (N.Y. Money)                             1
PP                                            100            Theta 1 (Money)                                1
QQ (Robeco Boston Partners Institutional                     Theta 2 (Municipal Money)                      1
Large Cap)                                    100
RR (Robeco Boston Partners Investors Large                   Theta 3 (Government Money)                     1
Cap)                                          100
SS (Robeco Boston Partners Advisor Large                     Theta 4 (N.Y. Money)                           1
Cap)                                          100
TT (Robeco Boston Partners Investors Mid
Cap)                                          100
UU (Robeco Boston Partners Institutional
Mid Cap)                                      100
VV (Robeco Boston Partners Institutional
All Cap Value)                                100
WW (Robeco Boston Partners Investors All
Cap Value)                                    100
YY (Schneider Capital Small Cap
Value)                                        100
ZZ                                            100
AAA                                           100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Baker 500 Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in five non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Baker 500 Family represents interests in one non-money market portfolio.

      Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                  MISCELLANEOUS

      COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for all portfolios, except the Money Market Portfolio. Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for the Money Market Portfolio.

      Prior to December 11, 2003, PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for all of the portfolios, performing the annual audit of the Company's financial statements for the fiscal year ended August 31, 2003.


                              FINANCIAL STATEMENTS


      The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


      "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2

(low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.


      "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


      "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:


      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.


      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      The following summarizes the ratings used by DBRS for long-term debt:


      "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA"-rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S


      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


      RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.



            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

            o     "N.M." means not meaningful.


MOODY'S


      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.


      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".


DBRS

RATING TRENDS

      Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

      In addition to confirming or changing ratings, other DBRS rating actions include:

      SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.


      RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


MUNICIPAL NOTE RATINGS
----------------------

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.


Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                        BOGLE INVESTMENT MANAGEMENT, L.P.
                             PROXY VOTING GUIDELINES

It is the policy at Bogle Investment Management, L.P. (BIM), to vote all proxies, where we have been delegated the fiduciary duty to do so, in order to maximize shareholder value and the value of our investments. Whenever there is a conflict between the interests of BIM and the interests of its clients with regards to a proxy vote, it is BIM's policy to act in the best interest of its clients. The proxy voting guidelines below summarize BIM's position on various issues of concern to shareholders and investors. In order to facilitate the proxy voting process, we may retain a proxy service provider to assist us with proxy research, vote execution and record keeping. This proxy service provider would coordinate with our prime brokers and our clients' custodians to ensure that all proxy materials for each client are received and executed on a timely basis. This proxy service provider would also vote the proxies in accordance with our pre-determined policy and in consultation with BIM for non-routine, unusual or controversial issues.

No set of guidelines can anticipate every issue that may arise. The guidelines are not exhaustive and do not include all potential voting issues or variations on existing issues. Many of the issues and the circumstances of individual companies are different, and there may be instances when we adjust our position and may not vote in strict adherence to these guidelines.

As part of our ongoing investment process, our investment professionals may encounter significant corporate developments. As these situations arise, we may adjust votes for specific securities based on the current information.

Our proxy voting guidelines are summarized below, including specific examples of commonly presented items.

I.    GUIDELINES FOR DOMESTIC SECURITIES

ELECTION OF THE BOARD OF DIRECTORS:

We will generally vote for the company's nominees, provided that the Board maintains a majority of independent directors. We will vote on a case-by-case basis for contested elections.

CLASSIFIED BOARD STRUCTURE:

We are generally against the adoption of classified board structures, where the board of directors is elected on a staggered basis instead of each director elected annually. We are generally against proposals to declassify boards, unless there are special circumstances where shareholders would benefit from the declassification.

CUMULATIVE VOTING:

We are generally against proposals to allow cumulative voting by shareholders.

SUPERMAJORITY VOTING:

We are generally against proposals to require a supermajority for shareholder votes.

ELECTION OF AUDITORS:

Our policies generally support the re-election of auditors unless:

      o An auditor has a financial interest in or association with the company, and is therefore not independent.

      o There is reason to believe that the auditor rendered an opinion that is either inaccurate or not indicative of the company's financial position

We will review fees paid by a company for non-audit services on a case-by-case basis to determine if they are so excessive as to impair the auditor's appearance of independence.

EXECUTIVE COMPENSATION:


We are generally in favor of proposals that link executive compensation to both the company's long-term performance and to the performance of its peer group, unless such proposals are excessive. We will vote on a case-by-case basis on proposals to reprice options and to institute or amend employee stock purchase plans.


GOLDEN PARACHUTES:


We are generally for shareholder proposals to require a shareholder vote to approve any plans greater than two times salary and bonus. We will review any proposals to repeal or cancel existing plans on a case-by-case basis.


POISON PILLS:


These are anti-takeover provisions that can make it more difficult for an outside party to take control of a company without the approval of the board of directors. We are generally for any shareholder proposals to require a company to submit its poison pill plan for shareholder approval. We will review on a case-by-case basis any proposals to redeem or revise any existing plans.


COMMON STOCK AUTHORIZATION:

We generally vote for the authorization to increase shares of common stock for routine corporate purposes such as for stock splits or share repurchase programs. Any non-routine issuances or issuances in connection with corporate restructurings are voted on as case-by-case basis.

PREFERRED STOCK:

We generally vote against proposals to create a new class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights - "blank check" stock. We review requests for issuances of preferred stock on a case-by-case basis.

STATE OF INCORPORATION:


We vote on a case-by-case basis on any proposals to change a company's state or country of incorporation.

CORPORATE RESTRUCTURINGS:

We vote on all mergers, acquisitions, spin-offs, liquidations and any other corporate restructurings on a case-by-case basis.

SOCIAL ISSUES AND CORPORATE RESPONSIBILITY ISSUES:

As there are many variations on these types of issues, we evaluate all shareholder proposals individually and vote for each on a case-by-case basis.

II.   GUIDELINES FOR INTERNATIONAL SECURITIES

For some of our clients we invest in foreign domiciled securities. For those securities that are incorporated in foreign jurisdictions and are not listed on US securities exchanges or the NASDAQ, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. Corporate governance systems differ country by country. As a result, the foregoing guidelines may not be appropriate under some circumstances for foreign issuers. The funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, and any exceptions or unusual circumstances will be voted on a case-by-case basis.

                              BAKER 500 GROWTH FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2004

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares of two classes, Institutional Class and Class S (collectively, the "Shares"), representing interests in the Baker 500 Growth Fund (the "Fund") of The RBB Fund, Inc. (the "Company"). This SAI is not a prospectus and should be read only in conjunction with the Fund's Prospectus dated December 31, 2004 (the "Prospectus"). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (866) 253-8244. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................2

INVESTMENT OBJECTIVE AND POLICIES..............................................2

INVESTMENT LIMITATIONS........................................................16

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................18

MANAGEMENT OF THE COMPANY.....................................................18

CODE OF ETHICS................................................................23

PROXY VOTING POLICIES.........................................................23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................24

INVESTMENT ADVISORY AND OTHER SERVICES........................................30

FUND TRANSACTIONS.............................................................36

PURCHASE AND REDEMPTION INFORMATION...........................................38

TELEPHONE TRANSACTION PROCEDURES..............................................39

VALUATION OF SHARES...........................................................40

TAXES.........................................................................41

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................42

MISCELLANEOUS.................................................................45

FINANCIAL STATEMENTS..........................................................45


APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

Baker 500 is a registered trademark of Baker 500, LLC, the parent company of the Fund's investment adviser.

                               GENERAL INFORMATION

      The Company is an open-end management investment company currently operating or proposing to operate sixteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Class S representing interests in one non-diversified portfolio, the Baker 500 Growth Fund, which is offered by a Prospectus dated December 31, 2004.

                        INVESTMENT OBJECTIVE AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

      The Fund seeks long-term capital appreciation by investing in a concentrated portfolio of equity securities the Baker 500 Corporation (the "Adviser") believes are high quality. The Board of Directors may change the Fund's investment goal without shareholder approval. You will receive advance written notice of any material change to the Fund's investment goal.


      The Fund seeks to achieve its objective by investing under normal circumstances in the stocks of approximately 20 to 25 large, multi-national companies that the Adviser believes demonstrate dramatic earnings acceleration and sustainable growth. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the S&P 500(R) Index.


      The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Fund's Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund's investment policies and limitations.

BANK AND CORPORATE OBLIGATIONS

      The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor's(R) ("S&P") or Moody's Investors, Inc. ("Moody's")(or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

BORROWING MONEY

      As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

COMMERCIAL PAPER

      The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating categories are described in Appendix "A" to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's Adviser pursuant to guidelines approved by the Company's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. See "Illiquid Securities" below and Appendix "A" for a list of commercial paper ratings.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

EQUITY SWAPS

      The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

      The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

      The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

FOREIGN SECURITIES

      The Fund's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the prospectus and in this SAI.

      ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

FUTURES


      FUTURES CONTRACTS. The Fund may invest in futures contracts and options on futures contracts (including S&P 500(R) Index futures, and options on such futures described below) to the extent permitted by law. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.


      The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

      If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

      The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current market prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

      The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

      CORRELATION OF PRICE CHANGES. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

      TRADING RISKS OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.


      INDEX FUTURES AND RELATED OPTIONS. An Index Futures contract is a contract to buy or sell an integral number of units of a stock index (i.e., the Standard & Poor's 500(R) Index) at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an index.


      RISKS OF FUTURES TRANSACTIONS. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser's ability to predict correctly movements in the direction of the market.

ILLIQUID SECURITIES

      The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty-satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INDEXED SECURITIES

      The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values, which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

INVESTMENT COMPANY SECURITIES



      The Fund may invest in securities issued by other investment companies (including exchange-traded funds) to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.



LENDING OF FUND SECURITIES

      The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund's total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the net asset value ("NAV") of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund's share of income from the loan collateral will be included in its gross investment income.

      Securities lending would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, which the Adviser deems to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be marked to market daily.

PORTFOLIO TURNOVER

      Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

      The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as the last ten years.

      The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. It is expected that the Fund's portfolio turnover will range between 50% to 75%. The portfolio turnover rate of the Fund increased from 49.61% during the previous period January 28, 2003 through August 31, 2003 to 99.71% during the fiscal year ended August 31, 2004. The increase in the turnover rate of the Fund was due to an increase of purchases and sales of securities in the Fund's portfolio.


PUT AND CALL OPTIONS

      The Fund may purchase and write (sell) put and call options relating to particular securities or to various indices which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

      PURCHASING PUT OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

      The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

      PURCHASING CALL OPTIONS. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      The Fund will purchase call options only in connection with "closing purchase transactions." The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

      WRITING PUT OPTIONS. The Fund may write put options to the extent permitted by law. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

      The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      WRITING CALL OPTIONS. The Fund may write call options to the extent permitted by law. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

      COMBINED OPTION POSITIONS. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      OPTIONS ON INDICES/UNLISTED OVER-THE-COUNTER OPTIONS. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

      RISKS OF OPTIONS TRANSACTIONS. Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

      ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on such contracts, except as may otherwise be permitted under applicable regulations.

      The Fund's limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this SAI, are not fundamental policies and may be changed as regulatory agencies permit.

REPURCHASE AGREEMENTS

      The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers, which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Company's custodian will hold securities subject to repurchase agreements in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

      Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

RIGHTS OFFERINGS AND PURCHASE WARRANTS

      Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

SHORT SALES

      Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend, which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

      The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the

Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SHORT SALES "AGAINST THE BOX"

      In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security that the Fund owns. A broker will hold the proceeds of the short sale until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund's net assets and will not engage in short sales against the box for speculative purposes.

      A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

TEMPORARY INVESTMENTS

      The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. GOVERNMENT OBLIGATIONS

      The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. U.S. government obligations that are not backed by the full faith and credit of the U.S.

government are subject to greater risks than those that are U.S. government obligations that are backed by the full faith and credit of the U.S. government are subject to interest rate risk.

      The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

      The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

                             INVESTMENT LIMITATIONS

      The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). The Fund may not:

1. Borrow money, except to the extent permitted under the 1940 Act (which permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets). For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

2. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

3. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

4. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

5. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

6. Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

8. Invest in oil, gas or mineral-related exploration or development programs or leases.

9. Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

10. Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

11. Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 1 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

                                    *     *    *

      If a percentage restriction under one of the Fund's investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                        DISCLOSURE OF PORTFOLIO HOLDINGS


      The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund's portfolio securities. The policies relating to the disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel and GCom2Solutions, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. A designated officer of the Adviser must authorize the disclosure of the Fund's portfolio holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Board of Directors of the Company at the quarterly board meeting following the violation.


                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                  Director       1988 to present  Since 1969, Director and Vice          14            Director,
Comcast Corporation                                                Chairman, Comcast Corporation                         Comcast
1500 Market Street,                                                (cable television and                               Corporation
35th Floor                                                         communications); Director, NDS
Philadelphia, PA 19102                                             Group PLC (provider of systems
DOB: 7/16/33                                                       and applications for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                   Director       1988 to present  Since 2000, Vice President, Fox        14              None
Fox Chase Cancer Center                                            Chase Cancer Center (biomedical
333 Cottman Avenue                                                 research and medical care); prior
Philadelphia, PA 19111                                             to 2000, Executive Vice
DOB: 12/06/35                                                      President, Fox Chase Cancer
                                                                   Center.
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                 Director       1991 to present  Since December 2000, Director,         14              None
106 Pierrepont Street                                              Gabelli Partners, L.P. (an
Brooklyn, NY 11201                                                 investment partnership); Chief
DOB: 5/21/48                                                       Operating Officer and member of
                                                                   the Board of Directors of
                                                                   Outercurve Technologies (wireless
                                                                   enabling services) until April
                                                                   2001; Chief Operating Officer and
                                                                   member of the Executive Operating
                                                                   Committee of Warburg Pincus Asset
                                                                   Management, Inc.; Executive
                                                                   Officer and Director of Credit
                                                                   Suisse Asset Management
                                                                   Securities, Inc. (formerly
                                                                   Counsellors Securities, Inc.) and
                                                                   Director/Trustee of various
                                                                   investment companies advised by
                                                                   Warburg Pincus Asset Management,
                                                                   Inc. until September 15, 1999;
                                                                   Prior to 1997, Managing Director
                                                                   of Warburg Pincus Asset
                                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                Director       1991 to present  Since 1974, Chairman, Director         14        Director, Moyco
Moyco Technologies, Inc.                                           and President, Moyco                              Technologies,
200 Commerce Drive                                                 Technologies, Inc. (manufacturer                      Inc.
Montgomeryville, PA 18936                                          of precision coated and
DOB: 3/24/34                                                       industrial abrasives). Since
                                                                   1999, Director, Pennsylvania
                                                                   Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                   Director       1991 to present  Since July 2002, Senior Vice           14              None
Oppenheimer & Company, Inc.                                        President and prior thereto,
200 Park Avenue                                                    Executive Vice President of
New York, NY 10166                                                 Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                                       Fahnestock & Co., Inc. (a
                                                                   registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                       IN FUND           OTHER
                                 POSITION(S)      TERM OF OFFICE                                       COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS, AND DATE OF       HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
         BIRTH                       FUND         TIME SERVED(1)        DURING PAST 5 YEARS            DIRECTOR*        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                 Director       2002 to present  Director of PFPC Inc. from             14              None
400 Bellevue Parkway                                               January 1987 to April 2002,
Wilmington, DE 19809                                               Chairman and Chief Executive
DOB: 9/25/38                                                       Officer of PFPC Inc. until April
                                                                   2002, Executive Vice President of
                                                                   PNC Bank, National Association
                                                                   from October 1981 to April 2002,
                                                                   Director of PFPC International
                                                                   Ltd. (financial services) from
                                                                   August 1993 to April 2002,
                                                                   Director of PFPC International
                                                                   (Cayman) Ltd. (financial
                                                                   services) from September 1996 to
                                                                   April 2002; Governor of the
                                                                   Investment Company Institute
                                                                   (investment company industry
                                                                   trade organization) from July
                                                                   1996 to January 2002; Director of
                                                                   PNC Asset Management, Inc.
                                                                   (investment advisory) from
                                                                   September 1994 to March 1998;
                                                                   Director of PNC National Bank
                                                                   from October 1995 to November
                                                                   1997; Director of Haydon Bolts,
                                                                   Inc. (bolt manufacturer) and
                                                                   Parkway Real Estate Company
                                                                   (subsidiary of Haydon Bolts,
                                                                   Inc.) since 1984.
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                   President      1991 to present   Certified Public Accountant; Vice      N/A              N/A
400 Bellevue Parkway                 and               and         Chairman of the Board, Fox Chase
4th Floor                         Treasurer      1988 to present   Cancer Center; Trustee Emeritus,
Wilmington, DE 19809                                               Pennsylvania School for the Deaf;
DOB: 6/29/24                                                       Trustee Emeritus, Immaculata
                                                                   University; President or Vice
                                                                   President and Treasurer of
                                                                   various investment companies
                                                                   advised by subsidiaries of PNC
                                                                   Bank Corp. from 1981 to 1997;
                                                                   Managing General Partner,
                                                                   President since 2002, Treasurer
                                                                   since 1981 and Chief Compliance
                                                                   Officer since September 2004 of
                                                                   Chestnut Street Exchange Fund;
                                                                   and Director of the Bradford
                                                                   Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. King                     Secretary       2003 to present   Since 2000, Vice President and         N/A              N/A
301 Bellevue Parkway                                               Counsel, PFPC Inc. (financial
2nd Floor                                                          services company); Associate,
Wilmington, DE 19809                                               Stradley, Ronon, Stevens & Young,
DOB: 1/27/68                                                       LLC (law firm) from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA       Chief          Since 2004       Senior Legal Counsel, PFPC Inc.        N/A              N/A
Vigilant Compliance              Compliance                        from 2002 to 2004; Chief Legal
186 Dundee Drive, Suite 700       Officer                          Counsel, Corviant Corporation
Williamstown, NJ 08094                                             (Investment Adviser,
DOB: 12/25/62                                                      Broker-Dealer and Service
                                                                   Provider to Investment Advisers
                                                                   and Separate Accountant
                                                                   Providers) from 2001 to 2002;
                                                                   Partner, Pepper Hamilton LLP
                                                                   (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each director oversees fourteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc. are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act and the remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Independent Directors, including Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors, including Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors, including Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2003.

                                                                              AGGREGATE DOLLAR RANGE OF
                                                                         EQUITY SECURITIES IN ALL REGISTERED
                                                                          INVESTMENT COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF                        DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR              EQUITY SECURITIES IN THE FUND                     INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                          None                                         None

Francis J. McKay                           None                                     Over $100,000

Arnold M. Reichman                         None                                         None

Marvin E. Sternberg                        None                                         None

-------------------------------------------------------------------------------------------------------------
                                             INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
J. Richard Carnall                         None                                         None

Robert Sablowsky                           None                                     Over $100,000


DIRECTORS' COMPENSATION


      During the past fiscal year ended August 31, 2004, the Company paid each Director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each Director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

                                                             PENSION OR                           TOTAL COMPENSATION
                                        AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM FUND AND FUND
                                    COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON      COMPLEX PAID TO
NAME OF DIRECTOR                       REGISTRANT          FUND EXPENSES         RETIREMENT           DIRECTORS
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director              $23,750                N/A                  N/A               $23,750

Francis J. McKay, Director               $25,000                N/A                  N/A               $25,000

Arnold M. Reichman, Director             $23,750                N/A                  N/A               $23,750

Marvin E. Sternberg, Director            $25,000                N/A                  N/A               $25,000

----------------------------------------------------------------------------------------------------------------------

                                                             PENSION OR                           TOTAL COMPENSATION
                                        AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM FUND AND FUND
                                    COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON      COMPLEX PAID TO
NAME OF DIRECTOR                       REGISTRANT          FUND EXPENSES         RETIREMENT           DIRECTORS
----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

J. Richard Carnall, Director and
Chairman                                 $29,750                N/A                  N/A               $29,750

Robert Sablowsky, Director               $23,750                N/A                  N/A               $23,750


      As of December 31, 2003, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Companyi-s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                              PROXY VOTING POLICIES

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund's Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund's investment and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-866-253-8244 and by visiting the SEC website at HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2004, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Company indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.


-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Saxon and Co.                                          96.96%
PORTFOLIO                            c/o PNC Bank, N.A.
(Sansom Street Class)                8800 Tinicum Blvd.
                                     Philadelphia, PA 19153

-----------------------------------------------------------------------------------------------------
MONEY MARKET                         Sharebuilder Securities Corporation for the               92%
PORTFOLIO                            Sole Benefit of Customers
(Bedford Class)                      1000-124th Avenue NE
                                     Bellevue, WA 98005

-----------------------------------------------------------------------------------------------------
                                     Bear Stearns & Co.                                         8%
                                     Omnibus Accounts
                                     P.O. Box 8950
                                     Wilmington, DE 19809

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Public Inst. For Social Security                       20.46%
INVESTORS EMERGING                   1001 19th St., N.
GROWTH FUND                          16th Flr.
                                     Arlington, VA 22209-1722

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                       14.78%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              13.04%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds A/C 3143-0251
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     Janis Claflin, Bruce Fetzer and                         7.87%
                                     Winston Franklin
                                     Robert Lehman Trust
                                     The John E. Fetzer Institute, Inc.
                                     Attn: Christina Adams
                                     9292 West KL Ave.
                                     Kalamazoo, MI 49009-5316

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.79%
                                     55 Water St.
                                     Floor 32
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Citibank North America Inc.                            38.70%
INVESTORS GROWTH                     Sargent & Lundy Retirement Trust
FUND                                 Mutual Fund Unit
                                     Bld. B Floor 1 Zone 7
                                     3800 Citibank Center
                                     Tampa, FL 33610-9122

-----------------------------------------------------------------------------------------------------
                                     Charles Schwab & Co., Inc                              17.28%
                                     Special Custody Account for the Exclusive
                                     Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc.                             21.49%
INVESTORS MID CAP                    Special Custody Account for the Exclusive
FUND                                 Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
N/I NUMERIC                          Charles Schwab & Co., Inc                              47.48%
INVESTORS SMALL CAP                  Special Custody Account for the Exclusive
VALUE FUND                           Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Investor Services FBO                          5.74%
                                     For Exclusive Benefit of our Customers
                                     55 Water St., Fl. 32
                                     New York, NY 10041

-----------------------------------------------------------------------------------------------------
                                     McKinsey Master Retirement Trust                        5.01%
                                     c/o McKinsey & Company Inc.
                                     55 East 52nd Street
                                     29th Floor
                                     New York, NY 10055

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             46.00%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Company                                 25.17%
                                     FBO AEFC Pension Trust
                                     A/C 22-53582
                                     P. O. Box 92956
                                     Chicago, IL 60675-2956

-----------------------------------------------------------------------------------------------------
                                     Northern Trust Co. trustee                              5.65%
                                     FBO Rabbi Trust for Ladd Furniture, Inc.
                                     Executive Retirement Plan  22-08297
                                     PO Box 92956
                                     Chicago, IL 60675

-----------------------------------------------------------------------------------------------------
                                     City of Manchester NH                                   5.46%
                                     Cemetery Trust
                                     1000 Elm Street
                                     Manchester, NH 03101-1730

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             64.65%
LARGE CAP VALUE                      Special Custody Account
FUND                                 for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                       25.42%
                                     For the Exclusive Benefit of our Customers
                                     Attn Mutual Funds, 5th Fl.
                                     200 Liberty St., 1 World Financial Ctr.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  USB                                                    56.06%
CAP VALUE FUND                       Sisters of Order of St. Bene
(Institutional Class)                P.O. Box 1787
                                     Milwaukee, WI 53201-1787

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Co.                             36.54%
                                     FBO American Express
                                     Retirement Serv Plans
                                     Attn:  Pat Brown
                                     50534 AXP Financial Ctr.
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID                  Charles Schwab & Co., Inc.                             35.37%
CAP VALUE FUND                       Special Custody Account
(Investor Class)                     for Benefit of Customers
                                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Financial Svcs. Corp.                         23.84%
                                     for Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds, 5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Lauer & Co.                                             9.86%
SMALL CAP VALUE                      c/o Glenmede Trust Company
FUND II (Institutional Class)        Attn: Marie Knuttel
                                     P.O. Box 58997
                                     Philadelphia, PA 19102-8997

-----------------------------------------------------------------------------------------------------
                                     American Express Trust Company                          6.51%
                                     FBO American Express Retirement
                                     Service Plans
                                     50534 AXP Financial Center
                                     Minneapolis, MN 55474-0505

-----------------------------------------------------------------------------------------------------
                                     Austin College                                          6.51%
                                     900 N. Grand Suite 6F
                                     Sherman, TX 75090-4440

-----------------------------------------------------------------------------------------------------
                                     State Street Bank & Trust Co. Cust                      5.88%
                                     FBO Gustavus Adolphus College
                                     c/o Rich Davis
                                     801 Pennsylvania Avenue
                                     5th Floor, Tower 2
                                     Kansas City, MO 64105

-----------------------------------------------------------------------------------------------------
                                     Putnam Fiduciary Trust Co Trustee                       5.78%
                                     FBO Teco Energy CGP Retirement
                                     Service Plan
                                     One Investors Way
                                     Norwood, MA 02062

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp                        5.78%
                                     For the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds 5th Fl
                                     200 Liberty St 1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Hollowbeam & Co. FBO                                    5.77%
                                     Maine Health Access Foundation
                                     200 Newport Avenue, 7th Floor
                                     North Quincy, MA 02171

-----------------------------------------------------------------------------------------------------
                                     Plumbers and Steamfitters                               5.04%
                                     Local No 7 Pension Fund
                                     Robert Valenty Administrator
                                     308 Wolf Road
                                     Latham, NY 12110-4802

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             44.74%
SMALL CAP VALUE                      Special Custody Account
FUND II                              for Benefit of Customers
(Investor Class)                     Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      29.74%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     1 World Financial Center
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                       5.41%
                                     FBO Exclusive Benefit of Our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      Charles Schwab & Co., Inc.                             37.28%
LONG/SHORT EQUITY                    Special Custody Account
FUND                                 for Benefit of Customers
(Institutional Class)                Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Central Pacific Bank Cust                              17.36%
                                     FBO Hawaii Carpenters Financial
                                     Security Fund
                                     c/o CT Trust Services
                                     80 West Street, Suite 201
                                     Rutland, VT 05701

-----------------------------------------------------------------------------------------------------
                                     National Investor Services Corp.                       15.66%
                                     FBO Exclusive Benefit of our Customers
                                     55 Water Street
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     National Investors Services Corp.                      11.93%
                                     for the Exclusive Benefit of Our Customers
                                     Attn: Mutual Funds
                                     5th Floor
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS                      National Financial Services Corp.                      40.17%
LONG/SHORT EQUITY                    for the Exclusive Benefit of Our Customers
FUND                                 200 Liberty St.
(Investor Class)                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     ADP Clearing and Outsourcing Corp                       9.90%
                                     26 Broadway
                                     New York, NY 10004-1703

-----------------------------------------------------------------------------------------------------
                                     Bear Sterans Securities Corp.                           7.22%
                                     1 Metrotech Center North
                                     Brooklyn, NY 11201-3859

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 Boston Partners Asset Management LP                    45.63%
CAP VALUE FUND                       Attn: Jan Penney
(Institutional Class)                28 State Street
                                     Boston, MA 02109-1775

-----------------------------------------------------------------------------------------------------
                                     National Financial Services Corp.                      31.14%
                                     for the Exclusive Benefit of Our Customers
                                     200 Liberty St.
                                     New York, NY 10281-1003

-----------------------------------------------------------------------------------------------------
                                     Desmond J. Heathwood                                   13.61%
                                     2 Avery Street, Suite 33E
                                     Boston, MA 02111

-----------------------------------------------------------------------------------------------------
BOSTON PARTNERS ALL-                 National Financial Services Corp                       50.44%
CAP VALUE FUND                       FBO Exclusive Benefit of Our Customers
(Investor Class)                     200 Liberty Street
                                     New York, NY 10281

-----------------------------------------------------------------------------------------------------
                                     Edward H. Grant                                        10.57%
                                     and Carol A. Grant
                                     JT Ten Wros
                                     199 East Bay Road
                                     Osterville, MA 02655-2317

-----------------------------------------------------------------------------------------------------
                                     Susan Lupo and Lawrence Lupo                            5.61%
                                     6310 Spotted Fawn Run
                                     Littleton, CO 80125-9039

-----------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP                  Charles Schwab & Co., Inc.                             29.13%
VALUE FUND                           Special Custody Account
                                     for Benefit of Customers
                                     Attn:  Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

-----------------------------------------------------------------------------------------------------
                                     Ursinus College Endowment Fund                         16.99%
                                     P.O. Box 1000
                                     Collegeville, PA 19426-1000

-----------------------------------------------------------------------------------------------------
                                     John Frederick Lyness                                   6.48%
                                     81 Hillcrest Ave.
                                     Summit, NJ 07901-2012

-----------------------------------------------------------------------------------------------------
                                     SCM Retirement Plan                                     5.85%
                                     Profit Sharing Plan
                                     460 E. Swedesford Road, Ste 1080
                                     Wayne, PA 19087-1801

-----------------------------------------------------------------------------------------------------
SCHNEIDER VALUE                      SEI Private Trust Company                              12.75%
FUND                                 c/o Franklin Street Trust
                                     One Freedom Valley Drive
                                     Oaks, PA 19456

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                          PERCENTAGE
       FUND NAME                          SHAREHOLDER NAME AND                             OF SHARES
        (CLASS)                                 ADDRESS                                      OWNED
-----------------------------------------------------------------------------------------------------
                                     RSM, Limited Partnership                                8.85%
                                     c/o Stephen Lescarbeau
                                     17 Westover Road
                                     Slingerlands, NY 12159-3648

-----------------------------------------------------------------------------------------------------
                                     National Investor Services                              8.73%
                                     097-50000-19
                                     55 Water Street, 32nd Floor
                                     New York, NY 10041-0004

-----------------------------------------------------------------------------------------------------
                                     Glenn E. Becker, John W. Rex                            7.31%
                                     Christopher J. Davis - Trustees
                                     William Dekraff Trust
                                     c/o Germantown Academy Endowment
                                     P.O. Box 287
                                     Fort Washington, PA 19034

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     National Investors Services Corp.                       8.24%
MANAGEMENT SMALL                     for the Exclusive Benefit of Our Customers
CAP GROWTH FUND                      55 Water Street
(Investor Class)                     32nd Floor
                                     New York, NY 10041-3299

-----------------------------------------------------------------------------------------------------
BOGLE INVESTMENT                     Charles Schwab & Co, Inc.                              48.93%
MANAGEMENT SMALL                     Special Custody Account
CAP GROWTH FUND                      for the Benefit of Customers
(Institutional Class)                Attn: Mutual Funds
                                     101 Montgomery St.
                                     San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
                                     AMA US Equity Master Fund LP                           24.27%
                                     3801 PGA Blvd., Suite 555
                                     Palm Beach Gardens, FL 33410

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             95.85%
FUND                                 101 Montgomery Street
(Class S)                            San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------
BAKER 500 GROWTH                     Charles Schwab & Co., Inc.                             99.99%
FUND                                 101 Montgomery Street
(Institutional Class)                San Francisco, CA 94104

-----------------------------------------------------------------------------------------------------

      As of November 30, 2004, Directors and officers as a group owned less than 1% of the shares of each class within the Company.


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT

      The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated as of December 2, 2002. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 0.98% of the Fund's average daily net assets. L. Edward Baker, the Fund's portfolio manager, is the Founder, President and Chief Portfolio Manager of the Adviser. The Adviser is a subsidiary of Baker 500, LLC, which owns the majority of the common stock of the Adviser. Baker 500, LLC provides investment management services to a variety of clients.

      Subject to the supervision of the Company's Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and
(iii) the placement from time to time of orders for all purchases and sales made for the Fund.

      The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; and (g) the cost of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Advisory Agreement was approved on May 27, 2004 by vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties ("Disinterested Directors"). Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until August 16, 2005. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending August 16, provided such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days' written notice to the Fund. The Advisory Agreement was approved by written consent of the Fund's sole shareholder. The Advisory Agreement terminates automatically in the event of assignment thereof.

      In connection with the approval of the Advisory Agreement, the Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services to be provided to the Fund and the Adviser's experience and qualifications. Among other items, the Board of Directors also reviewed and considered: (1) a report on the Fund's advisory fees structure; (2) a report on the assets and advisory fee for the Fund; and (3) a report comparing: (i) the contractual management fee for the Fund to that of comparable funds, and (ii) the expenses for the Fund to those of its peer group.

      After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Fund. The Board of Directors also concluded that based on the services that the Adviser would provide to the Fund under the Advisory Agreement and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company to approve the Advisory Agreement.

      The advisory fees, including waivers and reimbursements for the most recent fiscal year and for the fiscal period January 28, 2003 through August 31, 2003 are as follows:


       -------------------------------------------------------------------------------------
                                                        ADVISORY FEES
                                                     (AFTER WAIVERS AND
                                                       REIMBURSEMENTS)               WAIVERS
       -------------------------------------------------------------------------------------
       For the fiscal year ended August 31, 2004           $     0                  $174,800
       -------------------------------------------------------------------------------------
       For the fiscal period January 28, 2003              $60,048                  $ 11,143
       through August 31, 2003
       -------------------------------------------------------------------------------------


      The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund's name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

      The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, SAI or otherwise, without the Adviser's prior written consent, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

CUSTODIAN AGREEMENT

      PFPC Trust Company ("PFPC Trust"), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, serves as the custodian of the Fund's assets pursuant to a custodian agreement between PFPC Trust and the Company dated as of August 16, 1988, as amended, and supplemented (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. The fees paid to PFPC Trust for its services pursuant to the Custodian Agreement are described under Administration, Accounting, Transfer Agency, Custodian Services and Administrative Services Fees below.

TRANSFER AGENCY AGREEMENT

      PFPC Inc. ("PFPC"), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. The Fees paid to PFPC for its services pursuant to the Transfer Agency Agreement are described under Administration, Accounting, Transfer Agency and Custodian Services Fees below.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

      PFPC also serves as the Fund's administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of December 2, 2002, (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. The fees paid to PFPC for its services pursuant to the Administration Agreement are described under Administration, Accounting, Transfer Agency, Custodian Services and Administrative Services Fees below. PFPC is an affiliate of the Fund's distributor, PFPC Distributors.

      The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

      The regulatory administration fees, including waivers and reimbursements for the most recent fiscal year and for the fiscal period from June 1, 2003 through August 31, 2003 are as follows:


       -----------------------------------------------------------------------------------------
                                             REGULATORY
                                         ADMINISTRATION FEES       WAIVERS        REIMBURSEMENTS
       -----------------------------------------------------------------------------------------
       For the fiscal year ended               $2,935                $0                 $0
       August 31, 2004
       -----------------------------------------------------------------------------------------
       For the fiscal period June 1,           $  637                $0                 $0
       2003 through August 31, 2003
       -----------------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES AGREEMENT

      PFPC Distributors provides certain administrative services to Institutional Class shares and Class S shares of the Fund that are not provided by PFPC. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between each class of shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. The fees paid to PFPC Distributors for its services pursuant to the Administrative Services Agreement are described under Administration, Accounting, Transfer Agency, Custodian Services and Administrative Services Fees below.

ADMINISTRATION, ACCOUNTING, TRANSFER AGENCY, CUSTODIAN SERVICES AND ADMINISTRATIVE SERVICES FEES

      Pursuant to a letter agreement, the Fund has agreed to pay PFPC fees for services provided by PFPC, PFPC Trust and PFPC Distributors under the Administration Agreement,

Transfer Agency Agreement, Custodian Agreement and Administrative Services Agreement. PFPC will receive an annual fee of 0.15% of the Fund's first $250 million of average net assets, and 0.12% of the Fund's average net assets in excess of $250 million. The minimum annual fee will be $125,000 for the Fund, exclusive of multiple class fees, transaction charges, account fees, FundSERV Networking fees, IMPRESSNet fees and out-of-pocket and other charges. PFPC's fees are billed monthly based on one-twelfth of the annual fee.

      The servicing fees and expenses, including waivers and reimbursements for the most recent fiscal year and for the fiscal period January 28, 2003 through August 31, 2003 are as follows:


       ---------------------------------------------------------------------------------------------------
                                       SERVICING FEES AND EXPENSES PAID
                                           TO PFPC AND ITS AFFILIATES
                                               (AFTER WAIVERS AND
                                                  REIMBURSEMENTS)           WAIVERS      REIMBURSEMENTS
       ---------------------------------------------------------------------------------------------------
       For the fiscal year ended                   $159,989                 $10,416            $0
       August 31, 2004
       ---------------------------------------------------------------------------------------------------
       For the fiscal period                       $ 44,189                 $58,299            $0
       January 28, 2003 through
       August 31, 2003
       ---------------------------------------------------------------------------------------------------


DISTRIBUTION AGREEMENT

      PFPC Distributors whose principal business address, is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated January 2, 2001 (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, the Distributor will use appropriate effort to solicit orders for the sale of the Fund's shares. The offering of each class' shares is continuous. PFPC Distributors does not receive compensation from the Company for the distribution of Institutional Class shares or Class S shares.

SHAREHOLDER SERVICING

      The Shareholder Services Plan and related form of Shareholder Servicing Agreement for Class S shares (the "Plan") provide that the Fund may pay securities dealers, financial institutions, financial advisors and other industry professionals that are shareholders or dealers of record or which have a shareholder servicing relationship with the beneficial owners of Class S shares ("Service Organizations") a fee calculated at an annual rate of up to ..25% of the average daily net assets of the Fund's Class S shares in consideration for certain Shareholder and Administrative Services (as defined below). Services performed by Service Organizations may include: (i) aggregating and processing purchase and redemption requests for Class S shares from shareholders and placing net purchase and redemption orders with the transfer agent; (ii) providing shareholders with a service that invests the assets of their accounts in Class S shares pursuant to specific or pre-authorizing instructions; (iii) processing dividend payments from the Fund on behalf of shareholders; (iv) providing information periodically to shareholders showing their positions in Class S shares; (v) arranging for bank wires; (vi) responding to shareholder inquiries relating to the Service Organization's services; (vii) providing subaccounting with respect to Class S shares beneficially owned by shareholders or the information to the Fund necessary for subaccounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) responding to shareholder inquires relating to dividends and distributions; (x) responding to shareholder inquires relating to shareholder account statements; (xi) responding to shareholder inquires relating to communications from the Fund to shareholders; (xii) providing shareholders with information relating to developments affecting their Class S shares; and (xiii) providing such other similar services as the Fund may reasonably request to the extent a Service Organization is permitted to do so under applicable statutes, rules or regulations.

      The shareholder servicing fees and expenses, including waivers and reimbursements for the most recent fiscal year and for the fiscal period January 28, 2003 through August 31, 2003 are as follows:


         ---------------------------------------------------------------------------------------------
                                             SHAREHOLDER SERVICING FEES
                                                 (AFTER WAIVERS AND
                                                   REIMBURSEMENTS)         WAIVERS      REIMBURSEMENTS
         ---------------------------------------------------------------------------------------------
         Fees paid to the Adviser for the              $12,251                $0              $0
         fiscal year ended August 31, 2004
         ---------------------------------------------------------------------------------------------
         Fees paid to PFPC Distributors                $ 9,640                $0              $0
         for the fiscal period January 28,
         2003 through August 31, 2003
         ---------------------------------------------------------------------------------------------


                               FUND TRANSACTIONS

      Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund's portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

      When the "best execution" criteria are satisfied, those broker-dealers who supplement the Adviser's capabilities with research, quotation and consulting services and computer data, hardware and software materials may be selected by the Adviser to provide brokerage services.

      Ongoing research and market data feeds are critical elements of the Adviser's investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services, which assist the Adviser in carrying out its investment and trading decisions. These products and services include: trading, research and portfolio management systems and consulting services, periodicals and seminars, prime brokerage, custody and clearance services, data services, trading consulting, telephone lines, trading and data feeds, proxy research, and trading communication services. In some cases the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service, which provides administrative or other non-research services, is paid for by the Adviser in hard dollars.


      For the fiscal year ended August 31, 2004, the Fund paid $678 in aggregate commissions to brokers on account of research services.


      All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund's or a particular client's transactions and the use of any or all of that broker-dealer's research material in relation to the Fund or that client's account. The Adviser may pay a broker-dealer's brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer.

      The following chart shows the aggregate commissions paid by the Fund for the most recent fiscal year and for the fiscal period January 28, 2003 through August 31, 2003:


        ------------------------------------------------------------------------
                                                           BROKERAGE COMMISSIONS
        ------------------------------------------------------------------------
        For the fiscal year ended August 31, 2004                 $52,760
        ------------------------------------------------------------------------
        For the fiscal period January 28, 2003 through            $ 6,084
        August 31, 2003
        ------------------------------------------------------------------------


      The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio's participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

      In no instance will portfolio securities be purchased from or sold to PFPC Distributors, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

      Corporate debt and U.S. government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

      The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

      In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                       PURCHASE AND REDEMPTION INFORMATION

      Institutional shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Institutional shares may also be purchased directly from the Fund at the NAV per share, by mail or by wire. Purchase orders for Class S shares must be placed through a financial intermediary.

      The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

      Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      A redemption fee of 1.00% will be charged on any redemption of Fund shares held less than 270 days. Shares of the Company are also subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.


      The Fund reserves the right to redeem a shareholder's account in the Fund at any time the NAV of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

      An illustration of the computation of the Fund's public offering price per share, of an Institutional and Class S share of the Fund, based on the value of the Fund's net assets as of August 31, 2004 is as follows:

            -----------------------------------------------------------------
                                              INSTITUTIONAL        CLASS S
                                              -------------        -------
            -----------------------------------------------------------------
            Net assets                         $14,129,805       $4,530,211
            -----------------------------------------------------------------
            Outstanding shares                   1,163,812          374,474
            -----------------------------------------------------------------
            NAV per share                      $     12.14       $    12.10
            -----------------------------------------------------------------
            Maximum sales charge                        --               --
            -----------------------------------------------------------------
            Maximum Offering Price to Public   $     12.14       $    12.10
            -----------------------------------------------------------------


                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and
(7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.


                               VALUATION OF SHARES

      Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:


                            Value of Assets Attributable to a Class
            NAV  =        - Value of Liabilities Attributable to the Same Class
                            ---------------------------------------------------
                            Number of Outstanding Shares of the Class


The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.


      Securities which are listed on stock exchanges are valued at the last reported sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and ask price available prior to valuation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the closing or last reported sale price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time). Securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and ask price available prior to valuation. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value a Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee as determined by procedures adopted by the Board of Directors.

      Subject to the approval of the Company's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Valuation Committee under the direction of the Company's Board of Directors.

                                      TAXES

      The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes with respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

      Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.073 billion shares have been classified into 97 classes as shown in the table below. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.


                                          NUMBER OF                                                    NUMBER OF
                                          AUTHORIZED                                              AUTHORIZED SHARES
CLASS OF COMMON STOCK                  SHARES (MILLIONS)   CLASS OF COMMON STOCK                      (MILLIONS)
--------------------------------------------------------   --------------------------------------------------------
A (Growth & Income)                             100        BBB                                              100
B                                               100        CCC                                              100
C (Balanced)                                    100        DDD (Robeco Boston Partners
                                                           Institutional Small Cap Value Fund II)           100
D  (Tax-Free)                                   100        EEE (Robeco Boston Partners Investors
                                                           Small Cap Value Fund II)                         100
E (Money)                                       500        FFF                                              100
F (Municipal Money)                             500        GGG                                              100
G (Money)                                       500        HHH                                              100
H (Municipal Money)                             500        III (Robeco Boston Partners Long/Short
                                                           Equity-Institutional Class)                      100
I (Sansom Money)                              1,500        JJJ (Robeco Boston Partners Long/Short
                                                           Equity-Investor Class)                           100
J (Sansom Municipal Money)                      500        KKK (Robeco Boston Partners Funds)               100
K (Sansom Government Money)                     500        LLL (Robeco Boston Partners Funds)               100
L (Bedford Money)                             1,500        MMM  (n/i numeric Small Cap Value)               100
M (Bedford Municipal Money)                     500        Class NNN (Bogle Investment
                                                           Management Small Cap Growth -                    100
                                                           Institutional Class)
N (Bedford Government Money)                    500        Class OOO (Bogle Investment
                                                           Management Small Cap Growth -                    100
                                                           Investor Class)
O (Bedford N.Y. Money)                          500        Class PPP (Schneider Value Fund)                 100
P (RBB Government)                              100        Class QQQ (Institutional                       2,500
                                                           Liquidity Fund for Credit Unions)
Q                                               100        Class RRR (Liquidity Fund for                  2,500
                                                           Credit Unions)
R (Municipal Money)                             500        Select (Money)                                   700
S (Government Money)                            500        Beta 2 (Municipal Money)                           1
T                                               500        Beta 3 (Government Money)                          1
U                                               500        Beta 4 (N.Y. Money)                                1
V                                               500        Principal Class (Money)                          700

                                          NUMBER OF                                                    NUMBER OF
                                          AUTHORIZED                                              AUTHORIZED SHARES
CLASS OF COMMON STOCK                  SHARES (MILLIONS)   CLASS OF COMMON STOCK                      (MILLIONS)
--------------------------------------------------------   --------------------------------------------------------
W                                               100        Gamma 2 (Municipal Money)                          1
X                                                50        Gamma 3 (Government Money)                         1
Y                                                50        Gamma 4 (N.Y. Money)                               1
Z                                                50        Bear Stearns Money                             2,500
AA                                               50        Bear Stearns Municipal Money                   1,500
BB                                               50        Bear Stearns Government Money                  1,000
CC                                               50        Delta 4 (N.Y. Money)                               1
DD                                              100        Epsilon 1 (Money)                                  1
EE                                              100        Epsilon 2 (Municipal Money)                        1
FF (n/i numeric Emerging Growth)                 50        Epsilon 3 (Government Money)                       1
GG (n/i numeric Growth)                          50        Epsilon 4 (N.Y. Money)                             1
HH (n/i numeric Mid Cap)                         50        Zeta 1 (Money)                                     1
II (Baker 500 Growth Fund)                      100        Zeta 2 (Municipal Money)                           1
JJ (Baker 500 Growth Fund)                      100        Zeta 3 (Government Money)                          1
KK                                              100        Zeta 4 (N.Y. Money)                                1
LL                                              100        Eta 1 (Money)                                      1
MM                                              100        Eta 2 (Municipal Money)                            1
NN                                              100        Eta 3 (Government Money)                           1
OO                                              100        Eta 4 (N.Y. Money)                                 1
PP                                              100        Theta 1 (Money)                                    1
QQ (Robeco Boston Partners Institutional                   Theta 2 (Municipal Money)                          1
Large Cap)                                      100
RR (Robeco Boston Partners Investors Large                 Theta 3 (Government Money)                         1
Cap)                                            100
SS (Robeco Boston Partners Advisor Large                   Theta 4 (N.Y. Money)                               1
Cap)                                            100
TT (Robeco Boston Partners Investors Mid
Cap)                                            100
UU (Robeco Boston Partners Institutional
Mid Cap)                                        100
VV (Robeco Boston Partners Institutional
All Cap Value)                                  100
WW (Robeco Boston Partners Investors All
Cap Value)                                      100
YY (Schneider Capital Small Cap
Value)                                          100
ZZ                                              100
AAA                                             100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Baker 500 Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in five non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Baker 500 Family represents interests in one non-money market portfolio.


      Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or portfolio means, with respect to the approval of an investment advisory or distribution agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or portfolio represented at a meeting at which the holders of more than

50% of the outstanding shares of such class, series or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or portfolio.

                                  MISCELLANEOUS

      COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for all portfolios, except the Money Market Portfolio. Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Company's independent registered public accounting firm for the Money Market Portfolio.

      Prior to December 11, 2003, PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for all of the portfolios, performing the annual audit of the Company's financial statements for the fiscal year ended August 31, 2003.


                              FINANCIAL STATEMENTS


      The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


      Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


      "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2

(low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.


      "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


      "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:


      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.


      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:


      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.


      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA"-rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

      "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

      "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S


      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


      RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.



            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

            o     "N.M." means not meaningful.


MOODY'S


      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.


      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

      WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".


DBRS

RATING TRENDS

      Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

      In addition to confirming or changing ratings, other DBRS rating actions include:

      SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.


      RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


MUNICIPAL NOTE RATINGS
----------------------

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not as recommendations to purchase, sell or hold any securities.


Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of repayment in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                                 BAKER 500 CORP.

                               PROXY VOTING POLICY

For those clients for whom Baker 500 Corp. ("Adviser"), has undertaken to vote proxies, Adviser retains the final authority and responsibility for such voting. On behalf of our valued clients, Adviser:

1) provides the client with a written summary of its proxy voting policy, and the complete proxy voting policy upon request;

2)    discloses to the client how to obtain voting information;

3)    applies the proxy voting policy consistently;

4)    documents the reasons for voting;

5) maintains records of voting activities for clients and regulating authorities; and

6)    monitors voting activity for potential conflicts of interest.

VOTING POLICY
-------------

The Employee Retirement Income Security Act, or ERISA, sets forth the tenets under which plan assets must be managed and invested. ERISA provides that assets managed on behalf of corporate pension plans' beneficiaries must be invested "solely in the best interest of the beneficiaries" and with "care, skill, prudence and diligence." Interpretations of ERISA are developed by the U.S. Department of Labor. The duties of loyalty and prudence apply to the management of all plan assets, including proxy voting.

The duty of prudence requires that decisions be made based on financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making the proxy voting decision, two overriding considerations are in effect: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be.

The Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues be addressed by consistent criteria. It has also been made clear that company-specific analysis must be performed and that automatic voting procedures, specifically the "rubber stamping" of the wishes of management, are not appropriate or acceptable. Identifying the distinct issues on company ballots and having a method to track recurring and non-routine issues is an important part of the process.

ADVISER PROXY VOTING PROCEDURES AND GUIDELINES
----------------------------------------------

Adviser process of voting and maintaining records first involves the coding of every company proxy ballot voted. Coding entails the identification of each issue on the ballot. Adviser uses a proprietary coding system of individually identified issues. Adviser performs company by company analysis, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue will be considered in the context of the company under review.

The following are the general voting parameters that Adviser follows on various types of issues when there are no company-specific reasons for voting to the contrary

I. GUIDELINES FOR DOMESTIC SECURITIES (SECURITIES TRADED IN THE U.S. LISTED OR OVER-THE-COUNTER MARKETS)

AUDITORS


Vote FOR proposals to ratify auditors, unless any of the following apply:


      o An auditor has a financial interest in or association with the company, and is therefore not independent

      o     Fees for non-audit services are excessive, or

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS


Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.


CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Adviser's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT


Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS


Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting


Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where Adviser recommends in favor of the dissidents, it also recommends voting for reimbursing proxy solicitation expenses.

POISON PILLS


Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.


MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Adviser.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders
It is not designed to preserve the voting power of an insider or significant shareholder

EXECUTIVE AND DIRECTOR COMPENSATION


Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Adviser's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth. Using the expanded compensation data disclosed under the SEC's rules, Adviser will value every award type. Adviser will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Adviser determines the estimated cost of the plan, it compares it to a company-specific dilution cap.


Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to historic trading patterns, rationale for the repricing, value-for-value exchange, option vesting, term of the option, exercise price, and participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value

Offering period is 27 months or less, and

Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, Adviser votes on a CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

II. GUIDELINES FOR INTERNATIONAL SECURITIES (SECURITIES TRADED IN THE NON-U.S. LISTED OR OVER-THE-COUNTER MARKETS)

The Department of Labor has stated that for funds governed by ERISA, foreign proxies should be voted subject to a cost/benefit analysis. Adviser attempts to secure notices of shareholder meetings of all international companies and cast votes for all shares held in those companies when it can be done cost-effectively.

It is important to understand, though, that corporate governance systems around the world are different, and the dogmatic application of policies developed for the U.S. corporate governance environment is not necessarily appropriate for foreign markets. The ultimate goal of proxy voting is to enhance long-term shareholder value through the effective use of the shareholder franchise. Achieving this goal internationally requires clear policy guidelines and flexibility in their application.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:
there are concerns about the accounts presented or audit procedures used; or the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
there are serious concerns about the accounts presented or the audit procedures used; the auditors are being changed without explanation; or nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless: there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:
the dividend payout ratio has been consistently below 30 percent without adequate explanation; or the payout is excessive given the company's financial position.

STOCK DIVIDEND ALTERNATIVE

Vote FOR most stock dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:
there are clear concerns about the past performance of the company or the board; or the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:
there are serious questions about actions of the board or management for the year in question; or legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Adviser guidelines for the purpose being proposed; or the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Adviser's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Adviser's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS

Vote FOR share repurchase plans, unless:
clear evidence of past abuse of the authority is available; or the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS

Vote FOR mergers and acquisitions, unless:
the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

OBTAINING VOTING INFORMATION
----------------------------

Clients who are interested in obtaining information from Adviser on how their securities were voted may contact the Client Servicing Department at 1-800-467-6214. In addition, the Client Servicing Department mails to each client an annual record of all proxies voted on behalf of that client.